UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

VOXX International Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VOXX International Corporation
2351 J. Lawson Blvd.
Orlando, FL 32824
March 3, 2025
Dear Stockholders:
You are cordially invited to attend a special meeting (such meeting, including any adjournments or postponements thereof, the “Special Meeting”) of the stockholders of VOXX International Corporation, a Delaware corporation (the “Company” or “VOXX”), to be held virtually via live webcast on March 31, 2025 at 10:00 a.m. Eastern time at www.virtualshareholdermeeting.com/VOXX2025SM. There will not be a physical meeting location. Details regarding the business to be conducted at the Special Meeting are described in the accompanying proxy statement and the accompanying notice of Special Meeting (the “Notice of Special Meeting”).
At the Special Meeting you will be asked to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of December 17, 2024 (as amended from time to time, the “Merger Agreement”), by and among the Company, Gentex Corporation, a Michigan corporation (“Gentex”), and Instrument Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Gentex (“Merger Sub”), and the transactions contemplated thereby, pursuant to which Merger Sub will merge with and into the Company, with the Company surviving such merger as the surviving corporation (the “Merger”), and a wholly owned subsidiary of Gentex (the “Merger Agreement Proposal”).
If the Merger is completed, each share of the Company’s Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), and Class B Common Stock, par value $0.01 per share (“Class B Common Stock” and together with the Class A Common Stock, the “Company Common Stock”), issued and outstanding immediately prior to the effective time of the Merger, shall be cancelled and extinguished and automatically converted into and shall thereafter represent the right to receive an amount in cash equal to $7.50 per share of Company Common Stock (“Per Share Merger Consideration”), payable to the holder thereof, without interest, subject to and in accordance with the terms and conditions of the Merger Agreement, subject to certain exceptions specified in the Merger Agreement. After the completion of the Merger, you will no longer have an equity interest in the Company and will not participate in any potential future earnings of the Company. The Merger Agreement and the transactions contemplated thereby, including the Merger are described further in the accompanying proxy statement.
Your vote is very important.   Whether or not you plan to attend the Special Meeting, you are urged to submit a proxy to vote your shares as promptly as possible to ensure your representation at the Special Meeting. Please review the instructions in the accompanying Notice of Special Meeting and proxy statement regarding the submission of proxies and voting.
The proposed transactions constitute a “going-private transaction” under the rules of the SEC. Gentex holds approximately 15.1% of the outstanding voting power of Company Common Stock.
The Company’s board of directors (the “Company Board”) formed a Transaction Committee (the “Transaction Committee”) consisting solely of directors of the Company unaffiliated with Gentex, to, among other things, review, evaluate and negotiate the Merger Agreement and the transactions contemplated thereby, including the Merger, and other alternatives available to the Company. After careful consideration, the Transaction Committee unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, advisable and in the best interests of, the Company and the holders of Company Common Stock, other than Gentex, Merger Sub and their respective subsidiaries (the “Disinterested Stockholders”), (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger, and (iii) recommended that the Company Board (a) adopt, authorize and approve the Merger Agreement and the transactions contemplated thereby, including the Merger, and (b) recommend that the Company’s stockholders vote to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger. As part of its evaluation of the Merger, the Transaction Committee received advice from the Transaction Committee’s independent legal and financial advisors, consulted with the Company’s management and considered various material factors, including those summarized in the accompanying proxy statement.
Based on the unanimous recommendation of the Transaction Committee, the Company Board (other than Steven Downing, who was recused) (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, advisable, and in the best interests of, the Company and the Disinterested Stockholders, (ii) adopted, authorized, approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, and (iii) recommended that the Company stockholders vote to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger.
The Company Board recommends that you vote “FOR” the proposal to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger.
Your vote is very important, regardless of the number of shares of Company Common Stock you own.   The approval of the proposal to adopt the Merger Agreement requires the affirmative vote of the holders of (i) at least a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and (ii) at least 66 and two-thirds percent of the voting power of the outstanding shares of Company Common Stock that is not held by Gentex, Merger Sub or their affiliates, as required pursuant to Section 203 of the DGCL. The holders of the outstanding shares of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to one vote for each share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to ten votes for each share of Class B Common Stock owned of record on the Record Date. If you fail to vote on the proposal to adopt the Merger Agreement and the transactions contemplated thereby, including the Merger, the effect will be the same as a vote against the proposal.
Pursuant to rules of the SEC, you will also be asked to vote at the Special Meeting on (i) a non-binding, advisory proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger, which requires the affirmative vote of the holders of a majority of the voting power of the shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon and (ii) one or more proposals to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement.
For each of the two foregoing proposals, the holders of the outstanding shares of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to one vote for each outstanding share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to ten votes for each outstanding share of Class B Common Stock owned of record on the Record Date.
The Company Board recommends that you vote “FOR” the advisory, non-binding, proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger, and “FOR” the proposal to adjourn the Special Meeting, if necessary or appropriate.
In considering the recommendations of the Company Board, the Company’s stockholders should be aware that the executive officers and directors have certain interests in the Merger that may be different from, or in addition to, the interests of the Company’s stockholders generally. Those interests are more fully described in the accompanying proxy statement. The Transaction Committee and the Company Board were aware of these interests and considered them, among other matters, in making their recommendations.
Affiliates of John Shalam and Ari Shalam, directors of the Company, Ari Shalam individually, and certain of John Shalam’s and Ari Shalam’s family members (the “Supporting Stockholders”), entered into a Voting and Support Agreement (the “Voting Agreement”) with Gentex and Merger Sub concurrently with the execution of the Merger Agreement. The Supporting Stockholders are record and beneficial owners of shares of Company Common Stock representing approximately 57% of the voting power of the Company Common Stock and approximately 67.4% the voting power of the outstanding shares of Company Common Stock that is not held by Gentex, Merger Sub or their affiliates. Pursuant to the Voting Agreement, the Supporting Stockholders agreed, among other things, to vote their shares of Company Common Stock in favor of adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger, subject to certain customary exceptions allowing John Shalam and Ari Shalam to carry out their fiduciary duties as directors of the Company, or otherwise act in their capacity as directors of the Company. The Supporting Stockholders granted an irrevocable proxy to the Gentex Group, which may be exercised with respect to any Supporting Stockholder that breaches its voting obligations set forth above. A copy of the Voting Agreement is attached as Annex B to the accompanying proxy statement. If the Supporting Stockholders vote in favor of adoption of the Merger Agreement Proposal or Gentex exercises its proxy in accordance with the terms of the Voting Agreement, then the Merger Agreement Proposal will be approved.
Gentex holds approximately 15.1% of the voting power of the Company. Pursuant to the Merger Agreement, Gentex is obligated to vote or cause to be voted any shares of Company Common Stock owned by it or any of its subsidiaries in favor of the adoption of the Merger Agreement at the special meeting and at all postponements, recesses or adjournments thereof.
Completion of the Merger is subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement. The accompanying proxy statement provides you with more detailed information about the Special Meeting, the Merger Agreement and the transactions contemplated thereby, including the Merger. A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement. We encourage you to carefully read the entire proxy statement and its annexes, including the Merger Agreement and the documents referred to or incorporated by reference in the accompanying proxy statement in their entirety. You may also obtain additional information about the Company from other documents we have filed with the Securities and Exchange Commission (the “SEC”). In particular, you should read the “Risk Factors” section beginning on page 10 in our Annual Report on Form 10-K for the fiscal year ended February 29, 2024 and other risk factors detailed from time to time in the Company’s reports filed with the SEC and incorporated by reference in the accompanying proxy statement in their entirety, for risks relating to our business and for a discussion of the risks you should consider in evaluating the proposed transactions and how they may affect you.
If you have any questions or need assistance voting your shares of Company Common Stock, please contact our Corporate Secretary, Janine Russo at:
VOXX International Corporation
Attention: Janine Russo
2351 J. Lawson Blvd.
Orlando, Florida 32824
(631) 436-6306
Thank you in advance for your cooperation and continued support.
Sincerely,
/s/ Patrick M. Lavelle
Chief Executive Officer and President
The accompanying proxy statement is dated March 3, 2025, and is first being mailed to the Company’s stockholders on or about March 3, 2025.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT OR THE ACCOMPANYING PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VOXX International Corporation
2351 J. Lawson Blvd.
Orlando, FL 32824
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
Dear Stockholders:
You are cordially invited to attend a special meeting (such meeting, including any adjournments or postponements thereof, the “Special Meeting”) of the stockholders of VOXX International Corporation, which we refer to as the Company or VOXX, to be held virtually via live webcast on March 31, 2025 at 10:00 a.m. Eastern time at www.virtualshareholdermeeting.com/VOXX2025SM. There will not be a physical meeting location. The Special Meeting is being held to consider and vote on the following proposals:
1.
a proposal to approve and adopt the Agreement and Plan of Merger, dated as of December 17, 2024 (as amended from time to time, the “Merger Agreement”) by and among the Company, Gentex Corporation, a Michigan corporation (“Gentex”), and Instrument Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Gentex (“Merger Sub”), and the transactions contemplated thereby, pursuant to which Merger Sub will merge with and into the Company, with the Company surviving such merger as the surviving corporation (the “Merger”) and a wholly owned subsidiary of Gentex (the “Merger Agreement Proposal”) (a copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement);

2.
a non-binding, advisory proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger (the “Compensation Proposal”); and

3.
a proposal to adjourn the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal (the “Adjournment Proposal”).

These items of business are more fully described in the proxy statement accompanying this Notice of Special Meeting.
The record date for the Special Meeting is February 24, 2025 (the “Record Date”). Only stockholders of record at the close of business on that date are entitled to notice of, and to attend and vote at, the Special Meeting or any adjournment or postponement thereof. You may vote on the Internet, by telephone, by mail or by attending the Special Meeting virtually. Online check-in will begin 15 minutes prior to commencement of the Special Meeting, and you are encouraged to allow ample time for the online check-in procedures. Any stockholder entitled to attend and vote at the Special Meeting is entitled to appoint a proxy to attend and act on such stockholder’s behalf. Such proxy need not be a stockholder of the Company. You may submit a proxy to vote your shares on the Internet, by telephone or by mail or you may attend the Special Meeting and vote electronically.
The Board of Directors of the Company has approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, and recommends that you vote “FOR” the Merger Agreement Proposal, “FOR” the Compensation Proposal and “FOR” the Adjournment Proposal.
The proposed transactions constitute a “going-private transaction” under the rules of the SEC. Steven Downing, a director of the Company, is the Chief Executive Officer of Gentex. Gentex holds approximately 15.1% of the combined voting power of the Company’s Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), and Class B Common Stock, par value $0.01 per share (“Class B Common Stock” and together with Class A Common Stock, the “Company Common Stock”).

Your vote is very important, regardless of the number of shares of Company Common Stock, you own. The approval of the Merger Agreement Proposal requires the affirmative vote of the holders of (i) at least a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the General Corporation Law of the State of Delaware ( the “DGCL”) and (ii) at least 66 and two-thirds percent of the voting power of the outstanding shares of Company Common Stock that is not held by Gentex, Merger Sub or their affiliates, as required pursuant to Section 203 of the DGCL. If you fail to vote on the Merger Agreement Proposal, the effect will be the same as a vote against the Merger Agreement Proposal.
The approval of the Compensation Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon. The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon, assuming that a quorum is present.
For each of the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal, the holders of the outstanding shares of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to one vote for each outstanding share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to ten votes for each outstanding share of Class B Common Stock owned of record on the Record Date.
Affiliates of John Shalam and Ari Shalam, directors of the Company, Ari Shalam individually, and certain of John Shalam’s and Ari Shalam’s family members (the “Supporting Stockholders”), entered into a Voting and Support Agreement (the “Voting Agreement”) with Gentex and Merger Sub concurrently with the execution of the Merger Agreement. The Supporting Stockholders are record and beneficial owners of shares of Company Common Stock representing approximately 57% of the voting power of the Company Common Stock and approximately 67.4% the voting power of the outstanding shares of Company Common Stock that is not held by Gentex, Merger Sub or their affiliates. Pursuant to the Voting Agreement, the Supporting Stockholders agreed, among other things, to vote their shares of Company Common Stock in favor of adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger, subject to certain customary exceptions allowing John Shalam and Ari Shalam to carry out their fiduciary duties as directors of the Company, or otherwise act in their capacity as directors of the Company. A copy of the Voting Agreement is attached as Annex B to the accompanying proxy statement. The Supporting Stockholders granted an irrevocable proxy to the Gentex Group, which may be exercised with respect to any Supporting Stockholder that breaches its voting obligations. If the Supporting Stockholders vote in favor of adoption of the Merger Agreement Proposal or Gentex exercises its proxy in accordance with the terms of the Voting Agreement, then the Merger Agreement Proposal will be approved.
Your vote is very important. To ensure your representation at the Special Meeting, it is important that you submit a proxy for your shares of Company Common Stock promptly, whether or not you plan to attend the Special Meeting. As promptly as possible, please complete, date, sign and return the enclosed proxy card in the accompanying prepaid reply envelope, or submit your proxy over the Internet or by telephone by following the instructions set forth on the enclosed proxy card. Stockholders who attend the Special Meeting may revoke their proxies and vote at the Special Meeting.
By Order of the Company Board of Directors,
/s/ Janine Russo
Corporate Secretary
2351 J. Lawson Blvd.
Orlando, FL 32824
Dated: March 3, 2025

i

ii

iii

DEFINED TERMS
Unless stated otherwise, whenever used in this proxy statement, the following terms have the meanings set forth below:
Adjournment Proposal means the proposal to adjourn the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement Proposal.
Cancelled Shares means shares of Company Common Stock that are owned directly by Gentex, Merger Sub or the Company, or any of their respective subsidiaries immediately prior to the Effective Time.
Certificate of Merger means a certificate of merger in such form as required by and in accordance with the applicable provisions of the DGCL.
Class A Common Stock means the Company’s Class A Common Stock, par value $0.01.
Class B Common Stock means the Company’s Class B Common Stock, par value $0.01.
Closing means closing of the Merger, subject to and in accordance with the terms and conditions of the Merger Agreement.
Closing Date means the date and time the Closing occurs.
Code means the Internal Revenue Code of 1986, as amended, and any successor statute, rules or regulations thereto.
Company means VOXX International Corporation (which also includes references to “our,” “us” and “we”).
Company Board means the board of directors of the Company.
Company Common Stock means the Class A Common Stock and the Class B Common Stock.
Company RSUs means restricted stock units issued by the Company in respect of Class A Common Stock.
Compensation Proposal means the non-binding, advisory proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger.
DGCL means the General Corporation Law of the State of Delaware.
Disinterested Stockholders means the holders of Company Common Stock, other than, Gentex, Merger Sub and their respective subsidiaries, and for purposes of clarity, the term Disinterested Stockholders is inclusive of the Unaffiliated Company Stockholders.
Dissenting Shares means shares of Company Common Stock whose holders are entitled to demand and have properly exercised and validly perfected appraisal rights with respect to such shares of Company Common Stock in accordance with Section 262 of the DGCL.
DOJ means the Antitrust Division of the U.S. Department of Justice.
Effective Time means the date and time the Merger becomes effective, being the date and time at which the Certificate of Merger is filed with the Office of the Secretary of State of the State of Delaware, or at such later time and date as may be agreed upon in writing by the Company and Gentex and stated in the Certificate of Merger, as described in “Special Factors — Effective Time of the Merger” and “The Merger Agreement  — Effective Time of the Merger.”
Exchange Act means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or any successor statute, rules or regulations thereto.
Excluded Shares means the Cancelled Shares and the Dissenting Shares.

FTC means the U.S. Federal Trade Commission.
GAAP means U.S. generally accepted accounting principles.
Gentex or Parent means Gentex Corporation, a Michigan corporation.
Gentex Group or Parent Group means Gentex and Merger Sub.
HSR Act means the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.
Merger means the proposed merger of Merger Sub with and into the Company pursuant to the Merger Agreement in accordance with the applicable provisions of the DGCL, with the Company surviving the Merger as a wholly owned subsidiary of Gentex.
Merger Agreement means the Agreement and Plan of Merger, dated as of December 17, 2024, by and among the Company, Gentex, and Merger Sub, as it may be amended from time to time. A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference in this proxy statement in its entirety.
Merger Agreement Proposal means the proposal to approve and adopt the Merger Agreement, and the transactions contemplated thereby, including the Merger.
Merger Sub means Instrument Merger Sub, Inc., a Delaware corporation.
Per Share Merger Consideration means $7.50 per share of Company Common Stock in cash, without interest, less any applicable withholding taxes, subject to and in accordance with the terms and conditions of the Merger Agreement.
Record Date means February 24, 2025, being the record date for the Special Meeting.
SEC means the U.S. Securities and Exchange Commission.
Securities Act means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or any successor statute, rules or regulations thereto.
Solomon Partners means Solomon Partners Securities, LLC.
Special Meeting means the special meeting of the stockholders of the Company to be held virtually via live webcast on March 31, 2025 at 10:00 a.m. Eastern time at www.virtualshareholdermeeting.com/VOXX2025SM, including any adjournment or postponement thereof.
Supporting Stockholders means Shalvoxx A Holdco LLC, Shalvoxx B Holdco LLC, which are affiliates of John Shalam and Ari Shalam, Ari Shalam individually and two family members of John Shalam and Ari Shalam.
Surviving Corporation means the surviving corporation in the Merger in accordance with the Merger Agreement, as described in “The Merger Agreement — The Merger.”
Transaction Committee means a committee established by the Company Board comprised of members of the Company Board unaffiliated with Gentex.
Unaffiliated Company Stockholders means “unaffiliated security holders,” as defined under Rule 13e-3(a)(4) of the Exchange Act.
Voting Agreement means the Voting and Support Agreement dated as of December 17, 2024, by and among Gentex, Merger Sub and each of the Supporting Stockholders, as it may be amended from time to time. A copy of the Voting Agreement is attached as Annex B to this proxy statement and is incorporated by reference in the proxy statement in its entirety.

SUMMARY TERM SHEET
The following summary term sheet highlights selected information in this proxy statement and may not contain all of the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement in their entirety. Each item in this summary term sheet includes a page reference directing you to a more complete description of that topic. See “Where You Can Find More Information.”
Since the transactions contemplated by the Merger Agreement, including the Merger, constitute a “going-private” transaction under SEC rules, the Company, Gentex, Merger Sub and their affiliates have filed a Transaction Statement on Schedule 13E-3 with the SEC with respect to the transactions contemplated by the Merger Agreement, including the Merger. You may obtain any additional information about the Schedule 13E-3 under the caption “Where You Can Find More Information.”
Special Factors (page 18)
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Certain Effects of the Merger; Treatment of Company Common Stock and Company RSUs.   At the Effective Time, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares) will be cancelled and extinguished and automatically converted into and shall thereafter represent the right to receive an amount in cash equal to $7.50 per share of Company Common Stock, payable to the holder thereof, without interest. Company RSUs outstanding immediately before the Effective Time will automatically vest in full, be cancelled and converted into the right to receive a cash payment equal to the product of (i) the number of shares of Company Common Stock underlying such Company RSUs multiplied by (ii) the Per Share Merger Consideration, less applicable withholding taxes. For a further description of certain effects of the Merger, see “Special Factors — Certain Effects of the Merger” and “The Merger Agreement — Treatment of Company Common Stock and Equity Awards.”

•
Background of the Merger.   For a description of the background of the Merger see “Special Factors — Background of the Merger.”

•
Purpose and Reasons of the Company for the Merger; Recommendation of the Company Board and the Transaction Committee; Fairness of the Merger.   After careful consideration, the Transaction Committee, pursuant to resolutions adopted at a meeting of the Transaction Committee held on December 17, 2024, unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, advisable and in the best interests of, the Company and the Disinterested Stockholders, (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger, and (iii) recommended that the Company Board (a) adopt, authorize and approve the Merger Agreement and the transactions contemplated thereby, including the Merger, and (b) recommend that the Company’s stockholders vote to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger. As part of its evaluation of the Merger, the Transaction Committee received the advice of the Transaction Committee’s independent legal and financial advisors, consulted with the Company’s management and considered various material factors, including those summarized herein.

Based on the unanimous recommendation of the Transaction Committee, the Company Board (other than Mr. Downing, who was recused) (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, advisable, and in the best interests of, the Company and the Disinterested Stockholders, (ii) adopted, authorized, approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, and (iii) recommended that the Company stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger.
Accordingly, the Company Board recommends that you vote “FOR” the Merger Agreement Proposal, “FOR” the Compensation Proposal and “FOR” the Adjournment Proposal.
For a description of the factors considered by the Transaction Committee and the Company Board in evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, and making the decisions, determinations and recommendations above, see “Special Factors — Purpose and Reasons of the Company for the Merger; Recommendation of the Company Board and the Transaction Committee; Fairness of the Merger.”
•
Opinion of Solomon Partners.   In connection with the Merger, the Transaction Committee received an oral opinion, subsequently confirmed in writing by delivery of its written opinion, dated December 17, 2024, from the Company’s independent financial advisor, Solomon Partners, as to the fairness, from a financial point of view and as of the date of such opinion and based upon and subject to the factors and assumptions set forth therein, of the $7.50 in cash Per Share Merger Consideration to be paid to the Company stockholders (other than the Excluded Holders (as defined in the written opinion)), pursuant to the Merger Agreement. The full text of Solomon Partners’ written opinion, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Annex C. For more information regarding Solomon Partners’ opinion, see the section entitled “Special Factors — Opinion of Solomon Partners” beginning on page 36 of this proxy statement. Solomon Partners provided its opinion for the information and assistance of the Transaction Committee in connection with its consideration of the Merger. The opinion does not constitute a recommendation to any Company stockholder as to how any such Company stockholder should vote with respect to the Merger or act on any matter relating to the Merger or any other matter.

•
Position of the Gentex Group as to the Fairness of the Merger.   The Gentex Group, who are affiliates of the Company, engaged in a “going private” transaction and, therefore, are required to express their beliefs as to the fairness of the Merger to the Unaffiliated Company Stockholders. For a description of the Gentex and Merger Sub’s beliefs as to the fairness of the Merger to the Unaffiliated Company Stockholders, see “Special Factors — Position of the Gentex Group as to the Fairness of the Merger.”

•
Purpose and Reasons of the Gentex Group for the Merger.   The Gentex Group, who are affiliates of the Company, engaged in a “going private” transaction and, therefore, are required to express their reasons for the Merger to the Disinterested Stockholders. For a description of Gentex and Merger Sub’s purposes and reasons for the Merger, see “Special Factors — Purpose and Reasons of the Gentex Group for the Merger.”

•
Interests of Executive Officers and Directors of the Company in the Merger.   In considering the recommendations of the Company Board with respect to the Merger, the Company stockholders should be aware that the executive officers and directors of the Company have certain interests in the Merger that may be different from, or in addition to, the interests of the Company stockholders generally. The Transaction Committee, consisting entirely of directors not affiliated with the Gentex Group, and the Company Board (other than Mr. Downing, who was recused), were aware of these interests and considered them, among other matters, in evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, and in making their recommendations.

For a more detailed description of the interests of executive officers and directors of the Company in the Merger, see “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger.”
•
Intent of the Directors and Executive Officers to Vote in Favor of the Merger.   Our directors and executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of the shares of Company Common Stock owned directly by them in favor of the approval of the Merger Agreement Proposal and each of the other proposals. As of the Record Date, our directors and executive officers and their affiliates directly owned, in the aggregate 2,649,895 outstanding shares of Class A Common Stock and 2,183,086 outstanding shares of Class B Common Stock entitled to vote at the Special Meeting, or collectively approximately 57.1% of the total voting power entitled to vote at the Special Meeting. For a further description of the voting intentions of the Company’s directors and executive officers, see “Special Factors — Intent of the Directors and Executive Officers to Vote in Favor of the Merger.”

•
Voting and Support Agreement.   Affiliates of John Shalam and Ari Shalam, directors of the Company, Ari Shalam individually, and certain of John Shalam’s and Ari Shalam’s family members (the “Supporting Stockholders”), entered into the Voting Agreement with the Gentex Group concurrently with the execution and delivery of the Merger Agreement. The Supporting Stockholders are record and beneficial owners of shares of Company Common Stock representing approximately 57% of the voting power of the Company’s outstanding capital stock and approximately 67.4% the voting power of the outstanding shares of Company Common Stock that is not held by Gentex, Merger Sub or their affiliates. Pursuant to the Voting Agreement, the Supporting Stockholders agreed to vote their shares of Company Common Stock in favor of adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger, and against (i) any proposal involving a competing merger, consolidation or other business combination, (ii) any action that would reasonably be expected to result in a breach of or failure to perform any representation, warranty, covenant or agreement of the Company under the Merger Agreement, (iii) any action that would reasonably be expected to prevent or materially delay or impede the consummation of the transactions contemplated by the Merger Agreement, including the Merger, (iv) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, material business transaction, sale of assets, reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its subsidiaries, and (v) any amendment of the Company’s organizational documents that would reasonably be expected to impair the ability of the Company, Gentex or Merger Sub to complete the Merger, or that would or would reasonably be expected to prevent, impede, frustrate, interfere with, delay, postpone or adversely affect the consummation of the Merger, among other things, until the earlier of receipt of stockholder approval of the Merger Agreement and the Merger, termination of the Merger Agreement in accordance with its terms, or the Company taking certain actions constituting an adverse recommendation change with respect to its recommendation that stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger; provided, that neither Ari Shalam or John Shalam is prohibited from carrying out his fiduciary duties as a director of the Company, or otherwise acting in his capacity as a director as permitted under the Merger Agreement with respect to any acquisition proposal. The Supporting Stockholders granted an irrevocable proxy to the Gentex Group, which may be exercised with respect to any Supporting Stockholder that breaches its voting obligations set forth above. If the Supporting Stockholders vote in favor of adoption of the Merger Agreement Proposal or Gentex exercises its proxy in accordance with the terms of the Voting Agreement, then the Merger Agreement Proposal will be approved. A copy of the Voting Agreement is attached as Annex B to this proxy statement and is incorporated by reference in the proxy statement in its entirety. For more information regarding the Voting Agreement, see “Special Factors — Voting and Support Agreement.”
•
Intent of the Gentex Group to Vote in Favor of the Merger.   Gentex, which holds approximately 15.1% of the voting power of Company Common Stock, has agreed to vote its Company Common Stock in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, pursuant to the terms of the Merger Agreement, see “Special Factors — Intent of the Gentex Group to Vote in Favor of the Merger” and “The Merger Agreement — Gentex Vote.”

•
Material U.S. Federal Income Tax Consequences of the Merger. The exchange of the shares of Company Common Stock for cash in the Merger will be a taxable transaction to U.S. Holders (as defined below in “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger”) for U.S. federal income tax purposes and may also be taxable under state, local, and non-U.S. tax laws. A U.S. Holder that solely receives cash in exchange for shares of Company Common Stock pursuant to the Merger will generally recognize gain or loss in an amount equal to the difference, if any, between the cash received by such holder in the Merger and the adjusted tax basis in the shares of Company Common Stock surrendered in exchange therefor. Stockholders that are Non-U.S. Holders (as defined below in “Special Factors — Material U.S. Federal Income Tax Consequences of Merger”) will generally not be subject to U.S. federal income tax on any gain recognized in connection with the Merger unless such Non-U.S. Holder has certain connections to the United States. However, the tax consequences of the Merger to a stockholder will depend on the stockholder’s particular circumstances, and stockholders should consult their own tax advisors to determine the particular tax consequences to them (including the application of any U.S. federal non-income, state, local, and non U.S. tax laws) of the Merger. For further information about the material U.S. federal income tax consequences of the Merger, see “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger”
•
Financing of the Merger.   The Merger Agreement does not contain any financing-related contingencies or financing conditions to consummation of the Merger. Gentex and Merger Sub intend to fund the aggregate Per Share Merger Consideration and fees and expenses from cash on hand and cash available under its existing revolving credit facility. For further information about the financing of the Merger, see “Special Factors — Financing of the Merger.”

•
Regulatory Approval.   Under the Merger Agreement, the respective obligations of the Company, Gentex and Merger Sub to complete the merger are subject to, among other things, (i) the expiration or termination of any applicable waiting period (and any extension thereof) under the HSR Act and approval by the German Federal Cartel Office, and (ii) the absence of any order or law that is in effect and declares unlawful or enjoins the Merger. The waiting period under the HSR Act expired at 11:59 p.m., Eastern time, on February 3, 2025, and, on January 27, 2025, the parties received a letter from the German Federal Cartel Office (“FCO”) advising that the Merger does not meet the prohibition conditions and the Merger may be implemented.

•
Litigation Relating to the Merger.   The Company has received multiple letters from purported Company stockholders asserting various purported disclosure deficiencies in the Company’s preliminary proxy statement filed with the SEC on January 27, 2024. The Company believes that the claims raised by such purported stockholders are without merit. As of the date of this Proxy Statement, there are no pending lawsuits challenging the Merger. However, potential plaintiffs may file lawsuits challenging the Merger. The outcome of any future litigation is uncertain. For a further information regarding potential litigation relating to the Merger, see “Special Factors — Litigation Relating to the Merger.”

The Merger Agreement (page 65)
•
A summary of the material provisions of the Merger Agreement, which is attached as Annex A to this proxy statement, and which is incorporated by reference in this proxy statement in its entirety, is included in “The Merger Agreement.”

•
The Merger.   The Merger Agreement provides that Merger Sub will merge with and into the Company with the Company continuing as the Surviving Corporation and a wholly owned subsidiary of Gentex.

•
Conditions to the Completion of the Merger.   The Closing of the Merger depends on a number of conditions being satisfied or waived. These conditions, which are described more fully in “The Merger Agreement — Conditions to the Merger,” include, among other things: the approval and adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger, by the affirmative vote of the holders of (i) at least a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL and (ii) at least 66 and two-thirds percent of the voting power of the outstanding shares of Company Common Stock that is not held by Gentex, Merger Sub and their affiliates, as required pursuant to Section 203 of the DGCL, the receipt of specified regulatory approvals and other customary closing conditions. For more information about the conditions to completion of the Merger, see “The Merger Agreement — Conditions to the Merger.”

•
Acquisition Proposals.   The Company has agreed that neither it nor any of its subsidiaries nor any of its or their respective directors or officers shall, and the Company shall cause its and its subsidiaries’ other representatives not to, directly or indirectly:

•
solicit, initiate, knowingly encourage or knowingly facilitate any acquisition proposal (as defined on page 76) or offer or inquiry that would reasonably be expected to lead to any acquisition proposal, or the making or consummation thereof; and

•
engage in certain other specified activities set forth under “The Merger Agreement — Acquisition Proposals” beginning on page 74 with respect to acquisition proposals or circumstances that may lead to acquisition proposals.

Notwithstanding these restrictions, under certain specified circumstances, from the date of the Merger Agreement until receipt of approval of the Merger Agreement by the Company’s stockholders, the Company may, in certain circumstances and among other things, respond to an unsolicited, bona fide written acquisition proposal received after the date of the Merger Agreement and which the Company Board determines in good faith, after consulting with outside legal counsel and its financial advisor constitutes a superior proposal (as defined on page 76) or would reasonably be expected to result in a superior proposal, and failure to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law.
•
Termination.   The Merger Agreement contains certain termination rights, including, but not limited to, the right of (i) either the Company or Gentex to terminate the Merger Agreement if the Merger has not been consummated by June 17, 2025, (ii) either the Company or Gentex to terminate the Merger Agreement if any governmental authority of competent jurisdiction has enacted, entered or enforced any order or law permanently enjoining, restraining, prohibiting or making illegal the consummation of the Merger, which Order or Law has become final and non-appealable, (iii) either the Company or Gentex to terminate the Merger Agreement if the Company’s stockholders do not approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger, (iv) the Company to terminate the Merger Agreement to accept a superior proposal prior to receipt of stockholder approval of the Merger, or (v) Gentex to terminate the Merger Agreement upon an adverse change of the Company Board’s recommendation that stockholders approve the Merger Agreement and the Merger, in each case, subject to and in accordance with the terms and conditions of the Merger Agreement. In the event of termination of the Merger Agreement in the following circumstances, a termination fee of $7,500,000 would be payable by the Company to Gentex:

•
if the Merger Agreement is terminated by Gentex in connection with (i) the Company Board’s change of its recommendation that the Company’s stockholders approve the Merger Agreement and the Merger in an adverse manner, or (ii) a breach (other than any violation or breach that is immaterial by its nature) by the Company of its obligations to hold the special meeting of stockholders to approve the transaction or the restriction on solicitation of other acquisition proposals;

•
if the Merger Agreement is terminated by the Company Board based upon its determination to enter into an alternative acquisition agreement with respect to a superior proposal in compliance with the terms of the Merger Agreement, and the Company enters into such an agreement; or

•
the Merger Agreement is terminated by either Gentex or the Company if the Merger has not been consummated by June 17, 2025, provided that (i) before termination of the Merger Agreement, an acquisition proposal has been publicly announced or publicly made known to the Company’s stockholders before the Merger Agreement is terminated; and (ii) within 12 months after termination, the Company consummates a transaction contemplated by an acquisition proposal for 80% or more of the Company Common Stock, or assets representing 80% or more of the Company’s assets, consolidated net revenues or consolidated book value.

For more information about the termination rights and terminations fees payable under the Merger Agreement, see “The Merger Agreement — Termination” and “The Merger Agreement  — Termination Fee.”
Parties to the Merger (page 85)
•
VOXX International Corporation.   The Company was incorporated in Delaware on April 10, 1987, under its former name, Audiovox Corp., as successor to a business founded in 1960 by John J. Shalam, a director of the Company and its former Chairman of the Board. The Company is a leader in the automotive electronics and consumer electronics industries. The Company has built leading positions in in-vehicle entertainment and automotive security, as well as in a number of premium audio market segments, and more. The Company is a global corporation, with an extensive distribution network that includes power retailers, mass merchandisers, 12-volt specialists and many of the world’s leading automotive manufacturers. The Company’s principal executive office is 2351 J. Lawson Boulevard, Orlando, Florida, 32824 and the telephone number of the principal executive office is (800) 645-7750. The Company’s shares of Class A Common Stock are traded on The Nasdaq Stock

Market LLC under the trading symbol “VOXX”. For more information about the Company, see “Parties to the Merger — the Company.”
•
Gentex Corporation.   Gentex was incorporated in Michigan on January 11, 1974. Gentex is a leading supplier of digital vision, connected car, dimmable glass and fire protection technologies. Gentex’s principal executive office is 600 North Centennial Street, Zeeland, Michigan 49464 and the telephone number of the principal executive office is (616) 772-1800. Gentex’s common stock, par value $0.06 per share, is traded on the Nasdaq Global Select Market under the trading symbol “GNTX”. For more information about Gentex, see “Parties to the Merger — The Gentex Group.”

•
Instrument Merger Sub, Inc.   Merger Sub is a direct, wholly owned subsidiary of Gentex and was incorporated in Delaware on December 11, 2024, solely for the purpose of completing the Merger and has conducted no business activities other than those related to the structuring and negotiation of the Merger. The principal executive office of Merger Sub is c/o Gentex Corporation, 600 North Centennial Street, Zeeland, Michigan 49464 and the telephone number of the principal executive office is (616) 772-1800. For more information about Merger Sub, see “Parties to the Merger — The Gentex Group.”

The Special Meeting (page 86)
•
Date, Time, Place and Purpose of the Special Meeting.   The Special Meeting of the Company stockholders will be held virtually via live webcast on March 31, 2025 at 10:00 a.m. Eastern time at www.virtualshareholdermeeting.com/VOXX2025SM.

For more information about the Special Meeting, including the record date, quorum and the vote required to approve each of the proposals, see “The Special Meeting — Date, Time, Place and Purpose of the Special Meeting,” “The Special Meeting — Record Date and Quorum” and “The Special Meeting — Vote Required.”
Other Important Information Regarding the Company (page 103)
•
Market Price of Shares of Class A Common Stock and Dividends.   The Company’s shares of Class A Common Stock are listed for trading on The Nasdaq Stock Market LLC under the trading symbol “VOXX”. The closing price of the Company’s shares of Class A Common Stock on August 26, 2024, the last trading day before the Company announced that the Company Board was reviewing the Company’s strategic alternatives, was $2.85. The closing price of the Company’s shares of Class A Common Stock on December 16, 2024, the last trading day before the date of execution of the Merger Agreement, was $8.00. On February 24, 2025, the most recent practicable date before this proxy statement was distributed to our stockholders, the closing price for the shares of Class A Common Stock on The Nasdaq Stock Market LLC was $7.45 per share of Class A Common Stock. You are encouraged to obtain current market quotations for the shares of Class A Common Stock in connection with voting your shares of Class A Common Stock. For more information about the market price of shares of Class A Common Stock and dividends, see “Other Important Information Regarding the Company — Market Price of Shares of Class A Common Stock and Dividends.”

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS AND THE SPECIAL MEETING
The following questions and answers are intended to address briefly some commonly asked questions regarding the Special Meeting, the Merger Agreement and the transactions contemplated thereby, including the Merger. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the “Summary Term Sheet” and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, all of which you should read carefully in their entirety. See “Where You Can Find More Information.”
Q.
Why am I receiving this document?

A.
You are receiving this proxy statement because you own shares of Company Common Stock, and the Company is soliciting proxies for the Special Meeting. The Company is holding the Special Meeting so that our stockholders may vote to approve the Merger Agreement Proposal, the Compensation Proposal, and, if necessary, the Adjournment Proposal.

This proxy statement contains important information about the Merger and the Special Meeting, and you should read it carefully. The enclosed proxy card allows you to submit a proxy to vote your shares of Company Common Stock without attending the Special Meeting.
Your vote is extremely important, and we encourage you to submit your proxy as soon as possible.   For more information on how to vote your shares of Company Common Stock, please see the section of this proxy statement entitled “The Special Meeting.”
Q.
What is the proposed transaction and what effects will it have on the Company?

A.
On December 17, 2024, the Company entered into the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and is incorporated herein by reference in its entirety. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions, (i) Merger Sub will merge with and into the Company with the Company surviving the Merger as a wholly owned subsidiary of Gentex. If the Merger is completed, the holders of shares of Company Common Stock as of immediately prior to the Merger, other than the Excluded Shares, will have the right to receive the Per Share Merger Consideration of $7.50 per share of Company Common Stock in cash, without interest, less any applicable withholding taxes, subject to and in accordance with the terms and conditions set forth in the Merger Agreement.

In addition, following completion of the Merger, there will be no further market for the shares of Company Common Stock and, as promptly as practicable following the Effective Time and in compliance with applicable law, the Company’s securities will be delisted from The Nasdaq Stock Market LLC and deregistered under the Exchange Act, upon application to the SEC. As a result of the Merger, the Company will no longer be an independent public company, the shares of Company Common Stock will no longer be listed on any exchange or quotation system, price quotations will no longer be available and the Company’s registration and reporting obligation under the Exchange Act will cease.
Following completion of the Merger, your shares of Company Common Stock will represent only the right to receive the Per Share Merger Consideration, and you will no longer have any interest in the Company’s future earnings, growth or value.
For more information about the Merger Agreement and the transactions contemplated thereby, including the Merger, see “The Merger Agreement.”
Q.
What happens if the Merger is not completed?

A.
If the Merger Agreement Proposal is not approved by the Company’s stockholders or if the Merger is not completed for any other reason, the Company’s stockholders and holders of Company RSUs will not receive any payment for their shares of Company Common Stock or their Company RSUs, respectively, in connection with the Merger. Instead, unless the Company is sold to a third party, the Company will remain an independent public company, and shares of Company Common Stock will continue to be listed and traded on Nasdaq Stock Market LLC so long as the Company continues to meet the applicable listing requirements, and Company RSUs will continue to be outstanding. In addition, if the Merger is not completed, the Company expects that management will operate the Company’s business in a manner similar to that in which it is being operated today and that the Company’s stockholders will continue to be subject to the same risks and opportunities to which they are currently subject. There is no assurance as to the effect of these risks and opportunities on the future value of your shares of Company Common Stock, including the risk that the market price of Company Common Stock may decline to the extent that the current market price of Company Common Stock reflects a market assumption that the Merger will be completed. For more information about what happens if the Merger is not completed, see “Special Factors — Certain Effects on the Company if the Merger is Not Completed.”
Under certain circumstances, if the Merger is not completed, the Company would be required to pay Gentex a termination fee of $7,500,000 in cash. For more information about the termination fee, see “The Merger Agreement — Termination Fee.”
Q.
When and where is the Special Meeting?

A.
The Special Meeting of stockholders of the Company will be held virtually via live webcast on March 31, 2025 at 10:00 a.m. Eastern time at www.virtualshareholdermeeting.com/VOXX2025SM. For more information about the Special Meeting, see “The Special Meeting.”

Q.
Who can vote at the Special Meeting?

A.
All record holders of the shares of Company Common Stock as of the close of business on February 24, 2025, the Record Date for the Special Meeting, are entitled to notice of, and to attend and vote at, the Special Meeting or any adjournment or postponement thereof. You are entitled to receive notice of, and to attend and vote at, the Special Meeting if you are a record holder of the shares of Company Common Stock at the close of business on the Record Date.

The holders of the outstanding shares of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to one vote for each outstanding share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to ten votes for each outstanding share of Class B Common Stock owned of record on the Record Date on each matter properly brought before the Special Meeting.
For more information about who can vote at the Special Meeting, see “The Special Meeting — Voting.”
Q.
What is the difference between being a “stockholder of record” and a “beneficial owner” of shares of Company Common Stock held in “street name”?

A.
If your shares of Company Common Stock are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares of Company Common Stock, the stockholder of record or record holder. This proxy statement and proxy card have been sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to us or to another proxyholder to vote at the Special Meeting.

If your shares of Company Common Stock are held through a broker, bank or other nominee, you are considered the beneficial owner of those shares of Company Common Stock held in “street name.” In that case, this proxy statement has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares of Company Common Stock, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares of Company Common Stock by following their instructions for voting. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these shares of Company Common Stock virtually at the Special Meeting unless you provide a legal proxy from your broker, bank or other nominee.

For more information about the stockholders of record and beneficial owners of shares held “in street name,” see “The Special Meeting — Voting.”
Q.
What am I being asked to vote on at the Special Meeting?

A.
You are being asked to consider and vote on the following:

•
Merger Agreement Proposal:   A proposal to approve and adopt the Merger Agreement, and the transactions contemplated thereby, including the Merger. A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference in this proxy statement in its entirety;

•
Compensation Proposal:   A non-binding, advisory proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger, as disclosed in the section captioned “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger — Golden Parachute Compensation;” and

•
Adjournment Proposal:   One or more proposals to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement Proposal.

For more information about each of these proposals, see “The Merger (The Merger Agreement Proposal — Proposal 1),” “Merger-Related Executive Compensation Arrangements (The Compensation Proposal — Proposal 2)” and “Adjournment of the Special Meeting (The Adjournment Proposal — Proposal 3).”
Q.
What is a quorum?

A.
The representation of the holders of a majority of the voting power of outstanding shares of Company Common Stock as of the Record Date must be present, virtually or represented by proxy, at the Special Meeting in order to constitute a quorum, for the purposes of holding the Special Meeting and conducting business. For more information about the quorum of the Special Meeting, see “The Special Meeting — Record Date and Quorum.”

Q.
What vote is required for the Company’s stockholders to approve the Merger Agreement Proposal?

A.
The approval of the Merger Agreement Proposal, requires the affirmative vote of the holders of (i) at least a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL and (ii) at least 66 and two-thirds percent of the voting power of the outstanding shares of Company Common Stock that is not held by Gentex, Merger Sub or their affiliates, as required pursuant to Section 203 of the DGCL.

The Supporting Stockholders are record and beneficial owners of shares of Company Common Stock representing approximately 57% of the voting power of the Company Common Stock and approximately 67.4% of the voting power of the outstanding shares of Company Common Stock that is not held by Gentex, Merger Sub or their affiliates. Pursuant to the Voting Agreement, the Supporting Stockholders agreed, among other things, to vote their shares of Company Common Stock in favor of the approval and adoption of the Merger Agreement and of the transactions contemplated thereby, including the Merger, subject to the terms of the Voting Agreement. The Supporting Stockholders granted an irrevocable proxy to the Gentex Group, which may be exercised with respect to any Supporting Stockholder that breaches its voting obligations. If the Supporting Stockholders vote in favor of adoption of the Merger Agreement Proposal or Gentex exercises its proxy in accordance with the terms of the Voting Agreement, then the Merger Agreement Proposal will be approved.
Gentex holds approximately 15.1% of the voting power of the Company. Pursuant to the Merger Agreement, Gentex is obligated to vote or cause to be voted any shares of Company Common Stock owned by it or any of its subsidiaries in favor of the adoption of the Merger Agreement at the special meeting. See “Merger Agreement — Gentex Vote.”
For more information on the Merger Agreement Proposal, see “The Merger (The Merger Agreement Proposal — Proposal 1).”

Q.
What vote is required for the Company’s stockholders to approve the Compensation Proposal?

A.
Approval of the non-binding, advisory proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Merger requires the affirmative vote of the holders of a majority of the voting power of the shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon.

Approval of the Compensation Proposal is not a condition to consummation of the Merger. The vote on the Compensation Proposal is an advisory vote and will not be binding on the Company or Gentex. The underlying plans and arrangements providing for such compensation are contractual in nature and are not, by their terms, subject to stockholder approval.
For more information on the Compensation Proposal, see “Merger-Related Executive Compensation Arrangements (The Compensation Proposal — Proposal 2).”
Q.
What vote is required for the Company’s stockholders to approve the Adjournment Proposal?

A.
Approval of one or more proposals to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement Proposal, requires the affirmative vote of the holders of a majority of the voting power of the shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon, assuming that a quorum is present.

For more information on The Adjournment Proposal, see “Adjournment of the Special Meeting (The Adjournment Proposal — Proposal 3).”
Q.
How many votes do I have?

A.
The holders of the outstanding Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to one vote for each outstanding share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to ten votes for each outstanding share of Class B Common Stock owned of record on the Record Date.

As of the close of business on February 24, 2025, which is the record date, there were 20,266,915 shares of Company Class A Common Stock and 2,260,954 shares of Class B Common Stock outstanding.
Q.
How are the votes counted?

A.
For each of the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” An abstention will have the same effect as an “AGAINST” vote for these proposals and will count for purposes of determining if a quorum is present at the Special Meeting. For more information, see “The Special Meeting.”

Q.
How does the Company Board recommend that I vote?

A.
Based on the unanimous recommendation of the Transaction Committee, the Company Board recommends that you vote:

•
“FOR” the Merger Agreement Proposal;

•
“FOR” the Compensation Proposal; and

•
“FOR” the Adjournment Proposal.

For more information, you should read “Special Factors — Purpose and Reasons of the Company for the Merger; Recommendation of the Company Board and the Transaction Committee; Fairness of the Merger” for a discussion of the factors that the Transaction Committee and the Company Board considered in deciding to recommend the approval of the Merger Agreement. See also “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger.”

Q.
How will Gentex and Merger Sub vote on the Merger Agreement Proposal?

A.
Gentex holds approximately 15.1% of the voting power of the Company. Pursuant to the Merger Agreement, Gentex is obligated to vote or cause to be voted any shares of Company Common Stock owned by it or any of its subsidiaries in favor of the adoption of the Merger Agreement at the Special Meeting and at all postponements, recesses or adjournments thereof. See “Merger Agreement — Covenants of Gentex.”

Q.
How do I vote?

A.
If you are a stockholder of record as of the Record Date, you may vote your shares of Company Common Stock on matters presented at the Special Meeting in any of the following ways:

•
by attending the Special Meeting and casting your vote using the control number on the enclosed proxy card;

•
on the Internet, by following the Internet proxy instructions printed on the enclosed proxy card;

•
by telephone, using the telephone number printed on the enclosed proxy card; or

•
by mail, by marking the enclosed proxy card, dating and signing it, and returning it in the accompanying prepaid reply envelope.

If, as of the Record Date, you are the beneficial owner of shares of Company Common Stock held in “street name” by your broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares of Company Common Stock voted. Those instructions will identify which of the above choices are available to you in order to have your shares of Company Common Stock voted. Please note that if you are a beneficial owner and wish to vote electronically at the Special Meeting, you must have a legal proxy from your broker, bank or other nominee naming you as the proxy. You should allow yourself enough time prior to the Special Meeting to obtain this proxy from the holder of record.
The control number located on your proxy card is designed to verify your identity and allow you to submit a proxy for your shares of Company Common Stock, and to confirm that your voting instructions have been properly recorded when submitting a proxy over the Internet or by telephone.
Please refer to the instructions on your proxy card or voting instruction form to determine the deadlines for submitting a proxy over the Internet or by telephone. If you choose to submit your proxy by mailing a proxy card, your proxy card must be received by our Corporate Secretary by the time the Special Meeting begins.
For more information about voting, see “The Special Meeting — How to Vote.”
Q.
What is a proxy?

A.
A proxy is your legal designation of another person to vote your shares of Company Common Stock. This written document describing the matters to be considered and voted on at the Special Meeting is called a proxy statement. The document used to designate a proxy to vote your shares of Company Common Stock is called a proxy card. For more information about voting by proxy, see “The Special Meeting — How to Vote.”

Q.
If I am a stockholder of record, what happens if I do not vote or submit a proxy card?

A.
If you do not attend the Special Meeting and fail to vote, either electronically or by proxy, your shares of Company Common Stock will not be voted at the Special Meeting and will not be counted for purposes of determining whether a quorum exists.

Additionally, if you do not attend the Special Meeting and fail to vote, either electronically or by proxy, your failure to vote will (a) have the effect of counting “AGAINST” the Merger Agreement Proposal with respect to the approval threshold requiring the affirmative vote of the holders of (i) at least a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL and (ii) at least 66 and two-thirds percent of the voting power of the outstanding shares of Company Common Stock held by stockholders other than Gentex, Merger Sub and their affiliates, and (b) have no effect on the Compensation Proposal or the Adjournment Proposal (so long as a quorum is present). For more information, see “The Special Meeting.”
Q.
If my shares of Company Common Stock are held in “street name” by my broker, bank or other nominee, will my broker, bank or other nominee vote my shares of Company Common Stock for me?

A.
No. Your broker, bank or other nominee will only be permitted to vote your shares of Company Common Stock if you instruct your broker, bank or other nominee as to how to vote. As a result, absent specific instructions from the beneficial owner of such shares of Company Common Stock, your broker, bank or other nominee is not empowered to vote such shares of Company Common Stock.

If you instruct your broker, bank or other nominee how to vote on at least one, but not all of the proposals to be considered at the Special Meeting, your shares of Company Common Stock will be voted according to your instructions on those proposals for which you have provided instructions and will be counted as present for purposes of determining whether a quorum is present at the Special Meeting. If you hold shares beneficially in “street name” and do not provide your broker, bank or other nominee with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when banks, brokers and other nominees are not permitted to vote on certain non-discretionary matters without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Each of the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal are anticipated to be non-routine matters. In this scenario, a “broker non-vote” will occur with respect to each proposal for which you did not provide voting instructions to your broker, bank or other nominee.
A failure to provide instructions with respect to any of the proposals, and a broker non-vote with respect to the following proposals, will have (a) the effect of a vote “AGAINST” the Merger Agreement Proposal with respect to the approval threshold requiring the affirmative vote of the holders of (i) at least a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL and (ii) at least 66 and two-thirds percent of the voting power of the outstanding shares of Company Common Stock held by stockholders other than Gentex, Merger Sub and their affiliates, and (b) no effect on the Compensation Proposal or the Adjournment Proposal (so long as a quorum is present). For more information, see “The Special Meeting — Voting.”
Q.
If a stockholder gives a proxy, how are the shares of Company Common Stock voted?

A.
If you vote by proxy, regardless of the method you choose to submit a proxy, the individuals named on the enclosed proxy card, and each of them, with full power of substitution will vote your shares of Company Common Stock in the way that you indicate. When completing the Internet or telephone proxy processes or the proxy card, you may specify whether your shares of Company Common Stock should be voted “FOR” or “AGAINST,” or to “ABSTAIN” from voting on, all, some or none of the specific items of business to come before the Special Meeting.

If you properly execute your proxy card but do not mark the boxes indicating how your shares of Company Common Stock should be voted on a matter, the shares of Company Common Stock represented by your properly execute proxy will be voted “FOR” the Merger Agreement Proposal, “FOR” the Compensation Proposal and “FOR” the Adjournment Proposal. For more information, see “The Special Meeting — How to Vote.”
Q.
Can I change or revoke my vote?

A.
Yes. You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by (1) submitting another proxy, including a proxy card, at a later date by telephone or on the Internet or by timely delivery of a validly executed, later-dated proxy, (2) giving written notice of revocation to our Corporate Secretary, which must be filed with our Corporate Secretary before the Special Meeting begins or (3) attending the Special Meeting and voting electronically. If, as of the Record Date, you are the beneficial owner of shares of Company Common Stock held in “street name” by your broker, bank or other nominee, please refer to the information forwarded by your broker, bank or other nominee for procedures on revoking your proxy.

Only your last submitted proxy with respect to any shares will be considered. Please cast your vote “FOR” each of the proposals, following the instructions set forth on your enclosed proxy card or voting instruction form provided by your broker, bank or other nominee, as promptly as possible. For more information, see “The Special Meeting — Proxies and Revocation.”
Q.
What do I do if I receive more than one proxy or set of voting instructions?

A.
If, as of the Record Date, you hold shares of Company Common Stock as the beneficial owner of shares of Company Common Stock held in “street name,” or through more than one broker, bank or other nominee, and also directly as the stockholder of record or otherwise, you may receive more than one proxy card or voting instruction forms relating to the Special Meeting. These should each be executed and returned separately in accordance with the instructions provided in this proxy statement in order to ensure that all of your shares of Company Common Stock are voted.

Q.
Should I send in my stock certificates or other evidence of ownership now?

A.
No. After the Merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your shares of Company Common Stock for the Per Share Merger Consideration. If you are the beneficial owner of shares of Company Common Stock held in “street name” by your broker, bank or other nominee immediately prior to the Merger, you may receive instructions from your broker, bank or other Nominee as to what action, if any, you need to take to effect the surrender of your shares of Company Common Stock in exchange for the Per Share Merger Consideration. Please do not send in your certificates now.

Q.
What happens if I sell my shares of Company Common Stock before the Special Meeting?

A.
The Record Date for stockholders entitled to vote at the Special Meeting is prior to both the date of the Special Meeting and the consummation of the Merger. If you transfer your shares of Company Common Stock before the Record Date, you will not be entitled to vote at the Special Meeting and will not be entitled to receive the Per Share Merger Consideration. If you transfer your shares of Company Common Stock after the Record Date but before the Special Meeting, you will, unless special arrangements are made, retain your right to vote at the Special Meeting, but will transfer the right to receive the Per Share Merger Consideration to the person to whom you transfer your shares of Company Common Stock. Unless special arrangements are made, the person to whom you transfer your shares of Company Common Stock after the Record Date will not have a right to vote those shares of Company Common Stock at the Special Meeting. For more information, see “The Special Meeting — How to Vote.” If you demand appraisal for any of your shares of Company Common Stock in connection with the Merger and subsequently transfer any such shares, you will lose your right to appraisal with respect to the shares that you have so transferred. For more information about appraisal rights, see “The Special Meeting — Appraisal Rights” and Annex D to this proxy statement.

Q.
Who is soliciting my vote?

A.
Solicitation of proxies will initially be made by mail. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, over the Internet or in person, but will not be paid any additional amounts for soliciting proxies. The Company will bear the cost of soliciting proxies.

The Company will reimburse brokers, banks, other nominees, custodians and fiduciaries representing beneficial owners of the shares of Company Common Stock for their expenses in forwarding soliciting materials to beneficial owners of our shares of Company Common Stock and in obtaining voting instructions from those owners.
See “The Special Meeting — Solicitation of Proxies; Payment of Solicitation Expenses.”
Q.
What is householding and how does it affect me?

A.
The SEC rules permit companies and intermediaries such as brokers, banks and other nominees to satisfy delivery requirements with respect to two or more stockholders sharing the same address by delivering a single proxy statement. This process is commonly referred to as “householding” and can result in significant cost savings for the Company. To take advantage of this opportunity, the Company, brokers, banks and other nominees who hold your shares of Company Common Stock may deliver only one proxy statement to multiple stockholders who share an address unless one or more of the stockholders has provided contrary instructions. The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered. For more information, see “The Special Meeting — Questions and Additional Information” or “Where You Can Find More Information.”
Q.
What rights do I have to seek an appraisal of my shares of Company Common Stock?

A.
Each holder of shares of Company Common Stock will have the right to seek appraisal of the fair value of such holder’s shares of Company Common Stock as determined by the Delaware Chancery Court if the Merger is completed, but only if such holder does not vote such shares of Company Common Stock in favor of the Merger Agreement Proposal and otherwise complies with the statutory requirements and procedures for demanding and perfecting appraisal rights set forth in Section 262 of the DGCL, which is the appraisal rights statute applicable to Delaware corporations. Failure to follow precisely any of the statutory requirements and procedures may result in the loss of appraisal rights. A copy of Section 262 of the DGCL is included as Annex D to this proxy statement and is incorporated by reference in its entirety. The requirements and procedures are also summarized in this proxy statement. For more information about appraisal rights, see “The Special Meeting — Appraisal Rights” and Annex D to this proxy statement.

Q.
What are the material U.S. federal income tax consequences of the Merger to me if I am a U.S. Holder?

A.
If you are a U.S. Holder (as defined below in “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger”), receipt of cash in exchange for shares of Company Common Stock pursuant to the Merger generally will be a taxable transaction for U.S. federal income tax purposes. Generally, you will recognize gain or loss equal to the difference, if any, between the amount of cash you receive and the adjusted tax basis of your shares of Company Common Stock. However, the tax consequences of the Merger to you will depend on your particular circumstances, and you should consult your own tax advisors to determine how the Merger will affect you. For a more detailed summary of the tax consequences of the Merger, see the section below, “Special Factors — Material U.S. Federal Income Tax Considerations of the Merger.”

Q.
What do I need to do now?

A.
We urge you to read this proxy statement carefully, including its annexes and the documents referred to as incorporated by reference in this proxy statement, as well as the related Schedule 13E-3, including the exhibits thereto, filed with the SEC, and to consider how the Merger affect you. For more information, see “Where You Can Find More Information.”

Even if you plan to attend the Special Meeting, after carefully reading and considering the information contained in this proxy statement, please submit your proxy promptly to ensure that your shares of Company Common Stock are represented at the Special Meeting.
If you are a stockholder of record, please submit your proxy for your shares of Company Common Stock:
•
on the Internet, by following the Internet proxy instructions printed on the enclosed proxy card;

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by telephone, using the telephone number printed on the enclosed proxy card; or

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by mail, by marking the enclosed proxy card, dating and signing it, and returning it in the accompanying prepaid reply envelope.

If you decide to attend the Special Meeting and vote electronically, your vote at the Special Meeting will revoke any proxy previously submitted.
If, as of the Record Date, you are the beneficial owner of shares of Company Common Stock held in “street name” by your broker, bank or other nominee, please refer to the instructions provided by your broker, bank or other nominee to see which of the above choices are available to you in order to have your shares of Company Common Stock voted.

For more information, see “The Special Meeting” and “Where You Can Find More Information.”
Q.
Who can help answer my other questions?

A.
If you have additional questions about the Special Meeting, the Merger or this proxy statement, need assistance in submitting your proxy or voting your shares of Company Common Stock, or need additional copies of the proxy statement or the enclosed proxy card or voting instructions, please contact our Corporate Secretary, Janine Russo, at:

VOXX International Corporation
Attention: Janine Russo
2351 J. Lawson Blvd.
Orlando, Florida 32824
(631) 436-6306

SPECIAL FACTORS
The following, together with the summary of the Merger Agreement set forth under the section titled “The Merger Agreement,” is a description of the material aspects of the Merger. While we believe that the following description covers the material aspects of the Merger, the description may not contain all of the information that is important to you. We encourage you to read carefully this entire document, including the Merger Agreement attached to this proxy statement as Annex A, for a more complete understanding of the Merger. The following description is subject to, and is qualified in its entirety by reference to, the Merger Agreement. You may obtain additional information without charge as described in the section titled “Where You Can Find More Information.”
We are asking our stockholders to consider and vote on the approval and adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Gentex. If the Merger is completed, the holders of shares of Company Common Stock immediately prior to the Merger (other than the Excluded Holders) will have the right to receive the Per Share Merger Consideration of $7.50 per share of Company Common Stock in cash, without interest, subject to and in accordance with the terms and conditions set forth in the Merger Agreement.
Background of the Merger
The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. This chronology does not purport to catalog every conversation of or among the Company Board, Transaction Committee, the Company’s management, the Company’s representatives, Gentex, Merger Sub or their financial advisors, legal advisors or other representatives or any other person.
As part of the ongoing evaluation of the Company, the Company Board and management of the Company regularly evaluate the Company’s historical performance, competitive position, future growth prospects and overall strategic positioning in light of the then-current business and economic environments, as well as developments in the industry in which the Company operates, and the opportunities and challenges facing participants in the Company’s industry. This review has included consideration of, and discussions with other companies from time to time regarding, industry developments and potential strategic alternatives, including business combinations, asset dispositions and other strategic transactions.
Shortly after the Company acquired a controlling interest in a biometrics business in September 2015 through its subsidiary, EyeLock, LLC (“EyeLock”), Gentex approached the Company and expressed an interest in potentially acquiring EyeLock or engaging in a joint venture or other strategic relationship with EyeLock. Discussions between the Company and Gentex ensued, and the Company determined that it was not interested in pursuing such a relationship at that time.
In March and April 2020, entities owned by Beat Kahli, who later became, and is currently, a member of the Company Board, and served as the Company’s President from February 2023 until March 2024, made purchases of Company stock on the open market. Through these entities, Avalon Park International LLC (“APG”) and affiliated entities (together, the “APG Parties”), and together with any shares previously owned by Mr. Kahli and the APG Parties, Mr. Kahli acquired 9.2% of the outstanding shares of Class A Common Stock, as reported on a Schedule 13D filed on April 13, 2020. Through November 2020, Mr. Kahli continued to purchase shares of Class A Common Stock on the open market.
On November 2, 2020, APG submitted an Indication of Interest to the Company regarding a strategic relationship involving EyeLock and the biometrics business. After extensive discussions, on April 29, 2021, GalvanEyes Partners LLC (“GalvanEyes”), an entity controlled by Mr. Kahli that he had formed to pursue a strategic relationship with the Company and EyeLock, entered into an exclusive distribution agreement with EyeLock, which agreement was contingent upon, among other things, Company stockholder approval. Stockholder approval of the transaction was required pursuant to Section 203 of the DGCL due to Mr. Kahli’s ownership of more than 15% of the outstanding shares of Class A Common Stock by that time. On July 29, 2021, the Company’s stockholders approved the exclusive distribution agreement, and also elected Mr. Kahli to the Company Board.

Throughout 2021 and 2022, as a director, significant stockholder and strategic partner of the Company, Mr. Kahli encouraged the Company to focus on strategy and explore relationships with various strategic partners, and, together with other directors and senior management of the Company, began to identify and discuss these matters with potential counterparties.
On July 19, 2022, Mr. Kahli and Ari Shalam were named Co-Vice Chairmen of the Company Board. On July 21, 2022, Mr. Kahli was re-elected as a director of the Company. Mr. Kahli continued to purchase shares of Class A Common Stock on the open market. On November 28, 2022, Mr. Kahli filed an amendment to his Schedule 13D reporting ownership of 28.8% of the Class A Common Stock outstanding at that time, which was the peak amount of his ownership.
In the Summer of 2022, Gentex contacted Mr. Kahli about establishing a strategic relationship involving the biometrics business. Over the next few months, Mr. Kahli and Patrick Lavelle, Chief Executive Officer and a director of the Company, met with Steven Downing, the Chief Executive Officer of Gentex, Kevin Nash, Chief Financial Officer of Gentex, Scott Ryan, Vice President and General Counsel of Gentex, and other members of Gentex’s senior management, during which Gentex expressed a continuing interest in the Company’s biometrics business and potentially establishing a strategic relationship. During these conversations, Mr. Kahli suggested that, as part of developing a relationship between Gentex and the Company, Gentex should consider purchasing shares of the Company on the open market or through a purchase of a block of shares from the APG Parties. At the 2023 Consumer Electronics Show (CES®) annual trade show in Las Vegas, Nevada, Mr. Downing also was introduced to John Shalam, Denise Gibson and several other directors and senior officers of the Company. As a result of these interactions, Mr. Downing was invited by the Company, and he agreed, to join the Company Board and stand for election as a director at the Company’s 2023 annual stockholders meeting. On July 20, 2023, Mr. Downing was elected to the Company Board by the Company’s stockholders.
In December 2022, Gentex began to purchase shares of Class A Common Stock of the Company on the open market. On October 6, 2023, Gentex entered into a share purchase agreement with the APG Parties to acquire 3,137,500 shares of Class A Common Stock of the Company from the APG Parties in two equal tranches of 1,568,750 shares, on October 6, 2023 and January 5, 2024, at a price of $10 per share. Following Gentex’s acquisition of shares from the APG Parties, Gentex reported on a Schedule 13D amendment filed January 9, 2024 that it held approximately 16.2% of the outstanding shares of Class A Common Stock.
On December 18, 2023, after learning of the sale of shares of Class A Common Stock by APG Parties to Gentex, representatives from the investment banking firm Solomon Partners Securities, LLC (“Solomon Partners”) reached out to Ari Shalam to revisit discussions about potential strategic transactions and alternatives for the Company. The Company and members of the Company Board had been informally speaking with representatives from Solomon Partners from time to time to discuss various potential financial and strategic matters, including a full range of strategic alternatives for the Company and ways to maximize stockholder value.
As part of a larger restructuring initiative, which included overhead reductions, non-core asset sales and retirement of debt, on March 7, 2024, the Company announced that the Company’s majority owned subsidiary, EyeLock, had entered into a joint venture agreement with GalvanEyes, owned by Mr. Kahli as described above, to create a newly formed entity, BioCenturion LLC, to operate its biometrics business. The business performance of EyeLock and its biometrics business had been below expectations, with increasing losses and the segment failing to meet projections. The Company believed that the combination of both companies would create a stronger and more streamlined organization bringing together technology, R&D, sales, marketing, and business development into one entity, while opening new avenues for growth. In advance of this announcement, effective March 1, 2024, Mr. Kahli resigned from his position as President of the Company but continued to serve as Co-Vice Chairman of the Company Board.
On March 28, 2024, a phone call took place among Mr. Kahli, Ari Shalam and Mr. Downing, focused on developing a new strategic relationship between Gentex and the Company, including a possible sale of the Company to Gentex. In advance of this call, Mr. Kahli shared with Mr. Downing certain materials he had prepared and that, at the request of the Company, were edited by Solomon Partners, that provided an overview of the financial operations of the Company, as well as financial budgets and potential strategic alternatives. These materials were not shared with representatives of Gentex, other than Mr. Downing. Mr. Downing did not express an interest in a transaction between Gentex and the Company at that time.
On May 14, 2024, the Company announced its financial results for its fiscal 2024 fourth quarter and year-ended February 29, 2024, which showed significant write downs and most financial metrics trending negatively compared to both the fiscal 2023 fourth quarter and the twelve-month period ended February 28, 2023. The release of these results led to a drop in the trading price of the Class A Common Stock. Following this announcement, the Company received numerous contacts from stockholders and prospective stockholders regarding the Company’s results, opportunities for growth, potential restructuring initiatives and pursuit of strategic alternatives, among other things.
On May 31, 2024, the Company Board received an unsolicited, preliminary, confidential, non-binding proposal letter from Gentex that outlined certain principal terms on which Gentex would consider acquiring all of the outstanding shares of Company Common Stock not currently owned by Gentex for $5.50 per share (the “May Proposal”). Under the May Proposal, stockholders of the Company would receive cash, Gentex stock, or a 50/50 combination of both at the stockholders’ discretion in exchange for 100% of the Company’s fully diluted equity not currently owned by Gentex. The May Proposal was subject to a number of conditions, including, among other things, the negotiation and execution of definitive agreements and the approval of the transaction by the stockholders of the Company. It provided that Mr. Downing would recuse himself as a member of the Company Board from any discussions about the May Proposal or alternative transactions.
On June 3, 2024, the Company Board (other than Mr. Downing, who had recused himself) met with representatives of Solomon Partners and Bryan Cave Leighton Paisner LLP (“BCLP”) to discuss the May Proposal. Following discussion, the Company Board (other than Mr. Downing, who had recused himself), approved the engagement of Solomon Partners, as financial advisor, and BCLP, as legal counsel, in connection with a potential transaction with Gentex and any other potential transactions, subject, with regard to the retention of Solomon Partners, to agreement on the financial terms of engagement. Representatives of BCLP reviewed with the Company Board director fiduciary duties in connection with the May Proposal and any other proposed transaction that may arise, and representatives of Solomon Partners outlined valuation considerations for the Company Board. BCLP and Solomon Partners reviewed with the Board process related matters pertaining to potential responses to the May Proposal.
Throughout June 2024, various calls took place among representatives of the Company and Solomon Partners and representatives of Gentex (Messrs. Ryan and Nash) to discuss the May Proposal, including valuation of the Company, confidentiality, deal process and due diligence. The Company advised Gentex that the Company Board, without the participation of Mr. Downing, determined not to proceed with Gentex on the basis of the May Proposal, but indicated that it would invite Gentex to participate in any strategic alternatives process that the Company Board might initiate. At the request of the Company Board, BCLP prepared a non-disclosure agreement, similar to all non-disclosure agreements utilized with potential counterparties during the events outlined in this “Background” section, which contained a customary “standstill” provision and a “don’t ask, don’t waive” provision, with customary fall-away terms upon the Company’s entry into a definitive agreement with, or the launch of a tender offer by, an unaffiliated third party. At the Company Board’s direction, Solomon Partners sent the non-disclosure agreement to Gentex on the Company’s behalf, and negotiations began over the next few weeks among counsel with regard to the non-disclosure agreement; Gentex declined however to execute the non-disclosure agreement or to move forward with regard to diligence until a formal strategic process was established and launched and a data room was made available. As noted below, Gentex ultimately signed a non-disclosure agreement on August 26, 2024, in form that was materially the same as executed by other bidders.
On June 17, 2024, the Company Board formed the Transaction Committee, consisting of directors John Adamovich, John Shalam, Ari Shalam, Denise Gibson and Patrick Lavelle, each of whom is unaffiliated with Gentex and its affiliates. Mr. Adamovich was appointed as the Chairman of the Transaction Committee. The Company Board delegated to the Transaction Committee, to the fullest extent of the law, the full power and authority, among other things, to (i) review and evaluate the terms and conditions, and determine the advisability of a potential transaction with Gentex and any alternatives, (ii) negotiate the terms and conditions of a potential transaction with Gentex or an alternative transaction with any other person or entity and, if the Transaction Committee deems appropriate, recommend to the Company Board to approve or reject the potential transaction with Gentex or any alternative transaction on behalf of the Company, (iii) determine whether such proposed transaction or any alternative negotiated by the Transaction Committee is fair to, and in the best interests of, the Company and its stockholders, (iv) recommend to the full Company Board what action, if any, should be taken by the Company Board with respect to such proposed transaction or any alternative, and (v) retain consultants and agents, including independent legal counsel and independent financial advisors, as the Transaction Committee deems necessary or appropriate to perform such services and render such opinions or reports as may be necessary or appropriate in order for the Transaction Committee to discharge its duties. The Transaction Committee retained BCLP, as its legal advisor, and Solomon Partners, as its financial advisor. Prior to retaining Solomon Partners, the Transaction Committee considered that there were no material relationships with Solomon Partners relevant to the engagement, which was subsequently confirmed by Solomon Partners in writing. In determining to include John Shalam and Ari Shalam as members of the Transaction Committee, the Company Board considered it important that such directors and their family members would not seek or accept any different consideration on account of their disproportionate voting rights or the significant number of shares of Company Common Stock beneficially owned by them, and their agreement that any strategic transaction that is undertaken would value the shares of Class A Common Stock and Class B Common Stock on an equivalent economic basis. John and Ari Shalam confirmed these understandings and agreements.
Over the next few months, representatives of Solomon Partners worked extensively with members of management of the Company to begin collecting information in order to enable the Transaction Committee to review alternatives, discuss a list of potential buyers, consider various alternative forms of transactions and relationships, and prepare confidential information presentation materials to be shared with prospective buyers and other counterparties. Following these meetings, the Transaction Committee authorized Solomon Partners to contact confidentially and accommodate inbound interest from financial sponsors and strategic counterparties. From August 12, 2024 through November 26, 2024, at the direction of the Transaction Committee, representatives of Solomon Partners contacted 48 financial sponsors and 45 strategic counterparties. The Company executed non-disclosure agreements with, and distributed confidential information presentation materials to, 32 of such counterparties. 18 of such parties were provided access to a virtual data room to further their preliminary due diligence. Of the parties provided access to the virtual data room, 15 parties signed non-reliance release letters and received copies of a report prepared for the Company’s use by Accordion Partners LLC (“Accordion Partners”), a strategic finance consulting firm engaged by the Company in early 2024 to prepare a detailed evaluation of potential cost-saving initiatives. Accordion Partners was not engaged in contemplation of a strategic transaction, but instead to advise the Company in connection with opportunities to rationalize its ongoing operations as part of the broader restructuring effort.
In connection with the Transaction Committee’s evaluation of potential strategic alternatives, in August 2024, the Company’s senior management, at the request of the Transaction Committee, provided to Solomon Partners the August Forecasts (as such term is defined in “— Certain Unaudited Prospective Financial Information”). With the Transaction Committee’s approval, Solomon Partners included the August Forecasts in the confidential information presentation materials distributed to bidders that had executed a non-disclosure agreement. The August Forecasts, and other financial information referenced below, excluded the Company’s domestic accessory segment, iris-based identity authentication solutions (the EyeLock business), which was contributed to a joint venture, BioCenturion LLC, based on discussions with the Company’s senior management to determine the best way to present the financials of the Company on a go-forward basis, due to the domestic accessory divestiture, discussed below, and establishment of the BioCenturion LLC joint venture. For additional information regarding the August Forecasts and other non-public, unaudited prospective financial information for the Company prepared in connection with the transaction, see “— Certain Unaudited Prospective Financial Information”.
During the week of August 19, 2024, Gentex (Messrs. Nash and Ryan) disclosed to the Transaction Committee that it was in discussions with Mr. Kahli to acquire the APG Parties’ remaining shares of Class A Common Stock, representing approximately 16% of the outstanding shares of Class A Common Stock. In addition, Gentex disclosed to the Transaction Committee that it was in discussions with Mr. Kahli and GalvanEyes for Gentex to acquire all of the equity interests of GalvanEyes. Throughout the week, various calls took place among representatives of the Company, Solomon Partners and BCLP, on the one hand, and representatives of Gentex and its legal counsel, Jones Day, on the other, to discuss these matters, including the consent required from EyeLock for the acquisition by Gentex of GalvanEyes, and the disclosure necessary to report these transactions.
On August 27, 2024, Gentex filed an amendment to Schedule 13D disclosing (i) that it had entered into a stock purchase agreement with the APG Parties on August 23, 2024, pursuant to which Gentex acquired 3,152,500 shares of Class A Common Stock of the Company at a price of $5.00 per share, (ii) that it had entered into a term sheet with Mr. Kahli and GalvanEyes, dated August 23, 2024, setting out the principal terms for the proposed acquisition by Gentex of all of the equity interests of GalvanEyes, including that the parties would use their best efforts to close the Gentex acquisition of GalvanEyes within 45 days of the term sheet, (iii) that it had made the May Proposal, and (iv) that it entered into a non-disclosure agreement with the Company on August 26, 2024. A copy of the documents or agreements pertaining to items (i) through (iv) were filed as exhibits to the Schedule 13D amendment.
The non-disclosure agreement entered into with Gentex was in a customary form, included a standstill provision limiting Gentex’s ability to acquire Company Common Stock, and was consistent with the non-disclosure agreements entered into by other bidders in the Company’s strategic process. Following execution of the non-disclosure agreement and the Accordion Partners non-reliance release letter, Gentex was provided with confidential information presentation materials, the report from Accordion Partners and access to the virtual data room to further its preliminary due diligence.
Also on August 27, 2024, at the direction of the Transaction Committee, the Company issued a press release (the “August 27 Press Release”) announcing that the Company Board, through the Transaction Committee, was conducting an exploration of strategic alternatives in connection with its ongoing effort to maximize shareholder value. The announcement disclosed that the Transaction Committee had retained Solomon Partners as financial advisor and BCLP as legal advisor. The closing stock price of the Company’s Class A Common Stock on the day immediately prior to the August 27 Press Release was $2.85 (the “unaffected stock price”). After the August 27 Press Release, Solomon received and accommodated additional inbound interest.
On September 5, 2024, the Company announced that its wholly owned subsidiary, VOXX Accessories Corp., had successfully closed the previously announced transaction with Talisman Brands Inc., dba Established Inc., to sell its domestic accessories business for total consideration of approximately $25.0 million. The transaction closed on August 31, 2024 and included the Company’s RCA® trademarks, other intellectual property, and inventory. In an unrelated transaction, the Company announced the successful sale of its premium audio brands Jamo® and Energy® to Rayleigh Lab and Cinemaster for approximately $3.2 million. In furtherance of its restructuring efforts to sell non-core assets and pay down debt, initiated by the Company Board in early 2024, the Company used the proceeds of the sales to retire outstanding debt.
From September 10, 2024 through September 18, 2024, at the direction of the Transaction Committee, representatives of Solomon Partners delivered first round process letters (“First Round Process Letters”) outlining bidding procedures approved by the Transaction Committee to submit first round non-binding indications of interest (“First Round Proposals” and each a “First Round Proposal”) by September 26, 2024 to parties who had previously executed non-disclosure agreements.
On September 23, 2024, BCLP met virtually with Jones Day to discuss matters related to transaction structuring, including disclosure requirements if the Company and Gentex entered into a transaction.
On September 24, 2024 and September 25, 2024, Company management engaged in due diligence sessions with two private equity investment firms, one of whom was Party B (discussed further below).
On September 26, 2024, Solomon Partners received non-binding First Round Proposals from Gentex and four private equity parties:
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Gentex submitted a written non-binding First Round Proposal to acquire the Company for $6.50 per share of common stock, indicating an equity value of $146.3 million and an implied enterprise value of $152.3 million using the latest share count and net debt figure provided by the Company, subject to additional due diligence. Prior to signing, the proposal required that certain of the Company’s contracts be amended so that any non-competition provisions apply solely to the Company and its subsidiaries and not to future affiliates of the Company. The proposed transaction would not be subject to any financing contingency.
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Party A, a private equity investment firm, submitted a written non-binding First Round Proposal to acquire the Company for $7.16 per share of common stock, indicating an equity value of $161.2 million and an implied enterprise value of $167.2 million using the latest share count and net debt figure provided by the Company, subject to additional due diligence. The proposed transaction would be funded with a combination of debt and equity, and not subject to a financing contingency.

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Party B, a private equity investment firm, submitted a written non-binding First Round Proposal to acquire the Company for between $6.00 and $7.00 per share of common stock, indicating an equity value of between $135.1 million and $157.6 million, and an implied enterprise value between $141.1 million and $163.6 million using the latest share count and net debt figure provided by the Company, subject to additional due diligence. The proposed transaction would be funded with a combination of debt and equity.

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Party C, a private equity investment firm, submitted a written non-binding First Round Proposal to acquire the Company for an enterprise value of $150.0 million, representing an equity value of $144.0 million or $6.40 per share of common stock using the latest share count and net debt figure provided by the Company, which would be reduced by transaction expenses expected to be incurred by the Company, and subject to additional due diligence. The Company would also be entitled to receive 50% of any future dividends, distributions, or sale proceeds from the Company’s joint venture interests. The proposed transaction would be funded with a combination of debt and equity.

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Party D, a private equity investment firm, submitted a written non-binding First Round Proposal to acquire the Company’s Premium Audio segment for an enterprise value of $50.0 million, subject to additional due diligence.

On September 27, 2024, the Transaction Committee held a meeting with Loriann Shelton, Chief Financial Officer of the Company, Larry Stopol, outside General Counsel to the Company, and representatives of Solomon Partners and BCLP in attendance. Representatives of Solomon Partners reported on the status of the marketing efforts and summarized the First Round Proposals received. The group discussed the proposals, potential counteroffers and next steps. The Transaction Committee instructed Solomon Partners to further its discussions with the interested parties that submitted that First Round Proposals.
From September 27, 2024 through early October 2024, Solomon Partners contacted all interested parties that submitted First Round Proposals to discuss and clarify details related to their respective non-binding First Round Proposals and next steps in their due diligence process.
On October 2, 2024, the Transaction Committee held a meeting, with Ms. Shelton, Mr. Stopol and representatives of Solomon Partners and BCLP present. Solomon Partners updated the Transaction Committee on the status of discussions with interested parties that submitted a First Round Proposal and provided an overview of recommended next steps, which included holding management presentations with certain parties. Following this meeting, the Transaction Committee authorized representatives of Solomon Partners to communicate to Party D that its offer to acquire only one segment of the Company was deemed inadequate based upon the consideration offered. and Party D was not invited to continue in the process. Additionally, Solomon Partners was authorized to invite Gentex and Parties A, B and C to submit additional diligence questions, attend management presentations at the Company’s Indianapolis, Indiana facilities, and, with their respective third-party consultants and advisors, hold additional discussions with members of management on diligence matters.
In October 2024, the Company’s senior management provided to Solomon Partners the October Forecasts (as such term is defined in “— Certain Unaudited Prospective Financial Information”), which took into account the Company’s performance through August 2024. The October Forecasts reflected downward-revised 2025 fiscal year budgeted amounts and 2026 fiscal year forecasts, based upon the Company’s preliminary results through August 31, 2024, which reflected lower than expected revenues and a lower-margin product mix, which resulted in part from (i) in the automotive electronics segment, a volume reductions in existing customer programs and termination of another, as well as continued decline in demand in the automotive segment and (ii) in the consumer electronics segment, a delayed launch of new products, a decrease in sales of premium party speakers, and reduction of sales due to the softening of the Chinese market. With the Transaction Committee’s approval, Solomon Partners subsequently shared the downward-revised October Forecasts with bidders.
On October 15, 2024 and October 16, 2024, members of management and representatives of Solomon Partners held management presentations with Gentex and Party A at the Company’s Premium Audio headquarters in Indianapolis, Indiana, during which the respective parties were afforded the opportunity to tour the Company’s facility and discuss diligence topics regarding the Company with members of management. Party B and Party C declined to proceed with the sale process ahead of their scheduled management meetings, citing recent unstable performance of the Company’s Premium Audio division as shared in the October Forecasts, capacity issues and the elevated stock price of the shares of Class A Common Stock following the August 27 Press Release.
On October 29, 2024, the Transaction Committee, together with Mr. Stopol and representatives of Solomon Partners and BCLP, met to discuss a potential Reverse Morris Trust transaction with Party E, a strategic counterparty, with whom the Company had executed a mutual non-disclosure agreement on October 18, 2024. Solomon Partners presented an analysis of the potential transaction, and the Transaction Committee determined after discussion not to proceed with such a transaction with Party E at that time in light of the complexity and timing of any such transaction, as well as other factors, including limited receptivity by Party E to engage in a structured transaction on a timeline consistent with the Company’s existing process. Also at the meeting, representatives of BCLP presented a summary of the auction form merger agreement prepared by BCLP to be provided to interested parties in the next phase of the sale process. The Transaction Committee authorized the form of merger agreement to be provided to bidders and approved the next round of communications and negotiations with the remaining bidders as outlined by Solomon Partners.
On October 29, 2024, representatives of Solomon Partners transmitted process letters (“Final Round Process Letters”) to Gentex and Party A outlining procedures approved by the Transaction Committee to submit final round non-binding indications of interest (“Final Round Proposals” and each a “Final Round Proposal”) to acquire the Company, calling for final bids to be delivered by November 14, 2024. Also on October 29, 2024, after the transmission of the Final Round Process Letters, representatives of Solomon Partners provided a draft of the form of merger agreement prepared by BCLP, and corresponding disclosure schedules, to Gentex and Party A via the virtual data room.
From October 2024 to November 13, 2024 members of the Company’s management and representatives of Solomon Partners held virtual diligence sessions with representatives of Gentex and Party A, and their respective external advisors, as well as an additional in-person diligence session at the Company’s Premium Audio headquarters in Indianapolis, Indiana and at a trade show in Las Vegas, Nevada for Party A. In addition, representatives of Solomon Partners facilitated multiple virtual meetings with members of the Company’s management, and provided written responses and additional diligence information in response to questions submitted by Gentex and Party A and their respective third-party consultants and advisors.
On November 14, 2024, Solomon Partners received non-binding Final Round Proposals from Gentex and Party A:
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Gentex submitted a written non-binding Final Round Proposal (the “Gentex Final Round Proposal”) to acquire the Company for $7.00 per share of Company Common Stock, indicating an equity value of $164.8 million and an implied enterprise value of $181.8 million using the latest share count and net debt figure provided by the Company, subject to additional due diligence. The Gentex Final Round Proposal included a markup from Jones Day to the draft merger agreement prepared by BCLP, as well as a form of voting and support agreement, proposed to be entered into by Messrs. John Shalam and Ari Shalam and other family members owning significant amounts of shares of Company Common Stock. The Gentex Final Round Proposal stated that Gentex plans to minimize overlapping functions, processes and costs, and that Gentex expects involvement from members of the Company’s current senior management during the integration of Gentex and the Company, but Gentex did not identify specific individuals or arrangements. The Gentex Final Round Proposal further stated that Gentex would aim to achieve consistent compensation systems with Gentex’s existing entities, including compensation and bonus programs. The Gentex Final Round Proposal was contingent upon the completion of outstanding due diligence items outlined in such proposal prior to execution of a definitive merger agreement. The Gentex Final Round Proposal did not request that the Company provide exclusivity.
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Party A submitted a written non-binding Final Round Proposal (the “Party A Final Round Proposal”) to acquire the Company for $6.00 per share of Company Common Stock, indicating an equity value of $141.3 million and an implied enterprise value of $158.3 million using the latest share count and net debt figure provided by the Company, subject to additional due diligence. The Party A Final Round Proposal included a markup from Party A’s legal counsel to the draft merger agreement prepared by BCLP, which, among other things, detailed certain changes to the key transaction terms within the draft merger agreement. The Party A Final Round Proposal required that the Supporting Stockholders enter into a voting and support agreement to vote their shares in favor of the transaction. The Party A Round Final Proposal included a transaction work plan summarizing key workstreams to be completed before signing a definitive merger agreement and requested that the Company provide exclusivity for a period of 21 days (with automatic two week extensions). The Party A Final Round Proposal also noted that, should a sale of individual business units be the Company’s preferred path, Party A would consider an acquisition of the Premium Audio segment and the Company’s stake in Audiovox Specialized Applications, LLC for $65 million.

On November 15, 2024, the Transaction Committee, together with Ms. Shelton, Mr. Stopol and representatives of Solomon Partners and BCLP, met to discuss the Final Round Proposals. Representatives of Solomon Partners presented on the status of the marketing process and details of the Final Round Proposals received from Gentex and Party A. Representatives of BCLP presented overviews of the markups of the draft merger agreement received from Gentex and Party A. Representatives of Solomon Partners then summarized the due diligence process conducted to date with Gentex and Party A and presented an updated process timeline and overview of important next steps. The Transaction Committee discussed the relative merits of the Final Round Proposals and provided authorization for Solomon Partners to contact both Gentex and Party A to gain more clarity on their proposals and negotiate the offers received so as to receive final and best offers.
From November 15, 2024 to November 20, 2024, representatives of Solomon Partners held numerous virtual meetings with Gentex (Messrs. Nash and Ryan) and Party A, informing each party separately that it would need to enhance its proposal in order for its offer to be considered acceptable to the Transaction Committee. Concurrent with those discussions, the Transaction Committee authorized BCLP to markup the draft merger agreement and voting and support agreement received from Gentex and Jones Day.
On November 18, 2024, Party A verbally indicated that it could increase its proposal to $7.20 per share of common stock, implying an equity value of $170 million and an enterprise value of $187 million using the latest share count and net debt figure provided by the Company. This revised offer was, however, made contingent on the sale of one of the Company’s joint ventures at a specified valuation in connection with Party A’s acquisition of the Company. Party A confirmed its proposal in writing by submission to Solomon Partners of a revised offer on November 19, 2024.
On November 19, 2024, the Transaction Committee held a video conference meeting, which was attended by Ms. Shelton, Mr. Stopol and representatives of Solomon Partners and BCLP. At the meeting, the representatives of BCLP reviewed with the Transaction Committee members certain provisions and key issues in the revised merger agreement drafts, including, in the case of Gentex, (i) the Company termination fee and related termination provisions, (ii) the no-shop provision, (iii) the regulatory undertakings of each party, (iv) the closing condition that there be no more than a certain percentage of dissenting shares in the transaction, (v) that certain of the Company’s contracts be amended so that any non-competition provisions apply solely to the Company and its subsidiaries and not to future affiliates of the Company, and (vi) compensation and benefits protection for the Company’s employees. A discussion ensued, during which the members of the Transaction Committee and the representatives of BCLP discussed the open issues and agreed upon an appropriate response.
On November 19, 2024, at the direction of the Transaction Committee, following feedback from management, the Transaction Committee and representatives of Solomon Partners, BCLP delivered to Jones Day revised drafts of the merger agreement and voting and support agreement.

On November 20, 2024, representatives of Solomon Partners met virtually with Gentex (Messrs. Nash and Ryan) to discuss Gentex’s valuation of the Company and the need for Gentex to increase their offer.
On November 21, 2024, BCLP met virtually with Jones Day to discuss material issues identified by Jones Day and Gentex in BCLP’s revised draft merger agreement and voting and support agreement. Among other things, Jones Day raised Gentex’s concerns over the efforts required of it for regulatory undertakings and the desire to narrow the no-shop provisions and tighten related termination provisions. Jones Day also reiterated Gentex’s concerns about the scope of the noncompete provisions in certain of the Company’s contracts and Gentex’s request for a closing condition relating to a maximum percentage of dissenting shares.
On November 22, 2024, the Transaction Committee held a video conference meeting, which was attended by Ms. Shelton, Mr. Stopol and representatives of Solomon Partners and BCLP. At the meeting, BCLP reported on its conversation with Jones Day the previous day, during which the members of the Transaction Committee provided guidance to BCLP on potential responses on the key issues.
From November 25, 2024 through December 2, 2024, Ari Shalam, who had become the Company’s Chairman, had several calls with Messrs. Nash and Ryan. The group discussed Gentex’s valuation of the Company, and Ari Shalam informed Messrs. Nash and Ryan that Gentex would need to increase its bid to stay competitive.
On November 26, 2024, Solomon Partners received new inbound interest from an additional financial bidder, Party F, and strategic bidder, Party G. Both bidders understood that the Company was far along in its process but indicated that they were still interested in pursuing a transaction with the Company and would benefit from receiving some additional information. Each bidder executed a non-disclosure agreement with the Company in a form consistent with that entered into by other bidders. Representatives of Solomon Partners discussed the potential bids from Parties F and G with the Transaction Committee. Party F was interested in acquiring the Company as a whole but Party F advised that this offer was not likely to be submitted until calendar year 2025. Party G expressed interest in potentially acquiring the Company’s Premium Audio segment or a specific brand or group of brands within Premium Audio. The Transaction Committee determined not to proceed with Party F or G based upon the status of ongoing negotiations and uncertainty that a delay in the strategic process may cause and other potential transaction complications.
On November 27, 2024, BCLP received markups of the draft merger agreement and draft voting and support agreement from Jones Day. Later that day, the Transaction Committee held a video conference meeting, which was attended by Ms. Shelton, Mr. Stopol and representatives of Solomon Partners and BCLP. At the meeting, representatives of BCLP reviewed with the Transaction Committee members certain provisions and key issues in the revised draft merger agreement, including (i) the Company termination fee, (ii) the regulatory undertakings of Gentex, (iii) the dissenting shares closing condition, (iv) Gentex’s concern over scope of non-competition provisions in certain of the Company’s contracts, and (v) compensation and benefits protection for the Company’s employees. A discussion ensued, during which the members of the Transaction Committee and the representatives of BCLP discussed the open issues and agreed upon an appropriate response.
On November 29, 2024, at the direction of the Transaction Committee, representatives of Solomon Partners approached Party A to encourage them to increase their offer. Representatives of Party A informed representatives of Solomon Partners that they would continue with their diligence, and representatives of Solomon Partners offered to have BCLP and Party A’s legal counsel discuss Party A’s initial markup of the draft merger agreement.
On December 2, 2024, representatives from the BCLP and Messrs. Lavelle and Stopol met with representatives from Gentex and Jones Day. The group came to tentative resolution regarding the regulatory undertakings of Gentex and Gentex’s concerns as to the applicability of noncompete provisions in certain of the Company’s contracts and agreed to continue discussions over the dissenting shares closing condition. In addition, the parties discussed the size of the termination fee, which had been left open since Gentex’s initial proposal of 4.5% of equity value in its markup of the bid draft merger agreement. At the direction of the Transaction Committee, BCLP proposed a termination fee of approximately 3% of equity value.

On December 3, 2024, at the direction of the Transaction Committee, representatives of Solomon Partners continued discussions with Gentex regarding price, the size of the termination fee and the dissenting share closing condition. Representatives of Solomon Partners also continued to discuss price with Party A. Party A indicated that they could not offer more than $7.20 per share, given recent soft financial performance and tariff concerns. Party A’s offer was still contingent on the sale of one of the Company’s joint ventures at a specified valuation in connection with Party A’s acquisition of the Company.
In December 2024, the Company’s senior management provided Solomon Partners the December Forecasts (as such term is defined in “— Certain Unaudited Prospective Financial Information”) to reflect preliminary results of the Company through October 2024, preliminary sales figures through November 2024, and updated estimates on future months. The December Forecasts, consistent with the October Forecasts, reflected continued declines in the business due to lower than expected revenues and a lower-margin product mix, including, in part, as a result of a manufacturing slowdown at one of the Company’s manufacturing partner’s facilities, requiring the Company to obtain products from an alternative source with higher related costs and, further delayed product launches and continuing recessionary headwinds. Based upon the financial results, and the business headwinds described above, senior management, with the consent of the Transaction Committee, discontinued use of financial forecasts for fiscal year 2026, with the prior 2026 Forecasts considered no longer reliable in light of the business conditions affecting the 2025 fiscal year. With the Transaction Committee’s approval, Solomon Partners subsequently shared the further downward-revised December Forecasts with Gentex and Party A.
The Transaction Committee held a video conference meeting on December 6, 2024, which was attended by Ms. Shelton, Mr. Stopol and representatives of Solomon Partners and BCLP. At the meeting, representatives of Solomon Partners reported that they had spoken with Messrs. Nash and Ryan on December 6, 2024 regarding the Gentex board of directors meeting on December 5, 2024. During this discussion with Messrs. Nash and Ryan, Mr. Nash indicated that Gentex could offer $7.50 per share, contingent upon resolution of the remaining material open issues in the draft merger agreement, including the size of the termination fee and the closing condition regarding dissenting shares. After discussion, the Transaction Committee determined that it would accept a price of $7.50 per share and that it would continue to pursue a transaction with Gentex. The Transaction Committee authorized Solomon Partners to provide Gentex with additional diligence information regarding the Company’s stockholder base to address concerns over dissenting shares.
On December 9, 2024, representatives of GW Communications, the Company’s investor relations firm, along with senior management of the Company, Mr. Stopol and representatives of Solomon Partners and BCLP, met with representatives of Gentex to discuss the dissenting share closing condition in greater detail.
On December 10, 2024, the board of directors of Gentex (with Mr. Downing recusing himself) met with Messrs. Nash and Ryan and approved the substantially final draft of the Merger Agreement and the transaction contemplated thereby, including the Merger, and granted Messrs. Nash and Ryan the authority to negotiate and finalize the terms of the Merger Agreement that had yet to be agreed upon.
On December 11, 2024, members of senior management of the Company and representatives of Solomon Partners and BCLP met virtually with representatives from Gentex and Jones Day. The parties agreed on certain final employment matters in the merger agreement, and that the concerns surrounding noncompete provisions in certain of the Company’s contracts had been adequately addressed. The remaining material open issues in the draft merger agreement related to the size of the termination fee and the closing condition regarding dissenting shares.
On December 13, 2024, the Transaction Committee held a video conference meeting, which was attended by Mr. Stopol and representatives of Solomon Partners and BCLP. At the meeting, BCLP provided the Transaction Committee with an overview and summary of the key terms and conditions of the Merger Agreement and the Voting Agreement. Solomon Partners reviewed with the Transaction Committee its analyses with respect to the strategic review process and the proposed transaction with Gentex. BCLP reviewed with the Transaction Committee the reasons for the transaction, alternatives and certain positive and potentially negative matters considered in connection with evaluating the transaction that had previously been assembled. BCLP then led a discussion with the Transaction Committee regarding the fiduciary duties of the Transaction Committee members in connection with the proposed transaction. A discussion ensued, during which the members of the Transaction Committee and the representatives of Solomon Partners and BCLP discussed finalizing the transaction documents with Gentex and coordinating press releases.
Between December 13, 2024 and December 17, 2024, representatives of Solomon Partners met with representatives of Gentex to discuss the size of the termination fee and the dissenting share closing condition, as well as timing of the transaction and coordinating press releases. Also during that time, BCLP and Jones Day continued to exchange drafts of the merger agreement and corresponding disclosure schedules to finalize the transaction documents.
On December 17, 2024, the parties agreed to a termination fee of $7,500,000, approximately 3.8% of enterprise value, in exchange for removing the dissenting share closing condition, and Gentex confirmed its offer of $7.50 per share.
On December 17, 2024, the Transaction Committee held a video conference meeting to review the final transaction documents, which was attended by Ms. Shelton, Mr. Stopol and representatives of Solomon Partners and BCLP. At the meeting, BCLP provided the Transaction Committee with a high-level overview and summary of the key terms and conditions of the Merger Agreement and the Voting Agreement. Representatives of Solomon Partners again reviewed with the Transaction Committee its analyses with respect to the strategic review process and the proposed transaction with Gentex, and rendered to the Transaction Committee its oral opinion, which was subsequently confirmed by delivery of a written opinion dated December 17, 2024, that, as of such date, and based upon and subject to the assumptions, limitations, qualifications and conditions set forth in Solomon Partners’ written opinion, the per share merger consideration to be received by holders of Company Common Stock in the Merger pursuant to the Merger Agreement (other than holders of Excluded Shares) was fair to them from a financial point of view. For a detailed discussion of Solomon Partners’ opinion, please see “Special Factors — Opinion of Solomon Partners.” BCLP reviewed at a high-level with the Transaction Committee the reasons for the transaction, alternatives and certain positive and potentially negative matters considered in connection with evaluating the transaction. BCLP reminded the Transaction Committee members of their fiduciary duties in connection with the proposed transaction. BCLP then reviewed with the Transaction Committee the proposed resolutions to be voted on at the meeting. After discussion, the Transaction Committee unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, advisable and in the best interests of, the Company and the Disinterested Stockholders, which term is inclusive of the Unaffiliated Company Stockholders, (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger, and (iii) recommended that the Company Board (a) adopt, authorize, and approve the Merger Agreement and the transactions contemplated thereby, including the Merger, and (b) recommend that the Company’s stockholders vote to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger.
On December 17, 2024, following the meeting of the Transaction Committee, the Company Board (excluding Mr. Downing, who recused himself) held a video conference meeting, which was attended by Ms. Shelton, Mr. Stopol and representatives of Solomon Partners and BCLP. At the meeting, representatives of BCLP provided the Company Board with an overview and summary of the key terms and conditions of the Merger Agreement and the Voting Agreement. Representatives of Solomon Partners then presented the Company Board with its analyses with respect to the strategic review process and the proposed transaction with Gentex, and, at the request of the Transaction Committee, rendered to the Company Board its oral opinion, which was subsequently confirmed by delivery of a written opinion to the Transaction Committee dated December 17, 2024, that, as of such date, and based upon and subject to the assumptions, limitations, qualifications and conditions set forth in Solomon Partners’ written opinion, the per share merger consideration to be received by holders of Company Common Stock in the Merger pursuant to the Merger Agreement (other than holders of Excluded Shares) was fair to them from a financial point of view. BCLP then led a discussion with the Company Board regarding the fiduciary duties of the Company Board members in connection with the proposed transactions. Mr. Adamovich then reported on the recommendations of the Transaction Committee, and BCLP then reviewed with the Company Board the proposed resolutions to be voted on at the meeting, including disclosure of different interests of directors and officers in the transaction and matter regarding Section 16 under the Exchange Act. After discussion and based on the unanimous recommendation of the Transaction Committee, the Company Board (excluding

Mr. Downing, who recused himself due to his affiliation with Gentex) then unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, advisable and in the best interests of the Company and the Disinterested Stockholders, which term is inclusive of the Unaffiliated Company Stockholders, (ii) adopted, authorized, approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) recommended that the Company’s stockholders vote to approve and adopt the Merger Agreement and the transactions contemplated thereby, (iv) directed that the officers of the Company call a special meeting of the Company’s stockholders to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger, and (v) approved certain interests of directors and executive officers in the transaction and related Section 16 matters.
Following conclusion of the Company Board meeting on December 17, 2024, the parties executed the Merger Agreement, and the Supporting Stockholders entered into the Voting Agreement with Gentex and Merger Sub. On December 18, 2024, before market open, each of the Company and Gentex issued a press release announcing the Merger. Gentex amended its Schedule 13D in respect of shares of Company Common Stock to disclose Gentex and Merger Sub’s entry into the Merger Agreement with the Company and the Voting Agreement with the Supporting Stockholders on December 17, 2024. Shalvoxx A Holdco LLC, Shalvoxx B Holdco LLC, John Shalam and Ari Shalam filed a Schedule 13D to report the entry into the Merger Agreement and entry into the Voting Agreement on December 17, 2024.
Purpose and Reasons of the Company for the Merger; Recommendation of the Company Board and the Transaction Committee; Fairness of the Merger
The Company Board duly established the Transaction Committee and delegated to it, to the fullest extent of the law, the full power and authority, among other things, to (i) review and evaluate the terms and conditions, and determine the advisability of a potential transaction with Gentex and any alternatives, (ii) negotiate the terms and conditions of a potential transaction with Gentex or an alternative transaction with any other person or entity and, if the Transaction Committee deems appropriate, recommend to the Company Board to approve or reject the potential transaction with Gentex or any alternative transaction on behalf of the Company, (iii) determine whether such proposed transaction or any alternative negotiated by the Transaction Committee is fair to, and in the best interests of, the Company and its stockholders, (iv) recommend to the full Company Board what action, if any, should be taken by the Company Board with respect to such proposed transaction or any alternative, and (v) retain consultants and agents, including independent legal counsel and independent financial advisors, as the Transaction Committee deems necessary or appropriate to perform such services and render such opinions or reports as may be necessary or appropriate in order for the Transaction Committee to discharge its duties.
The Transaction Committee, acting with the advice and assistance of its independent legal and financial advisors, evaluated and negotiated the Merger Agreement and the transactions contemplated thereby, including the Merger. After careful consideration, at a meeting of the Transaction Committee held on December 17, 2024, the Transaction Committee, among other things, unanimously:
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determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, advisable, and in the best interests of, the Company and the Disinterested Stockholders, which term is inclusive of the Unaffiliated Company Stockholders;

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approved the Merger Agreement and the transactions contemplated thereby, including the Merger;

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recommended that the Company Board adopt, authorize, approve the Merger Agreement and the transactions contemplated thereby, including the Merger; and

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recommended that, subject to approval by the Company Board, the Company Board resolve to recommend that the Company’s stockholders vote to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger.

On December 17, 2024, after careful consideration, based on the unanimous recommendation of the Transaction Committee, the Company Board (other than Mr. Downing, who was recused), pursuant to resolutions adopted at a meeting of the Company Board (other than Mr. Downing, who was recused), among other things:

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determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, advisable, and in the best interests of, the Company and the Disinterested Stockholders, which term is inclusive of the Unaffiliated Company Stockholders;

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adopted, authorized, approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger;

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recommended that the Company’s stockholders vote to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger; and

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approved certain interests of directors and executive officers in the transaction and related Section 16 matters.

Accordingly, the Company Board (other than Mr. Downing, who was recused) recommends that you vote at the Special Meeting “FOR” the Merger Agreement Proposal, to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger.
In considering the recommendations of the Company Board (other than Mr. Downing, who was recused) with respect to the Merger, you should be aware that executive officers and directors of the Company have certain interests in the Merger that may be different from, or in addition to, the interests of the Company’s stockholders generally. The Transaction Committee and the Company Board were aware of these interests and considered them, among other matters, in evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, and in making its decision to adopt and approve the Merger Agreement and the transactions contemplated thereby, including the Merger. The Transaction Committee and the Company Board were also aware of, and took into account, the fact that John and Ari Shalam, members of the Company Board, are beneficial owners of approximately 55.4% of the outstanding voting power of the Company (approximately 18.3% economic ownership in the Company), are not receiving any consideration that is different from what all other Disinterested Stockholders, which term is inclusive of the Unaffiliated Company Stockholders, will receive in the Merger. The Company Board (other than Mr. Downing, who recused himself) believes that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to the Disinterested Stockholders.
The Transaction Committee engaged its own legal and financial advisors and received advice throughout the negotiations from such advisors. Since the members of the Transaction Committee are disinterested with respect to the transactions contemplated by the Merger Agreement, and are unaffiliated with Gentex or Merger Sub, the Transaction Committee believed that it could effectively represent the interests of the Disinterested Stockholders in negotiating the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger, and in making its decision to recommend that the Company Board adopt and approve the Merger Agreement and the transactions contemplated thereby, including the Merger.
In evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, and making the decisions, determinations and recommendations described above, the Transaction Committee considered, among other things, the following potentially positive factors, which are not intended to be exhaustive and are not presented in any relative order of importance:
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the current and historical market prices of the Company’s common stock, including the market performance of the Company’s common stock relative to those of other participants in the Company’s industry, and the fact that the Merger consideration of $7.50 per share was at a premium of 163% to the $2.85 closing price of the Class A Common Stock on August 26, 2024, the last trading day before the Company announced that the Company Board was reviewing the Company’s strategic alternatives (“unaffected stock price”), and a premium of 36% to Gentex’s original proposal of $5.50 a share on May 31, 2024;

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that the proposed Merger consideration is all cash, allowing the Company’s stockholders to realize a fair value in cash for their investment, and provides such stockholders liquidity and certainty of value for their shares, especially when viewed against the risks inherent in the Company’s business;

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the fact that the Merger consideration of $7.50 per share, and the other terms and conditions of the Merger Agreement, resulted from active negotiations between the Company and Gentex, and followed a robust publicly-announced sale process, during which approximately 90 parties, consisting of strategic and financial buyers, were solicited for interest in engaging in a transaction with the Company as part of an auction; and
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the financial presentation of Solomon Partners and its oral opinion rendered to the Transaction Committee, and at its request, to the Company Board (other than Mr. Downing, who was recused), on December 17, 2024, subsequently confirmed in its written opinion dated December 17, 2024, that, as of the date thereof and based upon and subject to, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by Solomon Partners in connection with the opinion (which are stated in its written opinion), the Merger consideration to be received by the holders of Company Common Stock (other than the Excluded Holders (as defined in the written opinion)) was fair to such holders from a financial point of view.

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Company Business, Prospects and Industry.   The Transaction Committee considered certain factors related to the Company’s business, financial condition and results of operations, and the Company’s prospects and plans, including:

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the reviews undertaken by, and understandings of, the Transaction Committee and the Company Board with respect to the Company’s business, operations, assets, financial condition, earnings, ownership structure, management, strategy, competitive position, current, historical and projected financial performance, prospects and plans, as well as the associated risks involved in seeking to achieve such projections, prospects and plans, including:

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the management forecasts for fiscal years 2025 and 2026, prepared by the Company’s management for, or otherwise made available to, the Transaction Committee and potential buyers;

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uncertainty that the Company will be able to source technologically advanced products in order to remain competitive, since it does not manufacture all of its products or conduct all of its own research and development;

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the continuing need to attract and retain necessary qualified personnel in order to support growth;

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the belief that Company stockholders will have limited opportunities in the future to realize value in the public market for a variety of reasons, including the fact that the market for Company Common Stock has historically been negatively impacted by low trading volume, limited investor interest, concentrated stock ownership levels and voting power, and lack of attention from research analysts; and

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certain challenges and limitations on the Company of continuing as a standalone public company, including (i) significant expenses and other regulatory obligations by remaining a public company, including the legal, accounting, transfer agent and associated filing fees, and that those expenses could adversely affect the Company’s financial performance and the value of the Company Common Stock, (ii) the execution risk associated with, and potential for business disruption and negative stock price reaction in connection with capital markets transactions or a refinancing of the company’s revolving credit facility, and (iii) the potential risks to the Company of continuing to have publicly traded common stock, including the risks of market volatility, minimal published market research regarding the Company and the risks relating to the Company’s dual class stock structure, including the risk that the holding of lower voting Class A Common Stock may not be permitted by the investment policies of certain institutional investors or may be less attractive to managers of certain institutional investors;

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the reviews undertaken by, and understandings of, the Transaction Committee and the Company Board with respect to economic and market conditions and trends, as well as the challenges and uncertainty surrounding such conditions and trends, both on a historical and prospective basis, in the near term and the long term, such as:

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the competitive nature of automotive electronics, consumer electronics, and biometric markets, including competition with companies with substantially greater financial and engineering resources, which may allow them to develop innovative products and technologies at a greater speed than the Company, which may adversely affect the Company’s sales and profit margin; and

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the potential adverse impact of inflation, foreign currency fluctuation and commodity price volatility, including as a result of new tariffs, on the Company’s business.

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Consideration of Different Strategic Alternatives.   The Transaction Committee concluded that the Merger represents the best transaction reasonably available for Company stockholders based upon the above factors, as well as its review of other strategic alternatives available, including:

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the Transaction Committee’s process for soliciting and responding to offers from potential bidders in an effort to obtain the best value reasonably available to the Disinterested Stockholders, including the fact that approximately 90 strategic and financial parties (including Gentex) were contacted in such process to solicit interest in a potential transaction with the Company;

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that on August 27, 2024, the Company publicly announced that the Company Board was exploring strategic alternatives for the Company and that the Company had engaged Solomon Partners to serve as its financial advisor for that purpose, which gave any interested potential counterparty that had not otherwise been contacted in connection with the Company’s solicitation process an opportunity to inquire about the process;

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the conclusion of the Transaction Committee that the per share Merger consideration to be paid to the holders of Company Common Stock was more favorable to such holders than the potential value that might result from other alternatives reasonably available to the Company, including the alternative of remaining an independent company and pursuing the Company’s current strategic plan, sales of individual business lines, and other strategic or financial alternatives that might be undertaken as an independent company, in light of a number of factors, including the risks and uncertainties associated with those alternatives, and the administrative and compliance costs associated with operating the Company as a publicly traded company;

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the conclusion of the Transaction Committee that, after a thorough process, including extensive outreach to and negotiations with potential buyers, conducted at the direction of the Transaction Committee with the assistance of experienced independent legal and financial advisors, the Company obtained the best terms and highest price that Gentex or any other party is willing to pay for the Company and that further negotiations would have created a risk of causing Gentex to abandon the Merger altogether or materially delay the entry into definitive transaction agreements with respect to the Merger; and

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the review undertaken by the Transaction Committee of the Merger Agreement and the structure of the transactions contemplated thereby, including, among others, the specific financial and other terms and conditions set out below.

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Terms of Merger Agreement.   The terms of the Merger Agreement permitting the Company to receive unsolicited acquisition proposals that do not result from any breach of the non-solicitation obligations in the Merger Agreement, and the other terms and conditions of the Merger Agreement, including:

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the absence of a financing condition in the Merger Agreement;

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the Company’s ability, under circumstances specified in the Merger Agreement, to seek specific performance of Gentex’s obligation to cause the Merger to occur;

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the requirement that Gentex use its reasonable best efforts to obtain the regulatory approvals required to consummate the Merger, subject to and in accordance with the terms and conditions of the Merger Agreement;

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the likelihood and anticipated timing of completing the proposed Merger in light of the scope of the conditions to completion, including that there were no anticipated substantive issues expected in connection with the required regulatory approvals; and

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the Company’s ability to terminate the Merger Agreement in order to accept a superior proposal, subject to compliance with certain requirements in the Merger Agreement, including paying Gentex a termination fee of $7,500,000, which the Transaction Committee believes is reasonable in light of the benefit of the Merger to the Company’s stockholders, the size of such termination fee in similar transactions and the enterprise value of the Company.

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Terms of Voting Agreement.   The fact that the Supporting Stockholders (which include Ari Shalam and affiliates of John Shalam and Ari Shalam), who hold approximately 57% of the voting power of the Company Common Stock in the aggregate, have entered into a Voting Agreement, which provides for:

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the agreement of such parties to vote their shares of Company Common Stock in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, subject to and in accordance with the terms and conditions of the Voting Agreement; and

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the Voting Agreement to terminate in the event that the Merger Agreement is validly terminated in accordance with its terms, or if the Company Board makes an adverse recommendation change;

In its evaluation, the Transaction Committee did not consider the relationship between the Merger consideration of $7.50 per share and the prices at which the Company had repurchased shares of Class A Common Stock pursuant to its share repurchase programs over the last two years. If the Transaction Committee had considered these values, it would have noted that over the past two years, the price per share of the Company’s share repurchases of Class A Common Stock have ranged from $3.81 to $11.95, with a weighted average price per share over that period equal to $9.71 per share, which average is higher than the Merger consideration of $7.50 per share.
The Transaction Committee also did not consider the relationship between the Merger consideration of $7.50 per share and the prices at which Gentex purchased shares of Class A Common Stock over the last two years (excluding transactions prior to Gentex becoming an affiliate). During this period, Gentex made the following purchase of shares of Class A Common Stock:
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on October 6, 2023, Gentex entered into a Stock Purchase Agreement with affiliates of Beat Kahli (the “Kahli Sellers”), a director of the Company, pursuant to which Gentex agreed to purchase 3,137,500 shares of Class A Common Stock from the Kahli Sellers in two equal tranches, with the first and second tranches closing on October 6, 2023 and January 5, 2024, respectively, in each case for a $10.00 per share purchase price; and

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on August 23, 2024, Gentex entered into a second Stock Purchase Agreement with the Kahli Sellers pursuant to which, Gentex purchased 3,152,500 shares of Class A Common Stock from the Kahli affiliates on such date, at a purchase price of $5.00 per share.

If the Transaction Committee had considered these metrics, it would have noted that over the past two years, the price per share of the Class A Common Stock purchased by Gentex while an affiliate has ranged from $5.00 to $10.00, with an average price per share over that period equal to $7.49 per share, which is below the Merger consideration of $7.50 per share. The Transaction Committee did note that the Merger consideration represented a premium of 163% to the unaffected stock price, and a premium of 36% to Gentex’s original proposal of $5.50 a share on May 31, 2024.
Procedural Safeguards.   In evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, and making the decisions, determinations and recommendations described above, the Transaction Committee also considered, among other things, a number of procedural safeguards that they believed were and are present to ensure the fairness thereof and the transactions contemplated thereby, including the Merger, and to permit the Company Board (with Mr. Downing recused) to represent effectively the interests of the stockholders. These procedural safeguards include, among other things, the following, which are not intended to be exhaustive and are not presented in any relative order of importance:
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that the Transaction Committee was formed at the outset of the Company Board’s consideration of a potential transaction that might involve Gentex, at the beginning of the broad auction process to consider alternatives, and prior to consideration of the terms of the Merger Agreement;

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that the Transaction Committee retained and was advised by independent legal counsel and financial advisors;

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that prior to the entry into the Merger Agreement, the Transaction Committee engaged in a robust publicly-announced sales process, pursuant to which the Company solicited any proposal or offer that could constitute a potential transaction with respect to the Company, including a sale of the Company as a whole, or potentially the sale of one or more segments, as well as a Reverse Morris Trust transaction with a potential strategic bidder;

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that the Transaction Committee conducted extensive deliberations and met regularly over a period of approximately five months regarding its strategic review and auction process;

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that the members of the Transaction Committee are unaffiliated with Gentex, and are disinterested with respect to the transactions contemplated by the Merger Agreement, including the Merger, and had no financial interest in the Merger different from, or in addition to, the Disinterested Stockholders generally;

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that the Transaction Committee had exclusive authority to decide whether or not to proceed with a transaction or any alternative thereto, subject to the Company Board’s approval of any transaction;

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that the members of the Transaction Committee were aware that they had no obligation to recommend any transaction and also had the authority to reject any proposals made by Gentex or any other person;

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that the Transaction Committee made its evaluation of the Merger Agreement and the Merger based upon the factors identified and with the knowledge of Mr. Downing’s interests in the Merger;

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that the Transaction Committee, in consultation with its independent financial and legal advisors, conducted an extensive process, involving frequent and extensive deliberations and negotiations over a period of time, to consider:

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potential transactions and alternatives thereto, including engaging with potential counterparties; and

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the Merger Agreement and the transactions contemplated thereby, including the Merger; and in each case, each member of the Transaction Committee was actively engaged in that process on a regular basis and was provided with full access to the Company’s management and its advisors in connection with the evaluation process;

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the fact that the adoption and approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, require the approval of at least 66 and two-thirds percent of the outstanding voting stock of the Company which is not owned by Gentex, Merger Sub or their affiliates, as required by DGCL Section 203; and

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the availability of appraisal rights under the DGCL to holders of shares of Company Common Stock who do not vote in favor of the adoption of the Merger Agreement and comply with all of the required procedures under the DGCL, which provides those eligible stockholders with an opportunity to have a Delaware court determine the fair value of their shares.

In evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, and making the decisions, determinations and recommendations described above, the Transaction Committee also considered, among other things, certain countervailing factors, including the following uncertainties, risks and other potentially negative factors, which are not intended to be exhaustive and are not presented in any relative order of importance:
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the fact that the $7.50 per share consideration was below the $8.00 per share closing price of the Class A Common Stock on December 16, 2024, the last trading day before the Merger Agreement was entered into, although the Transaction Committee believed that the $8.00 per share price may have been influenced by market speculation regarding the amount of the per share price that may be paid in a strategic transaction, and did not reflect the business prospects of the Company;

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that, following the completion of the Merger, the Company will no longer continue as a public company and that the consummation of the Merger and receipt of the Merger consideration, while providing certainty of value to the Company’s stockholders, will not allow stockholders to participate in potential further growth in the Company’s assets, earnings or appreciation in value of the Company Common Stock, or to participate in any future dividends paid by the Company after the Merger;
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the risk that the transactions contemplated by the Merger Agreement, including the Merger, may not be consummated in a timely manner or at all, for a variety of reasons, and the consequences thereof, including (i) the potential loss of value to the Company’s stockholders, including the reduction of the trading price of the Class A Common Stock, (ii) the potential negative impact on the operations and prospects of the Company, including the risk of loss of key personnel, and (iii) the market’s and customers’ perception of the Company’s prospects could be adversely affected if such transactions were delayed or were not consummated;

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the possible effects of the pendency or consummation of the transactions contemplated by the Merger Agreement, including the potential for lawsuits, actions or proceedings in respect of the Merger Agreement or the transactions contemplated by the Merger Agreement, the risk of any loss or change in the relationship of the Company and its subsidiaries with their respective employees, agents, customers and other business relationships, and any possible effect on the Company’s ability to attract and retain key employees, including that certain key members of senior management might choose to terminate their employment prior to the completion of the Merger;

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the risk of incurring substantial expenses related to the Merger, including in connection with any litigation that may arise prior to the Merger or thereafter;

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that the Company’s directors, officers and employees have expended and will expend extensive efforts attempting to complete the transactions contemplated by the Merger Agreement, and such persons have experienced and will experience significant distractions from their work during the pendency of such transactions, and that the Company has incurred and will incur substantial costs in connection with such transactions, even if such transactions are not consummated;

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that the receipt of the Merger consideration in exchange for shares pursuant to the Merger Agreement will be a taxable transaction for U.S. federal income tax purposes;

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the possibility that the Company may be required to pay Gentex a termination fee of $7,500,000 under certain circumstances, including upon termination of the Merger Agreement to accept a superior proposal;

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that, if the Merger Agreement is terminated in connection with the Company’s entry into a definitive agreement with respect to a superior proposal, the Company supporting stockholders have not agreed to vote their shares in favor of such superior proposal;

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the understanding that some of the Company’s directors and executive officers (including Mr. Downing) may have certain interests in the Merger that may be different from, or in addition to, the interests of the Company’s stockholders generally; and

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the restrictions placed on the conduct of the Company’s business prior to the completion of the Merger pursuant to the terms of the Merger Agreement, which could delay or prevent the Company from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of the Company absent the pending completion of the Merger.

The Transaction Committee concluded that, overall, the potentially positive factors outweighed the uncertainties, risks and potentially negative factors relevant to the Merger Agreement and the transactions contemplated thereby, including the Merger. Accordingly, the Transaction Committee determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of, the Company and the Disinterested Stockholders.
In the course of evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, and making the decisions, determinations and recommendations described above, the Transaction Committee did not consider the liquidation value of the Company because it considered the Company to be a viable business on a go-forward basis, and as such considered determining a liquidation value to be impracticable given the significant execution risk and considerable stranded costs and severance involved in any breakup of the Company. Further, the Transaction Committee did not consider the Company’s net book value, which is an accounting concept, as a factor because it believes (i) that net book value is not a material indicator of the value of the Company, but rather is indicative of historical costs and (ii) net book value does not take into account the prospects of the Company, market conditions, trends in the industry in which the Company operates or the business risks inherent in that industry. The Company Board believes that the trading price of the Company Class A Common Stock represents the best available indicator of the Company’s value; and that to the extent the pre-Merger value was reflected in the unaffected stock price, the per share Merger consideration of $7.50 represented a premium to the unaffected stock price.
In addition, the Transaction Committee and the Company Board (other than Mr. Downing, who was recused) considered the value of the Company as a going concern by taking into account the value of the Company’s current and anticipated business, financial condition, results of operations, prospects and other forward-looking matters.
Accordingly, the Company Board (other than Mr. Downing, who was recused) recommends that you vote “FOR” the Merger Agreement proposal, to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger, at the Special Meeting.
The foregoing discussion is not exhaustive, but is intended to summarize the material information and factors considered by the Transaction Committee in their consideration of the Merger Agreement and the transactions contemplated thereby, including the Merger. The Transaction Committee reached the decision to approve the entry into the Merger Agreement and recommend its adoption and approval by the Company Board in light of the factors described above and other factors that the Transaction Committee believed were appropriate. In view of the variety of factors and the quality and amount of information considered, the Transaction Committee did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching their determinations. In addition, each of the members of the Transaction Committee may have given different weight to different factors. The Transaction Committee conducted an overall review of the factors described above, including through discussions with the Company’s management and the Transaction Committee’s legal and financial advisors, and considered the factors overall to be favorable to, and to support, their decisions, determinations and recommendations.
In considering the recommendation of the Company Board that the Company stockholders vote to approve the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal, the Company stockholders should be aware that executive officers and directors of the Company may have certain interests, including financial interests, in the Merger that may be different from, or in addition to, the interests of the Company stockholders generally. See “Interests of Executive Officers and Directors of the Company in the Merger.”
The foregoing discussion of the information and factors considered by the Transaction Committee and the Company Board is forward-looking in nature. This information should be read in light of the factors described in the section entitled “Cautionary Statement Concerning Forward-Looking Information.”
Opinion of Solomon Partners
At the request of the Transaction Committee, Solomon Partners delivered its oral opinion to the Transaction Committee, subsequently confirmed in writing by delivery of its written opinion to the Transaction Committee, that, as of December 17, 2024 and based upon and subject to the factors and assumptions set forth therein, the $7.50 in cash per share to be paid to the holders of shares of the Company Common Stock (other than the Excluded Holders (as defined in the opinion)), pursuant to the Merger Agreement, was fair from a financial point of view to such holders.
The full text of the written opinion of Solomon Partners, dated December 17, 2024, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Annex C and is incorporated into this proxy statement in its entirety. You are encouraged to read the opinion carefully and in its entirety. Solomon Partners provided its opinion for the information and assistance of the Transaction Committee in connection with its consideration of the Merger. The Solomon Partners opinion does not constitute a recommendation to any Company stockholder as to how any such Company stockholder should vote with respect to the Merger or act on any matter relating to the Merger or any other matter.
For purposes of its opinion, Solomon Partners:
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reviewed certain publicly available financial statements and other information of the Company;

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reviewed certain historical, internal financial statements and other financial and operating data for the Company prepared and provided to Solomon Partners by the management of the Company and approved for Solomon Partners’ use by the Transaction Committee, as more fully described in the section entitled “Special Factors — Certain Unaudited Prospective Financial Information” beginning on page 46 of this proxy statement;

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reviewed certain internal financial projections for the Company prepared and provided to Solomon Partners by the management of the Company and approved for Solomon Partners’ use by the Transaction Committee;

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discussed the past and current operations, financial condition and prospects of the Company with the management of the Company;

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reviewed the reported market prices and trading activity of shares of Class A Common Stock;

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compared the financial performance and condition of the Company and the reported prices and trading activity of shares of Class A Common Stock with that of certain other publicly traded companies that Solomon Partners deemed relevant;

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participated in certain discussions among management and other representatives of each of Gentex and the Company;

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reviewed a draft of the Merger Agreement dated December 17, 2024;

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reviewed publicly available information regarding the financial terms of certain transactions that Solomon Partners deemed relevant, in whole or in part, to the Merger; and

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performed such other analyses and reviewed such other material and information as Solomon Partners deemed appropriate.

Solomon Partners assumed and relied upon the accuracy and completeness of the information reviewed by it for the purposes of this opinion and did not assume any responsibility for independent verification of such information and relied on such information being complete and correct. Solomon Partners relied on assurances of the management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading in any respect material to Solomon Partners’ analysis or opinion. With respect to the financial projections for the Company, Solomon Partners assumed with the Transaction Committee’s consent that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company. Solomon Partners expressed no opinion as to these financial projections or the assumptions on which they were made. Solomon Partners did not conduct a physical inspection of the facilities or property of the Company. Solomon Partners did not assume any responsibility for or perform any independent valuation or appraisal of the assets or liabilities of the Company. Furthermore, Solomon Partners did not conduct any tax, accounting, legal or regulatory effects of the Merger or the transaction structure on any person or entity.
Solomon Partners assumed that the final form of the Agreement was substantially the same as the draft of the Agreement reviewed by it and that it did not vary in any respect material to Solomon Partners’ analysis or opinion. Solomon Partners assumed that the Merger would be consummated in accordance with the terms of the Agreement, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory or third-party approvals, consents, waivers and releases for the Merger, no delay, limitation, restriction or condition would be imposed or occur that would have an adverse effect on the Company or the contemplated benefits of the Merger or that otherwise would be in any respect material to Solomon Partners’ analysis or opinion. Solomon Partners further assumed that all representations and warranties set forth in the Agreement were and would be true and correct as of all the dates made or deemed made and that all parties to the Agreement will comply with all covenants of such parties thereunder.

Solomon Partners’ opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and other information made available to Solomon Partners as of December 17, 2024. Although subsequent developments may affect its opinion, Solomon Partners has no obligation to update, revise or reaffirm its opinion. In particular, Solomon Partners did not express any opinion as to the prices at which the shares of Company Common Stock may trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company, Gentex or the Merger, or as to impact of the Merger on the solvency or viability of the Company, Gentex or Merger Sub or the ability of the Company, Gentex or Merger Sub to pay their respective obligations when they come due. Furthermore, Solomon Partners’ opinion did not address the Company’s underlying business decision to undertake the Merger, and its opinion did not address the relative merits of the Merger as compared to any alternative transactions or business strategies that might be available to the Company. Solomon Partners’ opinion is limited to the fairness, from a financial point of view, to the holders (other than the Excluded Holders) of shares of Company Common Stock, as of the date of the Merger Agreement, of the Consideration to be paid to such holders pursuant to the Merger Agreement, and did not address any other aspect or implication of the Merger or any other agreement, arrangement or understanding entered into in connection with the Merger.
The following summarizes the significant financial analyses performed by Solomon Partners and provided to, and reviewed with, the Transaction Committee in connection with the delivery of Solomon Partners’ opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand Solomon Partners’ financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses.
Considering the data in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Solomon Partners’ financial analyses. The following summary, however, does not purport to be a complete description of the financial analyses performed by Solomon Partners, nor does the order of analyses described represent relative importance or weight given to those analyses by Solomon Partners. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before December 17, 2024, and is not necessarily indicative of current market conditions.
Selected Publicly Traded Companies Analysis
Solomon Partners reviewed and compared certain financial information for the Company to corresponding financial information for the following publicly traded corporations (collectively, the “Selected Companies”):
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Visteon Corporation;

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Bang & Olufsen A/S;

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Tokai Rika Co., LTD;

Although none of the Selected Companies were directly comparable to the Company, the Selected Companies included were chosen by Solomon Partners because they were publicly traded companies which engage in a similar business as the Company and with operations that, for purposes of this analysis, may be considered similar to certain operations of the Company.
Solomon Partners calculated and compared various financial multiples for the Selected Companies and the Company based on historical financial data from publicly available sources and forecasts from Wall Street research available as of December 16, 2024, for the Selected Companies.
With respect to the Selected Companies, Solomon Partners calculated the enterprise value (which represents the equity value plus book values of total debt, including preferred stock and minority interests, less cash and cash equivalents) (“EV”) as a multiple of equity research analysts’ median consensus estimated earnings before interest, tax, depreciation, amortization, (“EBITDA”) calendarized to the twelve-month period ending December 31, 2024 (“CY 2024E”). The table below summarizes the results of these calculations:

Selected Companies
EV as a Multiple of:			Median
CY 2024E EBITDA	Range:	2.6x – 5.0x	4.5x
Using the results of the above analysis, Solomon Partners applied the 2.6x to 5.0x range of EV / CY 2024E EBITDA multiples to the fiscal year 2025 budgeted EBITDA (“FY 2025B EBITDA”) adjusted to exclude non-recurring and extraordinary items (“Adjusted EBITDA”) of the Company, as provided to Solomon Partners by the Company in the December Forecasts (as such term is defined in “Special Factors — Certain Unaudited Prospective Financial Information”), to derive a range of implied enterprise values for the Company. Solomon Partners then subtracted net debt (calculated as $20.1 million of total debt outstanding plus $2.8 million of payments due upon a change-in-control less $3.1 million of cash as of October 31, 2024, as provided by the Company) to derive a range of negative implied equity values for the Company. The implied equity values were negative due to the Company’s net debt exceeding the implied enterprise value. When calculating the range of negative implied equity values for the Company, Solomon Partners did not include ($40.6 million) of negative non-controlling interest (as derived from the Company’s Form 10-Q for the period ending August 31, 2024).
Selected Precedent Transactions Analysis
Solomon Partners analyzed certain publicly available information relating to the following selected transactions in the automotive and premium audio industries (collectively, the “Selected Transactions”):
Target	Acquiror	Announcement Date
McGavigan Holdings Ltd.	CCL Industries Inc.	January 2022
Vehicle Safety Holding Corp.	VOXX International Corporation	February 2020
Pro Audio GmbH	Focusrite plc	July 2019
Harman International Industries, Inc.	Samsung Electronics Co., Ltd.	November 2016
Skullcandy, Inc.	Mill Road Capital II, L.P.	August 2016
Although none of the Selected Transactions is directly comparable to the Merger, the target companies in the Selected Transactions had operations that, for the purposes of analysis, may be considered similar to the Company’s operations and profile, and as such, for purposes of analysis, the Selected Transactions may be considered similar to the Merger. For each of the Selected Transactions, Solomon Partners calculated and compared the EV of the target company implied by the transaction as a multiple of the Adjusted EBITDA for the last twelve months at the time of the transaction announcement (“LTM Adjusted EBITDA Multiple”) of the target company, based on amounts disclosed in public filings, company press releases and other public sources. The following table presents the results of this analysis:
Selected Transactions Range:
Transaction Enterprise Value as a Multiple of:
LTM Adjusted EBITDA	5.5x – 11.8x
Based on Solomon Partners’ professional judgment and after taking into consideration, among other things, the observed data described above, Solomon Partners applied the range of EV / LTM Adjusted EBITDA Multiples of 5.5x to 11.8x to the FY 2025B Adjusted EBITDA of the Company (as provided in the December Forecasts), to derive a range of implied enterprise values for the Company. Solomon Partners applied the range of EV / LTM Adjusted EBITDA to the Company’s FY 2025B Adjusted EBITDA due to the Company having negative LTM EBITDA as of November 30, 2024 (as provided in the December Forecasts). Solomon Partners then subtracted the net debt (calculated as $20.1 million of total debt outstanding plus $2.8 million of payments due upon a change-in-control less $3.1 million of cash as of October 31, 2024, as provided by the Company) to derive a range of negative implied equity values for the Company. The implied equity values were negative due to the Company’s net debt exceeding the implied enterprise value. When calculating the range of negative implied equity values for the Company, Solomon Partners did not include ($40.6 million) of negative non-controlling interest (as derived from the Company’s Form 10-Q for the period ending August 31, 2024).

Other Factors
Solomon Partners noted for the Transaction Committee certain additional factors solely for informational purposes, including among other things, the following:
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Historical Share Trading Analysis.   Solomon Partners reviewed the historical trading prices for Class A Common Stock for the 52-week period ending December 16, 2024, which indicated a range of trading prices per share of $2.32 to $11.45.

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Sum-of-the-Parts Break-Up Sale Analysis.   A sum-of-the-parts break-up sale analysis reviews a business’ operating performance and potential sale value on a segment-by-segment basis to determine an implied market value for the enterprise as a whole. For the purpose of this analysis, Solomon Partners segmented the Company into the following segments:

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Premium Audio; and

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Automotive OEM, Automotive Aftermarket and German Accessories.

Solomon Partners determined the implied enterprise valuation ranges for each of these segments (“segment-level enterprise value”) based on market tests and discussions with Management and reflects the judgement and experience of Solomon Partners. Solomon Partners then added a range of illustrative corporate severance and transition / wind down costs to the combined implied segment-level enterprise value range. Solomon Partners then added the implied enterprise value range for the Company’s equity in the ASA Electronics joint venture and the implied enterprise value range for the Company’s equity in the BioCenturion LLC joint venture to calculate an implied enterprise value range for the Company as a whole. Based on this analysis, Solomon Partners calculated a low to mid to high implied per share price range for the Company’s common stock of $4.29 to $6.23 to $8.18. When calculating the per share price range for the Company’s common stock, Solomon Partners did not include ($40.6 million) of negative non-controlling interest (as derived from the Company’s Form 10-Q for the period ending August 31, 2024). In the course of this analysis, Solomon Partners did not consider any potential tax impact of a break-up sale and did not consider any potential risks including, but not limited to, execution risk, timing risk, stranded costs, uncertain future financial performance, buyer landscape, market sentiment, public disclosure and tax leakage.
Miscellaneous
In arriving at its opinion, Solomon Partners performed a variety of financial analyses, the material portions of which are summarized above. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Solomon Partners’ opinion. In arriving at its fairness determination, Solomon Partners considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Solomon Partners made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to the Company or the Merger.
Solomon Partners prepared these analyses to provide its opinion to the Transaction Committee as to the fairness from a financial point of view to the holders of shares of Company Common Stock (other than the Excluded Holders) of the Consideration to be paid to such holders pursuant to the Merger Agreement. These analyses do not purport to be appraisals, nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of the Company, Gentex, Solomon Partners or any other person assumes responsibility if future results are materially different from those forecasts.
The Per Share Merger Consideration was determined through arm’s-length negotiations between the Transaction Committee and Gentex and was approved by the Transaction Committee. Solomon Partners provided advice to the Transaction Committee during these negotiations. Solomon Partners did not, however, recommend any specific amount of consideration to the Company or the Transaction Committee or that any specific amount of consideration constituted the only appropriate consideration for the Merger.
As described above, Solomon Partners’ opinion to the Transaction Committee was one of many factors taken into consideration by the Transaction Committee in making its determination to approve the Merger Agreement. For a discussion of the factors that the Transaction Committee considered in determining to recommend the approval of the Merger Agreement, please see the section of this proxy statement entitled “Special Factors — Purpose and Reasons of the Company for the Merger; Recommendation of the Company Board and the Transaction Committee; Fairness of the Merger” beginning on page 29 of this proxy statement. The foregoing summary does not purport to be a complete description of the analyses performed by Solomon Partners in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Solomon Partners attached as Annex C.
Natixis, S.A. (“Natixis”), the holder of a majority of Solomon Partners’ outstanding voting equity, is, together with its affiliates, engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management, insurance, and other financial and non-financial activities and services for various persons and entities. Natixis, its affiliates, employees, and funds, and other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Gentex, or any of their respective affiliates and third parties, or any currency or commodity that may be involved in the Merger.
The Transaction Committee selected Solomon Partners as its financial advisor because it is a recognized financial advisory firm that has substantial experience in transactions similar to the Merger. Pursuant to an engagement letter, dated July 2, 2024, the Transaction Committee engaged Solomon Partners to act as its financial advisor in connection with the Merger. The engagement letter provides for a transaction fee that is estimated, based on the information available as of the date of announcement of the Merger Agreement, to consist of (i) $2.0 million, which was payable upon the delivery by Solomon Partners of its opinion, dated as of December 17, 2024, to the Transaction Committee; and (ii) approximately $2.4 million, which is contingent upon the closing of the Merger. In addition, the Company has agreed to reimburse Solomon Partners’ expenses and indemnify Solomon Partners against certain liabilities arising out of Solomon Partners’ engagement. Solomon Partners has not, during the two years prior to the date of its opinion provided any financial advisory services to the Company, Gentex or any of their respective affiliates for which it received payment, other than serving as financial advisor to the Company in connection with the Transaction. In the future, Solomon Partners, Natixis and their respective affiliates may provide financial advisory services to the Company, Gentex and/or their respective affiliates and may receive compensation for rendering such services.
Position of the Gentex Group as to the Fairness of the Merger
The Gentex Group, who are affiliates of the Company pursuant to Rule 13e-3 of the Exchange Act, are engaged in a “going private” transaction and, therefore, is required to express its beliefs as to the fairness of the Merger to the Unaffiliated Company Stockholders. The Gentex Group is making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. However, the view of the Gentex Group as to the fairness of the Merger should not be construed as a recommendation to any Company stockholder as to how that stockholder should vote on the proposal to adopt the Merger Agreement. The Gentex Group has interests in the Merger that are different from, and in addition to, those of the other stockholders of the Company.
•
The Gentex Group did not participate in the deliberations of the Company Board or the Transaction Committee regarding, and did not receive advice from the Company Board’s or the Transaction Committee’s legal or financial advisors as to, the fairness of the Merger. The director of the Company who was affiliated with the Gentex Group was excluded from all Company Board deliberations relating to the approval of the Merger Agreement, as discussed in the section of this proxy statement entitled “Special Factors — Background of the Merger” beginning on page 18 of this proxy statement. The Gentex Group has not performed, or engaged a financial advisor to perform, any valuation or other analysis for the purpose of assessing the fairness of the Merger to the Unaffiliated

Company Stockholders. However, based on the knowledge and analysis by the Gentex Group of available information regarding the Company, and the factors considered by, and the analysis and resulting conclusions of, the Gentex Group discussed in “Special Factors — Purpose and Reasons of the Gentex Group for the Merger” as well as the factors considered by, and the analysis and resulting conclusions of, the Company Board discussed in “Special Factors — Purpose and Reasons of the Company for the Merger; Recommendation of the Company Board and the Transaction Committee; Fairness of the Merger” beginning on page 29 of this proxy statement (which analysis and resulting conclusions the Gentex Group adopts), the Gentex Group believes that the Merger is substantively and procedurally fair to the Unaffiliated Company Stockholders. In particular, in arriving at its conclusion, the Gentex Group considered the following, which are not intended to be exhaustive and are not presented in any relative order of importance:
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the Per Share Merger Consideration of $7.50 per share was at a premium of 163% to the $2.85 closing price of the Class A Common Stock on August 26, 2024, the last trading day before the Company announced that the Company Board was reviewing the Company’s strategic alternatives (“unaffected stock price”), and a premium of 36% to Gentex’s original proposal of $5.50 a share on May 31, 2024;

•
the Class A Common Stock traded as low as $2.32 per share during the 52-week period prior to the Company’s entry into the Merger Agreement;

•
the Per Share Merger Consideration consists entirely of cash, which provides a degree of certainty of value and liquidity to the Disinterested Stockholders;

•
the Disinterested Stockholders will not be exposed to risks and uncertainties relating to the prospects of the Company following completion of the Merger;

•
the Transaction Committee unanimously determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, the Company and the Disinterested Stockholders, which term is inclusive of the Unaffiliated Company Stockholders;

•
the Company Board duly established the Transaction Committee, comprised solely of members unaffiliated with the Gentex Group, and delegated to it, to the fullest extent of the law, the full power and authority, among other things, to (i) review and evaluate the terms and conditions, and determine the advisability of a potential transaction with Gentex and any alternatives, (ii) negotiate the terms and conditions of a potential transaction with Gentex or an alternative transaction with any other person or entity and, if the Transaction Committee deems appropriate, recommend to the Company Board to approve or reject the potential transaction with Gentex or any alternative transaction on behalf of the Company, (iii) determine whether such proposed transaction or any alternative negotiated by the Transaction Committee is fair to, and in the best interests of, the Company and its stockholders, (iv) recommend to the full Company Board what action, if any, should be taken by the Company Board with respect to such proposed transaction or any alternative, and (v) retain consultants and agents, including independent legal counsel and independent financial advisors, as the Transaction Committee deems necessary or appropriate to perform such services and render such opinions or reports as may be necessary or appropriate in order for the Transaction Committee to discharge its duties;

•
each member of the Transaction Committee was actively engaged in that process on a regular basis and was provided with full access to the Company’s management and its advisors in connection with the evaluation process;

•
the Transaction Committee retained and was advised by independent legal counsel and a financial advisor;

•
the Transaction Committee made its evaluation of a potential acquisition of the Company by Gentex based upon the factors discussed in this proxy statement and with the full knowledge of the interests of Gentex in the transaction;

•
the recognition by the Transaction Committee that it had no obligation to recommend to the Company Board the approval of the Merger or any other transaction and had the authority to reject any proposals made;

•
the terms of the Merger Agreement (including the Per Share Merger Consideration) and the transactions contemplated by it, including the Merger, were extensively negotiated with the Company’s management, and were closely reviewed and scrutinized by the Transaction Committee;

•
the Transaction Committee received an opinion from Solomon Partners, dated December 17, 2024, as to the fairness, from a financial point of view and as of such date to the holders of the Company Common Stock (other than the Excluded Holders (as defined in the opinion)) of the Per Share Merger Consideration to be paid to such holders in connection with the Merger, which opinion was based upon and subject to the factors and assumptions set forth therein as more fully described in the section entitled “Special Factors — Opinion of Solomon Partners” beginning on page 36 of this proxy statement and which written opinion is attached to this proxy statement as Annex C, notwithstanding that the opinion of Solomon Partners was provided for the information and assistance of the Transaction Committee and the Gentex Group is not entitled to, and did not, rely on such opinion;

•
the Company’s ability to terminate the Merger Agreement in order to accept a superior proposal, subject to compliance with certain requirements in the Merger Agreement, including paying Gentex a termination fee of $7,500,000;

•
the fact that the Supporting Stockholders (which include Ari Shalam and affiliates of John Shalam and Ari Shalam), who hold approximately 57% of the voting power of the Company Common Stock in the aggregate and approximately 67.4% the voting power of the outstanding shares of Company Common Stock that is not held by Gentex, Merger Sub or their affiliates, have entered into a Voting Agreement, which provides for the agreement of such parties to vote their shares of Company Common Stock in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, subject to and in accordance with the terms and conditions of the Voting Agreement and the Voting Agreement to terminate in the event that the Merger Agreement is validly terminated in accordance with its terms, or if the Company Board makes an adverse recommendation change; and

•
the Merger and Merger Agreement were unanimously approved by the Company Board, (other than Mr. Downing, who recused himself) and the Company Board determined that entry into the Merger Agreement was in the best interests of the Company and its stockholders.

The Gentex Group also considered, among other things, certain countervailing factors, including the following uncertainties, risks and other potentially negative factors, which are not intended to be exhaustive and are not presented in any relative order of importance:
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the fact that the $7.50 per share consideration was below the $8.00 per share closing price of the Class A Common Stock on December 16, 2024, the last trading day before the Merger Agreement was executed;

•
the receipt of the Per Share Merger Consideration in exchange for shares pursuant to the Merger Agreement will be a taxable transaction for U.S. federal income tax purposes;

•
(i) the fact that the Disinterested Stockholders will not participate in any future earnings, growth or value realized and will not benefit from any potential sale of the Company or its assets to a third party in the future and (ii) the risk that the Merger might not be completed in a timely manner or at all;

•
the negative effect that the pendency of the Merger, or a failure to complete the Merger, could potentially have on the Company’s business and relationships with its employees, vendors and customers;

•
the possibility that the Company may be required to pay Gentex a termination fee of $7,500,000 under certain circumstances, including upon termination of the Merger Agreement to accept a superior proposal; and

•
subject to the terms and conditions of the Merger Agreement, the Company and its subsidiaries are restricted from soliciting, initiating, knowingly encouraging or knowingly facilitating any acquisition proposal or offer or inquiry that would reasonably be expected to lead to any acquisition proposal, or the making or consummation thereof.

The Gentex Group did not find it practicable to assign, nor did they assign, specific relative weights to the individual factors considered in reaching their conclusion as to fairness. Rather, the Gentex Group reached its position as to the fairness of the Merger after considering all of the foregoing as a whole. The Gentex Group also did not consider the liquidation value of the Company’s assets, and did not perform a liquidation analysis, because the Gentex Group considers the Company to be a viable going concern. Therefore, no appraisal of liquidation value was sought for purposes of valuing the shares of the Company Common Stock, and the Gentex Group believes that the liquidation value of the shares of the Company Common Stock is irrelevant to a determination as to whether the proposed Merger is fair to the Unaffiliated Company Stockholders. Further, the Gentex Group did not consider the Company’s net book value, which is an accounting concept, as a factor because the Gentex Group believes that net book value is not a material indicator of the value of the Company as a going concern, but rather is indicative of historical costs, and net book value does not take into account the prospects of the Company, market conditions, trends in the industry in which the Company operates or the business risks inherent in the industry. The Gentex Group did not establish, and did not consider, a going concern value for the Company as a public company to determine the fairness of the Per Share Merger Consideration to the Disinterested Stockholders because, following the Merger, the Company will have a significantly different capital structure. The Gentex Group was not aware of, and did not consider, any other offers made by any unaffiliated person during the past two years for (i) a merger or consolidation of the Company with another company, (ii) the sale or transfer of all or substantially all of the Company’s assets or (iii) the purchase of all or a substantial portion of the shares that would enable such person to exercise control of or significant influence over the Company.
Purpose and Reasons of the Gentex Group for the Merger
The Gentex Group, which are affiliates of the Company pursuant to Rule 13e-3 of the Exchange Act, are engaged in a “going private” transaction and, therefore, is required to express its beliefs as to the fairness of the Merger to the Unaffiliated Company Stockholders. The Gentex Group is making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. The Gentex Group believes that structuring the proposed transactions as a merger is preferable to other transaction structures because it (i) will enable Gentex to acquire all of the shares of Company Common Stock that it does not already own at the same time, (ii) will allow the Company to cease to be a publicly registered and reporting company, and (iii) represents an opportunity for the Disinterested Stockholders to receive the Per Share Merger Consideration in cash, without interest and less any applicable withholding taxes, subject to and in accordance with the terms and conditions of the Merger Agreement.
For the Gentex Group, the primary purpose of the Merger is to allow Gentex to own all of the equity interests in the Company and to bear the rewards and risks of such ownership after the Merger is completed and the shares of Class A Common Stock cease to be publicly traded. The Gentex Group believes that after the Merger is consummated, the Company should have greater operating flexibility and more efficient access to capital, which should support the Company’s long-term growth and profitability, including due to (i) the reduction in expenses resulting from the Company ceasing to be a public company, (ii) the ability of the Gentex Group to efficiently provide certain administrative functions to the Company, and (iii) as a subsidiary of Gentex and a private company, the Company will be able to improve its ability to execute initiatives that over time, will create additional enterprise value for the Company. If that happens, the Gentex Group (and not the Disinterested Stockholders) will benefit from any resulting increase in the value of the Company. Accordingly, the Gentex Group have decided to undertake to pursue the Merger at this time for the reasons described above. The Gentex Group believes that this, along with the Company’s existing business and potential future opportunities, will allow the Gentex Group’s investment in the Company to achieve returns consistent with its investment objectives, which are in some cases more difficult for a business to achieve as a public company due to the reporting and associated costs and burdens placed on public companies. The Gentex Group also believes that the management and employees of the Company will be able to execute more effectively on future strategic plans.
Plans for the Company After the Merger
Following completion of the Merger, Merger Sub will have been merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Gentex. The shares of Class A

Common Stock are currently listed on The Nasdaq Stock Market LLC and registered under the Exchange Act. Following completion of the Merger, there will be no further market for Class A Common Stock and, as promptly as practicable following the Effective Time and in compliance with applicable law, the Company’s Class A Common Stock will be delisted from The Nasdaq Stock Market LLC and deregistered under the Exchange Act.
The Gentex Group currently anticipates that the Company’s operations following completion of the Merger will initially be conducted substantially as they are currently being conducted (except that the Company will cease to be a public company and will instead be a wholly owned subsidiary of Gentex).
From and after the Effective Time, the officers of Merger Sub immediately prior to the Effective Time will be the officers of the Surviving Corporation, and the directors of Merger Sub immediately prior to the Effective Time will be the directors of the Surviving Corporation, in each case to hold office until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.
Certain Effects of the Merger
If the Merger Agreement is approved and adopted by the requisite votes of the Company stockholders and all other conditions to the Closing of the Merger are either satisfied or waived, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Gentex.
Treatment of the Shares of Company Common Stock
At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital stock of the Company, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares), will automatically be converted into the right to receive cash in the amount of $7.50 per share, without interest, less any required withholding taxes. At the Effective Time, (i) each share that will be converted into the right to receive cash will be cancelled and will cease to exist, and (ii) each Excluded Share held by Gentex, Merger Sub or the Company, or any of their respective subsidiaries, will be cancelled and will cease to exist, and no consideration will be payable therefor.
Treatment of Company RSU Awards
Company RSUs outstanding immediately before the Effective Time of the Merger, whether vested or unvested, will automatically vest (if unvested) and will be cancelled and converted into the right to receive a cash payment equal to the product of (i) the number of shares of Company Common Stock underlying such Company RSU multiplied by (ii) the Per Share Merger Consideration, less applicable withholding taxes.
Benefits of the Merger for the Disinterested Stockholders
The primary benefit of the Merger to the Disinterested Stockholders, other than the Excluded Holders, will be their right to receive the Per Share Merger Consideration of $7.50 per share in cash, without interest, in accordance with and subject to the terms and conditions set forth in the Merger Agreement, representing a premium of 163% over the unaffected closing Class A common stock price of $2.85 on August 26, 2024, the last trading day before the Company publicly announced that the Company Board was conducting an exploration of strategic alternatives in an effort to maximize stockholder value, as well as the public disclosure that Gentex had made an unsolicited proposal to acquire the Company at $5.50 per share of Company Common Stock. Additionally, such security holders will avoid the risk after the Merger of any possible decrease in our future earnings, growth or value.
Detriments of the Merger to the Disinterested Stockholders
The primary detriments of the Merger to the Disinterested Stockholders include the lack of an interest of such security holders in the potential future earnings, growth or value realized by the Company after the Merger.

Certain Effects of the Merger for Gentex
Following the Merger, all of the equity interests in the Company will be beneficially owned by Gentex. If the Merger is completed, Gentex will be the sole beneficiary of our future earnings and growth, if any, and they will be the only ones entitled to vote on corporate matters affecting the Company following the Merger.
The table below sets forth Gentex’s percentage ownership of the total number of outstanding shares of Company Common Stock assuming conversion of all shares of Class B Common Stock to Class A Common Stock, and the resulting interests in the Company’s net book value and net earnings of the Gentex Group prior to and immediately after the consummation of the Merger, based on the Company’s net book value as of November 30, 2024 and net earnings for the nine months ended November 30, 2024, as if the Merger were completed on such date:
	Prior to the Consummation of the Merger			After the Consummation of the Merger
$ in Thousands	% Ownership(1)	Net Book Value(2)	Net Loss	% Ownership	Net Book Value(2)	Net Loss
Gentex and its affiliates	28.7%	$58,707	$(16,602)	100%	$204,555	$(57,846)

(1)
Calculated based on 22,514,729 shares of Company Common Stock outstanding as of November 30, 2024 (consisting of the sum of 20,253,775 shares of Class A Common Stock and 2,260,954 shares of Class B Common Stock, which convert to Class A Common Stock on a one for one basis), and Gentex’s ownership of 6,463,808 shares of Class A Common Stock as of such date.

(2)
Net book value is calculated as Total stockholders’ equity plus Redeemable equity less Redeemable non-controlling interest. For additional information, see the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2024, filed with the SEC on February 7, 2025 and incorporated herein by reference.

Certain Effects on the Company if the Merger is Not Completed
If the Merger Agreement Proposal is not approved by the Company stockholders or if the Merger is not completed for any other reason, the Company stockholders and holders of Company RSUs will not receive any payment for their shares of Company Common Stock or their Company RSUs, respectively, in connection with the Merger. Instead, unless the Company is sold to a third party, the Company will remain an independent public company, and the shares of Company Common Stock will continue to be listed and traded on The Nasdaq Stock Market LLC, so long as the Company continues to meet the applicable listing requirements, and the Company RSUs will continue to be outstanding. In addition, if the Merger is not completed, the Company expects that management will operate the Company’s business in a manner similar to that in which it is being operated today and that the Company stockholders will continue to be subject to the same risks and opportunities to which they are currently subject. There is no assurance as to the effect of these risks and opportunities on the future value of your shares of Company Common Stock, including the risk that the market price of shares of Company Common Stock may decline to the extent that the current market price of shares of Class A Common Stock reflects a market assumption that the Merger will be completed.
Under certain circumstances, if the Merger is not completed, the Company would be required to pay Gentex a termination fee of $7,500,000 in cash. See “The Merger Agreement — Termination Fee.”
Certain Unaudited Prospective Financial Information
The Company does not, in the ordinary course, make public forecasts as to specific future performance or earnings due to, among other things, the inherent difficulty of predicting financial performance for future periods and the likelihood that the underlying assumptions and estimates may not be realized. In connection with the Company’s budgeting process, the Company makes internal current fiscal year forecasts as part of the Company’s planning and strategy for the year. Senior management of the Company has historically not prepared longer term forecasts or estimates and has limited experience preparing such information for longer than one year.

In connection with the Transaction Committee’s evaluation of potential strategic alternatives, the Company’s senior management, at the request of the Transaction Committee, provided certain non-public, unaudited prospective financial information for the Company, consisting of (a) the budgeted 2025 fiscal year forecast, as modified to exclude (i) the Company’s domestic accessory business and (ii) iris-based identity authentication solutions (the EyeLock business), which was contributed to a joint venture, BioCenturion LLC, and (b) a forecast for the 2026 fiscal year, excluding the EyeLock business and the domestic accessory business. The domestic accessory business (divested on August 30, 2024) and EyeLock business (contributed to the BioCenturion LLC joint venture on March 1, 2024) were excluded based on discussions with the Company’s senior management to determine the best way to present the financials of the Company on a comparable go-forward basis. These financial forecasts (the “August Forecasts”) incorporated preliminary results for the Company (excluding the two identified businesses) through June 30, 2024 and preliminary sales figures through July 2024. The August Forecasts were provided to Solomon Partners on August 15, 2024, and, with the Transaction Committee’s approval, later included in the Confidential Information Memorandum sent to bidders that had executed a non-disclosure agreement.
In October 2024, the Company’s senior management provided to Solomon Partners certain updated unaudited prospective financial information (the “October Forecasts”), including updated Company 2025 fiscal year budgeted amounts and 2026 fiscal year forecasts, which took into account Company performance through August 2024. The October Forecasts reflected downward-revised 2025 fiscal year budgeted amounts and 2026 fiscal year forecasts, based upon the Company’s preliminary results (excluding the two identified businesses) through August 31, 2024, which reflected lower than expected revenues and a lower-margin product mix, which resulted in part from (i) in the automotive electronics segment, a volume reductions in existing customer programs and termination of another, as well as continued decline in demand in the automotive segment and (ii) in the consumer electronics segment, a delayed launch of new products, a decrease in sales of premium party speakers, and reduction of sales due to the softening of the Chinese market. With the Transaction Committee’s approval, Solomon Partners subsequently shared the downward-revised October Forecasts with bidders.
In December 2024, the Company’s senior management provided Solomon Partners certain updated non-public, unaudited prospective financial information for the 2025 fiscal year, prepared in connection with the Company’s updated fiscal year 2025 budget (the “December Forecasts”, and collectively, with the August Forecasts and October Forecasts, the “Forecasts”) to reflect preliminary results of the Company through October 2024, preliminary sales figures through November 2024, and updated estimates on future months (in each case excluding the two identified businesses). The December Forecasts, consistent with the October Forecasts, reflected continued declines in the business due to lower than expected revenues and a lower-margin product mix, including, in part, as a result of a manufacturing slowdown at one of the Company’s manufacturing partner’s facilities, requiring the Company to obtain products from an alternative source with higher related costs and, further delayed product launches and continuing recessionary headwinds. Based upon the financial results, and the business headwinds described above, senior management, with the consent of the Transaction Committee, discontinued use of financial forecasts for fiscal year 2026, with the prior 2026 Forecasts considered no longer reliable in light of the business conditions affecting the 2025 fiscal year. With the Transaction Committee’s approval, Solomon Partners subsequently shared the further downward-revised December Forecasts with bidders, including Gentex.
The Forecasts were prepared by senior management at the direction of the Transaction Committee. In the view of the Company’s senior management, the Forecasts were prepared on a reasonable basis in connection with the Merger, reflected the best available estimates and judgments at the time of preparation and presented, to the best of the Company’s senior management’s belief, the reasonable forecasts of the future financial performance of the Company at the time of preparation.
The Forecasts were not prepared with a view toward public disclosure and, accordingly, do not necessarily comply with published guidelines of the SEC or established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information or GAAP. The Company’s independent registered public accounting firm has not compiled, examined, audited or performed any procedures with respect to the Forecasts, and has not expressed any opinion or any other form of assurance regarding this information or its achievability.

The tables below present summaries of the August Forecasts, the October Forecasts and the December Forecasts, as prepared by senior management and approved by the Transaction Committee in connection with its evaluation of potential strategic alternatives, and provided to Solomon Partners, and to bidders as indicated above, and as discussed in more detail in “Special Factors — Background of the Merger.” Additionally, with the permission of the Transaction Committee, Solomon Partners used and relied upon the December Forecasts in connection with its financial analyses and its opinion.
The Forecasts summarized in the tables below are included solely to provide the Company’s stockholders access to financial forecasts that were made available to the Transaction Committee, Solomon Partners and bidders (including Gentex) in connection with the proposed Merger, and are not included in this proxy statement to influence a Company stockholder’s decision whether to vote to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger, or for any other purpose.
The Forecasts summarized in the tables below, while presented with numerical specificity, were based on numerous variables and assumptions that involve judgments. The 2025 budgeted amounts included in the August Forecasts assumed (i) projected revenues from the launch of new products in the automotive and consumer electronics segments, and production for a significant order for a client’s purchase of new fleet vehicles, (ii) reduction in losses as a result of the disposition of the domestic accessories business, which was not profitable, and (iii) partial year cost savings from the relocation of the Company’s OEM manufacturing operations to Mexico from Florida and other initiatives for cost savings. The 2026 prospective financial information included in the August Forecasts assumed (i) increases in revenue resulting from greater product sales due to launch of new products and significant new projects for customers, (ii) a steady profit margin resulting from increased higher margin product sales, (iii) the full year benefit of the reduction in cost primarily achieved as a result of reduced expenses for OEM manufacturing in Mexico, and (iv) reduction in losses as a result of the disposition of the domestic accessories business, which was not profitable. In addition to these assumptions, future economic, competitive, regulatory and financial market conditions could have an impact, all of which are difficult or impossible to predict and many of which are beyond the Company’s control. Important factors that may affect actual results and the achievability of the Forecasts include, but are not limited to: the impact of certain macroeconomic events on the Company’s results of operations, supply chain issues and chip shortages, increasing interest rates, and any deterioration of the global business and economic environment as a result of these and other factors, and those risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2024, subsequent quarterly reports filed by the Company on Form 10-Q and subsequent current reports on Form 8-K filed by the Company. See also the section titled “Cautionary Statement Concerning Forward-Looking Information” in this proxy statement.
In addition, the Forecasts reflect assumptions that are subject to change and are susceptible to multiple interpretations based on actual results, revised prospects for the Company’s business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated when the Forecasts were prepared. Accordingly, actual results will differ, and may differ materially, from those contained in the Forecasts. In addition, the Forecasts do not take into account any circumstances, transactions or events occurring after the date on which the Forecasts were prepared and do not give effect to any changes or expenses incurred after the date on which they were made, including as a result of the Merger or any effects of the Merger. Except as required by law, the Company does not intend to update or otherwise revise the Forecasts to reflect circumstances existing after the date on which the Forecasts were prepared or to reflect the occurrence of future events, even in the event that any or all of the underlying assumptions are shown to be in error. The Forecasts are forward-looking statements that are inherently subject to significant uncertainties and contingencies, all of which are difficult to predict, and many of which are outside the Company’s control. There can be no assurance that the financial results in the Forecasts will be realized, or that future actual financial results will not materially vary from those estimated in the Forecasts.
Measures included in the Forecasts, EBITDA and Adjusted EBITDA are not calculated in accordance with GAAP. Such non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures and may be different from EBITDA and “adjusted EBITDA” or other similar non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in such measures, because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measure should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP. Financial measures provided to a financial advisor, a board or a committee and/or to bidders in connection with a business combination transaction are excluded from the SEC’s rules concerning non-GAAP financial measures and, therefore, are not subject to SEC rules regarding disclosures of non-GAAP financial measures in disclosures relating to a proposed business combination such as the Merger if the disclosure is included in a document such as this proxy statement, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not prepared or relied upon by the Transaction Committee in connection with its consideration of the Merger Agreement or by Solomon Partners for purposes of its financial analyses. Accordingly, the Company has not provided a reconciliation of any financial measures included in the Forecasts.
The Company calculates EBITDA as net income attributable to the Company, before interest expense and bank charges, interest income, taxes, and depreciation and amortization, and Adjusted EBITDA as net income attributable to the Company, before interest expense and bank charges, interest income, taxes, and depreciation and amortization, and is adjusted to exclude certain non-recurring and extraordinary items, including adjustments for stock-based compensation expense, gains on the sale of certain assets and businesses, foreign currency gains and losses, restructuring expenses, certain non-routine legal and other one-time professional fees and awards and certain other non-routine professional fees.
In light of the foregoing factors and the uncertainties inherent in the forecasts, the Company’s stockholders are cautioned not to place undue, if any, reliance on the forecasts.
The following table is a summary of the August Forecasts:
August Forecasts (in millions)	FY 2025	FY2026
Net Sales	$408.9	$480.6
Gross Profit	$122.2	$153.8
EBITDA	$32.3	$46.9
Adjusted EBITDA	$17.1	$47.0
The following table is a summary of the October Forecasts:
October Forecasts (in millions)	FY 2025	FY2026
Net Sales	$405.1	$478.6
Gross Profit	$116.2	$148.9
EBITDA	$31.4	$38.5
Adjusted EBITDA	$12.1	$39.2
The following table is a summary of the December Forecasts:
December Forecasts (in millions)	FY 2025
Net Sales	$375.9
Gross Profit	$103.7
EBITDA	$15.0
Adjusted EBITDA	$1.3
Interests of Executive Officers and Directors of the Company in the Merger
In considering the recommendations of the Company Board (other than Steven Downing, who recused himself) with respect to the Merger, Company stockholders should be aware that the executive officers and directors of the Company have certain interests in the Merger that may be different from, or in addition to, the interests of the Company stockholders generally. The Transaction Committee and the Company Board were aware of these interests and considered them, among other matters, in evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, and in making their recommendations. These interests are described below.
Ian Geise and Richard Maddia served as executive officers of the Company until August 31, 2024 and September 30, 2024, respectively, when their employment terminated. Additionally, Peter A. Lesser served as a director of the Company until July 20, 2023, when he did not stand for re-election at the Company’s annual meeting of stockholders. None of Messrs. Geise, Maddia or Lesser will receive any benefits or compensation in connection with the completion of the Merger.
Treatment of Equity Compensation Awards
At the Effective Time, the Company RSUs that are held by our executive officers and directors and are outstanding immediately before the Effective Time will automatically vest in full (if unvested) and will be cancelled and converted into the right to receive a cash payment equal to the product of (i) the number of shares of Company Common Stock underlying such Company RSU multiplied by (ii) the Per Share Merger Consideration, less applicable withholding taxes, with such payment to occur within two business days following the Effective Time (or at a later date if required to comply with Section 409A of the Code).
The following table sets forth for each of the Company’s executive officers and directors the number of shares of Class A Common Stock subject to his or her Company RSUs immediately prior to the Effective Time and the estimated value to be received in connection with the Closing and cancellation of and payment for such Company RSUs, which value was determined by multiplying the number of shares of Class A Common Stock subject to Company RSUs by the Per Share Merger Consideration. The number of shares of Class A Common Stock subject to Company RSUs assumes (i) the Effective Time occurred on March 1, 2025 (solely for the purposes of the table below), and (ii) the number of Company RSUs for Mr. John Shalam and the executive officers include Company RSU awards that may be granted prior to the Effective Time in the ordinary course following the completion of the Company’s 2025 fiscal year on February 28, 2025, which are included solely to provide an estimated value that such persons may receive in connection with the Closing and cancellation of their Company RSU awards, and are not necessarily indicative of the number of shares of Class A Common Stock that they will actually receive based upon the Company’s 2025 fiscal year performance. The number of shares of Class A Common Stock subject to awarded Company RSUs assumed for purposes of this table is, Mr. John Shalam: 3,000 shares, Mr. Lavelle: 6,667 shares (which amount represents the minimum amount of shares to be awarded to Mr. Lavelle for the 2025 fiscal year pursuant to the terms of his employment agreement), Ms. Shelton: 3,667 shares, Mr. Stoehr: 1,167 shares, Mr. Jacobs: 3,333 shares, and Mr. Mas: 1,833 shares. Except as provided in the immediately preceding sentence, the number of shares of Class A Common Stock to be subject to Company RSUs for each executive officer and director at the Effective Time was equal to the number of Company RSUs that were outstanding as of February 4, 2025, the latest practicable date to determine such amounts before the filing of this proxy statement.
None of our current executive officers or directors hold any options to acquire shares of Company Common Stock. For information regarding the number of shares of Company Common Stock held by the Company’s executive officers and directors, see the section titled “Other Important Information Regarding the Company — Security Ownership of Certain Beneficial Owners and Management.”
Name	Number of Shares of Company Common Stock Subject to Company RSU Awards	Value ($)
John J. Shalam	165,132	1,238,490
Ari M. Shalam	10,000	75,000
Beat Kahli	—	—
Patrick M. Lavelle	220,854	1,656,405
Denise Waund Gibson	10,000	75,000
John Adamovich, Jr.	10,000	75,000
Steven Downing	—	—

Name	Number of Shares of Company Common Stock Subject to Company RSU Awards	Value ($)
Loriann Shelton	106,348	797,610
Charles M. Stoehr	93,654	702,405
T. Paul Jacobs	131,887	989,153
Ed Mas	36,027	270,203
Janine Russo	—	—
Ian Geise	—	—
Richard Maddia	—	—
Peter A. Lesser	—	—
Total	783,902	5,879,266
Transaction Committee Compensation
Based upon the amount of work undertaken by the Transaction Committee from its formation in June 2024 through the date of signing of the Merger Agreement, the Company Board, at the recommendation of the Compensation Committee, approved payment of additional compensation to the members of the Transaction Committee. John Adamovich, the Chairman of the Transaction Committee was paid a fee of $100,000, and each of the other non-employee committee members, consisting of Denise Gibson, Ari Shalam and John Shalam, were paid a fee of $50,000. Patrick M. Lavelle, the Company’s Chief Executive Officer, did not receive any additional compensation for his service on the Transaction Committee.
The Compensation Committee and the Company Board may determine to pay additional compensation to the non-employee members of the Transaction Committee based upon an assessment of the level of work conducted by the Transaction Committee between the date of the Merger Agreement and the Closing Date.
Indemnification; Directors’ and Officers’ Insurance
Pursuant to the Merger Agreement, from and after the Effective Time, the Surviving Corporation will indemnify certain persons, including the Company’s directors and executive officers, for certain matters. In addition, for a period of six years from the Effective Time, the Surviving Corporation will maintain a directors and officers’ liability insurance policy for the benefit of certain persons, including the Company’s directors and executive officers.
Change in Control and Severance Benefit Arrangements with Executive Officers
Four of our executive officers have employment agreements that provide them with benefits in the event of a qualifying termination. These executive officers are Patrick M. Lavelle, Loriann Shelton, Charles M. Stoehr and T. Paul Jacobs, who we refer to as our executive officers for this discussion. Ed Mas and Janine Russo do not have employment agreements with the Company that provide them with benefits in the event of a qualifying termination. Ian Geise, our former President of VOXX Accessories Corp., and Richard Maddia, our former Vice President of Management Information Systems, are not currently executive officers as their employment was terminated on August 31, 2024 and September 30, 2024, respectively, and they will not receive any benefits in connection with the completion of the Merger.
Below is a summary of the benefits that these executive officers may be entitled to pursuant to their employment agreements in connection with the Merger, including upon their qualifying termination. A “qualifying termination” includes a termination of employment without cause by the Company or its affiliate, or a good reason resignation by the executive officer, in each case as such terms are defined in the executive officer’s employment agreement. “Good reason” generally includes changes in the executive’s employment terms. In addition, for Mr. Stoehr, a resignation for good reason includes a resignation for any reason within 12 months following the occurrence of a change in control transaction (such as the Merger). Mr. Stoehr is also entitled to severance benefits upon his voluntary retirement at any time. For Mr. Lavelle, a resignation for good reason also includes a resignation for any reason on the 180th day after the occurrence of a change in control transaction (such as the Merger), and for Ms. Shelton a resignation for good reason includes a resignation for any reason, so long as she gives 180 days’ advance written notice of her resignation; provided, that if the Merger has not closed by March 1, 2025, then Ms. Shelton shall be required to give only 90 days’ advanced written notice.
The below summary does not discuss treatment of vested or unvested Company RSUs in connection with a qualifying termination or change of control, as provided in the employment agreements of certain executive officers, since all Company RSUs (including those held by Messrs. Jacobs and Mas) will be cancelled and converted into the right to receive a cash payment pursuant to the Merger Agreement. See the section captioned “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger — Treatment of Equity Compensation Awards” for additional information regarding the cancellation and cash payments for the Company RSUs.
Transaction Bonus.   Upon the Closing, Ms. Shelton shall be entitled to a lump sum payment of $550,000 so long as Ms. Shelton remains employed by the Company at the time of Closing. If the Merger is not completed, and no other change in control transaction is pending, such that Ms. Shelton would not be entitled to her $550,000 transaction bonus or the severance benefits upon a qualifying termination, Ms. Shelton will be entitled to receive a lump sum payment equal to $300,000 upon death, termination due to disability, resignation for good reason (provided that Ms. Shelton’s resignation for good reason is not triggered by the occurrence of a change of control) or expiration of the term.
Annual Bonus.   In connection with a qualifying termination, each of Mr. Lavelle, Ms. Shelton and Mr. Stoehr will be entitled under the terms of their employment agreements to receive a pro-rated bonus for the year of termination, based upon the portion of the year employed. Mr. Lavelle and Ms. Shelton’s pro-rated bonus will be based upon the amount of the Lavelle Average Bonus and Shelton Average Bonus (as defined below), respectively, and Mr. Stoehr’s bonus shall be determined based upon the discretionary annual cash bonus that would have been paid for the year of termination.
Severance Payments.   The executive officers are entitled to receive severance payments in the amounts, and for the periods, set out below in the event of a qualifying termination:
•
for Mr. Lavelle, the sum of (i) $2,000,000 and (ii) the average amount of his annual cash bonus for the prior two completed fiscal years preceding the date of termination (the “Lavelle Average Bonus”), with such aggregate amount to be paid in 24 equal monthly installments;

•
for Ms. Shelton, the sum of (i) $550,000 and (ii) the average of the two highest annual cash bonuses awarded or to be awarded during the period commencing March 1, 2019 and ending on the fifth anniversary thereof (the “Shelton Average Bonus”), with such aggregate amount to be paid in 12 equal monthly installments;

•
for Mr. Stoehr, $400,000, paid in equal installments on a monthly basis for a one-year period; and

•
for Mr. Jacobs, an amount equal to (i) $500,000, plus (ii) the average amount of his annual bonus for the prior two completed fiscal years preceding the date of termination, with such aggregate amount to be paid in 12 equal monthly installments.

Put Option.   Mr. Jacobs’s employment agreement provides for a put option for Mr. Jacobs that may be exercised once every 60 months. Upon exercise, Mr. Jacobs is entitled to receive a lump sum payment of up to 80% of 1.6% of the aggregate cumulative after-tax net profit or loss of Premium Audio Company LLC and its subsidiaries, which amount bears interest at the same annual rate that the Company pays its lead bank. Upon termination of employment, Mr. Jacobs will receive a payment of any unpaid credited amount (the “Put Price”).
Additional Benefits.   The executive officers shall be entitled to the following additional health and welfare benefits for the periods specified below in the event of a qualifying termination:
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continuation of life insurance coverage for a two-year period for Mr. Lavelle, and a one-year period for each of Ms. Shelton and Mr. Stoehr, with such executive officer to be transferred the policy at the end of the period;

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continuation of medical, disability and other health insurance coverage for Messrs. Lavelle and Stoehr and Ms. Shelton at the same out-of-pocket cost to the executive as in effect on the date of the qualifying termination, with Mr. Lavelle to receive such benefit for a two-year period and Mr. Stoehr and Ms. Shelton to receive such benefit for a one-year period, or with respect to Messrs. Lavelle and Stoehr and Ms. Shelton, until the date such executive officer begins to participate in a new employer’s insurance plans, if earlier; and

•
employer-paid disability and health insurance for Mr. Jacobs for a one-year period.

With the exception of the transaction bonus payable to Ms. Shelton and the payment of the Put Price to Mr. Jacobs, payment of the above benefits is contingent upon execution and non-revocation of mutual releases by the Company and Messrs. Lavelle and Stoehr and Ms. Shelton, as applicable, and upon the execution and non-revocation of a release in favor of the Company by Mr. Jacobs. The employment agreements with Ms. Shelton and Mr. Stoehr include non-competition and non-solicitation covenants for one year after employment termination, and the employment agreement with Mr. Lavelle includes a non-competition and non-solicitation covenant for two years after employment termination. The employment agreement with Mr. Jacobs contains a non-competition and customer non-solicitation covenant for one year after employment termination and an employee non-solicitation covenant for two years after employment termination.
The quantification of the value of the severance payments and benefits under the employment agreements described above that would be payable to the Company’s named executive officers in the event of a qualifying termination following the Merger is set forth below.
Golden Parachute Compensation
The following table sets forth the information required by Item 402(t) of Regulation S-K regarding certain compensation for each of the Company’s named executive officers that is based on, or that otherwise relates to, the Merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section such term is used to describe the Merger-related compensation that may become payable to the Company’s named executive officers. For additional details regarding the terms of the payments quantified below, see the section of this proxy statement captioned “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger.”
The amounts in the table are estimated using the following assumptions and such additional assumptions as may be set forth in the footnotes to the table:
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that the Effective Time of the Merger is on March 1, 2025 (which is the assumed Closing Date solely for purposes of this golden parachute compensation disclosure);

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that each named executive officer will have a qualifying termination of his or her employment at the Effective Time that results in severance benefits becoming payable under his or her respective employment agreement, as described in “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger — Change in Control and Severance Benefit Arrangements with Executive Officers”; and

•
that the equity-based awards that are outstanding as of February 4, 2025 are the awards outstanding as of the Effective Time, except that the number of shares of Class A Common Stock that may be granted to such named executive officers as provided for under the section captioned “Special Factors —  Interests of Executive Officers and Directors of the Company in the Merger — Treatment of Equity Compensation Awards” are also deemed to be outstanding as of the Effective Time.

The amounts reported below are estimates based on these and other assumptions that may or may not actually occur. Accordingly, the actual values to be received by a named executive officer in connection with the Merger may differ from the amounts set forth below. The Company’s named executive officers will not receive pension or non-qualified deferred compensation enhancements or tax reimbursements in connection with a qualifying termination. As required by applicable SEC rules, all amounts below that are determined using the per share value of Company Common Stock have been calculated utilizing an amount equal to the Per Share Merger Consideration. The employment agreements with Ms. Shelton and Mr. Stoehr include non-competition and non-solicitation covenants for one year after employment termination, and the employment agreement with Mr. Lavelle includes a non-competition and non-solicitation covenant for two years after employment termination. The employment agreement with Mr. Jacobs contains a non-competition and customer non-solicitation covenant for one year after employment termination and an employee non-solicitation covenant for two years after employment termination.
Ian Geise’s employment with the Company terminated on August 31, 2024. He will not receive any benefits in connection with the completion of the Merger.
Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)
Patrick M. Lavelle	2,042,976	1,656,405	23,797	3,723,178
Loriann Shelton	1,423,436	797,610	25,021	2,246,067
Charles M. Stoehr	400,000	702,405	23,051	1,125,456
Paul Jacobs	982,023	989,153	33,368	2,004,544
John J. Shalam(4)	—	1,238,490	—	1,238,490

(1)
The estimated amount for each named executive officer represents the cash payments to which the executive may become entitled under his or her employment agreement, contingent on execution of a release (except for the amount payable to Ms. Shelton for the transaction bonus and to Mr. Jacobs for the Put Option). The estimated amount of each payment is determined as follows:

•
For Mr. Lavelle, the amount represents cash severance payable by the Company upon a qualifying termination of employment by the Company without cause at any time following the Merger or upon Mr. Lavelle’s resignation for good reason on the 180th day following the Merger. Such amount is equal to the sum of (i) $2,000,000 in cash severance and (ii) $42,976, representing the Lavelle Average Bonus, which aggregate amount would be paid by the Company in 24 equal monthly installments. These payments are considered to be “double-trigger” and will only be paid upon a qualifying termination. In connection with a qualifying termination, Mr. Lavelle is entitled under the terms of his employment agreement to receive a pro-rated bonus for the year of termination for the portion of the year employed based upon the amount of the Lavelle Average Bonus. However, Mr. Lavelle would not be entitled to a pro-rated bonus if his qualifying termination occurred on March 1, 2025, because that is the beginning of the Company’s fiscal year.

•
For Ms. Shelton, such amount is equal to the sum of (i) $550,000 transaction bonus payable in a lump sum, (ii) (A) $550,000 in base salary continuation, and (B) $323,436, representing the Shelton Average Bonus. The $550,000 transaction bonus in clause (i) is considered to be “single-trigger” and will become payable upon the occurrence of a change in control, such as the Merger (assuming Ms. Shelton remains employed through the closing of the Merger). The aggregate amount in clause (ii) would be paid by the Company in 12 equal monthly installments upon a qualifying termination of employment by the Company without cause or upon Ms. Shelton’s resignation for good reason at any time following the Merger and is considered to be “double-trigger” and paid only upon a qualifying termination. In connection with a qualifying termination, Ms. Shelton will be entitled under the terms of her employment agreement to receive a pro-rated bonus for the year of termination for the portion of the year employed based upon the Shelton Average Bonus. However, Ms. Shelton would not be entitled to a pro-rated bonus if her qualifying termination occurred on March 1, 2025, because that is the beginning of the Company’s fiscal year.

•
For Mr. Stoehr, the amount represents cash severance payable by the Company upon a qualifying termination of employment by the Company without cause at any time following the Merger or upon Mr. Stoehr’s resignation for good reason within 12 months following the Merger. Such amount is equal to $400,000 in cash severance, which amount would be paid by the Company in 12 equal monthly installments. These payments are considered to be “double-trigger” and will only be paid upon a qualifying termination. In connection with a qualifying termination, Mr. Stoehr will be entitled under the terms of his employment agreement to receive a pro-rated bonus for the year of termination for the portion of the year employed, which shall be determined based upon the discretionary annual cash bonus that would have been paid for the year of termination. However, Mr. Stoehr would not be entitled to a pro-rated bonus if his qualifying termination occurred on March 1, 2025, because that is the beginning of the Company’s fiscal year.
•
For Mr. Jacobs, such amount is equal to the sum of (i) (A) $500,000 in base salary continuation, and (B) $57,023, representing the average amount of his annual bonus over the prior two fiscal years, which aggregate amount would be paid by the Company’s subsidiary, Klipsh Group, Inc. in 12 equal monthly installments, and (ii) $425,000, representing the Put Price, which amount shall be paid promptly by Klipsch Group, Inc. in one lump sum payment following his termination of employment for any reason following the Merger. The amount under clause (i) represents cash severance payable upon a qualifying termination of employment by Klipsch Group, Inc. without cause at any time following the Merger or upon Mr. Jacobs’s resignation for good reason at any time following the Merger, and the amount under clause (ii) representing the Put Option is payable upon a termination of employment for any reason at any time following the Merger. These payments are considered to be “double-trigger” and will only be paid upon a qualifying termination.

(2)
Pursuant to the terms of the Merger Agreement, unvested Company RSUs outstanding immediately before the Effective Time will automatically vest in full (if unvested) and will be cancelled and converted into the right to receive a cash payment equal to the product of (i) the number of shares of Class A Common Stock underlying such Company RSUs multiplied by (ii) the Per Share Merger Consideration, less applicable withholding taxes. The cancellation of the Company RSUs and payment of consideration therefore is a single trigger benefit, in that no termination will be required for the named executive officer to receive such benefit. The estimated amount for each named executive officer represents the value of outstanding Company RSUs that will be cancelled and converted into a cash payment (including both vested and unvested outstanding Company RSUs), and is inclusive of the value of Company RSUs that may be granted prior to the Effective Time in the ordinary course following the completion of the Company’s fiscal year, which are included solely to provide an estimated value that such persons may receive in connection with the Closing and cancellation of their Company RSU awards, and are not necessarily indicative of the number of shares of Class A Common Stock that they will actually receive based upon the Company’s 2025 fiscal year performance (see the section captioned “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger — Treatment of Equity Compensation Awards” assumed for each named executive officer, which amount is consistent for the purposes of the Golden Parachute Compensation table. The number of Company RSUs held by each named executive officer for purposes of this table are as follows: (i) 220,854 Company RSUs for Mr. Lavelle (of which, 6,667 Company RSUs are unvested), (ii) 106,348 Company RSUs for Ms. Shelton (of which, 24,836 Company RSUs are unvested), (iii) 93,654 Company RSUs for Mr. Stoehr (of which, 19,294 Company RSUs are unvested), (iv) 131,887 Company RSUs for Mr. Jacobs (of which, 27,436 Company RSUs are unvested), and (v) 165,132 Company RSUs for Mr. Shalam (of which, 25,912 Company RSUs are unvested), in each case multiplied by the Per Share Merger Consideration, and the related cash payment will be made by the Company within two business days following the Effective Time (or at a later day if required to comply with Section 409A of the Code). See the section captioned “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger — Treatment of Equity Compensation Awards” for additional information regarding the cancellation of and cash payment for the Company RSUs.

(3)
The estimated amounts include (i) for Mr. Lavelle, Ms. Shelton and Mr. Stoehr the continuation of life insurance coverage, with an estimated value of $2,086, $1,356 and $1,043, respectively, and, (ii) for each of Mr. Lavelle, Ms. Shelton, Mr. Stoehr and Mr. Jacobs, the continuation of medical and disability coverage, with an estimated value of $21,711, $23,665, $22,008 and $33,368, respectively. These benefit values are provided for two years’ coverage for Mr. Lavelle, and one year for each of the other named executive officers. The death benefit under the life insurance policies is $275,000 for Mr. Lavelle, $357,500 for Ms. Shelton and $275,000 for Mr. Stoehr. The amounts in this column will be paid in monthly installments by Klipsch Group, Inc. in the case of Mr. Jacobs and by the Company in the case of all other named executive officers upon (a) a termination without cause that occurs at any time following the Merger or (b) a resignation for good reason by each of the named executive officer as follows: (i) for Mr. Lavelle, on the 180th day following the Merger; (ii) for Ms. Shelton, at any time upon 180 days’ advance written notice, (iii) for Mr. Stoehr, within 12 months following the Merger; and

(iv) for Mr. Jacobs, at any time following the Merger. These benefits are contingent on the named executive officers executing a release and are considered to be “double-trigger” and will only be paid upon a qualifying termination.
(4)
Mr. John J. Shalam is not an executive officer, does not have an employment agreement with the Company, and will not receive any benefits as a former employee or in his capacity as a director other than (i) the cash payment for his outstanding Company RSUs in accordance with the terms of the Merger Agreement, and (ii) the payment for his service on the Transaction Committee discussed in the section captioned “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger — Transaction Committee Compensation,” which payment is not contingent upon the closing of the Merger.

Employment Arrangements Following the Merger
As of the date of this proxy statement, none of the Company’s executive officers has (i) reached an understanding on potential employment or other retention terms with the Surviving Corporation, or with Gentex or Merger Sub (or any of their respective affiliates) or (ii) entered into any definitive agreements or arrangements regarding employment or other retention with the Surviving Corporation or with Gentex or Merger Sub (or any of their respective affiliates) to be effective following the consummation of the Merger. However, prior to the Effective Time, Gentex or Merger Sub (or their respective affiliates) may have discussions with certain of the Company’s executive officers regarding employment or other retention terms and may enter into definitive agreements regarding employment, retention, or the right to participate in the equity plans of Gentex in connection with the Merger. Any such agreements will not increase or decrease the Per Share Merger Consideration paid to the Company’s stockholders in the Merger.
Intent of the Directors and Executive Officers to Vote in Favor of the Merger
As of the Record Date, directors and executive officers of the Company, as a group, owned and were entitled to vote 2,649,895 shares of Class A common stock and 2,183,086 shares of Class B common stock or approximately 57.1% of the total voting power of the outstanding shares of Company Common Stock. The Company currently expects that these directors and executive officers will vote their shares in favor of the Merger Agreement Proposal and each of the other proposals described in this proxy statement, although none of them are obligated to do so other than John Shalam and Ari Shalam, pursuant to the terms of the Voting Agreement. See the section titled “Special Factors — Voting and Support Agreement.” For purposes of clarity, the shares of Company Common Stock owned and entitled to be voted by all directors and executive officers (i) will be included in determining whether the Merger Agreement has been approved by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL, and the other proposals, and (ii) with the exception of the shares of Class A Common Stock owned by Mr. Downing, will be included in determining whether the Merger Agreement has been approved by the affirmative vote of the holders of at least 66 and two-thirds percent of the voting power of the outstanding shares of Company Common Stock that is not held by Gentex, Merger Sub or their affiliates, including Mr. Downing.
In the event that the Merger Agreement is terminated in accordance with its terms, or if the Company Board or Transaction Committee takes certain actions constituting an adverse recommendation change with respect to its recommendation that stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger, then the Voting Agreement will terminate, and the Supporting Stockholders will be released from their obligations under the Voting Agreement, including the obligation to vote in favor of the Agreement and Plan of Merger.
Intent of the Gentex Group to Vote in Favor of the Merger
Gentex holds approximately 15.1% of the voting power of the Company. Pursuant to the Merger Agreement, Gentex is obligated to vote or cause to be voted any shares of Company Common Stock owned by it or any of its subsidiaries in favor of the adoption of the Merger Agreement at the special meeting and at all postponements, recesses or adjournments thereof. See “Merger Agreement — Gentex Vote.”

Material U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of material U.S. federal income tax consequences of the Merger to U.S. Holders and Non-U.S. Holders (each, as defined below) of the shares of Company Common Stock. This summary is general in nature and does not discuss all aspects of U.S. federal income taxation that may be relevant to a holder of the shares of Company Common Stock in light of their particular circumstances. This discussion is based on the Code, the Treasury regulations promulgated under the Code, judicial authority, published administrative positions of the Internal Revenue Service (the “IRS”), and other applicable authorities, all as in effect as of the date of this proxy statement, and all of which are subject to change or differing interpretations at any time, with possible retroactive effect. We have not sought, and do not intend to seek, any ruling from the IRS with respect to the statements made and the conclusions reached in the following discussion, and no assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation. This discussion does not describe any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction and does not consider any aspects of U.S. federal tax law other than income taxation, nor does it address any aspects of the unearned income Medicare contribution tax. In addition, this discussion only applies to the shares of Company Common Stock that are held as a capital asset (generally, property held for investment) within the meaning of Section 1221 of the Code and does not address tax considerations applicable to any holder of the shares of Company Common Stock that may be subject to special treatment under U.S. federal income tax law, including:
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a bank or other financial institution;

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a tax-exempt organization;

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a retirement plan or other tax-deferred account;

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an S corporation or other pass-through entity (or an investor in an S corporation or other pass-through entity);

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an insurance company;

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a mutual fund;

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a regulated investment company or real estate investment trust;

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a dealer or broker in commodities, stocks, securities or in currencies;

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a dealer or trader in securities that elects mark-to-market treatment;

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a controlled foreign corporation;

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a passive foreign investment company;

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a stockholder that owns, or has owned, actually or constructively, more than 5% of the shares of Company Common Stock;

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a stockholder subject to the alternative minimum tax provisions of the Code;

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a stockholder that received the shares of Company Common Stock through the exercise of an employee stock option, through a tax qualified retirement plan or otherwise as compensation;

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a person that has a functional currency other than the U.S. dollar;

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a person that is required to report income no later than when such income is reported in an “applicable financial statement”;

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a person that holds the shares of Company Common Stock as part of a hedge, straddle, constructive sale, conversion or other integrated transaction;

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a stockholder that is not exchanging its shares of Company Common Stock for cash pursuant to the Merger; and

•
certain former U.S. citizens or long-term residents.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds the shares of Company Common Stock, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partner and the partnership. Any such partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes), and any partners thereof, that hold the shares of Company Common Stock should consult their own tax advisors regarding the tax consequences of exchanging the shares of Company Common Stock pursuant to the Merger. In addition, holders of shares of Company Common Stock who are not U.S. Holders may be subject to different tax consequences than those described below and are urged to consult their tax advisors regarding their tax treatment under U.S. and non-U.S. tax laws.
The following summary is for general informational purposes only and is not a substitute for careful tax planning and advice. Holders of shares of Company Common Stock are urged to consult their own tax advisor with respect to the specific tax consequences to them of the Merger in light of their own particular circumstances, including U.S. federal estate, gift and other non-income tax consequences, and tax consequences under state, local and non-U.S. tax laws.
U.S. Holders
The following is a summary of the material U.S. federal income tax consequences of the Merger that will apply to U.S. Holders. For purposes of this discussion, the term U.S. Holder refers to a beneficial owner of the shares of Company Common Stock that is, for U.S. federal income tax purposes:
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an individual who is a citizen or resident in the United States;

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a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or (ii) the trust has validly elected to be treated as a “United States person” under applicable Treasury regulations.

Exchange of the Shares of Company Common Stock for Cash Pursuant to the Merger Agreement.   The exchange of the shares of Company Common Stock by a U.S. Holder for cash in the Merger will generally be a taxable transaction for U.S. federal income tax purposes. A U.S. Holder will generally recognize gain or loss equal to the difference, if any, between the amount of cash received in the Merger and the holder’s adjusted tax basis in the shares of Company Common Stock exchanged therefor. Such gain or loss will generally be capital gain or loss, and will be long-term capital gain or loss if such U.S. Holder’s holding period for the shares of Company Common Stock is more than one (1) year at the time of the exchange. Long-term capital gains recognized by a non-corporate U.S. Holder are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to certain limitations. If a U.S. Holder acquired different blocks of shares of Company Common Stock at different times and for different prices, such U.S. Holder must determine its adjusted basis and holding period separately with respect to each block of shares of Company Common Stock.
Non-U.S. Holders
For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner of shares of Company Common Stock that is neither a U.S. Holder nor an entity or arrangement classified as a partnership for U.S. federal income tax purposes.
A Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain realized on the receipt of cash in exchange for shares of Company Common Stock pursuant to the Merger unless:
•
the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, such gain is attributable to a permanent establishment or fixed base maintained by the Non-U.S. Holder in the United States);

•
the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition of shares of Company Common Stock pursuant to the Merger, and certain other requirements are met; or

•
the Non-U.S. Holders shares of Company Common Stock constitutes a “United States Real Property Interest” as defined in the Code (a “USRPI”).

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at generally applicable U.S. federal income tax rates in the same manner as if such Non-U.S. Holder were a U.S. Holder. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30%, or lower rate specified in an applicable income tax treaty, on such effectively connected gain, as adjusted for certain items.
Gain described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate as may be specified under an applicable income tax treaty), which may be offset by U.S.-source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.
With respect to the third bullet above, a Non-U.S. Holder’s shares of Company Common Stock will not be treated as a USRPI unless the Company is or has been a “United States real property holding corporation,” as defined in the Code (a “USRPHC”), at any time during the five-year period ending on the date of the Merger or the Non-U.S. Holder’s holding period, whichever period is shorter. Although there can be no assurance in this regard, we do not believe that we have been or will become a USRPHC at any time during the five-year period ending on the date of the Merger. Further, even if contrary to our expectation, the Company were treated as a USRPHC at any time during the applicable period, the Non-U.S. Holder’s shares of Company Common Stock will not be treated as a USRPI unless (1) such shares of Company Common Stock exchanged in the Merger were not regularly traded on an established securities market (within the meaning of Section 1.897-9T(d) of the Treasury Regulations) prior to the Merger, or (2) such holder owned, actually or constructively, more than five percent of such shares of Company Common Stock during the applicable period described above. If a Non-U.S. Holder’s Company Common constitutes a USRPI, such non-U.S. Holder will be subject to U.S. federal income tax on the gain recognized in the Merger on a net basis in the same manner as a U.S. Holder.
Information Reporting and Backup Withholding Tax
Proceeds from the exchange of the shares of Company Common Stock pursuant to the Merger generally will be subject to information reporting. In addition, backup withholding tax at the applicable rate (currently 24%) generally will apply unless the applicable U.S. Holder or other payee provides a valid taxpayer identification number and complies with certain certification procedures (generally, by providing a properly completed IRS Form W-9) or otherwise establishes an exemption from backup withholding tax. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding tax rules from a payment to a U.S. Holder will generally be allowed as a credit against that holder’s U.S. federal income tax liability and may entitle the holder to a refund, provided, that, the required information is timely furnished to the IRS. Each U.S. Holder should duly complete, sign and deliver to the exchange agent an appropriate IRS Form W-9 to provide the information and certification necessary to avoid backup withholding tax, unless an exemption applies and is established in a manner satisfactory to the exchange agent.
A Non-U.S. Holder generally certifies its status as such by providing a properly completed and signed IRS Form W-8BEN or W-8BEN-E (or an IRS Form W-8ECI if the Non-U.S. Holder’s gain is effectively connected with the conduct of a U.S. trade or business). A Non-U.S. Holder that does not provide such form generally will be subject to backup withholding tax as described above.
Financing of the Merger
The Merger Agreement does not contain any financing-related contingencies or financing conditions to the consummation of the Merger. Gentex and Merger Sub intend to fund the aggregate Per Share Merger Consideration and fees and expenses from cash on hand and cash available under its existing unsecured revolving credit facility, under the amended and restated credit agreement (the “Credit Agreement”), entered into on February 21, 2023 with PNC Bank, N.A. and the other Lenders and Guarantors thereto (as defined in the Credit Agreement), with a borrowing capacity of up to $250 million (the “Revolver”) that matures on February 21, 2026. Included in the Revolver is a $20 million sublimit for standby letters of credit and a $35 million sublimit for swingline loans, each subject to certain conditions. Funds are available under the Revolver for working capital, capital expenditures and other lawful corporate purposes, including acquisitions and common stock repurchases, subject in each case to compliance with certain financial covenants, as defined in the Credit Agreement.
Effective Time of the Merger
The closing of the Merger is scheduled to occur as promptly as practicable, but in no event later than the third business day following the satisfaction or waiver of the conditions set forth in the Merger Agreement (described in the section of this proxy statement entitled “The Merger Agreement — Conditions to the Merger”) (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver, to the extent waivable under applicable law and the Merger Agreement, of those conditions), or at such other date, time and place (or by means of remote communication) as the Company and Gentex may agree.
The Merger will become effective at the Effective Time, upon the filing of the Certificate of Merger with the Office of the Secretary of State of the State of Delaware, or at such later time specified in the Certificate of Merger in accordance with the DGCL. The Company, however, cannot assure that the Effective Time will occur by any particular date, if at all.
Payment of Merger Consideration and Surrender of Stock Certificates
Any holder of book-entry shares will not be required to deliver a stock certificate or, in the case of book-entry shares held through The Depository Trust Company, an executed letter of transmittal to the paying agent to receive the Per Share Merger Consideration that such holder is entitled to receive. In lieu thereof, each holder of record of one or more book-entry shares held through The Depository Trust Company whose shares of Company Common Stock were converted into the right to receive the Per Share Merger Consideration will, upon receipt by the paying agent of an “agent’s message” in customary form (or such other reasonable evidence, if any, as the paying agent may reasonably request) and compliance with The Depository Trust Company’s and such other procedures as agreed by the Company, Gentex, the paying agent and the Depository Trust Company, be entitled to receive the Per Share Merger Consideration in respect of each such share of Company Common Stock and the book-entry shares of such holder will forthwith be cancelled.
Gentex, the Surviving Corporation and the paying agent will be entitled to deduct and withhold from the Per Share Merger Consideration any taxes as required by applicable laws or regulations; provided, that, except to the extent such taxes are in respect of compensatory arrangements with any present or former employee or service provider of the Company or any of its subsidiaries or resulting from a failure of the Company to provide the FIRPTA certificate contemplated by the Merger Agreement, or a recipient of a payment to provide a properly completed IRS Form W-9 or IRS Form W-8, as applicable, a determination as to whether such withholding is required shall be made in good faith after consultation with the Company. Any sum that is withheld and timely paid over to the applicable taxing authority will be deemed to have been paid to the holder of shares with regard to whom such deduction and withholding was made.
No interest will be paid or accrued on the cash payable as the Per Share Merger Consideration upon your surrender of your book-entry shares or stock certificates.
If you have lost a certificate, or if it has been stolen or destroyed, then before you will be entitled to receive the Per Share Merger Consideration, you will have to make an affidavit of the loss, theft or destruction and, if required by Gentex or the paying agent, post a bond in such reasonable and customary amount and upon such terms as may be required as indemnity against any claim that may be made with respect to such lost, stolen or destroyed stock certificate. These procedures will be described in the letter of transmittal and instructions that you will receive, which you should read carefully and in their entirety.
From and after the Effective Time, there will be no transfers on the stock transfer books of the Company of the shares of Company Common Stock that were outstanding immediately before the Effective Time. If, after the Effective Time, any stock certificate formerly representing any Company Common Stock that entitled to its holder to receive the Per Share Merger Consideration is presented to the Surviving

Corporation, Gentex or the paying agent for any reason, it will be cancelled and exchanged for the Per Share Merger Consideration to which the holder of such stock certificate is entitled pursuant to the Merger Agreement.
Any portion of the Per Share Merger Consideration deposited with the paying agent that remains unclaimed by stockholders 12 months after the Effective Time will be delivered to the Company. Holders of shares of Company Common Stock entitled to receive the Per Share Merger Consideration who have not complied with the exchange and payment procedures may thereafter only look to Gentex for payment of the Per Share Merger Consideration (subject to abandoned property, escheat or similar laws).
None of Gentex, the Company, the paying agent or representative or affiliate thereof will be liable to any former holder of common stock for any amount properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any shares of Company Common Stock are not surrendered immediately prior to the date on which any cash in respect of such shares would otherwise escheat to or become the property of any governmental authority, then to the extent permitted by applicable law, such cash will become the property of the Company, free and clear of all claims or interest of any person previously entitled thereto.
Fees and Expenses
The estimated fees and expenses incurred or expected to be incurred by the Company in connection with the Merger are as follows:
Description	Amount
Financial advisory fees and expenses	$4,400,000
Legal fees and expenses	$1,700,000
Accounting and tax advisory fees	$42,000
SEC filing fees	$27,111
Printing, proxy solicitation and mailing costs	$55,000
Miscellaneous	$50,000
Total	$6,274,111
It is also expected that the Merger Sub and/or Gentex will incur approximately $2,900,000 of legal accounting and other advisory fees and financing fees in connection with the Merger.
Accounting Treatment
Gentex anticipates that it will be considered the acquirer for accounting purposes. If so, Gentex will use the acquisition method of accounting to allocate the purchase consideration to the Company assets acquired and liabilities assumed, which will be recorded at fair value.
Regulatory Approvals
Under the HSR Act, the Merger could not be completed until Gentex and the Company each filed a Notification and Report Form with the FTC and the DOJ and the applicable waiting period has expired or been terminated. The parties filed notification and report forms with the FTC and DOJ on January 2, 2025. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar day waiting period following the parties’ filing of their respective HSR Act notification forms, unless extended. The waiting period under the HSR Act expired at 11:59 p.m., Eastern time, on February 3, 2025.
Under the German Competition Act, the Merger could not be completed until the parties filed a notification with the FCO and the FCO has granted clearance. The parties filed a notification with the FCO on January 9, 2025. A transaction notifiable under the German Competition Act may not be completed until clearance is issued by the FCO, either through the expiration of the one-month phase one review period, which expired on February 10, 2025, or an express communication to the parties that the Merger does not fulfill the prohibition conditions. On January 27, 2025, the parties received a letter from the FCO advising that the Merger does not meet the prohibition conditions and the Merger may be implemented.

Under the Merger Agreement, the Company, Gentex and Merger Sub agreed to use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to cooperate with each other in order to do, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by the Merger Agreement, including (i) preparing and filing all forms, notifications, registrations and notices required to be filed to consummate the Merger and the other transactions contemplated by the Merger Agreement, and (ii) obtaining and maintaining any requisite consent, approval, authorization, waiver or order required to be obtained from any third party, including from any governmental authority. Additionally, Gentex and Merger Sub agreed to use their reasonable best efforts to resolve or eliminate every impediment that may be asserted by a governmental authority with respect to the transactions contemplated by the Merger Agreement.
Notwithstanding the foregoing, in no event will (i) Gentex or Merger Sub be required to take actions that would, or would reasonably be expected to (in Gentex’s reasonable opinion) result in a material and adverse effect on the Company and its controlled affiliates, taken as a whole, (ii) Gentex be required to take or agree to take any action with respect to its assets, products, product lines, services or business, or those of its affiliates, or (iii) Gentex or Merger Sub be required to respond to a Second Request or any comparable formal or informal request or in-depth review pursuant to any other applicable law (including under any antitrust law) from any governmental authority.
Litigation Relating to the Merger
The Company has received multiple letters from purported Company stockholders asserting various purported disclosure deficiencies in the Company’s preliminary proxy statement filed with the SEC on January 27, 2024. The Company believes that the claims raised by such purported shareholders are without merit.
As of the date of this Proxy Statement, there are no pending lawsuits challenging the Merger. However, potential plaintiffs may file lawsuits challenging the Merger. The outcome of any future litigation is uncertain.
Such litigation, if not resolved, could prevent or delay consummation of the Merger and result in substantial costs to the Company, including any costs associated with the indemnification of directors and officers. One of the conditions to the consummation of the Merger is that no applicable law or order issued by a governmental authority or other legal restraint which is then in effect that renders illegal or enjoins the consummation of the Merger whether on a preliminary or permanent basis. Therefore, if a plaintiff were successful in obtaining an injunction prohibiting the consummation of the Merger on the agreed-upon terms, then such injunction may prevent the Merger from being consummated, or from being consummated within the expected time frame.
Appraisal Rights
If the Merger is consummated and certain conditions are met, stockholders who continuously hold shares of Company Common Stock through the effective date of the Merger, who do not vote such shares of Company Common Stock in favor of the adoption of the Merger Agreement and who properly demand appraisal of such shares of Company Common Stock and do not effectively withdraw their demands or otherwise lose their rights to seek appraisal will be entitled to seek appraisal of such shares of Company Common Stock in connection with the Merger under Section 262 of the DGCL. This means that holders of shares of Company Common Stock who perfect their appraisal rights, who do not thereafter effectively withdraw their demand for appraisal or otherwise lose their rights to seek appraisal, and who follow the procedures in the manner prescribed by Section 262 of the DGCL will be entitled to have such shares of Company Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of such shares of Company Common Stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest to be paid on the amount determined to be fair value, if any, (or in certain circumstances described in further detail in the section of this proxy statement captioned “The Special Meeting — Appraisal Rights,” on the difference between the amount determined to be the fair value and the amount paid by the Surviving Corporation in the Merger to each stockholder entitled to appraisal prior to the entry of judgment in any appraisal proceeding). Due to the complexity of the appraisal process, stockholders who wish to seek appraisal of their shares of Company Common Stock are encouraged to review Section 262 of the DGCL carefully and to seek the advice of legal counsel with respect to the exercise of appraisal rights.
Stockholders considering seeking appraisal should be aware that the fair value of their shares of Company Common Stock as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares of Company Common Stock.
To exercise your appraisal rights, you must: (i) submit a written demand for appraisal to the Company before the vote is taken on the adoption of the Merger Agreement; (ii) not submit a proxy with respect to, or otherwise vote, the shares of Company Common Stock for which you seek appraisal in favor of the proposal to adopt the Merger Agreement; (iii) continue to hold such shares of Company Common Stock of record on and from the date of the making of the demand through the effective date of the Merger; and (iv) comply with all other procedures for exercising appraisal rights under Section 262 of the DGCL. Your failure to follow the procedures specified under Section 262 of the DGCL may result in the loss of your appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings with respect to the shares of Class A Common Stock in respect of the Merger unless certain stock ownership conditions are satisfied by the stockholders seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in the section of this proxy statement captioned “The Special Meeting — Appraisal Rights,” which is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights. A copy of Section 262 of the DGCL is reproduced and attached as Annex D to this proxy statement and incorporated by reference in this proxy statement in its entirety. Only a holder of record of shares of Company Common Stock is entitled to demand appraisal of such shares of Company Common Stock registered in that holder’s name. If you hold your shares of Company Common Stock through a broker, bank or other nominee and you wish to exercise appraisal rights, you should consult with such broker, bank or other nominee to determine the appropriate procedures for the making of a demand for appraisal by such broker, bank or other nominee. For more information, please see the section of this proxy statement captioned “The Special Meeting — Appraisal Rights.”
Voting and Support Agreement
The following describes the material provisions of the Voting Agreement, which is attached as Annex B to this proxy statement and incorporated by reference herein in its entirety. The descriptions in this section and elsewhere in this proxy statement are subject to, and qualified in their entirety by, reference to the Voting Agreement. This summary does not purport to be complete and may not contain all of the information about the Voting and Support Agreement that is important to you. We encourage you to carefully read the Voting Agreement in its entirety.
Concurrently with the execution and delivery of the Merger Agreement, Shalvoxx A Holdco LLC, Shalvoxx B Holdco LLC, affiliates of John Shalam and Ari Shalam, Ari Shalam, individually, and two family members of John Shalam and Ari Shalam, entered into a Voting and Support Agreement with the Gentex Group. The Supporting Stockholders are record and beneficial owners of shares of Company Common Stock representing approximately 57% of the voting power of the Company Common Stock and approximately 67.4% of the voting power of the outstanding shares of Company Common Stock that is not held by Gentex, Merger Sub or their affiliates.
Pursuant to the Voting Agreement, the Supporting Stockholders agreed to vote their shares of Company Common Stock in favor of adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger, and against (i) any proposal involving a competing merger, consolidation or other business combination, (ii) any action that would reasonably be expected to result in a breach of or failure to perform any representation, warranty, covenant or agreement of the Company under the Merger Agreement, (iii) any action that would reasonably be expected to prevent or materially delay or impede the consummation of the transactions contemplated by the Merger Agreement, including the Merger, (iv) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, material business transaction, sale of assets, reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its subsidiaries, and (v) any amendment of the Company’s organizational documents that would reasonably be expected to impair the ability of the Company, Gentex or Merger Sub to complete the Merger, or that would or would reasonably be expected to prevent, impede, frustrate, interfere with, delay, postpone or adversely affect the consummation of the Merger, among other things, until the earlier of receipt of Company stockholder approval of the Merger Agreement and the Merger, termination of the Merger Agreement in accordance with its terms, or the Company taking certain actions constituting an adverse recommendation change with respect to its recommendation that stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger; provided, that neither Ari Shalam or John Shalam is prohibited from carrying out his fiduciary duties as a director of the Company, or otherwise acting in his capacity as a director as permitted under the Merger Agreement with respect to any acquisition proposal received after the date of the Merger Agreement. The Supporting Stockholders granted an irrevocable proxy to the Gentex Group, which may be exercised with respect to any Supporting Stockholder that breaches its voting obligations set forth above. If the Supporting Stockholders vote in favor of adoption of the Merger Agreement Proposal or Gentex exercises its proxy in accordance with the terms of the Voting Agreement, then the Merger Agreement Proposal will be approved.
Each Supporting Stockholder also agreed that it would not, directly or indirectly, (i) solicit, initiate or knowingly encourage or knowingly facilitate (including by way of furnishing information) or knowingly engage in negotiations regarding any proposal which constitutes or would be reasonably expected to lead to an acquisition proposal, (ii) furnish to any person any nonpublic information relating to the Company or its subsidiaries in connection with an acquisition proposal, (iii) other than to inform any person of the existence of the provisions contained in the Voting Agreement, engage in discussions with any person with respect to any acquisition proposal made by such person, (iv) enter into any agreement, letter of intent or similar document relating to an acquisition proposal, or (v) commit to do any of the foregoing. The foregoing obligations will not restrict any Supporting Stockholders, or any of their representatives, from taking any such actions on behalf of or as a representative of the Company that would not constitute a breach of the Merger Agreement.
Irrevocable Proxy
Each Supporting Stockholder granted an irrevocable proxy to, and appointed, Gentex and any designee of Gentex as their attorneys-in-fact to vote their shares of Company Common Stock during the term of the Voting Agreement, which may be exercised with respect to any Supporting Stockholders that breaches its voting obligations under the Voting Agreement. The proxy granted by each Supporting Stockholder is irrevocable during the term of the Voting Agreement.
Restrictions on Transfer
Each Supporting Stockholder agreed during the term of the Voting Agreement not to (i) sell, transfer, pledge, assign or otherwise dispose of any of the shares of Company Common Stock it owns or enter into any contract with respect to such disposition of, or limitation on the voting rights of, such shares or any economic interest therein, (ii) grant any proxies or powers of attorney with respect to such shares, deposit such shares into a voting trust or enter into a voting agreement with respect to such shares, in each case with respect to any vote on the approval of the Merger Agreement Proposal, or (iii) commit or agree to take any of the foregoing actions. Notwithstanding the foregoing, a Supporting Stockholder is permitted to transfer such shares to an affiliate of such Supporting Stockholder, for estate planning purposes, or with Gentex’s prior written consent.
Termination
The Voting Agreement and all obligations of the Supporting Stockholders thereunder automatically terminate upon the earliest to occur of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time of the Merger, and (iii) the Company Board making a recommendation adverse to the Merger Agreement and the Merger.

THE MERGER AGREEMENT
The Merger Agreement
The following describes the material provisions of the Merger Agreement, which is attached as Annex A to this proxy statement and incorporated by reference herein in its entirety. The descriptions in this section and elsewhere in this proxy statement are subject to, and qualified in their entirety by, reference to the Merger Agreement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to carefully read the Merger Agreement in its entirety before making any decisions regarding the Merger because it is the principal document governing the Merger.
The Merger Agreement and this summary of its terms have been included to provide you with information regarding the terms of the Merger Agreement, and are not intended to provide you with any factual information about us or to modify or supplement any factual disclosures about us contained in this proxy statement or in our public reports filed with the SEC. In particular, the Merger Agreement and this summary are not intended to be, and should not be relied upon as, disclosures regarding the actual state of any facts and circumstances relating to the Company. Such information can be found elsewhere in this proxy statement and in the public filings we make with the SEC, as described in the section titled “Where You Can Find More Information.”
The Merger Agreement contains representations and warranties by and covenants of each of the parties to the Merger Agreement that were made only for the purposes of the Merger Agreement as of specified dates. Those representations, warranties and covenants were made solely for the benefit of the parties to the Merger Agreement, were qualified and subject to important limitations in connection with the negotiation of the Merger Agreement (including by being qualified by confidential disclosure schedules and certain other disclosures exchanged between the parties to the Merger Agreement, which are not reflected in the Merger Agreement) and may be subject to contractual standards of materiality which may differ from what may be viewed as material by you or other investors. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purpose of establishing the circumstances in which a party to the Merger Agreement may have the right not to close the transactions contemplated thereby if the representations and warranties of the other party prove to be untrue due to a change in circumstances or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. As of the date of this proxy statement, except as set forth in the Company’s public disclosures, there are no specific material facts that exist that the Company believes materially contradicts its representations and warranties in the Merger Agreement. The Company will provide additional disclosure in its public reports to the extent it becomes aware of the existence of any specific material facts that are required to be disclosed under US federal securities laws, which may contradict its representations and warranties contained in the Merger Agreement. In any event, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference herein. See the section titled “Where You Can Find More Information.”
Capitalized terms used herein and not otherwise defined in this proxy statement have the meanings set forth in the Merger Agreement. Stockholders and other interested parties should read the Merger Agreement for a more complete description of the provisions summarized below.
Effects of the Merger; Directors and Officers; Articles of Incorporation; Bylaws
The Merger Agreement provides that Merger Sub will merge with and into the Company with the Company continuing as the Surviving Corporation. Following the Merger, the Company will cease to be a publicly traded company and, as a result of the Merger, will become a wholly owned subsidiary of Gentex. The Merger will have the effects specified in the DGCL. Without limiting the generality of the foregoing, at the Effective Time, all the property, rights, privileges, immunities, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.
The members of the board of directors of Merger Sub, immediately prior to the Effective Time will, from and after the Effective Time, be the members of the board of directors of the Surviving Corporation until the earlier of their resignation or removal or until their successors have been duly elected and qualified, as the case may be. The officers of Merger Sub immediately prior to the Effective Time will, from and after the Effective Time, be the officers of the Surviving Corporation until the earlier of their resignation or removal or until their successors have been duly elected and qualified, as the case may be.
At the Effective Time, the certificate of incorporation of the Surviving Corporation will be amended and restated in its entirety as set forth in Exhibit B to the Merger Agreement, and will be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with their terms and as provided by applicable law. The bylaws of Merger Sub in effect immediately prior to the Effective Time will be the bylaws of the Surviving Corporation, until changed or amended as provided therein or by applicable law.
Following the completion of the Merger, shares of Class A Common Stock will be delisted from The Nasdaq Stock Market LLC, deregistered under the Exchange Act and cease to be publicly traded.
Treatment of Company Common Stock and Equity Awards
Company Common Stock
At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital stock of the Company, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares), will automatically be converted into the right to receive cash in the amount of $7.50 per share, without interest, less any required withholding taxes. At the Effective Time, (i) each share that will be converted into the right to receive cash will be cancelled and will cease to exist, and (ii) each Excluded Share held by Gentex, Merger Sub or the Company, or any of their respective subsidiaries, will be cancelled and will cease to exist, and no consideration will be payable therefor.
Company RSUs
At the Effective Time, Company RSUs outstanding immediately before the Effective Time of the Merger, will automatically vest in full (if unvested) and will be cancelled and converted into the right to receive a cash payment equal to the product of (i) the number of shares of Company Common Stock underlying such Company RSU multiplied by (ii) the Per Share Merger Consideration, less applicable withholding taxes, with such payment to occur within two business days following the Effective Time (or at a later day if required to comply with Section 409A of the Code).
Exchange and Payment Procedures
Common Stock
At or before the Effective Time, Gentex will deposit, or cause to be deposited, with a paying agent cash in immediately available funds in an amount sufficient to pay the aggregate Merger consideration payable to holders of Company Common Stock to be paid by the paying agent.
As soon as possible after the Effective Time, and in any event within three business days after the Effective Time, each record holder of Company Common Stock entitled to receive the Per Share Merger Consideration will be sent a notice advising such holders of the effectiveness of the Merger and appropriate transmittal materials and instructions describing how such record holder may surrender his, her or its shares of Company Common Stock (or affidavits of loss in lieu thereof) in exchange for the aggregate Per Share Merger Consideration payable with respect to such shares.

You should not return your stock certificates with the enclosed proxy card.
Any holder of book-entry shares will not be required to deliver a stock certificate or, in the case of book-entry shares held through The Depository Trust Company, an executed letter of transmittal to the paying agent to receive the Per Share Merger Consideration that such holder is entitled to receive. In lieu thereof, each holder of record of one or more book-entry shares held through The Depository Trust Company whose shares of Company Common Stock were converted into the right to receive the Per Share Merger Consideration will, upon receipt by the paying agent of an “agent’s message” in customary form (or such other reasonable evidence, if any, as the paying agent may reasonably request) and compliance with The Depository Trust Company’s and such other procedures as agreed by the Company, Gentex, the paying agent and the Depository Trust Company, be entitled to receive the Per Share Merger Consideration in respect of each such share of common stock and the book-entry shares of such holder will forthwith be cancelled.
Gentex, the Surviving Corporation and the paying agent will be entitled to deduct and withhold from the Per Share Merger Consideration any taxes as required by applicable laws or regulations; provided, that, except to the extent such taxes are in respect of compensatory arrangements with any present or former employee or service provider of the Company or any of its subsidiaries or resulting from a failure of the Company to provide the FIRPTA certificate contemplated by the Merger Agreement, or a recipient of a payment to provide a properly completed IRS Form W-9 or IRS Form W-8, as applicable, a determination as to whether such withholding is required shall be made in good faith after consultation with the Company. Any sum that is withheld and timely paid over to the applicable taxing authority will be deemed to have been paid to the holder of shares with regard to whom such deduction and withholding was made.
No interest will be paid or accrued on the cash payable as the Per Share Merger Consideration upon your surrender of your book-entry shares or stock certificates.
If you have lost a certificate, or if it has been stolen or destroyed, then before you will be entitled to receive the Per Share Merger Consideration, you will have to make an affidavit of the loss, theft or destruction and, if required by Gentex or the paying agent, post a bond in such reasonable and customary amount and upon such terms as may be required as indemnity against any claim that may be made with respect to such lost, stolen or destroyed stock certificate. These procedures will be described in the letter of transmittal and instructions that you will receive, which you should read carefully and in their entirety.
From and after the Effective Time, there will be no transfers on the stock transfer books of the Company of the shares of Company Common Stock that were outstanding immediately before the Effective Time. If, after the Effective Time, any stock certificate formerly representing any common stock that entitled to its holder to receive the Per Share Merger Consideration is presented to the Surviving Corporation, Gentex or the paying agent for transfer, it will be cancelled and exchanged for the cash amount in immediately available funds to which the holder of such stock certificate is entitled pursuant to the Merger Agreement.
Any portion of the Per Share Merger Consideration deposited with the paying agent that remains unclaimed by stockholders twelve (12) months after the Effective Time will be delivered to the Surviving Corporation. Holders of shares of Company Common Stock entitled to receive the Per Share Merger Consideration who have not complied with the above-described exchange and payment procedures may thereafter only look to Gentex for payment of the Per Share Merger Consideration upon due surrender of stock certificates representing certificated shares of Company Common Stock (or affidavits of loss in lieu thereof) or book-entry shares, without any interest thereon.
None of Gentex, the Surviving Corporation, the paying agent or representative or affiliate thereof will be liable to any former holder of common stock for any amount properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any shares of Company Common Stock are not surrendered immediately prior to the date on which any cash in respect of such shares would otherwise escheat to or become the property of any governmental authority, then to the extent permitted by applicable law, such cash will become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto.

Company RSUs
At or prior to the Effective Time, Gentex will deposit, or cause to be deposited, with the Surviving Corporation sufficient cash to pay the aggregate consideration payable to holders of Company RSUs, and the Company’s portion of any taxes related thereto. The Surviving Corporation will pay through its payroll systems to each holder of a Company RSU, no later than two (2) business days following the Effective Time, the consideration for such holder’s Company RSUs, as applicable (without interest, and subject to deduction for any required withholding tax), subject to any applicable legal requirements; provided that to the extent that any Company RSU’s constitute nonqualified deferred compensation subject to Section 409A of the Code, such payment will be paid in accordance with the applicable Company RSU’s terms and at the earliest time permitted under such terms that will not result in the application of a tax penalty under Section 409A of the Code.
Anti-Dilution
If, from the date of the Merger Agreement until the Effective Time, the number of outstanding shares of Company Common Stock has been changed into a different number of shares or a different class by reason of any reclassification, stock split (including a reverse stock split), recapitalization, business combination, tender or exchange offer, readjustment or other similar transaction, or a stock dividend or stock distribution thereon shall be declared with a record date within said period, the Per Share Merger Consideration will be appropriately adjusted to provide the holders of shares of Company Common Stock the same economic effect as contemplated by the Merger Agreement prior to such event, subject to any restrictions or prohibitions contained elsewhere in the Merger Agreement.
Dissenter’s Rights
Notwithstanding anything in the Merger Agreement to the contrary, the Dissenting Shares, if any, will not be converted into a right to receive any portion of the Merger consideration and the holders thereof will be entitled to such rights as are granted by Section 262 of the DGCL, unless and until such holder shall have failed to perfect, or shall have effectively withdrawn or lost, such holder’s right to appraisal under the DGCL. If any such holder fails to perfect or withdraws or loses any such right to appraisal, each such share of Company Common Stock of such holder shall thereupon be converted into and become exchangeable only for the right to receive, as of the later of the Effective Time and the time that such right to appraisal has been irrevocably lost, withdrawn or expired, the Per Share Merger Consideration.
The Company will give Gentex prompt notice of any demands received by the Company for appraisal of any shares of Company Common Stock, withdrawals or attempted withdrawals of such demands and any other instruments, notices or demands relating to the right of appraisal. Prior to the Effective Time, the Company will not, without the prior written consent of Gentex, make any payment with respect to, or settle or offer to settle, or approve any withdrawal of any such demands or waive any failure by any holder of shares of Company Common Stock to timely deliver a written demand for appraisal or the taking of any other action by such holder as may be necessary to perfect appraisal rights.
Representations and Warranties
The Merger Agreement contains representations and warranties made, on the one hand, by the Company to Gentex and Merger Sub and, on the other hand, by Gentex and Merger Sub to the Company. Certain of the representations and warranties in the Merger Agreement are subject to materiality or material adverse effect qualifications (that is, they will not be deemed to be untrue, inaccurate or incorrect unless their failure to be true or correct is material or would result in a material adverse effect, as defined below).
In addition, certain of the representations and warranties in the Merger Agreement are subject to knowledge qualifications, which means that those representations and warranties would not be deemed untrue, inaccurate or incorrect as a result of matters of which certain officers of the party making the representation did not and do not have knowledge following a reasonable inquiry, as described in the Merger Agreement.
Further, the representations and warranties made by the Company in the Merger Agreement are subject to specified exceptions and qualifications in the Company’s public filings with the SEC. The representations and warranties made by the parties in the Merger Agreement may be further subject to specified exceptions and qualifications contained in the confidential disclosure schedule that the parties exchanged in connection with signing the Merger Agreement, which disclosure schedule is not reflected in the Merger Agreement and will not otherwise be publicly disclosed, and that were included for the purpose of, among other things, allocating contractual risk between Gentex and Merger Sub, on the one hand, and the Company, on the other hand, rather than establishing matters as facts, and may be subject to standards of materiality that differ from the standards relevant to investors. You should not rely on the representations, warranties, covenants or any description thereof as actual characterizations of the actual state of facts or condition of Gentex, the Company, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Gentex and the Company. The representations and warranties and other provisions of the Merger Agreement should not be read alone but, instead, should be read only in conjunction with the information provided elsewhere in this proxy statement and in the documents incorporated by reference into this proxy statement. See “Where You Can Find More Information” beginning on page 117 of this proxy statement.
Representations and Warranties of the Company
The Company made customary representations and warranties to Gentex and Merger Sub in the Merger Agreement relating to a number of matters, including, among other things:
•
our organization, valid existence, good standing and authority to carry on our business and that of our subsidiaries;

•
our corporate power and authority to execute, deliver and perform our obligations, and consummate the transactions, under the Merger Agreement, and the enforceability of the Merger Agreement against us;

•
the approval and declaration of advisability of the Merger Agreement and the Merger by the Company Board;

•
the absence of conflicts, breaches or violations of organizational documents, contracts or applicable law as a result of the Company entering into and consummating the transactions contemplated by the Merger Agreement;

•
the governmental filings, notices and approvals required in connection with the transactions contemplated by the Merger Agreement;

•
our capital structure;

•
our subsidiaries;

•
our public filings with the SEC;

•
our compliance with GAAP in our financial statements, our disclosure controls and procedures and our internal controls over financial reporting;

•
the compliance of the proxy statement and the Schedule 13e-3 filings;

•
the absence of undisclosed liabilities;

•
the absence of changes in our business since February 29, 2024;

•
the absence of any governmental orders, litigation, governmental inquiries, investigations and other proceedings against the Company;

•
our compliance with laws and possession of and compliance with certain permits, licenses and other governmental authorizations;

•
certain of our material contracts;

•
tax matters;

•
labor matters and compliance with labor and employment laws;

•
employee benefit plans and other agreements, plans and policies with or concerning employees;

•
intellectual property, information technology, data privacy and software matters;

•
owned and leased real property and personal property;

•
environmental matters;

•
our relationships with certain of our customers and suppliers;

•
insurance policies;

•
arrangements with related parties;

•
product warranties;

•
anti-takeover laws with respect to the transactions contemplated by the Merger Agreement;

•
the receipt of a fairness opinion from Solomon Partners; and

•
fees payable to brokers and financial advisors in connection with the Merger.

Material Adverse Effect
Many of the Company’s representations and warranties are qualified by exceptions relating to the absence of a “material adverse effect,” which means any changes, effects, events, occurrences, states of facts or developments, alone or in combination with other changes, effects, events, occurrences, states of facts or developments, that (A) has or reasonably would be expected to have a material adverse effect on the business, results of operations or condition (financial or otherwise) of the Company and its subsidiaries or (B) would prevent or delay beyond the end date the Company’s ability to perform its obligations under this Agreement necessary to consummate the Merger.
However, with respect to clause (A) none of the following, either alone or in combination, shall constitute, and none of the following shall be taken into account in determining whether there has been a material adverse effect:
(a)
changes in business or political conditions or in capital, credit or financial markets in general, including (i) changes in interest rates and changes in exchange rates, or (ii) the effect of any potential or actual government shutdown;

(b)
any changes, effects, events, occurrences, states of facts or developments generally affecting the industry or the markets in which the Company and its subsidiaries participate;

(c)
any change after the date of the Merger Agreement in accounting requirements or principles or in applicable laws or the interpretation or enforcement thereof;

(d)
any acts of war (whether or not declared), armed hostilities, foreign or domestic social protest or social unrest (whether or not violent), sabotage or terrorism occurring after the date of the Merger Agreement or the continuation, escalation or worsening of any such acts of war, armed hostilities, social protest or social unrest, sabotage or terrorism threatened or underway as of the date of the Merger Agreement;

(e)
any earthquakes, hurricanes, floods, tsunamis or other natural disasters, weather conditions, manmade disasters, acts of God, any outbreaks, epidemics or pandemics relating to COVID-19 or any evolutions or mutations thereof or any other viruses, or other similar events;

(f)
any changes, developments or occurrences resulting from the execution, announcement or pendency of the Merger Agreement or the transactions contemplated by the Merger Agreement, including (i) the identity of Gentex and (ii) the impact thereof on the relationships, contractual or otherwise, of the Company or any of its subsidiaries with its customers, employees or suppliers, or with any other third party; provided this clause will not apply to any representation or warranty to the extent the purpose of such representation and warranty is to address the consequences resulting from the execution and delivery of the Merger Agreement or the consummation of the transactions contemplated thereby;

(g)
compliance with the terms of, or the taking of any action expressly required by the Merger Agreement or the taking of any action at Gentex’s written request;

(h)
any stockholder litigation arising from allegations of a breach of fiduciary duty or disclosure violations relating to the Merger Agreement or the transactions contemplated thereby; and

(i)
the failure of the Company or any of its subsidiaries to meet internal forecasts, budgets or financial projections or any decline in the market price or trading volume of the shares of Class A Common Stock on The Nasdaq Stock Market LLC (provided, that this exception shall not prevent or otherwise affect a determination that any adverse change, effect, event, occurrence, state of facts or development underlying such failure or decline has resulted in or contributed to a material adverse effect);

except in the case of the foregoing clauses (a), (b), (c), (d) or (e), to the extent any change, effect, event, occurrence, state of facts or development has a materially disproportionate effect on the Company and its subsidiaries, taken as a whole, relative to other persons in the industry in which the Company and its subsidiaries operate generally, in which case only the incremental disproportionate effect may be taken into account in determining whether or not there has been a material adverse effect.
Representations and Warranties of Gentex and Merger Sub
Gentex and Merger Sub made customary representations and warranties to the Company in the Merger Agreement relating to a number of matters, including, among other things:
•
their organization, valid existence, good standing and authority to carry on their businesses;

•
their corporate power and authority to execute, deliver and perform their obligations, and consummate the transactions under the Merger Agreement, and the enforceability of the Merger Agreement against them;

•
the absence of conflicts, breaches or violations of organizational documents, contracts or applicable law as a result of their entry into and consummation of the transactions contemplated by the Merger Agreement;

•
the governmental filings, notices and approvals required in connection with the transactions contemplated by the Merger Agreement;

•
the ownership and operations of Merger Sub;

•
the absence of legal proceedings, investigations and governmental orders;

•
the accuracy and completeness of the information provided by them for inclusion in this proxy statement or Schedule 13e-3 filings;

•
their ability to make payments required by them under the Merger Agreement;

•
their ownership of Company Common Stock; and

•
fees payable to brokers and financial advisors in connection with the Merger.

Certain of the representations of Gentex and Merger Sub are qualified by material adverse effect. With respect to such entities, a material adverse effect means any changes, effects, events, occurrences, states of facts or developments, alone or in combination with other changes, effects, events, occurrences, states of facts or developments, that prevents or materially impairs the ability of Gentex or Merger Sub to consummate the Merger or to comply with any of their respective obligations under the Merger Agreement.
Covenants of the Company
Conduct of Our Business Pending the Merger
Under the Merger Agreement, we have agreed, subject to certain exceptions contemplated by the Merger Agreement, included in the Company’s disclosure schedule that we delivered in connection with the Merger Agreement or as otherwise required by a governmental authority or applicable law, between the date of the Merger Agreement and the Effective Time, unless Gentex gives its prior written approval (which may not be unreasonably conditioned, withheld or delayed), to conduct our business and the business of our subsidiaries in all material respects in the ordinary course, and to use commercially reasonable efforts to preserve our business organizations substantially intact and maintain existing relationships with our significant customers, suppliers and other persons with which we have significant business relations.
Except as required by a governmental authority or applicable law, or pursuant to certain exceptions set forth in the Merger Agreement and the disclosure schedule that we delivered in connection with the Merger Agreement, the Company has agreed not to, and not permit its subsidiaries to, take any of the following actions without Gentex’s written approval (which may not be unreasonably withheld, conditioned or delayed):
•
split, combine, reclassify or subdivide any shares of its capital stock;

•
declare, set aside or pay any dividend or make any other distribution (whether in cash, stock, property or any combination thereof) in respect of any shares of its capital stock or other securities (other than dividends or distributions by any of its wholly owned subsidiaries);

•
redeem, repurchase, cancel or otherwise acquire or offer to redeem, repurchase, or otherwise acquire, any of its securities or any securities of any of its subsidiaries, except for redemptions, repurchases, cancellations or other acquisitions (i) required (or permitted in connection with any net share settlement or tax withholding) by the terms of any Company equity plan or any award agreement thereunder or (ii) required by the terms of any plans, arrangements or contracts existing on the date of the Merger Agreement between the Company or any of its subsidiaries, on the one hand, and any director, employee or equityholder of the Company or any of its subsidiaries, on the other hand;

•
issue, sell, pledge, transfer, dispose of, grant, transfer, lease, licenses, guarantee, encumber or otherwise enter into any contract or other agreement or arrangement with respect to the voting of any shares of its capital stock or other equity interests or securities exercisable or convertible into, or exchangeable or redeemable for, any such shares or other equity interests, or any rights, warrants, options, calls or commitments to acquire any such shares or other equity interests, except for (i) issuances or sales of any of the foregoing to the Company or any wholly owned subsidiary of the Company and (ii) issuance of shares of Company Common Stock subject to Company RSUs existing on, and granted prior to, the date of the Merger Agreement;

•
voluntarily adopt or publicly propose a plan of complete or partial liquidation or dissolution of the Company, or restructure, reorganize or otherwise enter into any agreements or arrangements imposing material changes or restrictions on its properties, assets, operations or business;

•
adopt, amend or propose changes to its certificate of incorporation or bylaws, or equivalent organizational documents;

•
acquire or dispose (by merger, consolidation or acquisition or disposition of stock or other equity interests or of assets), directly or indirectly, of any person, business or division or real property;

•
incur, assume or guarantee any indebtedness for borrowed money (including the issuance of any debt securities, warrants or other rights to acquire any debt security), except for (i) refinancing of existing indebtedness for borrowed money not to exceed $500,000 or (ii) for working capital purposes under facilities existing on the date of the Merger Agreement in the ordinary course of business consistent with past practice and not to exceed $500,000;

•
make any loans, advances or capital contributions to or investments in any person, other than loans or advances (i) by the Company to any of its wholly owned subsidiaries or (ii) required by any contract or other legal obligation of the Company or any of its subsidiaries in existence as of the date of the Merger Agreement and made available to Gentex;

•
sell, lease, license or otherwise dispose of any subsidiary or assets, securities or property except (i) as permitted pursuant to contracts existing as of the date of the Merger Agreement, (ii) dispositions of obsolete assets or property in the ordinary course of business consistent with past practice, (iii) sales of inventory or equipment in the ordinary course of business consistent with past practice, or (iv) for such sale, lease, license or other disposition that does not exceed $500,000 in the aggregate;

•
except as permitted pursuant to the Merger Agreement, waive, settle, concede, compromise or release any action against the Company or any of its subsidiaries, other than settlements of actions where the amount paid by the Company or any of its subsidiaries (less the amount of any insurance recoveries, indemnification or existing reserves established in accordance with GAAP) in settlement does not exceed $250,000 in the aggregate or would result in the imposition of any order or restriction that would restrict the activity or conduct of the Company or its subsidiaries or involve the finding or admission of any criminal liability, any material wrongdoing or any wrongful conduct by the Company or any of its subsidiaries;

•
materially change its accounting methods, principles, practices or policies, except as may be required by law, GAAP or the rules or policies of the Public Accounting Oversight Board;

•
other than as required by law or any benefit plan as in existence as of the date of the Merger Agreement, (i) increase the amount of compensation paid to any employee, executive officer, individual independent contractor or director of the Company, except for the payment of annual bonuses for completed periods based on actual performance in the ordinary course of business, (ii) adopt or amend any benefit plan, (iii) terminate, or increase any benefits under any benefit plan, or (iv) establish a new benefit plan;

•
hire or terminate (other than for cause) any employee with a base salary in excess of $100,000, except for hiring to replace an employee who is employed on the date of the Merger Agreement but whose employment terminates prior to the Closing;

•
engage in any “mass layoff” or “plant closing” which would trigger the notification requirements of the WARN Act;

•
other than in the ordinary course of business (i) enter into any contract that would have been a Material Contract (as defined in the Merger Agreement) had it been entered into prior to the Merger Agreement, (ii) amend, modify, fail to renew, assign, transfer or terminate any Material Contract (or any contract that would have been a Material Contract had it been entered into prior to the Merger Agreement) in a manner that is materially adverse to the Company, or (iii) amend, cancel, modify, assign, transfer, waive, accelerate or defer any material debts or rights under any Material Contract (or any contract that would have been a Material Contract had it been entered into prior to the Merger Agreement) in a manner that is materially adverse to the Company;

•
make or authorize any payment of, or accrual or commitment for, any new capital expenditures, other than in the ordinary course of business consistent with past practice and in an aggregate amount not greater than $500,000;

•
make or change any material tax election, settle or compromise any material tax claim or assessment, file any material amended tax return, enter into any closing or similar agreement, affirmatively surrender a material tax refund, or waive or extend the statute of limitations with respect to any material tax;

•
become a party to, establish, adopt, amend, commence participation in or terminate any collective bargaining agreement or other agreement with a labor union, labor organization, works council or similar organization;

•
enter into any joint venture, partnership, participation or other similar arrangement;

•
cancel, modify or waive any debts or claims held by or owed to the Company or any of its subsidiaries other than debts or claims in an aggregate amount not to exceed $500,000; or

•
authorize any of, or commit or agree to take any of, the foregoing actions.

The Merger Agreement is not intended to give Gentex or Merger Sub, directly or indirectly, the right to control or direct our or our subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, each of Gentex and the Company will exercise, consistent with the terms and conditions of the Merger Agreement, control and supervision over their respective businesses.
Stockholder Meeting
Subject to the Company Board’s fiduciary obligations under applicable law, the Company is required to use its commercially reasonable efforts to obtain the approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, by its stockholders. The Company has agreed, in accordance with applicable law and its organizational documents, to call, give notice of, convene and hold, as promptly as reasonably practicable after the filing of this definitive proxy statement, a special meeting for the purpose of securing the approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, by its stockholders. Subject to certain exceptions, the Company is not permitted, without the prior written consent of Gentex, to postpone, adjourn, recess or otherwise delay the special meeting or, after the Company has established a record date for the special meeting, change the record date or establish a different record date for the special meeting unless required to do so by applicable law, our organizational documents, or with the written consent of Gentex.
Access to Company Information
From the date of the Merger Agreement and until the earlier of the Effective Time or the termination of the Merger Agreement, the Company has agreed that it will, and will cause each subsidiary and their respective representatives to, (i) provide Gentex reasonable access to the offices, properties, books and records of the Company and its subsidiaries and (ii) furnish to Gentex or its representatives such financial and operating data and other information with respect to the business and properties of the Company and its subsidiaries as Gentex may reasonably request in writing, subject to limitations.
Treatment of Company Indebtedness
The Company, with Gentex’s cooperation and at Gentex’s expense, will arrange for customary payoff letters in a form reasonably acceptable to Gentex to be delivered before the closing date, which will set forth the total amount required to be paid at the Effective Time to satisfy in full the repayment of all indebtedness (other than certain designated letters of credit) outstanding under the Company’s credit facility (excluding any outstanding letters of credit identified by the Company to Gentex at least five business days before the Effective Time, which Gentex will assume or replace).
Delisting and Deregistration
The Company will cooperate with Gentex and use commercially reasonable efforts to take, or cause to be taken, all actions and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable laws and rules and policies of The Nasdaq Stock Market LLC to enable the termination by the Surviving Corporation of the listing of common stock on The Nasdaq Stock Market LLC and the deregistration of the common stock under the Exchange Act as promptly as practicable after the Effective Time.
Takeover-Laws
If any takeover law is or may become applicable to the Merger or any of the other transactions contemplated by the Merger Agreement, each of the Company, Gentex and Merger Sub and their respective boards of directors shall grant all such approvals and take all such actions as are reasonably necessary or appropriate so that such transactions may be consummated as promptly as practicable hereafter on the terms contemplated hereby, and otherwise act reasonably to eliminate or minimize the effects of such law on such transactions.
Pre-Closing Actions
The Company agreed to prepare amendments to employment agreements with each of Mr. Lavelle, Ms. Shelton and Mr. Stoehr, along with other employees, in accordance with Section 409A of the Code, and agreed to use commercially reasonable efforts to deliver such amendments to Gentex. Amendments to the employment agreements between the Company and each of Mr. Lavelle, Ms. Shelton and Mr. Stoehr, along with other employees, for this purpose were executed on December 31, 2024.
Acquisition Proposals
Restrictions
During the period commencing on the date of execution of the Merger Agreement until the earlier of (i) the date of termination of the Merger Agreement in accordance with its terms and (ii) the Effective Time, the Company agreed not to, and to cause its subsidiaries and its and their respective directors, officers and representatives not to, directly or indirectly:
•
solicit, initiate, knowingly encourage or knowingly facilitate any acquisition proposal or offer or inquiry that would reasonably be expected to lead to any acquisition proposal, or the making or consummation thereof;

•
other than to inform any person of the existence of the restrictions contained in the Merger Agreement relating to acquisition proposals or to clarify the terms and conditions of an acquisition proposal, enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any information or afford any person access to the business, properties, assets, books or records of the Company or any of its subsidiaries, in connection with, or otherwise knowingly cooperate or assist any effort by any person in making, any acquisition proposal;

•
take any action to exempt any party from any applicable takeover laws or fail to enforce or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its subsidiaries;

•
enter into any agreement, letter of intent, memorandum of understanding, agreement in principle or similar agreement or document with respect to any acquisition proposal, other than a confidentiality agreement relating to a superior proposal; or

•
commit to do any of the foregoing.

The Company agreed to, and to cause its representatives and its subsidiaries’ representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any person conducted with respect to any acquisition proposal and to promptly (i) send written notice demanding that any such person or its representatives in possession of non-public information of the Company or its subsidiaries return or destroy such information and (ii) terminate all physical and electronic data access previously granted to such persons.
Exceptions
Notwithstanding the prohibition on solicitation and negotiation described above, and subject to the notice provisions described below, at any time prior to obtaining approval of the Merger Agreement by our stockholders, in response to an unsolicited, bona fide written acquisition proposal received after the date of the Merger Agreement and which the Company Board determines in good faith, after consulting with outside legal counsel and its financial advisor constitutes a superior proposal or would reasonably be expected to result in a superior proposal, and failure to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law, the Company Board may:
•
provide information regarding the Company and its subsidiaries to the person who made such acquisition proposal; provided that, any such information that was not previously provided to Gentex is concurrently made available to Gentex and provided that, prior to furnishing such information, the Company receives from the person making such acquisition proposal an executed confidentiality agreement with terms no less restrictive to the other party than those applicable to Gentex under the confidentiality agreement between the Company and Gentex; and

•
participate in discussions or negotiations with any such person and its representatives and potential sources of financing regarding such acquisition proposal.

The Merger Agreement also provides that nothing in the Merger Agreement will prohibit the Company or the Company Board from (i) complying with Rule 14e-2, Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, including making any “stop, look and listen” communication to its stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act, or (ii) making any disclosure to the Company’s stockholders if the Company Board determines in good faith, after consultation with its outside legal advisor, that failure to do so would be inconsistent with its fiduciary obligations under applicable law.

Notice
The Company must promptly (and, in any event, within 24 hours), notify Gentex of any inquiries, proposals or offers with respect to an acquisition proposal or which would reasonably be expected to lead to an acquisition proposal, or any request for information relating to the Company or any of its subsidiaries or for access to the business, properties, assets, books or records of the Company or any of its subsidiaries by any person that the Company believes may be considering making, or has made, an acquisition proposal. Such notice must identify the material terms and conditions of any such proposal or offer and the material content of any such inquiry, as applicable. The Company must keep Gentex informed as to the status and details of any such acquisition proposal or request on a reasonably prompt basis, including promptly (but in no event later than within 24 hours of receipt) providing to Gentex copies of all correspondence and written materials sent or provided to the Company or any of its subsidiaries that describes the terms or conditions of any acquisition proposal (as well as written summaries of any material oral communications addressing such matters) or any amendment thereto.
An “acquisition proposal” means any proposal or offer with respect to (i) a merger, consolidation or other business combination, tender offer, exchange offer or any transaction involving the purchase or acquisition of 15% or more of the shares of Company Common Stock, including as a result of a primary issuance of Company common stock, or (ii) a direct or indirect purchase, sale, lease, transfer or acquisition of the assets of the Company and its subsidiaries that constitute or account for (a) more than 15% of the consolidated net revenues of the Company, consolidated net income of the Company or consolidated book value of the Company; or (b) more than 15% of the fair market value of the assets of the Company (other than any such proposal or offer made by Gentex, Merger Sub or any of their affiliates).
A “superior proposal” means any unsolicited, bona fide acquisition proposal which the Company Board concludes in good faith (after consultation with its financial advisor and outside legal counsel), taking into account all factors the Company Board acting in good faith considers to be appropriate (including (i) any proposal by Gentex in writing to amend or modify the terms of the Merger Agreement, (ii) the identity of the person making such acquisition proposal, and (iii) the consideration, terms, conditions, timing, likelihood of consummation, financing terms and legal, financial, and regulatory aspects of such acquisition proposal), (a) would, if consummated, be more favorable to the Company’s stockholders from a financial point of view than the transactions contemplated by this Agreement (provided, that for the purpose of this definition, references to “15%” in the definition of acquisition proposal shall be deemed to be references to “80%”), and (b) is reasonably expected to be consummated on the terms proposed.
Change of Company Board Recommendation
Except as permitted by the terms of the Merger Agreement as described below, neither the Company Board nor any committee of the Company Board may:
•
fail to include the Company Board recommendation in the proxy statement;

•
withdraw, withhold, qualify or modify (or publicly propose or resolve to withdraw, withhold, qualify or modify) the Company Board recommendation in a manner adverse to Gentex or Merger Sub;

•
if a tender or exchange offer for shares of the Company is commenced, fail to recommend against accepting such offer within ten business days after such offer is first commenced or subsequently amended in any material respect;

•
following the public disclosure of an acquisition proposal, fail to publicly reaffirm the Company Board recommendation within five business days after Gentex requests a reaffirmation of such recommendation; or

•
approve, authorize or recommend (or publicly propose to approve, authorize or recommend) or publicly declare advisable any acquisition proposal, any other proposal that would reasonably be expected to lead to any acquisition proposal or acquisition agreement.

Notwithstanding the foregoing, subject to the notice, good faith negotiation and determination requirements described below, the Company Board may:
•
make a change of the Company Board recommendation if the Company Board determines in good faith, after consulting with outside legal counsel and its financial advisor, that the failure to make such a change in Company Board recommendation would be inconsistent with the Company Board’s fiduciary duties under applicable law and either:
•
an intervening event (as defined below) has occurred; or

•
an unsolicited written acquisition proposal is made that the Company Board concludes in good faith after consultation with its financial advisor and outside legal counsel would, if consummated, constitute a superior proposal and that did not arise from or in connection with a breach of the obligations described in “The Merger Agreement — Acquisition Proposals” and this section “The Merger Agreement — Change of Company Board Recommendation.”

However, a change of Company Board recommendation in response to a superior proposal or intervening event or action to terminate the Merger Agreement may not be made unless and until the Company has complied in all material respects with the restrictions applicable to the change of Company Board recommendation and has given Gentex written notice of such action at least five days in advance, setting forth in writing that the Company Board intends to consider whether to take such action, the reasons for such action and, as applicable, the material terms and conditions of such superior proposal or a reasonable description of such intervening event. During such five-day period, the Company and its legal and financial advisors must negotiate in good faith with Gentex and its representatives (to the extent Gentex wishes to negotiate) to make any revisions to the terms of the Merger Agreement as would permit the Company Board to not effect a change of Company Board recommendation or take such action to terminate the Merger Agreement. Any material amendment to any acquisition proposal will be deemed to be a new acquisition proposal for purposes of such notice requirements.
An “intervening event” means a material event, fact, circumstance, development, change or occurrence or the consequences of any of the foregoing that is unknown and not reasonably foreseeable to the Company Board as of the date of the Merger Agreement that does not result from or arise out of an acquisition proposal or a superior proposal; provided, that the following events, facts, circumstances, developments, changes or occurrences shall not constitute an intervening event: (a) changes in the market price or trading volume of the capital stock or the debt instruments or credit ratings of the Company or its subsidiaries, (b) the fact that the Company meets or exceeds internal or published projections, budgets, forecasts or estimates of revenues, earnings or other financial results for any period, (c) changes in business or political conditions or in capital, credit or financial markets in general, including (i) changes in interest rates and changes in exchange rates, or (ii) the effect of any potential or actual government shutdown, (d) changes, effects, events, occurrences, states of facts or developments generally affecting the industry or the markets in which the Company and its subsidiaries participate, and (e) changes after the date of this Agreement in accounting requirements or principles or in applicable laws or the interpretation or enforcement thereof (provided, however, that the underlying causes of such change or fact shall not be excluded by clauses (a)-(e)).
Covenants of Gentex
Employee Matters
The Merger Agreement provides that Gentex will provide or cause to be provided to each employee of the Company and its subsidiaries on the Closing Date who remains in the active employment of the Surviving Corporation and its subsidiaries (the “Continuing Employees”) compensation and benefits following the Effective Time pursuant to the following terms:
•
Compensation.   For a period commencing on the Effective Time and ending on the date that is 12 months following the Closing Date of the Merger, Gentex will provide Continuing Employees base salary or wage rate that is no less favorable than those provided by the Company immediately before the consummation of the Merger, and a target annual incentive opportunity that is substantially comparable in the aggregate to the target annual incentive opportunity provided by the Company prior to the Effective Time.

•
Severance.   For a period commencing on the Effective Time and ending on the date that is 12 months following the Closing Date, Gentex will provide severance benefits that are no less favorable than the severance benefits that were provided by the Company immediately before the consummation of the Merger.

•
Other Compensation and Benefits.   For a period commencing on the Effective Time and ending on the date that is 12 months following the Closing Date of the Merger, Gentex will provide Continuing Employees benefits, including long-term incentive compensation, defined contribution retirement plan, vacation, health and welfare, fringe, and equity compensation, but excluding retiree medical and defined benefit plan benefits, that are substantially comparable in the aggregate to those provided by the Company immediately prior to the Effective Time. Further, Gentex or an affiliate of Gentex shall sponsor, maintain or establish or cause to be sponsored, maintained or established, a defined contribution 401(k) plan, and shall cause Continuing Employees to become eligible to participate in such 401(k) plan as promptly as reasonably practicable following the Closing Date.

Gentex will (i) credit each Continuing Employee with all years of service for which such Continuing Employee was credited before the consummation of the Merger under any comparable benefit plans for purposes of eligibility to participate and vesting for a Continuing Employee in any benefit plan of Gentex or its affiliates and for purposes of determining the level of vacation benefits, except to the extent such credit would result in duplication of benefits; (ii) use commercially reasonable efforts to waive all limitations as to preexisting conditions and limitations, exclusions, actively-at-work requirements, waiting periods and any other restriction that would prevent immediate or full participation under any benefit plan of Gentex or its affiliates; (iii) use commercially reasonable efforts to cause all pre-existing condition exclusions, evidence of insurability requirements and actively-at-work requirements under any benefit plan of Gentex or its affiliates to be waived with respect to the Continuing Employees and their eligible dependents, and (iv) use commercially reasonable efforts to recognize for each Continuing Employee and their eligible dependents for purposes of applying annual deductibles, co-payments and out-of-pocket minimums under any benefit plan of Gentex or its affiliates any deductibles, co-payments and out-of-pocket expenses paid by such Continuing Employee and their eligible dependents during the plan year in which the closing of the Merger occurs.
Indemnification; Directors’ and Officers’ Insurance
From and after the Effective Time, Gentex will, and will cause the Surviving Corporation to, indemnify, defend and hold harmless, to the fullest extent permitted by law each of the past and present directors, officers and employees of the Company and its subsidiaries against any liabilities (including attorneys’ fees) incurred in connection with any legal proceeding or investigation in connection with, arising out of or pertaining to (a) that fact that such person is or was a director, officer, employee or fiduciary of the Company or any of its subsidiaries, or (b) matters existing or occurring at or prior to the Effective Time (including in connection with the transactions contemplated by the Merger Agreement).
Prior to the Effective Time, the Company will, and if the Company is unable to, Gentex will cause the Surviving Corporation to, obtain and fully pay the premium for “tail” insurance policies for the extension of directors’ and officers’ liability insurance, fiduciary liability insurance and employee practices liability insurance (to the extent applicable to directors of the Company as of the date of the Merger Agreement), in each case for a claims reporting or discovery period of six years after the Effective Time with respect to any claim related to matters existing or occurring at or prior to the Effective Time from the Company’s insurance carrier as of the date of the Merger Agreement or one or more insurance carriers with the same or better credit rating as such carrier with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as the Company’s existing policies; subject to a cap of 300% of the last aggregate annual premium paid by the Company prior to the date of the Merger Agreement.
Gentex Vote
Gentex is required to vote, or caused to be voted, any shares of Company Common Stock beneficially owned by it or is subsidiaries in favor of the adoption of the Merger Agreement at the Company’s stockholder meeting, and at all postponements, recesses or adjournments thereof.
Efforts to Complete the Merger
Subject to the terms and conditions of the Merger Agreement, the Company, Gentex and Merger Sub have agreed to use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to cooperate with each other in order to do, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by the Merger Agreement, including but not limited to:
•
preparing and filing all forms, notifications, registrations and notices required to be filed to consummate the Merger and the other transactions contemplated by the Merger Agreement; and

•
obtaining and maintaining any requisite consent, approval, authorization, waiver or order required to be obtained from any third party, including from any governmental authority.

In addition to the above, the Company and Gentex agreed to (i) make any necessary filings under applicable antitrust laws with respect to the transactions contemplated by the Merger Agreement as promptly as practicable and, with respect to any necessary filings under the HSR Act, within ten business days after the date of the Merger Agreement, (ii) supply at the earliest practicable date any additional information and documentary material that may be requested pursuant to antitrust laws, (iii) coordinate and cooperate in connection with their respective efforts to obtain termination or expiration of any applicable waiting period and clearances, approvals and decisions under antitrust laws as promptly as practicable, and (iv) keep outside counsel for the other party promptly informed of any communications from a governmental authority relating to the transactions contemplated by the Merger Agreement and provide them with a reasonable opportunity to review any proposed communication with any governmental authority, and consult with outside antitrust counsel for the other party prior to any meeting or conference with any governmental authority, and attend and participate in such meetings or conferences.
Additionally, Gentex and Merger Sub agreed to use their reasonable best efforts to resolve or eliminate every impediment that may be asserted by a governmental entity with respect to the transactions contemplated by the Merger Agreement.
Notwithstanding the foregoing, in no event will (i) Gentex or Merger Sub be required to take actions that would, or would reasonably be expected to (in Gentex’s reasonable opinion) result in a material and adverse effect on the Company and its controlled affiliates, taken as a whole, (ii) Gentex be required to take or agree to take any action with respect to its assets, products, product lines, services or business, or those of its affiliates, or (iii) Gentex or Merger Sub be required to respond to a Second Request or any comparable formal or informal request or in-depth review pursuant to any other applicable law (including under any Antitrust Law) from any governmental authority.
Conditions to the Merger
The respective obligations of the Company, Gentex and Merger Sub to consummate the Merger are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:
•
no governmental authority may have enacted, entered or enforced any order or law that is in effect and enjoins or makes unlawful the consummation of the Merger;

•
the Merger Agreement must have been duly approved by the Company’s stockholders; and

•
any statutory waiting period (and any extensions thereof) applicable to the consummation of the Merger under the HSR Act and, any waiting periods applicable to any other required antitrust filings with a governmental authority applicable to the consummation of the Merger shall have expired or been terminated, or the applicable consent obtained.

The obligations of Gentex and Merger Sub to consummate the Merger are also subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:
•
we must have performed in all material respects all material obligations to be performed by us under the Merger Agreement at or prior to the Effective Time;

•
(i) our representations and warranties set forth in the Merger Agreement in the “organization”, “standing and corporate power”, “authority”, “non-contravention”, “subsidiaries”, “takeover laws” and “brokers fees” sections must be true and correct in all respects as of the date of the Merger Agreement and as of the Effective Time as though made as of the Effective Time (or, in the case of those representations and warranties that are made as of a particular date or period, as of such date or period); (ii) our representations and warranties set forth in the Merger Agreement in the “capitalization” section must be true and correct in all respects as of the date of the Merger Agreement and as of the Effective Time as though made as of the Effective Time (or, in the case of those representations and warranties that are made as of a particular date or period, as of such date or period), with the exception of inaccuracies that are individual or in the aggregate de minimis; and (iii) our other representations and warranties set forth in the Merger Agreement must have been true and correct (disregarding all qualifications or limitations as to “materially”, “material adverse effect” and words of similar import) as of the date of the Merger Agreement and as of the Effective Time as though made as of the Effective Time (or, in the case of those representations and warranties that are made as of a particular date or period, as of such date or period), except where the failure of any such representation and warranty to be true and correct would not reasonably be expected to have, individually or in the aggregate, a material adverse effect;
•
Gentex must have received a certificate signed by the chief executive officer or chief financial officer of the Company certifying that the two above conditions have been satisfied; and

•
there must not have occurred any event, occurrence, revelation or development of a state of circumstances or facts which, individually or in the aggregate, has had a material adverse effect on the Company.

Our obligation to consummate the Merger is subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:
•
Gentex and Merger Sub must have performed in all material respects all material obligations to be performed by them under the Merger Agreement at or prior to the Effective Time;

•
the representations and warranties of Gentex and Merger Sub set forth in the Merger Agreement must have been true and correct (disregarding all qualifications or limitations as to “materially”, “material adverse effect” and words of similar import) as of the date of the Merger Agreement and as of the Effective Time as though made as of the Effective Time (or, in the case of those representations and warranties that are made as of a particular date or period, as of such date or period), except where the failure of any such representation and warranty to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a material adverse effect; and

•
we must have received a certificate signed by a duly authorized officer of Gentex certifying that all of the above conditions have been satisfied.

Termination
We and Gentex may, by mutual written consent, terminate the Merger Agreement and abandon the Merger at any time prior to the Effective Time, notwithstanding any approval of the Merger Agreement by our stockholders.
The Merger Agreement may also be terminated and the Merger abandoned at any time prior to the Effective Time as follows:
•
by either Gentex or the Company, if:

•
the Merger has not been consummated by June 17, 2025; provided that the terminating party has not breached any provision of the Merger Agreement in any manner that resulted in the failure of the Merger to be consummated by such date;

•
any governmental authority of competent jurisdiction has enacted, entered or enforced any order or law permanently enjoining, restraining, prohibiting or making illegal the consummation of the Merger, which order or law has become final and non-appealable, provided that the terminating party has not breached or failed to perform any obligation under the Merger Agreement that was the primary factor resulting in the issuance of such order or law; or

•
our stockholders do not approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger at the special meeting or at any adjournment or postponement of the special meeting, provided that the terminating party has not breached or failed to perform any obligation under the Merger Agreement in a manner that caused such failure.
•
by Gentex, if:

•
at any time before, but not after, Company stockholder approval has been obtained, (i) the Company Board has made and not withdrawn an adverse change of the Company Board recommendation that stockholders approve the Merger Agreement and the Merger, or (ii) there has been a breach (other than any breach that is immaterial by its nature) by the Company of its obligations to hold the special meeting of stockholders to approve the transaction, or the restriction on solicitation of other acquisition proposals; or

•
there has been a violation or breach of any representation, warranty, covenant or agreement made by the Company in the Merger Agreement that would cause the conditions to the consummation of the Merger not to be satisfied and (i) such violation or breach has not been waived by Gentex; (ii) Gentex has provided written notice to the Company of such violation or breach and its intent to terminate the Merger Agreement; and (iii) such violation or breach cannot be cured by the end date or has not been cured by the Company within 30 days of receipt of such written notice; provided that Gentex and Merger Sub are not then in material breach of the Merger Agreement.

•
by the Company, if:

•
there has been a material violation or material breach of any representation, warranty, covenant or agreement made by Gentex or Merger Sub in the Merger Agreement that would cause the conditions to the consummation of the Merger not to be satisfied and (i) such violation or breach has not been waived by the Company; (ii) the Company has provided written notice to Gentex of such violation or breach and its intent to terminate the Merger Agreement; and (iii) such violation or breach cannot be cured by the end date or has not been cured by Gentex within 30 days of receipt of such written notice; provided that the Company is not then in material breach of the Merger Agreement; or

•
at any time before, but not after, Company stockholder approval has been obtained, the Company Board has determined to enter into an alternative acquisition agreement with respect to a superior proposal in compliance with the terms of the Merger Agreement; provided that concurrently with or as promptly as reasonably practicable following such termination, the Company shall enter into such alternative acquisition agreement with respect to such superior proposal and make the required payment.

Termination Fee
A termination fee of $7,500,000 would be payable by us to Gentex in the event the Merger Agreement is terminated:
•
by Gentex if (i) the Company Board has made and not withdrawn an adverse change of Company Board recommendation that stockholders approve the Merger Agreement and the Merger, or (ii) there has been a breach (other than any violation or breach that is immaterial by its nature) by the Company of its obligations to hold the special meeting of stockholders to approve the transaction or the restriction on solicitation of other acquisition proposals;

•
by the Company if the Company Board or Transaction Committee has determined to enter into an alternative acquisition agreement with respect to a superior proposal in compliance with the terms of the Merger Agreement, including the requirements described under “The Merger Agreement — Acquisition Proposals,” and the Company enters into such agreement; or

•
by either Gentex or the Company if the Merger has not been consummated by June 17, 2025; provided that (i) before termination of the Merger Agreement, an acquisition proposal has been publicly announced or publicly made known to the Company’s stockholders before the Merger Agreement is terminated; and (ii) within 12 months after termination, the Company consummates a transaction contemplated by an acquisition proposal for 80% or more of the Company’s common stock, or assets representing 80% or more of the Company’s assets, consolidated net revenues or consolidated book value.
Fees and Expenses
All fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement will be paid by the party incurring such fees and expenses, whether or not the Merger is completed, except that all filing fees paid in respect of the HSR Act and any filing made under any other antitrust laws will be paid by Gentex.
Remedies
In the event the termination fee becomes payable, and is paid, by the Company, such termination fee will be the sole and exclusive remedy for monetary damages to which Gentex and Merger Sub will be entitled. In no event will the Company be required to pay the Termination Fee more than once.
The parties agreed in the Merger Agreement that irreparable harm would occur in the event that any of the provisions of the Merger Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the parties is entitled to seek to enforce specifically the terms and provisions of the Merger Agreement and to obtain or to seek an injunction restraining any breach or violation or threatened breach or violation of the provisions of the Merger Agreement, and each party waived (i) any defense in any action for specific performance that a remedy at law would be adequate and (ii) any requirement to post a bond or other form of security as a prerequisite to obtaining equitable relief.
Gentex and Merger Sub may pursue, in the alternative, both a grant of specific performance and the payment of the termination fee, but under no circumstances will Gentex and Merger Sub be permitted or entitled to receive both a grant of specific performance and the termination fee.
Modification or Amendment; Waiver
Subject to applicable law and the terms of the Merger Agreement, the parties to the Merger Agreement may amend or modify any provision of the Merger Agreement by a writing executed by such parties, except that after the Company obtains stockholder approval of the Merger Agreement, there may not be any amendment or modification that would require additional stockholder approval without such approval first having been obtained. The conditions to the obligations of Gentex, Merger Sub and the Company to consummate the Merger may be waived in whole or in part by a writing executed by the party against whom the waiver is to be effective.
Governing Law and Jurisdiction
The Merger Agreement and its enforcement will be governed by the laws of the State of Delaware without regard to conflicts of law provisions thereof. Any disputes arising out of or relating to the Merger Agreement must be brought in the state or federal courts of the State of Delaware.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
This proxy statement contains forward-looking statements. All statements, other than statements of historical facts, including statements concerning the Company’s plans, objectives, goals, beliefs, strategy and strategic objectives, future events, business conditions, results of operations, financial position, business outlook, business trends and other information, as well as statements related to the expected timing, completion, financial benefits, and other effects of the proposed merger, may be forward-looking statements. These statements are based on current expectations of future events and may include words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates, expectations and assumptions and involve a number of known and unknown economic, business, competitive, technological, and/or regulatory risks, uncertainties and other factors that could cause the Company’s future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Risks and uncertainties include, but are not limited to:
•
the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its shares of Class A Common Stock;

•
the failure to satisfy the conditions to the consummation of the proposed merger, including the adoption of the Merger Agreement by the stockholders of the Company, and the receipt of certain governmental and regulatory approvals in a timely manner or at all or that such approvals may be subject to conditions that are not anticipated;

•
the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement;

•
the effect of the announcement or pendency of the proposed merger on the Company’s business relationships, operating results and business generally;

•
the risk that the proposed merger disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed merger;

•
the risk of litigation and/or regulatory actions related to the proposed merger or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future;

•
the risk that the proposed merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, employees, stockholders and other business partners and on its operating results and business generally;

•
the risk that the Company’s business will be adversely impacted during the pendency of the acquisition;

•
significant transaction costs;

•
risks related to disruption of management attention from ongoing business operations due to the proposed merger; and

•
supply chain issues and chip shortages, increasing interest rates and any deterioration of the global business and economic environment.

The foregoing list of risk factors is not exhaustive. Readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2024, filed with the SEC on May 14, 2024, the Company’s Quarterly Report for the quarter ended November 30, 2024, filed with the SEC on February 7, 2025 and other reports and documents filed from time to time with the SEC. Although the Company believes that the forward-looking statements included in this proxy statement are based upon reasonable assumptions, it cannot guarantee future results, events, levels of activity, performance or achievements. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as otherwise required by law. You are cautioned not to place undue reliance on these forward-looking statements.

PARTIES TO THE MERGER
The Company
VOXX International Corporation
2351 J. Lawson Blvd.
Orlando, FL 32824
Telephone: (800) 645-7750
The Company.   The Company was incorporated in Delaware on April 10, 1987, under its former name, Audiovox Corp., as successor to a business founded in 1960 by John J. Shalam, a director of the Company and its former Chairman of the Board. The Company is a leader in the automotive electronics and consumer electronics industries. The Company has built leading positions in in-vehicle entertainment and automotive security, as well as in a number of premium audio market segments, and more. The Company is a global corporation, with an extensive distribution network that includes power retailers, mass merchandisers, 12-volt specialists and many of the world’s leading automotive manufacturers. The Company’s telephone number is (800) 645-7750. For additional information about the Company, see “Where You Can Find More Information” or visit the Company’s website at https://www.voxxintl.com/history/. The information provided on the Company’s website is not part of this proxy statement and is not incorporated by reference in this proxy statement.
Gentex
Gentex Corporation
600 North Centennial Street
Zeeland, MI 49464
Telephone: (616) 772-1800
Gentex.   Gentex was incorporated in Michigan on January 11, 1974. Gentex is a leading supplier of digital vision, connected car, dimmable glass and fire protection technologies. Gentex’s principal executive office is 600 North Centennial Street, Zeeland, Michigan 49464 and the telephone number of the principal executive office is (616) 772-1800. Gentex’s common stock, par value $0.06 per share, is traded on the Nasdaq Global Select Market under the trading symbol “GNTX”.
Merger Sub
Instrument Merger Sub, Inc.
c/o Gentex Corporation
600 North Centennial Street
Zeeland, MI 49464
Telephone: (616) 772-1800
Merger Sub.   Merger Sub is a direct, wholly owned subsidiary of Gentex and was incorporated in Delaware on December 11, 2024 solely for the purpose of completing the Merger and has conducted no business activities other than those related to the structuring and negotiation of the Merger. The principal executive office of Merger Sub is c/o Gentex Corporation, 600 North Centennial Street, Zeeland, Michigan 49464 and the telephone number of the principal executive office is (616) 772-1800.

THE SPECIAL MEETING
Date, Time and Place
This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by the Company Board for use at the Special Meeting to be held virtually via live webcast on March 31, 2025, starting at 10:00 a.m., or at any postponement or adjournment thereof, at www.virtualshareholdermeeting.com/VOXX2025SM.
Purpose of the Special Meeting
At the Special Meeting, holders of shares of Company Common Stock entitled to vote at the Special Meeting will be asked to approve:
•
the Merger Agreement Proposal;

•
the Compensation Proposal; and

•
the Adjournment Proposal.

Our stockholders must approve the Merger Agreement Proposal in order for the Merger to occur. If our stockholders fail to approve the Merger Agreement Proposal, the Merger will not occur. Approval of the Compensation Proposal and approval of the Adjournment Proposal are not conditions to completion of the Merger. A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference in this proxy statement in its entirety. We encourage you to read the Merger Agreement carefully in its entirety.
The votes on the Compensation Proposal and the Adjournment Proposal are separate and apart from the Merger Agreement Proposal. Accordingly, a stockholder may vote in favor of the Compensation Proposal and/or Adjournment Proposal and vote not to approve the Merger Agreement Proposal (and vice versa).
Recommendation of the Company Board
Based on the unanimous recommendation of the Transaction Committee, the Company Board (other than Mr. Downing, who recused himself) recommends that you vote:
•
“FOR” the Merger Agreement Proposal;

•
“FOR” the Compensation Proposal; and

•
“FOR” the Adjournment Proposal.

You should read “Special Factors — Purpose and Reasons of the Company for the Merger; Recommendation of the Company Board and the Transaction Committee; Fairness of the Merger” for a discussion of the factors that the Transaction Committee and the Company Board considered in deciding to recommend the approval of the Merger Agreement. See also “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger.”
Record Date and Quorum
We have fixed February 24, 2025 as the Record Date for the Special Meeting, and only record holders of shares of Company Common Stock as of the close of business on the Record Date are entitled to notice of, and to attend and vote at, the Special Meeting or any adjournment or postponement thereof. You are entitled to receive notice of, and to attend and vote at, the Special Meeting if you are a record holder of the shares of Company Common Stock at the close of business on the Record Date.
The holders of the outstanding shares of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to one vote for each outstanding share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to ten votes for each outstanding share of Class B Common Stock owned of record on the Record Date. As of the Record Date, there were 20,266,915 shares of Class A Common Stock and 2,260,954 shares of Class B Common Stock outstanding and entitled to vote at the Special Meeting.
The holders of a majority of the outstanding shares of Company Common Stock as of the Record Date must be present at the Special Meeting, attending the Special Meeting virtually or represented by proxy, in order to constitute a quorum, for the purposes of holding the Special Meeting and conducting business.
The shares of Company Common Stock entitled to vote at and represented at the Special Meeting, that are not voted, including the shares of Company Common Stock for which a stockholder directs an abstention from voting, if any, will be counted for purposes of establishing a quorum. Once a share of Company Common Stock entitled to vote at the Special Meeting is represented at the Special Meeting, it will be counted for the purpose of determining a quorum at the Special Meeting and any adjournment of the Special Meeting. However, if a new record date is set for the adjourned Special Meeting, a new quorum will have to be established. In the event that a quorum is not present at the Special Meeting, the stockholders who are present or represented by proxy may be asked to vote as to whether the Special Meeting will be adjourned to another time and/or place.
Vote Required
The approval of the Merger Agreement Proposal requires the affirmative vote of the holders of (i) at least a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL and (ii) at least 66 and two-thirds percent of the voting power of the outstanding shares of Company Common Stock that is not held by Gentex, Merger Sub or their affiliates, as required pursuant to Section 203 of the DGCL. For the Merger Agreement Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
The approval of the Compensation Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon. For the Compensation Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon, assuming that a quorum is present. For the Adjournment Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
For each of the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal, the holders of the outstanding shares of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to one vote for each outstanding share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to ten votes for each outstanding share of Class B Common Stock owned of record on the Record Date.
Voting Intentions of the Company’s Directors and Executive Officers
Our directors and executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of the shares of Company Common Stock owned directly by them “FOR” the Merger Agreement Proposal, “FOR” the Compensation Proposal, and “FOR” the Adjournment Proposal.
As of the Record Date, directors and executive officers of the Company, as a group, owned and were entitled to vote 2,649,895 shares of Class A common stock and 2,183,086 shares of Class B common stock or approximately 57.1% of the total voting power of the outstanding shares of Company Common Stock. The Company currently expects that these directors and executive officers will vote their shares in favor of the Merger Agreement Proposal and each of the other proposals described in this proxy statement, although none of them are obligated to do so other than John Shalam and Ari Shalam, pursuant to the terms of the Voting Agreement. See the section titled “Special Factors — The Voting and Support Agreement.” For purposes of clarity, the shares of Company Common Stock owned and entitled to be voted by all directors and executive officers (i) will be included in determining whether the Merger Agreement has been approved by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL, and the other proposals, and with the exception of the shares of Class A Common Stock owned by Mr. Downing, will be included in determining whether the Merger Agreement has been approved by the affirmative vote of the holders of at least 66 and two-thirds percent of the voting power of the outstanding shares of Company Common Stock that is not held by Gentex, Merger Sub or their affiliates.
Affiliates of John Shalam and Ari Shalam, directors of the Company, Ari Shalam individually, and certain of John Shalam’s and Ari Shalam’s family members (the “Supporting Stockholders”), entered into a Voting Agreement with Gentex and Merger Sub concurrently with the execution and delivery of the Merger Agreement. The Supporting Stockholders are record and beneficial owners of shares of Company Common Stock representing approximately 57% of the voting power of the Company Common Stock and approximately 67.4% the voting power of the outstanding shares of Company Common Stock that is not held by Gentex, Merger Sub or their affiliates. Pursuant to the Support Agreement, the Supporting Stockholders agreed to vote their shares of Company Common Stock in favor of adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger, and against (i) any proposal involving a competing merger, consolidation or other business combination, (ii) any action that would reasonably be expected to result in a breach of or failure to perform any representation, warranty, covenant or agreement of the Company under the Merger Agreement, (iii) any action that would reasonably be expected to prevent or materially delay or impede the consummation of the transactions contemplated by the Merger Agreement, including the Merger, (iv) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, material business transaction, sale of assets, reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its subsidiaries, and (v) any amendment of the Company’s organizational documents that would reasonably be expected to impair the ability of the Company, Gentex or Merger Sub to complete the Merger, or that would or would reasonably be expected to prevent, impede, frustrate, interfere with, delay, postpone or adversely affect the consummation of the Merger, among other things, until the earlier of receipt of stockholder approval of the Merger Agreement and the Merger, termination of the Merger Agreement in accordance with its terms, or the Company taking certain actions constituting an adverse recommendation change with respect to its recommendation that stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger, subject to certain customary exceptions allowing John Shalam and Ari Shalam to carry out their fiduciary duties as directors of the Company, or otherwise act in their capacity as directors of the Company. A copy of the Voting Agreement is attached as Annex B to this proxy statement and is incorporated by reference in the proxy statement in its entirety.
As of the date of the filing of this proxy statement, Gentex owns 6,463,808 shares of Class A Common stock, representing approximately 15.1% of the total voting power of the outstanding shares of Company Common Stock. Pursuant to the Merger Agreement, Gentex has agreed to vote its shares of Class A Common Stock in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby.
Voting
Stockholders of Record
If your shares of Company Common Stock are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares of Company Common Stock, the stockholder of record or record holder. This proxy statement and proxy card have been sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to us (or another proxyholder) or to vote electronically at the Special Meeting. If you have requested printed proxy materials, we have enclosed a proxy card for you to use.
If you do not attend the Special Meeting and fail to vote, either electronically or by proxy, your shares of Company Common Stock will not be voted at the Special Meeting, and will not be counted for purposes of determining whether a quorum exists.

Additionally, if you do not attend the Special Meeting and fail to vote, either electronically or by proxy, your failure to vote will have (a) the effect of counting “AGAINST” the Merger Agreement Proposal with respect to the approval threshold requiring the affirmative vote of the holders of (i) at least a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL and (ii) at least 66 and two-thirds percent of the voting power of the outstanding shares of Company Common Stock that is not held by Gentex, Merger Sub or their affiliates, as required pursuant to Section 203 of the DGCL, and (b) no effect on the Compensation Proposal (so long as a quorum is present) or the Adjournment Proposal (regardless of whether a quorum is present).
Beneficial Owners
If your shares of Company Common Stock are held through a broker, bank or other nominee, you are considered the beneficial owner of those shares of Company Common Stock held in “street name.” In that case, this proxy statement has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares of Company Common Stock, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares of Company Common Stock by following their instructions for voting. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these shares of Company Common Stock electronically at the Special Meeting unless you submit a legal proxy from your broker, bank or other nominee.
Your broker, bank or other nominee will only be permitted to vote your shares of Company Common Stock if you instruct your broker, bank or other nominee as to how to vote. You should follow the instructions provided by your broker, bank or other nominee regarding the voting of your shares of Company Common Stock. Under applicable stock exchange rules, absent your instructions, a broker, bank or other nominee does not have discretionary authority to vote on “non-routine” matters and all of the matters to be considered at the Special Meeting are, under such rules, “non-routine.” As a result, absent specific instructions from the beneficial owner of such shares of Company Common Stock, your broker, bank or other nominee is not empowered to vote such shares of Company Common Stock.
If you instruct your broker, bank or other nominee how to vote on at least one, but not all, of the proposals to be considered at the Special Meeting, your shares of Company Common Stock will be voted according to your instructions on those proposals for which you have provided instructions and will be counted as present for purposes of determining whether a quorum is present at the Special Meeting. If you hold shares beneficially in “street name” and do not provide your broker, bank or other nominee with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when banks, brokers and other nominees are not permitted to vote on certain non-discretionary matters without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Each of the Merger Agreement Proposal, Compensation Proposal, and the Adjournment Proposal are anticipated to be non-routine matters.
A failure to provide instructions with respect to any of the proposals, and a broker non-vote with respect to the following proposals, will have (a) the effect of a vote “AGAINST” the Merger Agreement Proposal with respect to the approval threshold requiring the affirmative vote of the holders of (i) at least a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL and (ii) at least 66 and two-thirds of the voting power of the outstanding shares of Company Common Stock that is not held by Gentex, Merger Sub or their affiliates and (b) no effect on the Compensation Proposal (so long as a quorum is present) or the Adjournment Proposal (regardless of whether a quorum is present).
Abstentions
An abstention will have the same effect as a vote cast “AGAINST” the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal but will count for the purpose of determining if a quorum is present at the Special Meeting.

How to Vote
Your vote is important. You may submit a proxy to vote via the Internet, by telephone, by mail or by attending the Special Meeting and voting electronically, all as described below. The control number located on your proxy card is designed to verify your identity and allow you to submit a proxy for your shares of Company Common Stock, and to confirm that your voting instructions have been properly recorded when submitting a proxy over the Internet or by telephone. If you requested printed materials and choose to submit a proxy by telephone or via the Internet, you do not need to return your proxy card or voting instruction form. If you are a stockholder of record, telephone and Internet facilities for proxy submission are available now and will be available twenty-four (24) hours a day until 11:59 p.m., on March 30, 2025. If you are the beneficial owner of shares of Company Common Stock held in “street name,” your broker, bank or other nominee will provide instructions as to whether you may submit your voting instructions via the Internet or by telephone and any applicable deadlines.
The Internet.   If you are a stockholder of record, you may submit your proxy via the Internet by following the instructions provided set forth on the enclosed proxy card. If, as of the Record Date, you are the beneficial owner of shares of Company Common Stock held in “street name” by your broker, bank or other nominee, you will need to go to the website provided on the enclosed voting instruction form. Have your proxy card or voting instruction form in hand when you access the voting website. On the Internet site for submitting your instructions, you can confirm that your instructions have been properly recorded.
Telephone.   If you are a stockholder of record, you can also submit a proxy to vote your shares by following the instructions set forth on your enclosed proxy card. If, as of the Record Date, you are the beneficial owner of shares of Company Common Stock held in “street name” by your broker, bank or other nominee, you can cause your shares to be voted by telephone by dialing the number specified on your enclosed voting instruction form. Voice prompts will allow you to vote your shares of Company Common Stock and confirm that your instructions have been properly recorded. Have your proxy card or voting instruction form in hand when you call.
Mail.   If you are a stockholder of record or if, as of the Record Date, you are the beneficial owner of shares of Company Common Stock held in “street name” by your broker, bank or other nominee, and you have requested printed proxy materials, you may choose to submit a proxy or voting instructions to vote your shares by mail, by marking your enclosed proxy card or voting instruction form, dating and signing it, and returning it in the accompanying prepaid reply envelope. If the envelope is missing and you are the beneficial owner of shares of Company Common Stock held in “street name” by your broker, bank or other nominee, please mail your completed voting instruction form to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail.
Voting at the Special Meeting.   If you are a stockholder of record you may vote by attending the Special Meeting online and casting your vote electronically. The method or timing of your vote by proxy will not limit your right to vote at the Special Meeting if you attend the Special Meeting and vote electronically. If, as of the Record Date, you are the beneficial owner of shares of Company Common Stock held in “street name” by your broker, bank or other nominee, and you wish to vote electronically at the Special Meeting, you will need to provide proof of ownership, such as a recent account statement or letter from your broker, bank or other nominee, along with proper identification. Please note that if you are a beneficial owner and wish to vote electronically at the Special Meeting, you must have a legal proxy from your broker, bank or other nominee naming you as the proxy. You should allow yourself enough time prior to the Special Meeting to obtain this proxy from the holder of record.
The shares of Company Common Stock for which proxies are received electronically, telephonically, or by proxy card properly marked, dated, signed and not revoked, will be voted at the Special Meeting.
If, as of the Record Date, you are the beneficial owner of shares of Company Common Stock held in “street name” by your broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares of Company Common Stock voted. Those instructions will identify which of the above choices are available to you in order to have your shares of Company Common Stock voted.

The control number located on your proxy card is designed to verify your identity and allow you to submit a proxy for your shares of Company Common Stock, and to confirm that your voting instructions have been properly recorded when submitting a proxy over the Internet or by telephone.
Please refer to the instructions on your proxy card or voting instruction form to determine the deadlines for submitting a proxy over the Internet or by telephone. If you choose to submit your proxy by mailing a proxy card, your proxy card must be received by our Corporate Secretary by the time the Special Meeting begins.
If you vote by proxy, regardless of the method you choose to submit a proxy, the individuals named on the enclosed proxy card, and each of them, with full power of substitution will vote your shares of Company Common Stock in the way that you indicate. When completing the Internet or telephone proxy processes or the proxy card, you may specify whether your shares of Company Common Stock should be voted “FOR” or “AGAINST,” or to “ABSTAIN” from voting on, all, some or none of the specific items of business to come before the Special Meeting.
If you properly sign your proxy card but do not mark the boxes indicating how your shares of Company Common Stock should be voted on a matter, the shares of Company Common Stock represented by your properly signed proxy will be voted “FOR” the Merger Agreement Proposal, “FOR” the Compensation Proposal and “FOR” the Adjournment Proposal.
If you have any questions or need assistance voting your shares of Company Common Stock, please contact our Corporate Secretary, Janine Russo, at (631) 436-6306.
IT IS IMPORTANT THAT YOU SUBMIT A PROXY FOR YOUR SHARES PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, AS PROMPTLY AS POSSIBLE, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE OR SUBMIT YOUR PROXY OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES AND VOTE AT THE SPECIAL MEETING.
Proxies and Revocation
Any stockholder of record entitled to vote at the Special Meeting may submit a proxy over the Internet, by telephone or by returning the enclosed proxy card in the accompanying prepaid reply envelope or may vote electronically by attending the Special Meeting and casting your vote online. If, as of the Record Date, you are the beneficial owner of shares of Company Common Stock held in “street name” by your broker, bank or other nominee, you should instruct your broker, bank or other nominee on how to vote your shares of Company Common Stock using the instructions provided by your broker, bank or other nominee. If you fail to submit a proxy or to vote electronically at the Special Meeting, or you do not provide your broker, bank or other nominee with instructions, as applicable, your shares of Company Common Stock will not be voted at the Special Meeting, which will have the same effect as a vote cast “AGAINST” the Merger Agreement Proposal and will not have any effect on the Compensation Proposal and the Adjournment Proposal (so long as a quorum is present).
You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by (1) submitting another proxy, including a proxy card, at a later date by telephone or on the Internet or by timely delivery of a validly executed, later-dated proxy, (2) giving written notice of revocation to our Corporate Secretary, which must be filed with our Corporate Secretary before the Special Meeting begins, or (3) attending the Special Meeting and voting electronically. If, as of the Record Date, you are the beneficial owner of shares of Company Common Stock held in “street name” by your broker, bank or other nominee, please refer to the information forwarded by your broker, bank or other nominee for procedures on revoking your proxy.
Only your last submitted proxy with respect to any shares will be considered. Please cast your vote “FOR” each of the proposals, following the instructions in your proxy card or voting instruction form provided by your broker, bank or other nominee, as promptly as possible.

Adjournments and Postponements
Any adjournment of the Special Meeting may be made from time to time by the affirmative vote of the holders of a majority of the voting power of the shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon, regardless of whether a quorum is present, without further notice other than by an announcement made at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but there are not sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal, then our stockholders may be asked to vote on a proposal to approve one or more proposals to adjourn the Special Meeting, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement Proposal (as further described in “Adjournment of the Special Meeting (The Adjournment Proposal — Proposal 3)”). Any adjournment of the Special Meeting for the purpose of soliciting additional proxies with respect to any such proposal will allow our stockholders who have already sent in their proxies to revoke them at any time with respect to such proposal prior to their use at the reconvened Special Meeting.
The holders of the outstanding shares of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to one vote for each outstanding share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to ten votes for each outstanding share of Class B Common Stock owned of record on the Record Date.
Anticipated Date of Completion of the Merger
We are working to complete the Merger as promptly as practicable. Assuming timely satisfaction of necessary closing conditions, we anticipate that the Merger will be completed during the first six months of 2025. If our stockholders vote to approve the Merger Agreement Proposal, the Merger will become effective as promptly as practicable following the satisfaction or waiver of the other conditions to the Merger as set forth in the Merger Agreement, and in any event, at the Effective Time.
Appraisal Rights
If the Merger is consummated, stockholders who continuously hold shares of Company Common Stock from the date of making the demand described below through the effective date of the Merger, who do not vote such shares of Company Common Stock in favor of the adoption of the Merger Agreement and who properly demand appraisal of such shares of Company Common Stock and who do not effectively withdraw their demands or otherwise lose their rights of appraisal will be entitled to seek appraisal of such shares of Company Common Stock in connection with the Merger under Section 262 of the DGCL (“Section 262”). The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is attached to this proxy statement as Annex D and is incorporated by reference in this proxy statement in its entirety. The following summary does not constitute any legal or other advice and does not constitute a recommendation that stockholders exercise their appraisal rights under Section 262. All references in Section 262 and in this summary to a “stockholder” are to the record holder of shares of Company Common Stock unless otherwise expressly noted therein or herein. Only a holder of record of shares of Company Common Stock is entitled to demand appraisal of such shares of Company Common Stock registered in that holder’s name. A person having a beneficial interest in shares of Company Common Stock held of record in the name of another person, such as a broker, bank or other nominee, must act promptly to cause the record holder to make a demand for appraisal and follow the steps set forth in Section 262 (and summarized below) properly and in a timely manner to perfect appraisal rights. If you hold your shares of Company Common Stock through a broker, bank or other nominee and you wish to exercise appraisal rights, you should consult with such broker, bank or other nominee.
Under Section 262, if the Merger is completed, holders of shares of Company Common Stock who: (i) submit a written demand for appraisal to the Company before the vote is taken on the adoption of the Merger Agreement; (ii) do not submit a proxy with respect to, or otherwise vote, the shares of Company Common Stock for which such holders seek appraisal in favor of the proposal to adopt the Merger Agreement; (iii) continue to hold such shares of Company Common Stock of record on and from the date of the making of the demand through the effective date of the Merger; and (iv) comply with all other procedures for exercising appraisal rights under Section 262 of the DGCL may be entitled to have such shares of Company Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of such shares of Company Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be fair value, if any, as determined by the court. However, because the Class A Common Stock will be listed on a national securities exchange immediately prior to the consummation of the Merger, after an appraisal petition has been filed, the Delaware Court of Chancery will dismiss appraisal proceedings as to all holders of Class A Common Stock who have asserted appraisal rights with respect to such shares unless (i) the total number of shares of Class A Common Stock for which appraisal rights have been pursued and perfected exceeds 1% of the outstanding shares of Class A Common Stock eligible for appraisal; or (ii) the value of the aggregate Per Share Merger Consideration in respect of the shares of Class A Common Stock for which appraisal rights have been pursued and perfected exceeds $1 million (conditions (i) and (ii) referred to as the “ownership thresholds”). Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the effective date of the Merger through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period. However, at any time before the Delaware Court of Chancery enters judgment in the appraisal proceedings, the Surviving Corporation may voluntarily pay to each stockholder entitled to appraisal an amount in cash pursuant to subsection (h) of Section 262, in which case such interest will accrue after the time of such payment only on an amount that equals the difference, if any, between the amount so paid and the “fair value” of the shares of Company Common Stock as determined by the Delaware Court of Chancery, in addition to any interest accrued prior to the time of such voluntary cash payment, unless paid at such time. The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than twenty (20) days prior to the meeting, must notify each of its stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available that appraisal rights are available and include in the notice a copy of Section 262.
This proxy statement constitutes the Company’s notice to stockholders that appraisal rights are available in connection with the Merger, and the full text of Section 262 is attached to this proxy statement as Annex D, in compliance with the requirements of Section 262. In connection with the Merger, any holder of shares of Company Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such holder’s right to do so, should review Annex D carefully. Failure to comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A stockholder who loses his, her, its or their appraisal rights will be entitled to receive the Per Share Merger Consideration described in the Merger Agreement, without interest thereon. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of any shares of Company Common Stock, the Company believes that if a stockholder considers exercising such rights, that stockholder should seek the advice of legal counsel. To the extent there are any inconsistencies between the summary of Section 262 contained herein and Section 262, Section 262 will govern.
Stockholders wishing to exercise the right to seek an appraisal of their shares of Company Common Stock must do ALL of the following:
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NOT vote the shares of Company Common Stock for which appraisal is sought in favor of the proposal to adopt the Merger Agreement;

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deliver to the Company a written demand for appraisal of such shares of Company Common Stock before the vote on the Merger Agreement at the Special Meeting, which written demand must reasonably inform the Company of the identity of the stockholder who intends to demand appraisal of his, her, its or their shares of Company Common Stock and that such stockholder intends thereby to demand appraisal of such shares of Company Common Stock;

•
continuously hold such shares of Company Common Stock on and from the date of making the demand through the effective date of the Merger (a stockholder will lose appraisal rights with respect to any shares the stockholder transfers before the Effective Time and after delivering a written demand for appraisal); and

•
otherwise comply with the applicable procedures and requirements set forth in Section 262.

In addition, a petition for appraisal rights must be filed in the Delaware Court of Chancery requesting a determination of the fair value of such shares of Company Common Stock within 120 days after the effective date of the Merger. This may be undertaken by any stockholder (or any person who is the beneficial owner of shares of Company Common Stock held either in a voting trust or by a broker, bank or other nominee on behalf of such person) who has complied with the foregoing requirements and who is otherwise entitled to appraisal right or by the Surviving Corporation. The Surviving Corporation is under no obligation to file any petition and has no intention of doing so.
In addition, because Company Common Stock will be listed on a national securities exchange immediately prior to the Merger, one of the ownership thresholds must be met or the appraisal proceedings with respect to any shares of Class A Common Stock for which appraisal is sought.
Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, a stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the Merger Agreement or abstain from voting.
Written Demand
Any holder of shares of Company Common Stock wishing to exercise appraisal rights must deliver to the Company, before the vote on the adoption of the Merger Agreement at the Special Meeting at which the proposal to adopt the Merger Agreement will be submitted to stockholders, a written demand for the appraisal of the stockholder’s shares of Company Common Stock, and that stockholder must not vote such shares of Company Common Stock or submit a proxy for such shares of Company Common Stock in favor of the adoption of the Merger Agreement that is not revoked. A holder of shares of Company Common Stock exercising appraisal rights must hold of record the shares of Company Common Stock on the date the written demand for appraisal is made and must continue to hold the shares of Company Common Stock of record through the effective date of the Merger. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, and it will constitute a waiver of the stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal.
Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights for such stockholder’s shares of Company Common Stock must submit a proxy containing instructions to vote against the adoption of the Merger Agreement or abstain from voting, with respect to such shares of Company Common Stock. Neither voting against the adoption of the Merger Agreement nor abstaining from voting or failing to vote on the proposal to adopt the Merger Agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote against the adoption of the Merger Agreement. A stockholder’s failure to make the written demand prior to the taking of the vote on the adoption of the Merger Agreement at the Special Meeting will constitute a waiver of appraisal rights.
Only a holder of record of shares of Company Common Stock is entitled to demand appraisal rights for the shares of Company Common Stock registered in that holder’s name. A demand for appraisal in respect of shares of Company Common Stock must be executed by or on behalf of the holder of record, and must reasonably inform the Company of the identity of the holder and state that the person intends thereby to demand appraisal of the holder’s shares of Company Common Stock in connection with the Merger. If the shares of Company Common Stock are owned of record in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner, and if the shares of Company Common Stock are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand must be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two (2) or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners. A record holder such as a broker, bank or other nominee who holds shares of Company Common Stock as nominee for several beneficial owners may exercise appraisal rights with respect to the shares of Company Common Stock held for one or more beneficial owners, while not exercising appraisal rights for other beneficial owners. In such case, the written demand should set forth the number of shares of Company Common Stock as to which appraisal is sought, and where no number of shares of Company Common Stock is expressly mentioned it will be presumed to cover all shares of Company Common Stock held in the name of the record owner. If a stockholder holds shares of Company Common Stock through a broker who in turn holds the shares of Company Common Stock through a central securities depositary nominee such as Cede & Co., a demand for appraisal of such shares of Company Common Stock must be made by or on behalf of the depository nominee and must identify the depository nominee as the record holder.
STOCKHOLDERS WHO HOLD THEIR SHARES THROUGH A BROKER, BANK OR OTHER NOMINEE AND WHO WISH TO EXERCISE APPRAISAL RIGHTS SHOULD CONSULT WITH THEIR BROKER, BANK OR OTHER NOMINEE, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BROKER, BANK OR OTHER NOMINEE TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER, BANK OR OTHER NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to the Company at 2351 J. Lawson Blvd, Orlando, FL 32824, and may not be submitted by electronic submission. Such written demand must be delivered to and received by the Company before the vote on the adoption of the Merger Agreement at the Special Meeting.
Any holder of shares of Company Common Stock who has delivered a written demand to the Company and who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her, its or their demand for appraisal and accept the consideration offered pursuant to the Merger Agreement by delivering to the Company a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than sixty (60) days after the effective date of the Merger will require written approval of the Surviving Corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that this shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the Per Share Merger Consideration, without interest thereon, less any applicable withholding taxes, within sixty (60) days after the effective date of the Merger. If an appraisal proceeding is commenced and the Company, as the Surviving Corporation, does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any stockholder who withdraws such stockholder’s demand in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a stockholder, the stockholder will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to or more than the Per Share Merger Consideration being offered pursuant to the Merger Agreement.
Notice by the Surviving Corporation
If the Merger is completed, within ten days after the effective date of the Merger, the Surviving Corporation will notify each holder of shares of Company Common Stock who has properly made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the adoption of the Merger Agreement, that the Merger has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the effective date of the Merger, the Surviving Corporation or any holder of shares of Company Common Stock who has complied with Section 262 and is otherwise entitled to seek appraisal under Section 262 (including for this purpose any beneficial owner of the relevant shares of Company Common Stock) may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a stockholder

(or beneficial owner), demanding a determination of the fair value of the shares of Company Common Stock held by all dissenting stockholders entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and stockholders should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Company Common Stock. Accordingly, any holders of shares of Company Common Stock who desire to have their shares of Company Common Stock appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of Company Common Stock within the time and in the manner prescribed in Section 262. If no such petition is filed by the Surviving Corporation or a holder of shares of Company Common Stock who has demanded appraisal (or a beneficial owner of such shares) within the period specified in Section 262, appraisal rights will be lost as to all stockholders’ previous written demand for appraisal.
Within 120 days after the effective date of the Merger, any holder of shares of Company Common Stock who has complied with the requirements of Section 262 and who is otherwise entitled to appraisal rights thereunder will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares of Company Common Stock not voted in favor of the adoption of the Merger Agreement and with respect to which the Company has received demands for appraisal, and the aggregate number of holders of such shares of Company Common Stock. The Surviving Corporation must provide this statement to the requesting stockholder within ten days after receipt by the Surviving Corporation of the written request for such a statement or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later. A beneficial owner of shares of Company Common Stock held either in a voting trust or by a broker, bank or other nominee on behalf of such person may, in such person’s own name, file a petition seeking appraisal or request from the Surviving Corporation the foregoing statements. As noted above, however, the demand for appraisal can only be made by a stockholder of record.
If a petition for an appraisal is duly filed by a holder of shares of Company Common Stock and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within twenty (20) days after such service to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares of Company Common Stock and with whom agreements as to the value of their shares of Company Common Stock have not been reached. Upon the filing of any such petition, the Delaware Court of Chancery may order that notice of the time and place fixed for the hearing on the petition be mailed to the Surviving Corporation and all of the stockholders shown on the written statement described above at the addresses stated therein. Such notice will also be published at least one week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware, or in another publication determined by the court. The costs of these notices are borne by the Surviving Corporation.
After notice to stockholders as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the stockholders who demanded payment for their shares of Company Common Stock to submit their stock certificates (if any) to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings and, if any stockholder fails to comply with the direction, the Delaware Court of Chancery may dismiss that stockholder from the proceedings. The Delaware Court of Chancery will dismiss appraisal proceedings as to all shares of Class A Common Stock for which appraisal rights have been asserted if neither of the ownership thresholds is met.
Determination of Fair Value
After determining the holders of shares of Company Common Stock entitled to appraisal and that at least one of the ownership thresholds described above has been satisfied as to any holders of Class A Common Stock seeking appraisal rights, the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of Company Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value.

In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the court in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment. However, at any time before the Delaware Court of Chancery enters judgment in the appraisal proceedings, the Surviving Corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case such interest will accrue after the time of such payment only on an amount that equals the difference, if any, between the amount so paid and the “fair value” of the shares of Company Common Stock as determined by the Delaware Court of Chancery, in addition to any interest accrued prior to the time of such voluntary payment, unless paid at such time.
In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
Stockholders considering seeking appraisal should be aware that the fair value of their shares of Company Common Stock as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares of Company Common Stock and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262. No representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Per Share Merger Consideration. Neither the Company nor Gentex anticipates offering more than the Per Share Merger Consideration to any stockholder exercising appraisal rights, and each of the Company and Gentex reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share is less than the Per Share Merger Consideration. If a petition for appraisal is not timely filed then the right to an appraisal will cease. If neither of the ownership thresholds described above has been satisfied with respect to the shares of Class A Common Stock for which appraisal is sought, then the right to an appraisal will cease with respect to such shares. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and charged upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by a stockholder in connection with an appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the shares of Company Common Stock entitled to be appraised. In the absence of such determination or assessment, each party bears its own expenses.
If any stockholder who demands appraisal of his, her, its or their shares of Company Common Stock under Section 262 fails to perfect, or effectively loses or withdraws, such holder’s right to appraisal, the stockholder’s shares of Company Common Stock will be deemed to have been converted at the Effective Time into the right to receive the Per Share Merger Consideration, without interest thereon, less any applicable withholding taxes, subject to and in accordance with the terms and conditions of the Merger Agreement. A stockholder will fail to perfect, or effectively lose or withdraw, the holder’s right to appraisal if no petition for appraisal is filed within 120 days after the effective date of the Merger or if the stockholder delivers to the Surviving Corporation an effective written withdrawal of the holder’s demand for appraisal and an acceptance of the Per Share Merger Consideration, either within sixty (60) days after the effective date of the Merger with respect to any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party or thereafter with the written approval of the Surviving Corporation, in accordance with Section 262. In addition, a holder of shares of Class A Common Stock will fail to perfect, or effectively lose or withdraw, the holder’s right to appraisal with respect to such shares if neither of the ownership thresholds described above has been satisfied with respect to the shares of Class A Common Stock for which appraisal is sought.
From and after the effective date of the Merger, no stockholder who has demanded appraisal rights will be entitled to vote such shares of Company Common Stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions on the holder’s shares of Company Common Stock, if any, with a record date as of a time prior to the Effective Time. If no petition for an appraisal is filed, or if the stockholder delivers to the Surviving Corporation a written withdrawal of the demand for an appraisal and an acceptance of the Merger, either within sixty (60) days after the effective date of the Merger or thereafter with the written approval of the Surviving Corporation, then the right of such stockholder to an appraisal will cease. Once a petition for appraisal is filed with the Delaware Court of Chancery, however, the appraisal proceeding may not be dismissed as to any stockholder without the approval of the court, and such approval may be conditioned upon such terms as the court deems just; provided, however, that the foregoing shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the Merger within sixty (60) days after the effective date of the Merger. In addition, a holder of shares of Class A Common Stock will fail to perfect, or effectively lose or withdraw, the holder’s right to appraisal with respect to such shares if neither of the ownership thresholds described above has been satisfied with respect to the shares of Class A Common Stock for which appraisal is sought.
Failure to comply with all of the procedures set forth in Section 262 may result in the loss of a stockholder’s statutory appraisal rights. Consequently, any stockholder wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
Solicitation of Proxies; Payment of Solicitation Expenses
Solicitation of proxies will initially be made by mail. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, over the Internet or in person, but will not be paid any additional amounts for soliciting proxies. The Company will bear the cost of soliciting proxies.
The Company will reimburse brokers, banks, other nominees, custodians and fiduciaries representing beneficial owners of the shares of Company Common Stock for their expenses in forwarding soliciting materials to beneficial owners of our shares of Company Common Stock and in obtaining voting instructions from those owners.
Questions and Additional Information
If you have additional questions about the Special Meeting, the Merger or this proxy statement, need assistance in submitting your proxy or voting your shares of Company Common Stock, or need additional copies of the proxy statement or the enclosed proxy card or voting instructions, please contact our Corporate Secretary, Janine Russo, at:
VOXX International Corporation
Attention: Janine Russo
2351 J. Lawson Blvd.
Orlando, Florida 32824
(800) 645-7750

THE MERGER (THE MERGER AGREEMENT PROPOSAL — PROPOSAL 1)
The Proposal
The Company is asking you to approve the Merger Agreement Proposal. A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference in this proxy statement in its entirety.
General
We are asking our stockholders to consider and vote on the approval and adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Gentex. If the Merger is completed, the holders of shares of Company Common Stock (other than the Excluded Holders) will have the right to receive the Per Share Merger Consideration of $7.50 per share of Company Common Stock in cash, without interest, subject to and in accordance with the terms and conditions set forth in the Merger Agreement. For a detailed description of the Merger Agreement and the transactions contemplated thereby, including the Merger, see “The Merger Agreement.”
As discussed in the section entitled “Special Factors — Purpose and Reasons of the Company for the Merger; Recommendation of the Company Board and the Transaction Committee; Fairness of the Merger,” the Company Board has determined that the Merger Agreement and the transactions contemplated thereby, including the Merger is advisable, fair to, and in the best interests of, the Company and the Company stockholders.
Our stockholders must approve the Merger Agreement Proposal in order for the Merger to occur. If our stockholders fail to approve the Merger Agreement Proposal, the Merger will not occur.
Vote Required
The approval of the Merger Agreement Proposal requires the affirmative vote of holders of (i) at least a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote in accordance with the DGCL and (ii) at least 66 and two-thirds percent of the voting power of the outstanding shares of Company Common Stock that is not held by Gentex, Merger Sub or their affiliates, as required pursuant to Section 203 of the DGCL.
The holders of the outstanding shares of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to one vote for each outstanding share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to ten votes for each outstanding share of Class B Common Stock owned of record on the Record Date.
The Supporting Stockholders are record and beneficial owners of shares of Company Common Stock representing approximately 57% of the voting power of the Company Common Stock and approximately 67.4% of the voting power of the outstanding shares of Company Common Stock that is not held by Gentex, Merger Sub or their affiliates. Pursuant to the Voting Agreement, the Supporting Stockholders agreed, among other things, to vote their shares of Company Common Stock in favor of the approval and adoption of the Merger Agreement and of the transactions contemplated thereby, including the Merger, subject to the terms of the Voting Agreement. The Supporting Stockholders granted an irrevocable proxy to the Gentex Group, which may be exercised with respect to any Supporting Stockholder that breaches its voting obligations. If the Supporting Stockholders vote in favor of adoption of the Merger Agreement Proposal or Gentex exercises its proxy in accordance with the terms of the Voting Agreement, then the Merger Agreement Proposal will be approved.
Appraisal Rights
If the Merger is consummated, stockholders who properly demand appraisal for shares that they continuously hold shares of Company Common Stock through the effective date of the Merger, who do not vote such shares of Company Common Stock in favor of the adoption of the Merger Agreement and who do not effectively withdraw their demands or otherwise lose their rights to seek appraisal will be entitled to seek appraisal of such shares of Company Common Stock in connection with the Merger under Section 262 of the DGCL. This means that holders of shares of Company Common Stock who perfect their appraisal rights, who do not thereafter effectively withdraw their demand for appraisal or otherwise lose their rights to seek appraisal, and who follow the procedures in the manner prescribed by Section 262 of the DGCL will be entitled to have such shares of Company Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of such shares of Company Common Stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be fair value, if any, as determined by the Delaware Court of Chancery (or in certain circumstances described in further detail in the section of this proxy statement captioned “The Special Meeting — Appraisal Rights,” on the difference between the amount determined to be the fair value and the amount paid by the Surviving Corporation in the Merger to each stockholder entitled to appraisal prior to the entry of judgment in any appraisal proceeding). Due to the complexity of the appraisal process, stockholders who wish to seek appraisal of their shares of Company Common Stock are encouraged to review Section 262 of the DGCL carefully and to seek the advice of legal counsel with respect to the exercise of appraisal rights.
The Company stockholders considering seeking appraisal should be aware that the fair value of their shares of Company Common Stock as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares of Company Common Stock.
To exercise your appraisal rights, you must: (i) submit a written demand for appraisal to the Company before the vote is taken on the adoption of the Merger Agreement; (ii) not submit a proxy with respect to, or otherwise vote, the shares of Company Common Stock for which you seek appraisal in favor of the proposal to adopt the Merger Agreement; (iii) continue to hold such shares of Company Common Stock of record on and from the date of the making of the demand through the effective date of the Merger; and (iv) comply with all other procedures for exercising appraisal rights under Section 262 of the DGCL. Your failure to follow the procedures specified under Section 262 of the DGCL may result in the loss of your appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of the shares of Class A Common Stock for which appraisal is sought in connection with the Merger unless certain stock ownership conditions are satisfied by the holders of Class A Common Stock seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in the section of this proxy statement captioned “The Special Meeting — Appraisal Rights,” which is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights. A copy of Section 262 of the DGCL is reproduced and attached as Annex D to this proxy statement and is incorporated by reference in this proxy statement in its entirety. Only a holder of record of shares of Company Common Stock is entitled to demand appraisal of such shares of Company Common Stock registered in that holder’s name. If, as of the Record Date, you are the beneficial owner of shares of Company Common Stock held in “street name” by your broker, bank or other nominee and you wish to exercise appraisal rights, you should consult with such broker, bank or other nominee to determine the appropriate procedures for the making of a demand for appraisal by such broker, bank or other nominee.
Vote Recommendation
The Company Board recommends that you vote “FOR” the Merger Agreement Proposal.

MERGER-RELATED EXECUTIVE COMPENSATION ARRANGEMENTS
(THE COMPENSATION PROPOSAL — PROPOSAL 2)
The Proposal
The Company is asking you to approve the Compensation Proposal.
General
As required by Item 402(t) of Regulation S-K and Section 14A of the Exchange Act, the Company is providing its stockholders with the opportunity to cast a non-binding, advisory vote to approve certain payments and/or benefits that may be received pursuant to compensation arrangements with the Company’s named executive officers in connection with the Merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the section captioned “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger — Golden Parachute Compensation.”
The Company believes that those certain payments and/or benefits that may be received pursuant to compensation arrangements with the Company’s named executive officers in connection with the Merger are reasonable and demonstrate that the Company’s executive compensation program was designed appropriately and structured to ensure the retention of talented executive officers and a strong alignment with the long-term interests of the Company stockholders. This vote is not intended to address any specific item of compensation, but rather the overall compensation that may become payable to the Company’s named executive officers in connection with the Merger. In addition, this vote is separate and independent from the vote of stockholders to approve the Merger Agreement Proposal. The Company asks that its stockholders vote “FOR” the following resolution:
“RESOLVED, that the payments and/or benefits that may be received pursuant to compensation arrangements for the Company’s named executive officers in connection with the Merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the “Golden Parachute Compensation” table and the footnotes to that table contained in the section captioned “Special Factors — Interests of Executive Officers and Directors of the Company in the Merger,” is hereby APPROVED on a non-binding, advisory basis.”
This vote is advisory, and therefore, it will not be binding on the Company, nor will it overrule any prior decision or require the Company Board (or any committee thereof) to take any action. Accordingly, regardless of the outcome of the advisory vote, the Company’s named executive officers may be or become entitled to certain payments and/or benefits pursuant to compensation arrangements in connection with the Merger, as disclosed in this proxy statement. However, the Company Board values the opinions of the Company stockholders, and to the extent that there is any significant vote against the Compensation Proposal, the Company Board will consider stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns.
Vote Required
The approval of the Compensation Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon.
The holders of the outstanding shares of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to one vote for each outstanding share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to ten votes for each outstanding share of Class B Common Stock owned of record on the Record Date.
Vote Recommendation
The Company Board recommends that you vote “FOR” the Compensation Proposal.

ADJOURNMENT OF THE SPECIAL MEETING
(THE ADJOURNMENT PROPOSAL — PROPOSAL 3)
The Proposal
The Company is asking you to approve the Adjournment Proposal.
General
The Company is asking you to approve one or more proposals to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal.
If the Company stockholders approve the Adjournment Proposal, the Company may adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously provided proxies to vote against the approval of the Merger Agreement Proposal (other than in respect of any proposal for which the vote has been taken and the polls have been closed at the Special Meeting). Among other things, approval of the Adjournment Proposal could mean that, even if the Company had received proxies representing a sufficient number of votes against the Merger Agreement Proposal such that the Merger Agreement Proposal would be defeated, the Company could adjourn the Special Meeting without a vote on the Merger Agreement Proposal and seek to convince the holders of those shares of Company Common Stock to change their votes to votes in favor of any such proposal. Additionally, the Company may seek to adjourn the Special Meeting if a quorum is not present at the Special Meeting. Under our bylaws, the person presiding over the Special Meeting also has the authority to adjourn the Special Meeting regardless of the outcome of the vote on the Adjournment Proposal.
Vote Required
The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of Company Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon, irrespective of whether a quorum is present.
The holders of the outstanding shares of Class A Common Stock and Class B Common Stock vote together as a single class. Each record holder of Class A Common Stock is entitled to one vote for each outstanding share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock is entitled to ten votes for each outstanding share of Class B Common Stock owned of record on the Record Date.
Vote Recommendation
The Company Board recommends that you vote “FOR” the Adjournment Proposal.

OTHER IMPORTANT INFORMATION REGARDING THE COMPANY
Directors and Executive Officers of the Company
The Company Board presently consists of seven (7) members. The persons listed below are the directors and executive officers of the Company as of the date of this proxy statement. Each of the directors and executive officers of the Company is a citizen of the United States, other than Beat Kahli, who is a citizen of Switzerland.
From and after the Effective Time, the Merger Agreement provides that (a) the directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation, and such directors will serve until the earlier of their resignation or removal or until their respective successors have been duly elected and qualified, as the case may be, and (b) the officers of Merger Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.
Neither the Company, nor any of the Company’s directors or executive officers listed below has, to the knowledge of the Company, been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors). In addition, neither the Company, nor any of the Company’s directors or executive officers listed below has, to the knowledge of the Company, during the past five years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
All of the Company’s directors and executive officers can be reached c/o VOXX International Corporation, 3251 J. Lawson Blvd., Orlando, FL 32824, (800) 645-7750, and each of the directors and executive officers is a citizen of the United States. The ages given below are as of January 2, 2025.
Directors
Set forth below is biographical information of each of the Company’s directors as of January 2, 2025.
Name	Age	Position
Ari M. Shalam	54	Chairman of the Board
Patrick M. Lavelle	72	Director, Chief Executive Officer
Beat Kahli	60	Director
John J. Shalam	91	Director, Chairman Emeritus
Denise Waund Gibson	64	Director
John Adamovich, Jr.	71	Director
Steven Downing	46	Director
Ari M. Shalam.   Mr. Shalam has over 22 years of experience in the real estate investment business in sourcing, finance, acquisition, development and management of commercial, retail and residential properties and has been a Director of VOXX since July 2011. Presently, Mr. Shalam is Managing Partner of RWN Real Estate Partners, LLC, a NYC based real estate private equity investment platform. From September 2009 to April 2011, Mr. Shalam was the President of Enterprise Asset Management, Inc. with oversight of nearly one billion dollars in portfolio assets. From December 2003 to September 2009, Mr. Shalam was a senior partner and director of Taconic Investment Partners, a fully integrated real estate investment and development company. From April 2001 to December 2003, Mr. Shalam was director of acquisitions for the Kaufman Organization. From 1992-1996 and 1998-2000, Mr. Shalam was employed by the Company as VP for Strategic Planning. Mr. Shalam is a former trustee of the Trinity School in New York City, is a former member of the board of directors of Good+ Foundation, a not-for-profit entity and is a former member of the advisory board of the Institute for Urban Research at the University of Pennsylvania where he has taught Real Estate Entrepreneurship for the past five years at the Wharton School. Mr. Shalam received his BS-Economics from the Wharton School of the University of Pennsylvania and his MBA from the Harvard Business School.

Patrick M. Lavelle.   Mr. Lavelle was elected President and Chief Executive Officer of the Company on May 1, 2005. He had previously been Vice President of the Company since 1980, and was appointed Senior Vice President in 1991. In 1998, Mr. Lavelle was appointed President of VOXX Electronics Corp., the Company’s Mobile and Consumer Electronics Division. He was elected to the Company Board of Directors in 1993 and serves as a director of most of VOXX’s operating subsidiaries. Mr. Lavelle is a past Chair of the Consumer Technology Association’s Board of Directors. He is currently a member of the Board of Industry Leaders of the Consumer Technology Association’s Executive Board as an Industry Advisor and Chair of its Compensation Committee. Mr. Lavelle is also a Trustee, member of the Executive Committee of the Board, and Chair of the Advancement Committee of Marist College, located in Poughkeepsie, New York. Additionally, Mr. Lavelle is on the Board of ECD Automotive Design, a Nasdaq-listed company.
Beat Kahli.   Mr. Kahli was elected President of the Company in February 2023, and served in that capacity through February 29, 2024. Mr. Kahli was elected to the Company Board of Directors in 2021. Mr. Kahli currently serves as the founder, President and Chief Executive Officer of Avalon Park Group Holding AG, a real estate development company based in Switzerland and Orlando, Florida. Mr. Kahli currently serves on the board of directors of Advent Health Orlando, one of the largest non-profit health systems in the U.S. He has also served on the boards of many community not-for-profit organizations, including the Red Cross of Florida, the Central Florida YMCA, the University of Central Florida’s Health and Public Affairs and the Florida Hospital Orlando.
John J. Shalam.   Mr. Shalam was elected Chairman of the Company Board on May 1, 2005. He has served as President, Chief Executive Officer, and as a Director of VOXX or its predecessor from 1960 through May of 2005. From May 2005 until July 2024, Mr. Shalam served as Chairman of the Board of Directors, and in July 2024, he became Chairman Emeritus. Mr. Shalam serves as Chairman of the Investment Committee of the Consumer Technology Association.
Denise Waund Gibson.   Ms. Gibson was elected to the Company Board of Directors in 2015. Ms. Gibson is a seasoned senior executive and board member with over 30 years of experience in consumer electronics design and manufacturing, logistics and supply chain, distribution and retail services. Ms. Gibson currently serves as the co-founder and Chair of Ice Mobility, launched in 2014, a national provider and distributor of wireless products and supply chain logistics solutions. Prior thereto, Ms. Gibson served as the founder and former President/CEO of Brightstar US and as a director of Brightstar Corp. from 2001 to 2011. Brightstar is a leading services provider to the global wireless industry. Prior to joining Brightstar, she spent 17 years at Motorola. Ms. Gibson serves as an independent director on the board of Orica Limited, where she also chairs the Innovation and Technology Committee and serves on the Human Resources and Compensation Committee. She has previously served on the boards of ORBCOMM, where she served as a director on the Audit and Compensation Committees from October 2018 through October 2021; and Aerial Technologies. She also serves on the Board of Industry Leaders, serves on the Audit Committee, and has also served as a member of the executive board and as Chair of the Audit Committee, and chaired the Foundation of the Consumer Technology Association, and was former Vice Chair of CTIA’s Wireless Foundation.
John Adamovich, Jr.   Mr. Adamovich has been a Director of the Company since November 1, 2016. Mr. Adamovich has nearly fifty years of financial and management experience, and a wealth of expertise in corporate finance, corporate governance, mergers and acquisitions, and SEC and risk management compliance. In December 2024, Mr. Adamovich became a Director of Pelican AI, a company that specializes in providing AI-driven solutions for payment processing and financial crime compliance. Mr. Adamovich served as a Director of Now Vertical Group, a TSX-listed company that provides data analytics and AI solutions, software and services, from January 2021 to May 2023 and from January 2021 to December 2021 served as its Chief Financial Officer. Previously, Mr. Adamovich served as Chief Financial Officer of Aeroflex Holding Corp., a NYSE-listed aerospace and test and measurement company focused on wireless communications, or its predecessor, for almost ten years. He was responsible for all financial functions, including corporate reporting, financial planning, accounting, tax, treasury, insurance, internal audit, IT and risk management. Prior to Aeroflex, Mr. Adamovich served as Executive Vice President and Chief Financial Officer of Rainbow Media Enterprises, a subsidiary of Cablevision Systems Corporation, where he oversaw finance functions for the company’s direct broadcast satellite business, three national cable television networks and a regional movie chain. Previously thereto, he served as Group Vice President and

Chief Financial Officer and Treasurer of NYSE listed Pall Corporation, a leading manufacturer of filtration, separation and purification solutions. Earlier in his career, Mr. Adamovich held a number of roles over a more than 20-year period with KPMG, ultimately as an SEC Reviewing Partner and Professional Practice Partner.
Steven Downing.   Mr. Downing has been a Director of the Company since 2023, and currently serves as Chief Executive Officer of Gentex. Mr. Downing has been employed by Gentex since 2002. Prior to being elected Chief Executive Officer of Gentex, he served as President and Chief Operating Officer of Gentex from August 2017 to December 2017, as Senior Vice President and Chief Financial Officer of Gentex from June 2015 to August 2017, and as Vice President of Finance and Chief Financial Officer of Gentex from May 2013 to June 2015. He served in a variety of roles with Gentex before that time.
Executive Officers
Set forth below is biographical information of each of the Company’s executive officers as of January 2, 2025, other than Mr. Lavelle, the Company’s Chief Executive Officer, whose information is above.
Name	Age	Position
Loriann Shelton	67	Senior Vice President, Chief Financial Officer, Chief Operating Officer
Charles Michael Stoehr	78	Senior Vice President, Treasurer
T. Paul Jacobs	66	President and CEO of Premium Audio Company LLC, a wholly owned subsidiary of Company
Edward D. Mas	63	President of VOXX Automotive Corporation, a wholly owned subsidiary of Company
Janine Russo	63	Corporate Secretary
Loriann Shelton.   Ms. Shelton was appointed Chief Financial Officer on March 1, 2024, and continues to hold the position of Chief Operating Officer, which she has held since 2016. She held the position of Chief Accounting Officer from 2012 until 2016. She has held the position of Senior Vice President since 2006. During these periods, Ms. Shelton also served as the Chief Financial Officer of each of VOXX Electronics Corp. and VOXX Accessories Corp. (both subsidiaries of VOXX). From 1994 to 2006, Ms. Shelton was Vice President of Finance and Controller for VOXX Electronics Corp.
Charles M. Stoehr.   Mr. Stoehr currently serves as a Senior Vice President and Treasurer. He previously served as the Chief Financial Officer of the Company from 1978 through and including February 29, 2024. In 1990, he was elected Senior Vice President of the Company. Mr. Stoehr was elected to the Company Board in 1987, and served until Fiscal Year ending February 29, 2024. Additionally, Mr. Stoehr serves as a director of most of the Company’s operating subsidiaries.
T. Paul Jacobs.   Mr. Jacobs was elected President and CEO of Premium Audio Company, LLC (“PAC”) in July 2011. Prior thereto, he served as the President of both Klipsch Audio Technologies and Jamo International, and as Executive Vice President, Chief Operating Officer and Vice President of Worldwide Sales for Klipsch Group Inc. Mr. Jacobs also serves on the Audio Board of the Consumer Electronics Association.
Edward D. Mas.   Mr. Mas has been with VOXX Automotive Corp. since 2010, and has served as President and Chief Executive Officer since March 1, 2018. He most recently served as Executive Vice President at VOXX Automotive Corp., and prior thereto he was employed for 11 years at Invision Automotive Systems. Before joining Invision, Mr. Mas worked for 16 years at Panasonic Automotive Systems as Head of Manufacturing.
Janine Russo.   Ms. Russo has held the position of Corporate Secretary of the Company since August 2018. She has been the Operations Support Administrator since 2017. She previously held the position of Administrative Assistant to the chief financial officers and one of the Company’s senior vice presidents since her employment began with the Company in 2001. From 2004 to 2017, she also held the position of Building Coordinator.

Book Value per Share
As of November 30, 2024, the book value per share of Company Common Stock was $8.84. Book value per share is computed by dividing net book value by the Weighted-average shares of company common shares outstanding as of November 30, 2024. See “Special Factors — Certain Effects of the Merger — Certain Effects of the Merger for Gentex” for information regarding the calculation of net book value.
Market Price of Shares of Class A Common Stock and Dividends
Our Class A Common Stock is listed and traded on The Nasdaq Stock Market LLC under the symbol “VOXX.” There is no publicly traded market for our Class B Common Stock. At February 24, 2025 there were 20,266,915 shares of Class A Common Stock outstanding, and the closing sale price of our Class A Common Stock shares was $7.45. Also as of that date, we had approximately 595 and four stockholders of record of our Class A Common Stock and Class B Common Stock, respectively. The number for the shares of Class A Common Stock does not include the beneficial owners for whom shares are held in a “nominee” or “street” name.
We have not declared any dividends and we have no present intention to pay dividends on our Class A Common Stock or Class B Common Stock. Our Third Amended Term Loan Facility restricts our ability to declare dividends in certain situations. Additionally, we are prohibited by the Merger Agreement from declaring or paying any dividends on the shares of Company Common Stock without Gentex’s consent until the Effective Time of the Merger or the termination of the Merger Agreement.
The following table sets forth, for the periods indicated, the high and low sales prices of our Class A Common Stock as reported by The Nasdaq Stock Market LLC.
Calendar Year	High	Low
2023
First Quarter	$12.35	$8.10
Second Quarter	$14.75	$8.23
Third Quarter	$13.23	$7.27
Fourth Quarter	$11.74	$7.25
2024
First Quarter	$11.31	$7.55
Second Quarter	$8.40	$3.00
Third Quarter	$6.75	$2.27
Fourth Quarter	$8.12	$5.87
2025
First Quarter (through February 24, 2025)	$7.50	$7.30
The closing price of the shares of Class A Common Stock on December 16, 2024, the last trading day before the Company publicly announced the entry into the Merger Agreement, was $8.00 per share. The closing price of the shares of Class A Common Stock on August 26, 2024, the last trading before the announcement that the Company Board was exploring Strategic Alternatives and the Company’s receipt of Gentex’s unsolicited proposal to acquire all of the shares of Company Common Stock was $2.85.
On February 24, 2025, the most recent practicable date before this proxy statement was distributed to our stockholders, the closing price for the shares of Class A Common Stock on The Nasdaq Stock Market LLC was $7.45. You are encouraged to obtain current market quotations for the shares of Class A Common Stock in connection with voting your shares.
If the Merger is completed, there will be no further market for the shares of Class A Common Stock and, as promptly as practicable following the Effective Time and in compliance with applicable law, the Company’s securities will be delisted from The Nasdaq Stock Market LLC and deregistered under the Exchange Act.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information regarding beneficial ownership of each class of common stock as of February 4, 2025 by:
•
each person who is known by us to beneficially own more than 5% of the outstanding shares of either class of our capital stock (each, a “5% Stockholder”);

•
each of our named executive officers;

•
each of our directors; and

•
all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Except as otherwise indicated, we believe, based on the information furnished or otherwise available to us, that each person or entity named in the table has sole voting and investment power with respect to all shares of Company Common Stock shown as beneficially owned by them, subject to applicable community property laws. The percentage of beneficial ownership set forth below is based upon 20,266,915 shares of Class A Common Stock and 2,260,954 shares of Class B Common Stock issued and outstanding as of the close of business on February 4, 2025. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Company Common Stock subject to Company RSUs, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of February 4, 2025 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Notwithstanding the foregoing, the shares of Class A Common Stock presented below do not give effect to the conversion of shares of Class B Common Stock for the persons holding such securities.
Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o VOXX International Corporation, 2351 J. Lawson Blvd., Orlando, Florida 32824.
Name and Address of Beneficial Owner	Shares of Class A Common Stock Beneficially Owned(1)	Percentage of Class A Common Stock Beneficially Owned(1)	Shares of Class B Common Stock Beneficially Owned(1)	Percentage of Class B Common Stock Beneficially Owned(1)	Voting Power(2)
5% Stockholders
Gentex Corporation(3)	6,463,808	31.9%	—	—	15.1%
Shalvoxx A Holdco LLC(4)	1,915,370	9.5%	—	—	4.5%
Shalvoxx B Holdco LLC(4)	—	—	2,144,152	94.8%	50.0%
Dimensional Fund Advisors LP(5)	1,072,975	5.3%	—	—	2.5%
Named Executive Officers and Directors
John J. Shalam(6)	1,915,373	9.5%	2,144,152	94.8%	54.5%
Ari M. Shalam(7)	1,934,430	9.6%	2,183,086	96.6%	55.4%
Beat Kahli	20,000	*	—	—	*
Patrick M. Lavelle(8)	609,744	3.0%	—	—	1.4%
Denise Waund Gibson	32,100	*	—	—	*
John Adamovich, Jr.	13,000	*	—	—	*
Steven Downing	—	*	—	—	*
Loriann Shelton	26,948	*	—	—	*
Charles M. Stoehr	13,673	*	—	—	*
Ian Geise(9)	—	*	—	*	*
T. Paul Jacobs	—	*	—	*	*
All directors and executive officers as a group (12 persons)	2,649,895	13.1%	2,183,086	96.6%	57.1%

*
Indicates percentage is less than 1%.

(1)
The amounts and percentages of our common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed to be a beneficial owner of such securities as to which such person has an economic interest.

(2)
Column reflects each party’s voting power as a percentage of the voting power of all of the Company’s outstanding capital stock. Our Class B Common Stock votes on a 10 to 1 basis with our Class A Common Stock.

(3)
The information contained herein is based solely on Amendment No. 3 to Schedule 13D filed by Gentex and Merger Sub on December 18, 2024. Gentex reported sole voting and dispositive power over 6,463,808 shares of Class A Common Stock, and Gentex and Merger Sub reported shared voting power over 4,196,852 shares of Class A Common Stock (the “Proxy Shares”), consisting of 1,935,808 outstanding shares of Class A Common Stock, and 2,260,954 shares of Class A Common Stock issuable upon conversion of outstanding shares of Class B Common Stock, and shares dispositive power over zero shares. The Proxy Shares that Gentex and Merger Sub reported shared voting power over are subject to an irrevocable proxy granted by the Supporting Stockholders pursuant to the terms of the Voting Agreement, which is exercisable only to the extent that the Supporting Stockholders do not vote in accordance with the requirements of the Voting Agreement. The Proxy Shares are excluded from the number of shares of Company Common Stock reported as beneficially owned by Gentex in the above table. For additional information regarding the Voting Agreement, see “Special Factors — Voting and Support Agreement.” The principal business address for Gentex is 600 North Centennial Street, Zeeland, Michigan 49464.

(4)
As discussed in footnote (6) below, Shalvoxx A Holdco LLC and Shalvoxx B Holdco LLC are managed by John Shalam and Ari Shalam, who share voting and dispositive control over the shares of Company Common Stock held by such entities limited liability companies. The shares of Class A Common Stock and Class B Common Stock reported as owned by Shalvoxx A Holdco LLC and Shalvoxx B Holdco LLC, respectively, are also included in the number of shares of Company Common Stock reported as beneficially owned by each of John Shalam and Ari Shalam.

(5)
The information set forth herein is based solely on information contained in Amendment No. 25 to Schedule 13G filed by Dimensional Fund Advisors LP on October 31, 2024. Dimensional Fund Advisors LP disclosed that it is an investment advisor furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”), and that in certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of the Company that are owned by the Funds, and may be deemed to be the beneficial owner of the Class A shares of the Company held by the Funds. Dimensional Fund Advisors LP reported that the shares of Class A Common Stock are owned by the Funds, and Dimensional disclaims beneficial ownership of such reported shares. The address of the Dimensional Fund Advisors LP is Palisades West, Building One, 6300 Bee Cave Road, Austin, TX 78746.

(6)
The 1,915,373 shares of Class A Common Stock reported are owned by Shalvoxx A Holdco LLC, and the 2,144,152 shares of Class B Common Stock reported are owned by Shalvoxx B Holdco LLC. John Shalam and Ari Shalam are managers of each of the identified limited liability companies, and share voting and dispositive control over the shares of Company Common Stock held by the limited liability companies. Each share of Class B common stock is convertible into one share of Class A Common Stock at the option of Shalvoxx B Holdco LLC.

(7)
Includes (i) 1,915,373 shares of Class A Common Stock reported owned by Shalvoxx A Holdco LLC, (ii) 19,057 shares of Class A Common Stock owned directly by Ari Shalam, (iii) 2,144,152 shares of Class B Common Stock owned by Shalvoxx B Holdco LLC, and (iv) 38,934 shares of Class B Common Stock owned directly by Ari Shalam. John Shalam and Ari Shalam are managers of each of the identified limited liability companies, and share voting and dispositive control over the shares of Company Common Stock held by the limited liability companies. Each share of Class B common stock is convertible into one share of Class A Common Stock at the option of Shalvoxx B Holdco LLC or Ari Shalam, as applicable.

(8)
Mr. Lavelle’s shares are held through the “Patrick M. Lavelle Revocable Trust U/A Dated 11/4/2019.”

(9)
Mr. Geise’s employment with the Company terminated on August 31, 2024.

Prior Public Offerings
During the past three (3) years, neither the Company, Gentex, Merger Sub, nor any of their respective affiliates have made any underwritten public offering of the shares of Company Common Stock for cash that was registered under the Securities Act or exempt from registration under Regulation A promulgated thereunder.
Selected Historical Financial Data
Set forth below is certain selected historical financial information relating to the Company. The selected historical financial data as of and for the fiscal years ended February 29, 2024 and February 28, 2023 have been derived from the Company’s historical audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended February 29, 2024, filed with the SEC on May 14, 2024. The selected historical financial data as of and for the nine months ended November 30, 2024 and 2023 are derived from the Company’s unaudited condensed consolidated financial statements contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended November 30, 2024, filed with the SEC on February 7, 2025.
This information is only a summary and should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2024 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended November 30, 2024. More comprehensive financial information is included in those reports, including management’s discussion and analysis of the financial condition and results of operations of the Company.
Historical results are not necessarily indicative of results to be expected in any future period.
Summary Consolidated Balance Sheet
	As of November 30, 2024	As of February 29, 2024	As of February 28, 2023
	(in thousands)
Cash and cash equivalents	$6,349	$10,986	$6,134
Total current assets	$202,146	$235,868	$285,021
Total noncurrent assets	$136,680	$208,138	$234,430
Total assets	$338,826	$444,006	$519,451
Total current liabilities	$109,235	$96,983	$153,387
Total noncurrent liabilities	$25,036	$90,723	$57,223
Total liabilities	$134,271	$187,706	$210,610
Total stockholders’ equity attributable to VOXX International Corporation	$246,267	$294,867	$342,984
Non-controlling interest	$(36,911)	$(39,474)	$(37,268)
Total stockholders’ equity	$209,356	$255,393	$305,716

Summary Consolidated Statement of Operations and Comprehensive Loss
	Nine months ended November 30, 2024	Nine months ended November 30, 2023	Year ended February 29, 2024	Year ended February 28, 2023
	(in thousands, except per share data)
Net sales	$289,324	$360,828	$468,911	$534,014
Cost of sales	$218,878	$268,281	$354,892	$399,715
Gross profit	$70,466	$92,547	$114,019	$134,299
Operating loss	$(70,460)	$(17,653)	$(44,041)	$(27,277)
Net loss	$(57,846)	$(23,499)	$(45,592)	$(30,911)
Net loss attributable to non-controlling interest	$(7,023)	$(3,609)	$(4,742)	$(3,460)
Net loss attributable to VOXX International Corporation	$(50,823)	$(19,890)	$(40,850)	$(27,451)
Net loss per common share attributable to VOXX International Corporation – basic	$(2.20)	$(0.85)	$(1.74)	$(1.13)
Net loss per common share attributable to VOXX International Corporation – diluted	$(2.20)	$(0.85)	$(1.74)	$(1.13)
Certain Transactions in the Shares of Company Common Stock
Except as set forth below, and other than the Merger Agreement and agreements entered into in connection therewith, including the Voting Agreement, and certain share activity related to our equity compensation awards discussed elsewhere in this proxy statement, (i) none of the Company, the Gentex Group, and their respective affiliates have executed any transactions with respect to the shares of Company Common Stock during the past 60 days and (ii) neither the Company nor the Gentex Group have purchased shares of Company Common Stock during the past two years.
Purchases of Company Common Stock by the Company
The following table sets forth the number of shares of Class A Company Common Stock repurchased by the Company, the range of prices paid per share and the average purchase price per share for each quarter during the periods indicated. The shares were repurchased pursuant to a repurchase program adopted by the Company Board, with authorized repurchase amounts subsequently increased by the Company Board.
Period	Total Number of Shares Purchased	Range of Prices Paid Per Share	Average Purchase Price Per Share
2023 Q1	418,398	$9.29 – $12.00	$11.15
2023 Q2	365,793	$8.38 – $12.00	$10.64
2023 Q3	150,977	$7.47 – $8.73	$7.97
2023 Q4	113,089	$7.25 – $10.00	$7.69
2024 Q1	60,866	$7.92 – $8.96	$8.56
2024 Q2	64,142	$3.62 – $4.23	$3.81
2024 Q3	0	—	—
2024 Q4	0	—	—

Purchases of Company Common Stock by Gentex
The following table sets forth the number of shares of Class A Common Stock purchased by Gentex, the range of prices paid per share and the average purchase price per share for each quarter during the past two years.
Period	Total Number of Shares Purchased	Range of Prices Paid Per Share	Average Purchase Price Per Share
2023 Q1	12,449	$8.55 – $9.60	$8.83
2023 Q2	29,340	$9.45 – $12.25	$11.87
2023 Q3	86,000	$7.84 – $11.99	$9.25
2023 Q4	1,568,750	$10.00 – $10.00	$10.00
2024 Q1	1,568,750	$10.00 – $10.00	$10.00
2024 Q2	0	—	—
2024 Q3	3,152,500	$5.00 – $5.00	$5.00
2024 Q4	0	—	—

OTHER IMPORTANT INFORMATION REGARDING THE GENTEX GROUP
The Gentex Group
Gentex.   Gentex was incorporated in Michigan on January 11, 1974. Gentex is a leading supplier of digital vision, connected car, dimmable glass and fire protection technologies. Gentex’s principal executive office is 600 North Centennial Street, Zeeland, Michigan 49464 and the telephone number of the principal executive office is (616) 772-1800. Gentex’s common stock, par value $0.06 per share, is traded on the Nasdaq Global Select Market under the trading symbol “GNTX”.
Merger Sub.   Merger Sub is a wholly owned subsidiary of Gentex and was incorporated in Delaware on December 11, 2024 solely for the purpose of completing the Merger and has conducted no business activities other than those related to the structuring and negotiation of the Merger. The principal executive office of Merger Sub is c/o Gentex Corporation, 600 North Centennial Street, Zeeland, Michigan 49464 and the telephone number of the principal executive office is (616) 772-1800.
On February 7, 2023, without admitting or denying the SEC’s findings in the applicable matter, Gentex and Kevin Nash, Gentex’s Chief Financial Officer, consented to the entry of an administrative civil cease-and-desist order by the SEC (the “2023 Order”) with respect to certain violations of the federal securities laws in the third quarter of 2015 through the second quarter of 2018 (the “Relevant Period”). Gentex agreed to pay a civil monetary penalty of $4.0 million and Mr. Nash agreed to pay a civil monetary penalty of $75,000. In summary, the 2023 Order stated that, during the Relevant Period and in violation of certain federal securities laws, Gentex had deficiencies in its accounting for its employee bonus compensation programs and failed to maintain accurate books and records and sufficient internal accounting controls, and while serving as Chief Accounting Officer, Mr. Nash did not sufficiently document the bases for certain accounting entries. Gentex refers the reader to the 2023 Order for further details.
Other than the 2023 Order, neither of Gentex nor Merger Sub, has during the past five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Gentex Directors and Executive Officers
The name, position, business address, present principal occupation or employment and material occupations, positions, offices or employment for the past five (5) years of each of Gentex’s directors and executive officers are set forth below. All directors, executive officers and controlling persons listed below are citizens of the United States. The business address of Gentex Corporation is 600 North Centennial Street, Zeeland, MI 49464.
On February 7, 2023, without admitting or denying the SEC’s findings in the applicable matter, Gentex and Kevin Nash, Gentex’s Chief Financial Officer, consented to the entry of the 2023 Order with respect to certain violations of the federal securities laws in the Relevant Period. Gentex agreed to pay a civil monetary penalty of $4.0 million and Mr. Nash agreed to pay a civil monetary penalty of $75,000. In summary, the 2023 Order stated that, during the Relevant Period and in violation of certain federal securities laws, Gentex had deficiencies in its accounting for its employee bonus compensation programs and failed to maintain accurate books and records and sufficient internal accounting controls, and while serving as Chief Accounting Officer, Mr. Nash did not sufficiently document the bases for certain accounting entries. Gentex refers the reader to the 2023 Order for further details.
Other than the 2023 Order, none of the persons listed below has, to the knowledge of the Gentex Group, during the past five (5) years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). None of the persons listed below has, to the knowledge of the Gentex Group, during the past five (5) years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Gentex Directors
Set forth below is biographical information of each of Gentex’s directors as of January 2, 2025.
Name	Age	Position
Richard Schaum	78	Chairman of the Board
Joseph B. Anderson Jr.	82	Director
Leslie Brown	71	Director
Garth Deur	68	Director
Steven Downing	46	Director and Chief Executive Officer
Bill Pink	58	Director
Kathy Starkoff	67	Director
Brian Walker	63	Director
Dr. Ling Zang	56	Director
Richard Schaum.   Mr. Schaum has been General Manager of 3rd Horizon Associates LLC, a technology assessment and development company, since May 2003. From October 2003 until June 2005, he was Vice President and General Manager of Vehicle Systems for WaveCrest Laboratories, Inc., a startup company involved in the commercialization of proprietary electric propulsion systems. Prior to that, for more than thirty years, he was with DaimlerChrysler Corporation, and its predecessor, Chrysler Corporation, serving in various positions including Executive Vice President, Product Development, and General Manager of Powertrain Operations, a $7 billion business with 11 plants and 23,000 employees. Mr. Schaum is a fellow of the Society of Automotive Engineers and served as its Chairman and President from 2007 to 2008. He has also previously served on the Board of Directors of BorgWarner, Inc. and Sterling Construction Co. He is Chair of the Board and Chair of Gentex’s Compensation Committee.
Joseph B. Anderson Jr.   Mr. Anderson is the majority owner, Chairman and CEO of TAG Holdings, LLC which owns several manufacturing, service, and technology-based companies currently based in North America. He graduated from West Point with a Bachelor of Science Degree in Math and Engineering, and holds two master’s degrees from the University of California, Los Angeles. He has been awarded Honorary Doctoral degrees from Kettering University and Central Michigan University, and the Distinguished Graduate Award from West Point. Mr. Anderson attended the Army’s Command and General Staff College and is a graduate of the Harvard Advanced Management Program. During his career in the military, Mr. Anderson commanded troops as an infantry officer in the 82nd Airborne Division and served two tours of duty with the 1st Cavalry Division in Vietnam. Mr. Anderson’s military awards include two silver stars, five bronze stars, three Army Commendation Medals, and eleven Air Medals. He was selected to be a White House Fellow and worked as Special Assistant to Secretary of Commerce, Juanita Kreps, until beginning his career with General Motors. While at GM, Mr. Anderson progressed through several manufacturing and leadership roles before being appointed General Director of the Body Hardware Business Unit, a business unit with 7,000 employees and revenue of $1 billion. After 13 years of service, Mr. Anderson resigned from GM to become President and Chief Executive Officer of a privately held company, where he worked to acquire, grow, and sell businesses globally within the automotive, heavy equipment, aerospace and defense markets. He is a past chairman of the U.S. Department of Commerce Manufacturing Council, and has served on multiple local and national boards, in addition to having been the immediate past Chairman of the Federal Reserve Bank of Chicago-Detroit Branch. His community involvement includes Chairman of the Board of the National Recreation Foundation, the Horizons Upward Bound Advisory Board and the University of Michigan-Dearborn Executive Leaders Advocacy Group.
Leslie Brown.   Ms. Brown is the owner and chairperson of Metal Flow Corporation, a Holland, Michigan, based high volume producer of technically sophisticated custom metal (of various varieties) components through deep draw processes. Including operations in China, Metal Flow Corporation globally ships over one million parts daily for a variety of automotive applications, including airbags, decorative trim, emissions, fuel handling, sensors, and solenoids. As such, Ms. Brown has a significant understanding of, and experience with, challenges faced by manufacturing companies that supply the global automotive industry. In addition to her years of experience as an entrepreneurial automotive supplier, as a prominent local businesswoman serving on a variety of community organization boards of directors (including as chairperson of the Holland Hospital Board), Ms. Brown has demonstrated a high degree of professionalism and personal integrity.
Garth Deur.   Mr. Deur currently serves as managing director of Iroquois Ventures LLC, a firm providing capital formation and advisory services to private and startup companies. He has served in this role since 2016. Previously, Mr. Deur worked at Lake Michigan Financial Corporation (LMFC) from 2007 to 2016 in various roles including Chief Operating Officer, President and Chief Executive Officer. He served as Senior Vice President — Business Development for Chemical Financial Corporation after its acquisition of LMFC in 2015. Prior to joining LMFC, Mr. Deur served in significant financial and business development roles with Gentex and Johnson Controls when it acquired the former Prince Corporation. Mr. Deur spent six years as Executive Vice President of Gentex and 10 years in various executive roles at Prince Corporation/Johnson Controls. He began his career in 1982 as a CPA with Arthur Andersen LLP, specializing in the automotive industry. He has prior experience serving on numerous boards of directors.
Steven Downing.   Mr. Downing was elected Chief Executive Officer of Gentex effective as of January 1, 2018. Mr. Downing has been employed by Gentex since 2002. Prior to being elected Chief Executive Officer of Gentex, he served as President and Chief Operating Officer of Gentex from August 2017 to December 2017, as Senior Vice President and Chief Financial Officer of Gentex from June 2015 to August 2017, and as Vice President of Finance and Chief Financial Officer of Gentex from May 2013 to June 2015. He served in a variety of roles with Gentex before that time.
Bill Pink.   Dr. Pink currently serves as Ferris State University’s 19th president, and is the first African American person to lead the university since it was founded in 1884. Prior to guiding Ferris State University, Dr. Pink served as president of Grand Rapids Community College in Grand Rapids, MI, and before that served as vice president for academic affairs at Oklahoma State University-Oklahoma City Campus in Oklahoma. He is involved in governance and policy development at regional and national levels, including his appointment by Michigan’s Governor to be a leader on the Growing Michigan Together Council and serving on the Michigan Economic Development Corporation executive committee. He is a member of the Higher Learning Commission board of trustees and serves on the American Council on Education board of directors, working to shape public policy so that more students gain a quality education. In West Michigan, he serves on the boards of Corewell Health West Michigan, is board chair for the Heart of West Michigan United Way and board vice-chair for The Right Place. Dr. Pink earned a Doctor of Philosophy from the University of Oklahoma in Instructional Leadership and Academic Curriculum, a Master of Education in Physical Education and Secondary Education from the University of Central Oklahoma, and a Bachelor of Science in Physical Education and Professional Education from Oklahoma Christian University.
Kathy Starkoff.   Ms. Starkoff is the President and CEO of Orange Star Consulting, a Columbus, Ohio based information technology consulting firm. She has served in that role since 2013. Prior to that, Ms. Starkoff was Chief Information Officer at the Ohio State University from 2008-2013. Before that, she served as Chief Technology Officer and Group Vice President of Limited Brands (now L Brands), a global retailer that includes Bath & Body Works. She also served as Chief Technology Officer and Senior Vice President of BankOne Corporation (now JPMorgan Chase). In addition, she has significant private and nonprofit board experience and has been recognized by the National Association of Corporate Directors as both a “Leadership Fellow,” and a featured cybersecurity expert.
Brian Walker.   Mr. Walker is currently Partner- Strategic Operations with Huron Capital, a mid-market Private Equity Firm. Prior to joining Huron Capital, Mr Walker served as President and CEO of Herman Miller, Inc., a company involved in the research, design, manufacture, selling, and distribution of office furniture systems, seating products, and other free-standing furniture elements. Mr. Walker worked at Herman Miller, Inc. for 29 years in a variety of capacities, including Chief Operating Officer, Chief Financial Officer, and Executive Vice President. Mr. Walker serves as a member of the Board of Directors of Universal Forest Products, where he serves as Chair of the Audit Committee. Mr Walker has served as a board member for a number of public and private companies. The Company is pleased to have access to Mr. Walker’s executive experience and financial expertise in public company settings, along with his international business experience, his experience on corporate boards and his keen understanding of challenges public companies face in western Michigan. Mr. Walker is a Certified Public Accountant, and he serves on Gentex’s Audit Committee.
Dr. Ling Zang.   Dr. Ling Zang is a professor at the University of Utah affiliated with the Department of Materials Science and Engineering. He is also the Director of the Utah Center for Interfacial Sciences, Nano Institute of Utah. He is a Fellow of the National Academy of Inventors, and was previously an Alexander von Humboldt Fellow, NSF CAREER Award winner, and K. C. Wong Foundation Research Fellow. Dr. Zang earned his B.S. in physical chemistry from Tsinghua University and Ph.D. in chemistry from the Chinese Academy of Sciences. Dr. Zang’s research focuses on nanoscale imaging and molecular probing, organic semiconductors and nanostructures, optoelectronic sensors and nanodevices, and photocatalysis and photovoltaics for conversion of solar energy, with the goal to achieve practical applications in the areas of public safety, renewable energy and environmental protection. Dr. Zang has been awarded with various federal grants (from NSF, DHS, DOE/ARPA-E, NASA, etc.) to support his broad range of research in nanoscience and nanotechnology. More than 25 patent applications have been filed from Dr. Zang’s lab. Dr. Zang also founded Metallosensors, Inc. and Vaporsens. Dr. Zang’s background, education, and research complement Gentex’s vision and focus on continuing to be a technology leader.
Executive Officers of Gentex
Set forth below is biographical information of each of Gentex’s executive officers as of January 2, 2025 other than Mr. Downing, Gentex’s Chief Executive Officer, whose information is above.
Name	Age	Position
Neil Boehm	53	Chief Operations Officer and Chief Technology Officer
Kevin Nash	50	Vice President, Finance, Chief Financial Officer and Treasurer
Mathew Chido	59	Chief Sales Officer and Senior Vice President, Sales
Scott Ryan	44	Vice President, General Counsel and Corporate Secretary
Neil Boehm.   Neil Boehm was appointed as Gentex’s Chief Operations Officer, effective as of January 1, 2025. Mr. Boehm is also Gentex’s Chief Technology Officer, a role he has held since 2018. Mr. Boehm has been employed by Gentex since 2001. Prior to his current position, he served as Gentex’s Vice President of Engineering, beginning in 2015 and before that served as Gentex’s Senior Director of Engineering.
Kevin Nash.   Kevin Nash was appointed as Gentex’s Vice President, Finance, Chief Financial Officer, and Treasurer, effective as of February 15, 2018. He is also Gentex’s Chief Accounting Officer. Mr. Nash has been employed by Gentex since 1999. Prior to his current position, he served as Gentex’s Vice President of Accounting and Chief Accounting Officer, beginning in 2014 and before that served as Gentex’s Director of Accounting and Chief Accounting Officer.
Matthew Chiodo.   Matthew Chiodo was appointed to Chief Sales Officer and Senior Vice President of Sales of Gentex on January 17, 2022. Mr. Chiodo has been employed by Gentex since 2001. Prior to his current title, his title was Gentex’s Vice President of Sales, beginning in 2017 and before that served as Gentex’s Director of Sales for several years.
Scott Ryan.   Scott Ryan was appointed as the Gentex’s Vice President, General Counsel and Corporate Secretary on August 16, 2018. Mr. Ryan has been employed by Gentex since 2010. Prior to his current position, he served as Gentex’s Assistant General Counsel and Corporate Secretary from June 2015 to August 2018. Prior to that he served as Gentex’s Patent Counsel from November 2013 to June 2015.
Merger Sub’s Directors and Executive Officers
Set forth below is a list of Merger Sub’s directors and executive officers as of January 2, 2025. Biographical information for each person is set forth above.
Name	Age	Position
Neil Boehm	53	Director and Chief Executive Officer
Kevin Nash	50	Director and Chief Financial Officer and Treasurer
Scott Ryan	44	Director and Secretary

DELISTING AND DEREGISTRATION OF COMMON STOCK
If the Merger is completed, there will be no further market for the shares of Class A Common Stock and, as promptly as practicable following the Effective Time and in compliance with applicable law, the Company’s securities will be delisted from The Nasdaq Stock Market LLC and deregistered under the Exchange Act.
STOCKHOLDER PROPOSALS AND NOMINATIONS
If the Merger is completed, we will not have public stockholders and there will be no public participation in any future meeting of stockholders. However, if the Merger is not completed, or if we are otherwise required to do so under applicable law, we will hold a 2025 Annual Meeting of Stockholders. Any stockholder nominations or proposals for other business intended to be presented at our next annual meeting must be submitted to us as set forth below.
Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials
If you wished to submit a proposal to be included in the proxy statement for our 2025 Annual Meeting, you must have submitted it in a form which complies with the applicable securities laws, on or before February 10, 2025. Future proposals for inclusion in our proxy statement should be addressed to: c/o VOXX International Corporation, 3251 J. Lawson Blvd., Orlando, FL 32824, Attention: Corporate Secretary. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.
Requirements for Stockholder Proposals to be Brought before the Annual Meeting
In accordance with our certificate of incorporation, for any matter to be properly considered before our 2025 Annual Meeting (other than proposals to be included in our proxy statement), including nomination of directors, such matter must be submitted to us no later than May 31, 2025, provided, however, that such notice is not required to be given more than 75 days prior to the annual meeting. The format of the notice must comply with the provisions set forth in our certificate of incorporation. Additionally, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 24, 2025.
Notices of intention to present proposals at the 2025 Annual Meeting should be addressed to VOXX International Corporation, 3251 J. Lawson Blvd., Orlando, FL 32824, Attention: Corporate Secretary. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. On request, the Corporate Secretary will provide detailed instructions for submitting proposals.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this proxy statement, by going to our corporate website at www.voxxintl.com. The information provided on our website, other than the documents that the Company files with the SEC which are incorporated by reference in this proxy statement in their entirety, is not part of this proxy statement, and therefore is not incorporated herein by reference. You may also obtain a copy of these filings at no cost by writing or telephoning us at the following address:
VOXX International Corporation
3251 J. Lawson Blvd.
Orlando, FL 32824
Telephone: (800) 645-7750
Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of this proxy statement or other information concerning us, without charge, by written or telephonic request directed to VOXX International Corporation, 3251 J. Lawson Blvd., Orlando, FL 32824, Attention: Janine Russo, Telephone (631) 436-6306; or from the SEC through the SEC website at the address provided above.
We are incorporating by reference specified documents that we file with the SEC, which means that we can disclose important information to you by referring you to those documents that are considered part of this proxy statement. We incorporate by reference the documents listed below (provided, that, we are not incorporating by reference any information furnished to, but not filed with, the SEC):
•
our Annual Report on Form 10-K for the fiscal year ended February 29, 2024, filed with the SEC on May 14, 2024;

•
our Quarterly Reports for the fiscal quarters ended May 31, 2024, August 31, 2024 and November 30, 2024 filed with the SEC on July 10, 2024, October 10, 2024 and February 7, 2025, respectively;

•
our Current Reports on Form 8-K as filed with the SEC on March 7, 2024, May 17, 2024, July 15, 2024, July 25, 2024, August 8, 2024, August 30, 2024, September 5, 2024, November 13, 2024, December 18, 2024, January 7, 2025, January 31, 2025 and February 10, 2025, and;

•
our Definitive Proxy Statement for the 2024 Annual Meeting of Stockholders, filed with the SEC on June 10, 2024.

Any statement contained in a document incorporated by reference into this proxy statement will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement modifies or supersedes the statement.
Because the Merger is a “going private” transaction, the Company, Gentex and Merger Sub have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the Merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above. The Schedule 13E-3 will be amended to report promptly any material changes in the information set forth in the most recent Schedule 13E-3 filed with the SEC.
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MARCH 3, 2025. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A
EXECUTION COPY
AGREEMENT AND PLAN OF MERGER
by and among
GENTEX CORPORATION,
INSTRUMENT MERGER SUB, INC.
and
VOXX INTERNATIONAL CORPORATION
Dated as of December 17, 2024

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of December 17, 2024, is made by and among Gentex Corporation, a Michigan corporation (“Parent”), Instrument Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and VOXX International Corporation, a Delaware corporation (the “Company”). Parent, Merger Sub and the Company are referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings ascribed to such terms in Article 1.
WHEREAS, the board of directors of the Company (the “Board”) has established a transaction committee (the “Transaction Committee”), consisting solely of members of the Board not affiliated with Parent, Merger Sub or their respective Affiliates, to, among other things, review, assess and negotiate the terms of this Agreement and the transactions contemplated hereby, including the Merger, and to make a recommendation to the Board as to whether the Company should enter into this Agreement;
WHEREAS, upon the recommendation of the Transaction Committee, the Board has (i) determined that this Agreement and the transactions contemplated hereby are fair to, advisable and in the best interests of the Company’s stockholders, (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, and (iii) resolved to recommend approval and adoption of this Agreement and the transactions contemplated hereby by the Company’s stockholders;
WHEREAS, the respective boards of directors of Parent and Merger Sub have each adopted this Agreement and approved the execution, delivery and performance of this Agreement by Parent and Merger Sub and the consummation of the transactions contemplated hereby, including the Merger;
WHEREAS, the board of directors of Merger Sub has (i) approved and declared advisable the merger of Merger Sub with and into the Company upon the terms and subject to the conditions set forth in this Agreement and in accordance with applicable Law and (ii) resolved to recommend approval and adoption of this Agreement by Parent (as Merger Sub’s sole stockholder);
WHEREAS, on the terms and subject to the conditions set forth in this Agreement, and in accordance with the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”), Merger Sub will be merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent;
WHEREAS, as a condition and an inducement to the willingness of Parent and Merger Sub to enter into this Agreement, concurrently with the execution and delivery of this Agreement, certain stockholders of the Company are entering into a voting and support agreement with Parent and Merger Sub, in substantially the form attached as Exhibit A hereto, pursuant to which, among other things, each such stockholder has agreed to vote in favor of the adoption of this Agreement; and
WHEREAS, each of Parent, Merger Sub and the Company desires to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE 1
Definitions
Section 1.01.   Definitions.   As used herein, the following terms shall have the following meanings:
“Action” means any litigation, action, suit, investigation, arbitration or similar proceeding (public or private) by or before a Governmental Authority.
“Affiliate” of any particular Person means any other Person, directly or indirectly, controlling, controlled by or under common control with such particular Person. For the purposes of this definition,

“control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, by Contract or otherwise.
“Antitrust Laws” means the Sherman Antitrust Act of 1890, as amended, the Clayton Antitrust Act of 1914, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.
“Benefit Plan” means (a) any employee benefit plan as defined in Section 3(3) of ERISA (whether or not subject to ERISA) and (b) each other employee benefit, welfare, bonus, commission, retirement, pension, profit sharing, supplemental retirement, executive compensation, change in control, transaction bonus, retention, severance, salary continuation, paid time off, vacation, deferred compensation, incentive compensation, stock compensation, stock purchase, stock option, stock appreciation, phantom stock option, restricted stock, restricted stock unit, equity-based incentive, health or other medical, retiree health, dental, vision, life, disability, death benefit, fringe benefit or other insurance plan, program, agreement or arrangement, in each case, sponsored, maintained or contributed to or required to be contributed to by the Company and its Subsidiaries for the benefit of their employees or former employees directors, officers or other individual service providers and their dependents or beneficiaries or with respect to which the Company or its Subsidiaries have any liability (contingent or otherwise), excluding any plan, policy or program that is sponsored solely by a Governmental Authority or otherwise required by Law.
“Business Day” means any day, excluding Saturday, Sunday and any other day on which commercial banks in New York, New York are authorized or required by Law to close.
“Code” means the Internal Revenue Code of 1986, as amended.
“Company Balance Sheet” means the consolidated balance sheet of the Company and its Subsidiaries as of February 29, 2024 and the footnotes thereto set forth in the Company’s annual report on Form 10-K for the fiscal year ended February 29, 2024.
“Company Balance Sheet Date” means February 29, 2024.
“Company Common Stock” means the Class A Common Stock or Class B Common Stock.
“Company Equity Plans” means (a) the VOXX International Corporation 2012 Equity Incentive Plan, as amended and restated, (b) the VOXX International Corporation 2014 Omnibus Equity Incentive Plan, as amended and restated, and (c) the VOXX International Corporation 2024 Equity Incentive Plan, as amended and restated.
“Company Material Adverse Effect” means any changes, effects, events, occurrences, states of facts or developments, alone or in combination with other changes, effects, events, occurrences, states of facts or developments, that (A) has or reasonably would be expected to have a material adverse effect on the business, results of operations or condition (financial or otherwise) of the Company, its Subsidiaries and, solely (i) with respect to references to “Company Material Adverse Effect” in Section 3.05, Section 3.10, Section 3.11 and Section 3.20, and (ii) for purposes of the bringdown of the sections referenced in the foregoing clause (i), Section 6.02(b), the Joint Venture, taken as a whole or (B) would prevent or delay beyond the End Date the Company’s ability to perform its obligations under this Agreement necessary to consummate the Merger; provided, that with respect to clause (A) none of the following, either alone or in combination, shall constitute, and none of the following shall be taken into account in determining whether there has been a Company Material Adverse Effect: (a) changes in business or political conditions or in capital, credit or financial markets in general, including (i) changes in interest rates and changes in exchange rates, or (ii) the effect of any potential or actual government shutdown; (b) any changes, effects, events, occurrences, states of facts or developments generally affecting the industry or the markets in which the Company and its Subsidiaries participate; (c) any change after the date of this Agreement in accounting requirements or principles or in applicable Laws or the interpretation or enforcement thereof; (d) any acts of war (whether or not declared), armed hostilities, foreign or domestic social protest or social unrest (whether or not violent), sabotage or terrorism occurring after the date of this Agreement or the continuation, escalation or worsening of any such acts of war, armed hostilities, social protest or social unrest, sabotage or terrorism threatened or underway as of the date of this Agreement; (e) any earthquakes, hurricanes, floods, tsunamis or other natural disasters, weather conditions, manmade disasters, acts of God, any outbreaks, epidemics or pandemics relating to COVID-19 or any evolutions or mutations thereof or any other viruses, or other similar events; (f) any changes, developments or occurrences resulting from the execution, announcement or pendency of this Agreement or the transactions contemplated by this Agreement, including (1) the identity of Parent and (2) the impact thereof on the relationships, contractual or otherwise, of the Company or any of its Subsidiaries with its customers, employees or suppliers, or with any other third party; provided that this clause (f) shall not apply to any representation or warranty (including Section 3.03) (or with respect to the condition to Closing set forth in Section 6.02(b) to the extent it relates to such representations and warranties) to the extent the purpose of such representation and warranty is to address the consequences resulting from the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby; (g) compliance with the terms of, or the taking of any action expressly required by this Agreement or at Parent’s written request; (h) any stockholder litigation arising from allegations of a breach of fiduciary duty or disclosure violations relating to this Agreement or the transactions contemplated hereby; and (i) the failure of the Company or any of its Subsidiaries to meet internal forecasts, budgets or financial projections or any decline in the market price or trading volume of the Company Common Stock on the NASDAQ (provided, that the exception in this clause (i) shall not prevent or otherwise affect a determination that any adverse change, effect, event, occurrence, state of facts or development underlying such failure or decline has resulted in or contributed to a Company Material Adverse Effect); except in the case of the foregoing clauses (a), (b), (c), (d) or (e), to the extent any change, effect, event, occurrence, state of facts or development has a materially disproportionate effect on the Company and its Subsidiaries, taken as a whole, relative to other Persons in the industry in which the Company and its Subsidiaries operate generally, in which case only the incremental disproportionate effect may be taken into account in determining whether or not there has been a Company Material Adverse Effect.
“Contract” means any legally binding contract, agreement or other legally binding arrangement (whether written or oral).
“Copyleft License” means any license that gives users modification and distribution rights so long as the user licenses their derivative works with the same rights.
“Data Protection Laws” means all of the following applicable to the Company (a) Laws pertaining to the protection, privacy, security, data breach, cybersecurity and cross-border data transfer of Personal Information, including the California Consumer Privacy Act, the EU General Data Protection Regulation, and (b) standards of the PCI Security Standards Council pertaining to global payment account data security, including its Payment Card Industry Data Security Standards.
“Data Protection Orders” means Orders applicable to the Company pertaining to the collection, access, use, storage, disclosure, transmission or cross-border transfer of Personal Information.
“Data Protection Requirements” means (a) Data Protection Laws; (b) Privacy Policies; and (c) Data Protection Orders.
“Environment” means soil, soil vapor, surface waters, groundwater, drinking water, land, stream sediments, natural resources, surface or subsurface strata, ambient air or indoor air, including any material or substance used in the physical structure of any building or improvement and any environmental medium.
“Environmental Condition” means any condition of or affecting the Environment with respect to or on, under, at, in or migrating to or from (a) any Real Property, (b) any property previously owned, leased, used or operated by the Company or any of its Subsidiaries or any of their respective predecessors in interest to the extent such condition of the Environment existed at the time of such ownership, lease, use or operation, or (c) any other real property at which any Hazardous Material generated or handled by the operation of the Company or any of its Subsidiaries or any of their respective predecessors in interest prior to Closing has been handled, treated, stored, recycled or disposed of, or has otherwise come to be located, which in each case of clause (a), (b) or (c) violates any Environmental Law or results in or involves any Release, or threat of Release, damage, loss, cost, expense, claim, demand, order or liability.
“Environmental Laws” means all Laws enacted and in effect on or prior to the Closing Date concerning or relating to pollution or protection of the Environment or public or workplace health or safety, including all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, sale, management, manufacturing, importation, exportation, recycling, labeling, testing, processing, Release, control, or cleanup or exposure to of any Hazardous Material (or products containing Hazardous Materials).
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
“ERISA Affiliate” means with respect to any trade or business (whether or not incorporated) (a) under common control within the meaning of Section 4001(b)(1) of ERISA with such entity or (b) which together with such entity, is treated as a single employer under Section 414(t) of the Code.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“FIRPTA Certificate” means a statement, in form and substance reasonably satisfactory to Parent and dated as of the Closing Date, that the Company is not, and has not been during the applicable period, a “United States real property holding corporation” for purposes of Sections 897 and 1445 of the Code.
“GAAP” means United States generally accepted accounting principles.
“Government Contract” means any prime Contract, subcontract, teaming agreement or arrangement, joint venture, basic ordering agreement, pricing agreement, letter contract, other transaction agreement, purchase order, task order, delivery order or other similar arrangement, of any kind, including all modifications, options and extensions, between the Company, on the one hand, and (a) any Governmental Authority, (b) any prime contractor of a Governmental Authority, or (c) any subcontractor (or lower tier subcontractor) with respect to any Contract of a type described in clauses (a) or (b) above, on the other hand. A task, purchase or delivery order under a Government Contract will not constitute a separate Government Contract for purposes of this definition but will be part of the Government Contract to which it relates, unless there is no such Government Contract under which such task, purchase or delivery order was delivered or to which it relates.
“Governmental Authority” means any foreign, federal, state, provincial or local governmental or regulatory commission, board, bureau, agency, court or regulatory or administrative body, or any quasi-governmental or private body exercising any regulatory or other governmental or quasi-governmental authority.
“Hazardous Material” means any substance, material or waste which is regulated or could give rise to liability under any Environmental Law, including any (a) asbestos or asbestos-containing materials; (b) petroleum or petroleum-containing or petroleum-derived materials; (c) radiation or radioactive materials; (d) harmful biological agents, including mold; (e) polychlorinated biphenyls; (f) per- and polyfluoroalkyl substances; and (g) any material, substance or waste which is defined as a “hazardous waste,” “hazardous material,” “regulated substance,” “hazardous substance,” “extremely hazardous waste,” “restricted hazardous waste,” “contaminant,” “pollutant,” “toxic waste,” “toxic substance” or similar term under any Environmental Law.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.
“Intellectual Property” means all intellectual property rights, including (a) patents, patent applications, industrial design registrations and pending applications therefor; (b) trademarks (registered and unregistered), service marks, logos, trade dress and other indicia of source or origin, together with the goodwill symbolized by any of the foregoing; (c) copyrights (registered and unregistered); (d) trade secrets and other rights in proprietary or confidential ideas, know-how, inventions, proprietary processes, formulae, models and methodologies; (e) Software; and (f) all applications and registrations for the foregoing.
“International Trade Laws” means all applicable Laws relating to exports, reexports, transfers and imports, or any other provision of goods, technology, software or services, including the Export Administration Regulations, the International Traffic in Arms Regulations, the customs and import Laws administered by U.S. Customs and Border Protection, Sanctions, the Foreign Trade Regulations administered by the Census Bureau of the U.S. Department of Commerce, the antiboycott Laws administered by the

U.S. Department of Commerce and U.S. Department of the Treasury’s Internal Revenue Service, and similar applicable trade compliance Laws in any other jurisdictions in which the Company and/or its Subsidiaries operate or have operated.
“IT System” means any information technology system, network or equipment owned and controlled by the Company or any of its Subsidiaries and used in the business of the Company and its Subsidiaries.
“Joint Venture” means ASA Electronics, LLC, a Delaware limited liability company.
“Knowledge of the Company” means the actual knowledge of the individuals set forth in Section 1.01 of the Disclosure Schedule, in each case, after reasonable inquiry of the individuals who have responsibility over the factual circumstances at issue, and without any express or implied duty of investigation.
“Law” means any federal, state, local, municipal, foreign or other constitution, law, common law, ordinance, rule, regulation, executive order, statute or treaty of a Governmental Authority.
“Lien” means any option, lien, charge, mortgage, pledge, deed of trust, right of first refusal, right of first offer, security interest, easement, assessment or other encumbrance (other than restrictions on transfer generally arising under federal and state securities Laws).
“NASDAQ” means the NASDAQ Stock Market, LLC.
“Open Source License” means any license, including any Copyleft License, meeting the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation), or any substantially similar license.
“Open Source Software” means any Software subject to an Open Source License.
“Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.
“Owned Intellectual Property” means all Intellectual Property owned (in whole or in part) by the Company or its Subsidiaries.
“Parent Material Adverse Effect” means any changes, effects, events, occurrences, states of facts or developments, alone or in combination with other changes, effects, events, occurrences, states of facts or developments, that prevents or materially impairs the ability of Parent or Merger Sub to consummate the Merger or to comply with any of their respective obligations under this Agreement.
“Permitted Liens” means (a) Liens for current Taxes or other governmental charges not delinquent or that are being contested in good faith and for which adequate reserves have been established in the most recent financial statements contained in the Company SEC Documents (if such reserves are required in accordance with GAAP) or incurred in the ordinary course of business after the date of such financial statement; (b) mechanics’, carriers’, workers’, repairers’ and similar Liens arising or incurred in the ordinary course of business relating to obligations as to which there is no default on the part of the Company or any of its Subsidiaries; (c) zoning, entitlement, building and other similar land use regulations which do not materially impair the occupancy or use thereof for the purposes for which it is currently used in connection with the business of the Company and its Subsidiaries; (d) covenants, conditions, restrictions, easements and other similar non-monetary matters of record affecting title to Real Property which do not materially impair the occupancy or use thereof for the purposes for which it is currently used in connection with the business of the Company and its Subsidiaries; (e) Liens incurred in the ordinary course of business under worker’s compensation, unemployment insurance, social security, retirement and similar Laws; (f) Liens incurred in the ordinary course of business to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return of money bonds and similar obligations; (g) Liens on goods in transit incurred pursuant to documentary letters of credit in the ordinary course of business; (h) non-exclusive licenses and other grants of rights with respect to Intellectual Property in the ordinary course of business; (i) purchase money Liens and Liens securing rental payments under capital lease arrangements in the ordinary course of business; (j) Liens attaching to inventory held by consignees in the ordinary course of business; and (k) Liens the existence of which are specifically disclosed in the notes to the Company Balance Sheet.

“Person” means an individual, partnership, corporation, limited liability company business trust, joint stock corporation, estate, trust, unincorporated association, joint venture, Governmental Authority or other entity, of whatever nature.
“Personal Information” means “personal information” or “personal data” as defined under applicable Laws.
“Personal Information Breach” means a breach of security leading to the unlawful or unauthorized destruction, loss, alteration, disclosure of, or access to, Personal Information transmitted, stored or otherwise processed by the Company.
“PPACA” means the Patient Protection and Affordable Care Act and the guidance issued thereunder.
“Privacy Policies” means all published and publicly posted policies and notices of the Company relating to the collection, use, storage, disclosure, destruction or cross-border transfer of Personal Information.
“Proprietary Software” means any software included in Owned Intellectual Property.
“Release” means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, disposing or dumping of a Hazardous Material into or through the Environment (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Materials).
“Representatives” means, with respect to any Person, such Person’s directors, officers, managers, employees, agents and representatives, including any investment banker, financial advisor, attorney, accountant or other advisor, agent, representative or Affiliate.
“Sanctioned Country” means any country or region that is, or has been since April 24, 2019, the subject or target of comprehensive country-wide or region-wide Sanctions from time to time (as of the date of this Agreement, Sanctioned Country includes each of the following: Cuba, Iran, North Korea, Syria, and the Crimea, “Donetsk People’s Republic” and “Luhansk People’s Republic” regions of Ukraine).
“Sanctioned Person” means any Person that is the subject or target of Sanctions, including (a) any Person listed on any sanctions-related list of designated Persons, including OFAC’s Specially Designated Nationals and Blocked Persons List and other applicable lists maintained by the United Nations or other relevant Governmental Authorities, (b) any Person located, organized or resident in a Sanctioned Country, or (c) any entity that is directly or indirectly, in the aggregate, owned, 50% or more by a Person or Persons described in clauses (a) or (b) of this definition.
“Sanctions” means all applicable economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government (including the U.S. Treasury Department’s Office of Foreign Assets Control and the U.S. Department of State), the United Nations and any other Governmental Authority in any other jurisdictions in which the Company and/or its Subsidiaries operate or have operated.
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.
“Shares” means the issued and outstanding shares of the Company Common Stock.
“Software” means all computer software and code, including assemblers, applets, compilers, source code, object code, development tools, design tools, user interfaces and data, in any form or format, however fixed, such as, but not limited to, databases and data collections.
“Source Code” means computer software that may be displayed or printed in human-readable form, including all related programmer comments, annotations, flowcharts, diagrams, help text, data and data structures, instructions, procedural, object-oriented or other human-readable code, and that is not intended to be executed directly by a computer without an intervening step of compilation or assembly.
“Subsidiary” of any Person means any corporation, partnership, limited liability company or other legal entity in which such Person (either alone or through or together with any other Subsidiary), owns, directly or indirectly, fifty percent (50%) or more of the stock or other equity or ownership interests, the holder of which is generally entitled to elect a majority of the board of directors or other governing body of such legal entity; provided, that neither BioCenturion, LLC, a Delaware limited liability company, nor the Joint Venture shall be considered a Subsidiary of the Company.
“Takeover Laws” means any “Moratorium,” “Control Share Acquisition,” “Fair Price,” “Business Combination” or other similar state anti-takeover Laws, including Section 203 of the DGCL.
“Tax Return” means any declaration, estimate, return, report, information statement, schedule or other document with respect to Taxes that is required to be filed with any Taxing Authority, including any attachments thereto or amendments thereof.
“Taxes” means all federal, state, municipal, local, foreign or other taxes, imposts and assessments, including ad valorem, capital, capital stock, documentary stamp, employment, escheat, abandoned, and unclaimed property, excise, franchise, gains, gross income, gross receipts, income, intangible, inventory, license, mortgage recording, net income, occupation, payroll, personal property, production, profits, property, real property, recording, sales, social security, stamp, transfer, transfer gains, unemployment, use, value added, windfall profits and withholding taxes, together with any interest, additions, fines or penalties with respect thereto.
“Taxing Authority” means the Internal Revenue Service and any other Governmental Authority responsible for the administration or imposition of any Tax.
“Termination Fee” means an amount equal to $7,500,000.
Each of the following terms is defined in the Section set forth opposite such term:
Defined Term	Section
Acquisition Agreement	Section 5.03(a)
Acquisition Proposal	Section 5.03(h)(i)
Agreement	Preamble
Anti-Corruption Laws	Section 3.12
Bankruptcy and Equity Exceptions	Section 3.02(a)
Board	Recitals
Book-Entry Shares	Section 2.07(c)
Certificate	Section 2.07(c)
Certificate of Merger	Section 2.03
Class A Common Stock	Section 3.04(a)
Class B Common Stock	Section 3.04(a)
Closing	Section 2.02
Closing Date	Section 2.02
Closure	Section 5.05(d)
Company	Preamble
Company Adverse Recommendation Change	Section 5.03(d)
Company Preferred Stock	Section 3.04(a)
Company Proxy Statement	Section 3.07
Company Recommendation	Section 3.02(b)
Company RSU	Section 2.08(a)
Company RSU Consideration	Section 2.08(a)
Company SEC Documents	Section 3.06(a)
Company Series Preferred Stock	Section 3.04(a)
Company Stockholder Approval	Section 3.02(a)
Company Stockholder Meeting	Section 5.02

Defined Term	Section
Confidentiality Agreement	Section 5.04
Continuing Employees	Section 5.08(a)
Credit Agreement	Section 5.14
D&O Insurance	Section 5.07(d)
Delaware Courts	Section 8.08
Delaware Secretary of State	Section 2.03
DGCL	Recitals
Disclosure Schedule	Article 3
Dissenting Shares	Section 2.10
Effective Time	Section 2.03
End Date	Section 7.01(b)(i)
Excluded Shares	Section 2.07(b)
Facility	Section 3.19(c)(iv)
Indemnified Parties	Section 5.07(a)
Intervening Event	Section 5.03(h)(ii)
Lease	Section 3.19(b)
Leased Real Property	Section 3.19(b)
Material Contract	Section 3.14
Material Customer	Section 3.21(a)
Material Supplier	Section 3.21(b)
Merger	Section 2.01
Merger Sub	Preamble
Owned Real Property	Section 3.19(a)
Parent	Preamble
Parent Benefit Plan	Section 5.08(b)
Parent 401(k)	Section 5.05(d)
Parties	Preamble
Pay-off Amount	Section 5.14
Paying Agent	Section 2.09(a)
Paying Agent Agreement	Section 2.09(a)
Payment Fund	Section 2.09(a)
Per Share Merger Consideration	Section 2.07(c)
Permits	Section 3.11(b)
Real Property	Section 3.19(b)
Schedule 13E-3	Section 3.07
Second Request	Section 5.05(b)
SOX	Section 3.06(a)
Specified Date	Section 3.04(a)
Superior Proposal	Section 5.03(h)(iii)
Surviving Corporation	Section 2.01
Tail Period	Section 5.07(d)
Transaction Committee	Recitals
WARN Act	Section 3.16(e)
Section 1.02.   Other Definitional and Interpretative Provisions.   The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. When a reference is made in this Agreement to an Article,

Section, paragraph, clause, Schedule or Exhibit, such reference shall be deemed to be to this Agreement unless otherwise indicated. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” References to any “statute” or “regulation” are to the statute or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any “section of any statute or regulation” include any successor to the section. The definition of any singular term in this Agreement will be deemed to include the plural, and any plural term the singular. All pronouns and variations of pronouns will be deemed to refer to the feminine, masculine or neuter, singular or plural, as the identity of the Person referred to may require. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning. All references to “$” in this Agreement shall be deemed references to United States dollars. Unless otherwise indicated, the word “day” shall be interpreted as a calendar day. The headings contained herein (including in the Exhibits and the Disclosure Schedule) are for reference purposes only and shall not affect in any way the meaning or interpretation hereof. The phrase “made available” or similar phrases as used in this Agreement means that the subject documents were posted to the virtual data room maintained by the Company or its Representatives for purposes of the transactions contemplated hereby or publicly filed with the SEC by the Company by 5:00 p.m. (Eastern Time) on the date that is at least one Business Day prior to the date hereof; provided, that such information, data, material, document or other item of disclosure shall only be deemed to be “made available” to the extent such information, material, data, document or other item of disclosure was available for review by the other party or its respective Representatives in unredacted form. The Parties agree that the terms and language of this Agreement were the result of negotiations between the Parties and their respective advisors and, as a result, there shall be no presumption that any ambiguities in this Agreement shall be resolved against any Party. Any controversy over construction of this Agreement shall be decided without regard to events of authorship or negotiation.
ARTICLE 2
The Merger
Section 2.01.   The Merger.   Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company (the “Merger”), and as a result thereof the separate existence of Merger Sub shall cease, and the Company shall be the surviving corporation in the Merger (the “Surviving Corporation”).
Section 2.02.   Closing.   The closing of the Merger (the “Closing”) shall take place remotely by the electronic exchange of documents and signatures (for their electronically delivered counterparts and countersignatories) as promptly as practicable, but in no event later than the third Business Day following the satisfaction or (to the extent permitted by Law) waiver by the Party or Parties entitled to the benefits thereof of the conditions set forth in Article 6 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or (to the extent permitted by Law) waiver of those conditions), or at such other place, time or date as shall be agreed in writing between Parent and the Company. The date and time on which the Closing occurs is referred to in this Agreement as the “Closing Date.” The Parties intend that the Closing shall be effected, to the extent practicable, by conference call, the electronic delivery of documents and the prior physical exchange of certain other documents to be held in escrow by outside counsel to the recipient party pending authorization by the delivering party (or its outside counsel) of their release at the Closing.
Section 2.03.   Effective Time.   At the Closing, the Parties shall cause the Merger to be consummated by filing with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) a certificate of merger (the “Certificate of Merger”) in connection with the Merger, in such form as is required by, and executed in accordance with, the DGCL, and the Parties shall make all other filings or recordings required under the DGCL in connection with the Merger. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Delaware Secretary of State or at such other date or time as Parent and the Company shall agree in writing and shall specify in the Certificate of Merger in accordance with the relevant provisions of the DGCL (the date and time the Merger becomes effective being the “Effective Time”), it being understood and agreed that the Parties shall cause the Effective Time to occur on the Closing Date.
Section 2.04.   Effects of the Merger.   The Merger shall have the effects set forth in this Agreement and specified in the applicable provisions of the DGCL. Without limiting the generality of the foregoing and subject thereto, at the Effective Time, all the property, rights, privileges, immunities, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.
Section 2.05.   Certificate of Incorporation and Bylaws of the Surviving Corporation.
(a)   At the Effective Time, the certificate of incorporation of the Company shall be amended and restated to read in its entirety as set forth on Exhibit B hereto, and as so amended and restated shall thereafter be the certificate of incorporation of the Surviving Corporation until, subject to Section 5.07, thereafter amended in accordance with their terms and as provided by applicable Law.
(b)   At the Effective Time, the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall become the bylaws of the Surviving Corporation until, subject to Section 5.07, thereafter amended in accordance with the applicable provisions of the DGCL, the certificate of incorporation of the Surviving Corporation and such bylaws.
Section 2.06.   Directors and Officers.   The officers of Merger Sub immediately prior to the Effective Time shall, at the Effective Time, be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be. The directors of Merger Sub immediately prior to the Effective Time shall, at the Effective Time, be the directors of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.
Section 2.07.   Conversion of Common Stock.   At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub or the Company or any holder of any securities of any of the foregoing:
(a)   Capital Stock of Merger Sub.   Each share of common stock of Merger Sub, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, par value $0.001 per share, and thereafter, will constitute the only outstanding shares of capital stock of the Surviving Corporation.
(b)   Cancellation of Treasury and Parent-Owned Company Common Stock.   Each outstanding or issued share of Company Common Stock that is owned by Parent, Merger Sub or the Company, or by any Subsidiary of Parent, Merger Sub or the Company, immediately prior to the Effective Time (together with any Dissenting Shares, collectively, the “Excluded Shares”), shall automatically be canceled and shall cease to exist, and no cash, stock or other consideration shall be delivered or deliverable in exchange therefor.
(c)   Conversion of Company Common Stock.   Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Excluded Shares and subject to Section 2.08) shall automatically be converted into the right to receive $7.50 in cash, without interest (the “Per Share Merger Consideration”). As of the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate representing any such shares (a “Certificate”) or book-entry shares (“Book-Entry Shares”) shall cease to have any rights with respect to such shares, except, in all cases, the right to receive the Per Share Merger Consideration, without interest, in accordance with Section 2.09. The right of any holder of any share of Company Common Stock to receive the Per Share Merger Consideration shall be subject to and reduced by the amount of any withholding as provided in Section 2.09(g).
(d)   Anti-Dilution.   Notwithstanding anything in this Agreement to the contrary, if, from the date of this Agreement until the Effective Time, the number of outstanding shares of Company Common Stock shall have been changed into a different number of shares or a different class by reason of any reclassification, stock split (including a reverse stock split), recapitalization, business combination, tender or exchange offer, readjustment or other similar transaction, or a stock dividend or stock distribution thereon shall be declared with a record date within said period, the Per Share Merger Consideration shall be appropriately adjusted to provide the holders of shares of Company Common Stock the same economic effect as contemplated by this Agreement prior to such event; provided, however, that this sentence shall not be construed to permit the Company to take any action with respect to its securities that is expressly prohibited by the terms of this Agreement.
Section 2.08.   Certain Equity Securities.
(a)   At the Effective Time, each restricted stock unit (whether or not vested) granted by the Company in respect of Company Common Stock (a “Company RSU”) that is outstanding immediately prior to the Effective Time shall, automatically and without any required action on the part of Parent, Merger Sub, the Company or the holder thereof, vest (if unvested) and be cancelled and converted automatically into the right to receive a cash payment (without interest, and subject to deduction for any required withholding Tax) equal to the product of (i) the number of shares of Company Common Stock underlying such Company RSU and (ii) the Per Share Merger Consideration (the “Company RSU Consideration”). At such time, each applicable holder of a Company RSU shall cease to have any rights with respect thereto, except the right to receive the Company RSU Consideration, if any, in accordance with this Section 2.08.
(b)   At or prior to the Effective Time, Parent shall deposit or shall cause to be deposited with the Surviving Corporation, sufficient cash to pay the Company RSU Consideration, and the Company’s portion of any withholding or payroll Taxes related thereto. The Surviving Corporation shall pay through its payroll systems to each holder of a Company RSU, within two Business Days following the Effective Time, the Company RSU Consideration, as applicable (without interest, and subject to deduction for any required withholding Tax) and subject to any requirements under applicable Law; provided, however, that to the extent that any Company RSU constitutes nonqualified deferred compensation subject to Section 409A of the Code, such cash payment shall be paid in accordance with the applicable Company RSU’s terms and at the earliest time permitted under such terms that will not result in the application of a tax penalty under Section 409A of the Code.
(c)   At or prior to the Effective Time, the Company shall adopt any resolutions and take any actions that are necessary to (i) effectuate the provisions of this Section 2.08 and (ii) cause each of the Company Equity Plans to terminate at or prior to the Effective Time.
(d)   Notwithstanding anything to the contrary in this Agreement, this Section 2.08 shall exclusively govern the treatment of Company RSUs in connection with the Merger or any other transactions contemplated by this Agreement.
Section 2.09.   Payment of Consideration in Merger.
(a)   Paying Agent.   Prior to the Effective Time, Parent and Merger Sub shall appoint a U.S.-based nationally recognized bank or trust company to act as paying agent (the “Paying Agent”) for the payment of the Per Share Merger Consideration to the holders of the shares of Company Common Stock pursuant to this Article 2. Parent and Merger Sub will enter into a paying agent agreement with the Paying Agent (the “Paying Agent Agreement”) on terms reasonably acceptable to the Company prior to the Effective Time. Prior to or at the Closing, Parent shall deposit with the Paying Agent cash in immediately available funds in the amount sufficient for making all payments in accordance with this Article 2, other than Section 2.08 (such total deposited cash being hereinafter referred to as the “Payment Fund”). The Payment Fund shall not be used for any purpose other than to fund payments due pursuant to this Article 2 (other than Section 2.08). Parent or the Surviving Corporation shall pay all charges and expenses, including those of the Paying Agent, incurred by it in connection with the exchange of Shares for the Per Share Merger Consideration and other amounts contemplated by this Article 2.
(b)   Stock Transfer Books.   At the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of shares of Company Common Stock on the records of the Company. From and after the Effective Time, the holders of Certificates and Book-Entry Shares representing ownership of shares of Company Common Stock outstanding immediately prior to the Effective Time shall cease to have rights with respect to such shares except as otherwise provided for herein. From and after the Effective Time, any Certificates or Book-Entry Shares presented to the Paying Agent, Parent or the Surviving Corporation for any reason (other than Certificates or Book-Entry Shares representing Excluded Shares) shall be canceled and exchanged for the Per Share Merger Consideration payable in respect of such shares pursuant to this Article 2.
(c)   Payment Procedures.
(i)   As soon as possible after the Effective Time (and in any event within three Business Days thereafter), Parent and the Surviving Corporation shall cause the Paying Agent to mail to each holder of record of a Certificate or Certificates that immediately prior to the Effective Time represented outstanding shares of Company Common Stock that were converted into the right to receive the Per Share Merger Consideration (A) a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates held by such holder of record shall pass to the Paying Agent, only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof) to the Paying Agent), and which letter shall be in a customary form and (B) instructions for use in effecting the surrender of the Certificates (or affidavits of loss in lieu thereof) in exchange for the Per Share Merger Consideration to which the holder thereof is entitled. Upon surrender of any Certificate (or affidavit of loss in lieu thereof) to the Paying Agent, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may be reasonably required by the Paying Agent, the holder of such Certificate (other than holders of Excluded Shares) shall be entitled to receive in exchange therefor an amount of cash in immediately available funds equal to (x) the number of shares of Company Common Stock represented by such Certificate (or affidavits of loss in lieu thereof) multiplied by (y) the Per Share Merger Consideration (less any required Tax withholdings as provided in Section 2.09(g)), and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of shares of Company Common Stock that is not registered in the transfer records of the Company, payment may be made to a Person other than the Person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of such Certificate or establish to the satisfaction of Parent that such Tax has been paid or is not applicable. No interest shall be paid or accrue on any cash payable pursuant to this Section 2.09.
(ii)   As soon as possible after the Effective Time (and in any event within three Business Days thereafter), Parent and the Surviving Corporation shall cause the Paying Agent to mail to each holder of record of Book-Entry Shares (other than holders of Excluded Shares) not held through The Depository Trust Company that immediately prior to the Effective Time represented outstanding shares of Company Common Stock that were converted into the right to receive the Per Share Merger Consideration (A) a form of letter of transmittal which letter shall be in a customary form and (B) instructions for use in exchange for the Per Share Merger Consideration to which the holder thereof is entitled. Upon return of such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may be reasonably required by the Paying Agent, the holder of such Book-Entry Shares (other than holders of Excluded Shares) shall be entitled to receive in exchange therefor an amount of cash in immediately available funds equal to (x) the number of shares of Company Common Stock represented by such Book-Entry Shares multiplied by (y) the Per Share Merger Consideration (less any required Tax withholdings as provided in Section 2.09(g)), and such Book-Entry Shares so surrendered shall forthwith be canceled. Payment with respect to Book-Entry Shares shall only be made to the Person in whose name such Book-Entry Shares are registered. No interest shall be paid or accrue on any cash payable pursuant to this Section 2.09.
(iii)   Notwithstanding anything to the contrary in this Agreement, any holder of Book-Entry Shares shall not be required to deliver a Certificate or, in the case of Book-Entry Shares held through The Depository Trust Company, an executed letter of transmittal to the Paying Agent to receive the Per Share Merger Consideration that such holder is entitled to receive pursuant to this Article 2. In lieu thereof, each holder of record of one or more Book-Entry Shares held through The Depository Trust Company whose Shares were converted into the right to receive the Per Share Merger Consideration shall, in accordance with The Depository Trust Company’s customary procedures (including receipt by the Paying Agent of an “agent’s message” (or such other evidence of transfer or surrender as the Paying Agent may reasonably request)) and such other procedures as agreed by the Company, Parent, the Paying Agent and The Depository Trust Company, be entitled to receive, and Parent shall cause the Paying Agent to pay and deliver as promptly as reasonably practicable after the Effective Time (and in any event within five Business Days after the Effective Time), the Per Share Merger Consideration in respect of each such share of Company Common Stock (less any required Tax withholdings as provided in Section 2.09(g)), and the Book-Entry Shares of such holder shall forthwith be cancelled.
(d)   Termination of Payment Fund.   Any portion of the Payment Fund which remains unclaimed for 12 months after the Effective Time shall be delivered to the Surviving Corporation, and any holders of shares of Company Common Stock prior to the Effective Time who have not theretofore complied with this Article 2 shall thereafter look only to Parent for, and Parent shall remain liable for, payment of the Per Share Merger Consideration (subject to abandoned property, escheat or similar Laws).
(e)   No Liability.   None of Parent, Merger Sub, the Surviving Corporation, the Company or the Paying Agent, or any Representative or Affiliate thereof, shall be liable to any Person in respect of the Per Share Merger Consideration from the Payment Fund properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificate or Book-Entry Shares shall not have been surrendered immediately prior to the date on which any cash in respect of such Certificate or Book-Entry Shares would otherwise escheat to or become the property of any Governmental Authority, any such cash in respect of such Certificate or Book-Entry Shares shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.
(f)   Lost Certificates.   If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed, and, if reasonably required by Parent or the Paying Agent, the posting by such Person of a bond in such reasonable and customary amount as Parent or the Paying Agent may direct as indemnity against any claim that may be made against it or the Surviving Corporation or any of their Affiliates with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Per Share Merger Consideration payable in respect thereof, pursuant to this Agreement.
(g)   Withholding Rights.   Parent, the Surviving Corporation or the Paying Agent, as applicable, shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any Person such amounts as it is required to deduct and withhold with respect to the making of such payment under Tax Law; provided, that, other than with respect to any Taxes required to be withheld in respect of compensatory arrangements with any present or former employee or service provider of the Company or any of its Subsidiaries or resulting from a failure of the Company to provide the FIRPTA Certificate or a recipient of a payment to provide a properly completed IRS Form W-9 or IRS Form W-8, as applicable, a determination as to whether such withholding is required shall be made in good faith after consultation with the Company. To the extent that amounts are so withheld and timely paid over to the applicable Taxing Authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.
Section 2.10.   Dissenting Shares.   Notwithstanding anything in this Agreement to the contrary, Shares issued and outstanding immediately prior to the Effective Time that are held by any holder who has not voted in favor of the Merger and who is entitled to demand and who properly demands appraisal of such Shares pursuant to Section 262 of the DGCL (“Dissenting Shares”) shall not be converted into the right to receive the Per Share Merger Consideration, unless and until such holder shall have failed to perfect, or shall have effectively withdrawn or lost, such holder’s right to appraisal under the DGCL. Dissenting Shares shall be treated in accordance with Section 262 of the DGCL. If any such holder fails to perfect or withdraws or loses any such right to appraisal, each such Share of such holder shall thereupon be converted into and become exchangeable only for the right to receive, as of the later of the Effective Time and the time that such right to appraisal has been irrevocably lost, withdrawn or expired, the Per Share Merger Consideration in accordance with this Article. The Company shall serve prompt notice to Parent of any demands for appraisal of any Shares, attempted withdrawals of such notices or demands and any other instruments received by the Company relating to rights to appraisal, and Parent shall have the right to participate in all negotiations and proceedings with respect to such demands. The Company shall not, without the prior written consent of Parent, make any payment with respect to, settle or offer to settle, or approve any withdrawal of, any such demands, or waive any failure by any holder of Company Common Stock to timely deliver a written demand for appraisal or the taking of any other action by any such holder as may be necessary to perfect appraisal rights under the DGCL, or agree to do any of the foregoing.
ARTICLE 3
Representations and Warranties of the Company
Except (i) as disclosed in the Company SEC Documents filed with or furnished to the SEC on or after March 1, 2022 and publicly available prior to the date of this Agreement (excluding any disclosures set forth in any risk factors section or any disclosure of risks included in any “forward-looking statements” disclaimer to the extent that such disclosures are general in nature or cautionary, predictive or forward-looking in nature) or (ii) as set forth in the disclosure schedule, dated as of the date hereof, delivered by the Company to Parent concurrently with the execution of this Agreement (the “Disclosure Schedule”) (it being understood and agreed that any disclosure set forth in one section or subsection of the Disclosure Schedule shall be deemed to be disclosed by the Company for, and apply to and qualify, the section or subsection of this Agreement to which it corresponds and each other section or subsection of this Agreement and each other section or subsection of the Disclosure Schedule to the extent that it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such other section or subsection of this Agreement or the Disclosure Schedule), the Company represents and warrants to Parent and Merger Sub as of the date hereof and as of the Closing as follows (provided that the representations and warranties in respect of the Joint Venture shall be given only to the actual knowledge of the individuals set forth in Section 1.01 of the Disclosure Schedule):
Section 3.01.   Organization, Standing and Corporate Power.   The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and has all corporate power required to carry on its business as conducted as of the date hereof. The Company is duly qualified or licensed to do business as a foreign corporation and is in good standing (with respect to jurisdictions that recognize that concept) in each jurisdiction where the nature of its properties and the conduct of its business as of the date hereof require such qualification, licensing or good standing, except where the failure to be so qualified, licensed or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. The Company has made available to Parent complete and correct copies of the Company’s organizational documents that are in full force and effect as of the date of this Agreement, and the Company is not in violation of any of such organizational documents.
Section 3.02.   Authority.
(a)   The Company has all requisite corporate power and authority to execute and deliver this Agreement and, subject to receipt of the affirmative vote of (i) a majority of the voting power of the outstanding shares of Company Common Stock and (ii) at least two-thirds of the outstanding shares of Company Common Stock not owned by Parent or any Affiliate of Parent (as required by Section 203 of the DGCL) at the meeting of the Company’s stockholders at which the Merger is submitted to a vote of the Company’s stockholders (the “Company Stockholder Approval”), to consummate the Merger and the other transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and, assuming the due and valid authorization, execution and delivery of this Agreement by the other Parties, this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting or relating to creditors’ rights generally and general equitable principles (the “Bankruptcy and Equity Exceptions”).
(b)   At a meeting duly called and held, upon the recommendation of the Transaction Committee, the Board has (i) determined that this Agreement and the transactions contemplated hereby are fair to, advisable and in the best interests of the Company’s stockholders, (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, and (iii) resolved to recommend approval and adoption of this Agreement and the transactions contemplated hereby by the Company’s stockholders (the recommendation described in this clause (iii) being the “Company Recommendation”).
Section 3.03.   Non-Contravention; Consents and Approvals.
(a)   The execution and delivery of this Agreement by the Company do not, and the compliance by the Company with any terms or provisions hereof and the consummation by the Company of the transactions contemplated hereby will not, (i) result in a violation of any provision of the organizational documents of the Company or any of its Subsidiaries, (ii) assuming that all consents, approvals and authorizations contemplated by Section 3.03(b) have been obtained and all notices and filings described in Section 3.03(b) have been made, result in a violation of any Law or Order applicable to, binding upon or enforceable against the Company or any of its Subsidiaries or any of their respective properties or assets, or (iii) result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right of acceleration or termination under, result in the creation of any Lien (other than a Permitted Lien) on any of the respective properties or assets of the Company or any of its Subsidiaries pursuant to, or require any notice, consent or waiver under, any Permit, Material Contract or Lease, except in the case of clauses (ii) and (iii) as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(b)   No consent, approval, Order or authorization of, action by or in respect of, or registration, declaration or filing with, any Governmental Authority is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation of the Merger or the other transactions contemplated by this Agreement, except (i) as required under the HSR Act or as set forth in Section 3.03(b) of the Disclosure Schedule, (ii) as required under applicable requirements of the Securities Act, the Exchange Act, other applicable foreign securities Laws, and state securities, takeover and “blue sky” Laws, as may be required in connection with this Agreement and the transactions contemplated hereby, (iii) the filing of the Certificate of Merger with the Delaware Secretary of State, (iv) any filings with and approvals of the NASDAQ, and (v) such other consents, approvals, Orders, authorizations, actions, registrations, declarations and filings the failure of which to be obtained or made individually or in the aggregate has not had and would not reasonably be expected to have a Company Material Adverse Effect.
Section 3.04.   Capitalization.
(a)   The authorized capital stock of the Company consists of (i) 60,000,000 shares of class A common stock. par value $0.01 per share (the “Class A Common Stock”), (ii) 10,000,000 shares of class B common stock. par value $0.01 per share (the “Class B Common Stock”), (iii) 50,000 shares of preferred stock, par value $50.00 per share (the “Company Preferred Stock”), and (iv) 1,500,000 shares of series preferred stock, par value $0.01 per share (the “Company Series Preferred Stock”). As of the close of business on December 16, 2024 (the “Specified Date”):
(i)   20,253,775 shares of Class A Common Stock were issued and outstanding;
(ii)   2,260,954 shares of Class B Common Stock were issued and outstanding;
(iii)   no shares of Company Preferred Stock were issued and outstanding;
(iv)   no shares of Company Series Preferred Stock were issued and outstanding; and
(v)   Company RSUs relating to 1,032,158 shares of Company Common Stock were outstanding.
(b)   Except as set forth in this Section 3.04, or as expressly permitted by Section 5.01, there are no issued or outstanding (i) shares of capital stock or other voting securities of or other ownership interest in the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of or other ownership interest in the Company, (iii) warrants, calls, conversion rights, redemption rights, repurchase rights, agreements, arrangements, commitments, options or other rights to acquire from the Company, or other obligations of the Company to issue, any capital stock, other voting securities or securities convertible into or exchangeable or exercisable for, or giving any Person a right to subscribe or acquire, capital stock or other voting securities of or other ownership interest in the Company or (iv) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other voting securities of or ownership interests in, the Company, and there are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any such securities. There are no bonds, debentures, notes or other indebtedness of the Company or its Subsidiaries having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company or its Subsidiaries may vote. None of the Company or any of its Subsidiaries is a party to any voting Contract with respect to the voting of any of its securities.
(c)   Section 3.04(c) of the Disclosure Schedule sets forth a correct and complete list of all holders, as of the Specified Date, of outstanding Company RSUs, indicating as applicable, with respect to each Company RSU then outstanding, the type of award granted, the number of shares of Company Common Stock subject to such Company RSU, and which Company Equity Plan governs the terms of such Company RSU. The Company has made available to Parent true and complete copies of all Company Equity Plans and the forms of all award agreements and other governing documents evidencing outstanding Company RSUs.
(d)   None of the shares of capital stock of the Company are owned by any Subsidiary of the Company.
Section 3.05.   Subsidiaries.
(a)   Section 3.05(a) of the Disclosure Schedule lists (i) each Subsidiary of the Company and the Joint Venture as of the date hereof and the ownership interest of the Company in each such Subsidiary or the Joint Venture, the jurisdiction of incorporation or formation of each such Subsidiary and the Joint Venture, and the ownership interest and number and type of capital stock or other securities owned by any other Person or Persons in each such Subsidiary or the Joint Venture (and the owner thereof) and (ii) the Company’s, its Subsidiaries’ or the Joint Venture’s capital stock, equity interest or other direct or indirect ownership interest in any other Person other than securities held for investment by the Company or any of its Subsidiaries or its Joint Venture and consisting of less than 5% of the outstanding capital stock or other equity interest of such Person. The Company does not own, directly or indirectly, any voting interest in any Person that would require an additional filing by Parent under the HSR Act or under any other applicable Antitrust Law in order to consummate the Merger and the other transactions contemplated hereby. Each Subsidiary of the Company and the Joint Venture is a corporation or other entity duly incorporated or organized, validly existing and in good standing (with respect to jurisdictions that recognize that concept) under the Laws of its jurisdiction of incorporation or organization and has all corporate or other organizational power, as applicable, required to carry on its business as conducted as of the date hereof. Each such Subsidiary and the Joint Venture is duly qualified or licensed to do business as a foreign corporation or other entity, as applicable, and is in good standing (with respect to jurisdictions that recognize that concept) in each jurisdiction where the nature of its properties and the conduct of its business as of the date hereof require such qualification, licensing or good standing, except where the failure to be so qualified, licensed or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. The Company has made available to Parent complete and correct copies of each of the Company’s Subsidiaries’ and the Joint Venture’s organizational documents that are in full force and effect as of the date of this Agreement, and none of the Company’s Subsidiaries or the Joint Venture is in violation of any of the provisions of such organizational documents.
(b)   All of the outstanding shares of capital stock of, or other equity interests in, each Subsidiary of the Company and the Joint Venture have been validly issued and are fully paid and nonassessable and free of any preemptive rights, and are owned directly or indirectly by the Company free and clear of all Liens other than Permitted Liens and those restrictions on transfer imposed by applicable securities Laws, and free of any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity interests. There are no issued or outstanding (i) securities of any Subsidiary of the Company or the Joint Venture convertible into or exchangeable for shares of capital stock or other voting securities of or other ownership interest in any Subsidiary of the Company or the Joint Venture, (ii) warrants, calls, conversion rights, redemption rights, repurchase rights, agreements, arrangements, commitments, options or other rights to acquire from the Company, any of its Subsidiaries or its Joint Venture, or other obligations of the Company, any of its Subsidiaries or its Joint Venture to issue, any capital stock, other voting securities or securities convertible into or exchangeable or exercisable for, or giving any Person a right to subscribe or acquire, capital stock or other voting securities of or other ownership interest in any Subsidiary of the Company or the Joint Venture or (iii) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other voting securities of or ownership interests in, any Subsidiary of the Company or the Joint Venture, and there are no outstanding obligations of the Company, any of its Subsidiaries or its Joint Venture to repurchase, redeem or otherwise acquire any such securities.
(c)   Neither the Company nor any of its Subsidiaries owns, directly or indirectly, any voting or economic interest of 10% or more (other than any directly or indirectly owned Subsidiary of the Company) of any partnership, corporation, limited liability company, joint venture or similar entity.
Section 3.06.   Company SEC Documents; Financial Statements.
(a)   The Company has filed or furnished, on a timely basis, all reports, schedules, forms, statements and other documents (including exhibits and other information incorporated therein) with the SEC required to be filed or furnished by the Company under the Exchange Act since March 1, 2022 (such documents, collectively with any documents filed or furnished during such period by the Company to the SEC on a voluntary basis, any exhibits and schedules to any of the foregoing documents and other information incorporated therein, the “Company SEC Documents”). Each of the Company SEC Documents, as of the time of its filing or furnishing (or, if applicable, as of the time of its most recent amendment or supplement, or, in the case of a Company SEC Document that is a registration statement filed pursuant to the Securities Act or a proxy statement filed pursuant to the Exchange Act, on the date of effectiveness of such Company SEC Document or date of mailing, respectively), complied or will comply (as applicable), as to form in all material respects with, to the extent in effect at such time, the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 (“SOX”) applicable to such Company SEC Document, and none of the Company SEC Documents when filed or furnished (or, if amended, as of the date of such most recent amendment or supplement, or, in the case of a Company SEC Document that is a registration statement filed pursuant to the Securities Act or a proxy statement filed pursuant to the Exchange Act, on the date of effectiveness of such Company SEC Document or date of mailing, respectively), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(b)   Each of the consolidated financial statements (including the related notes and schedules thereto) of the Company included in the Company SEC Documents (or incorporated therein by reference) complied at the time it was filed or, if amended, as of the date of such most recent amendment, as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto in effect at the time of such filing or amendment, had been prepared in accordance with GAAP applied in a manner consistent throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by the rules and regulations of the SEC) and fairly presented in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal period-end audit adjustments that were not and are not material individually or in the aggregate). There are no outstanding or unresolved comments from the SEC with respect to any of the Company SEC Documents, and, to the Knowledge of the Company, none of the Company SEC Documents are subject to any pending proceeding by or before the SEC.
(c)   The Company has established and maintains “disclosure controls and procedures” (as defined in Rule 13a-15 or 15d-15, as applicable, under the Exchange Act). Such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and all such material information is made known to the Company’s principal executive officer and principal financial officer. The Company has established and maintains a system of “internal control over financial reporting” (as defined in Rule 13a-15 under the Exchange Act). Such internal control over financial reporting provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on its financial statements. The Company has disclosed, based on its most recent evaluation of its internal control over financial reporting prior to the date of this Agreement, to the Company’s auditors and audit committee (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which would be reasonably expected to materially adversely affect the Company’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, known to management, that involves management or other employees who have a significant role in internal control over financial reporting, all of which information described in clauses (A) and (B) above has been disclosed to Parent prior to the date of this Agreement. Since March 1, 2022, the Company has not received any credible written (or to the Knowledge of the Company, oral) complaint, allegation, assertion or claim of any material improper activity regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or its Subsidiaries or their respective internal accounting controls.
(d)   As of the date of this Agreement, neither the Company nor any of the Company’s Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand) or any “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K of the SEC), where the result, purpose or effect of such arrangement is to avoid having any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries reflected or disclosed in the Company’s or such Subsidiary’s financial statements or other Company SEC Documents.
(e)   Each of the principal executive officer of the Company and the principal financial officer of the Company has made all certifications required by Rules 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of SOX with respect to the Company SEC Documents, and the statements contained in such certifications are accurate in all material respects. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in SOX.
(f)   None of the Subsidiaries of the Company is subject to the reporting requirements of Section 13a or Section 15d of the Exchange Act. Neither the Company nor any of its Subsidiaries are required by applicable Law to make any filings or reports in respect of the Shares or other securities of the Company or any of its Subsidiaries with any Governmental Authority outside of the United States whose primary responsibility is for the regulation of securities except, with respect to the Company’s Subsidiaries, for failures to make any such filings or reports that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 3.07.   Disclosure Documents.   The proxy statement of the Company to be filed with the SEC in connection with the Merger (the “Company Proxy Statement”) and any amendments or supplements thereto and the Rule 13e-3 Transaction Statement on Schedule 13E-3 to be filed jointly by the Company and Parent (the “Schedule 13E-3”) and any amendments or supplements thereto will, when filed, comply as to form in all material respects with the applicable requirements of the Exchange Act. At the time the Company Proxy Statement or any amendment or supplement thereto is first mailed to stockholders of the Company, and at the time such stockholders vote on adoption of this Agreement and at the Effective Time, the Company Proxy Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 3.07 will not apply to statements or omissions included in the Company Proxy Statement or the Schedule 13E-3 based upon information furnished to the Company in writing by Parent or Merger Sub specifically for use therein.

Section 3.08.   No Undisclosed Liabilities.   The Company and its Subsidiaries do not have any liabilities or obligations required by GAAP to be reflected in a consolidated balance sheet of the Company and its Subsidiaries except for (a) those reflected or reserved against in the Company Balance Sheet (or the notes thereto), (b) liabilities and obligations incurred since the Company Balance Sheet Date in the ordinary course of business, (c) liabilities and obligations arising under this Agreement or the transactions contemplated hereby, (d) performance obligations under Contracts to which the Company or any of its Subsidiaries is a party or bound (but not including liabilities resulting from a breach thereof), or (e) liabilities or obligations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 3.09.   Absence of Certain Developments.   Except as set forth in Section 3.09 of the Disclosure Schedules, and except as contemplated or permitted by, or necessary to effectuate the transactions contemplated by, this Agreement, since the Company Balance Sheet Date, (a) through the date of this Agreement, the business of the Company and its Subsidiaries has been conducted in all material respects in the ordinary course of business, (b) there has not occurred a Company Material Adverse Effect, (c) there has not been any material damage, destruction or other casualty loss with respect to any material property or asset owned, leased or otherwise used by the Company or its Subsidiaries (including any real property), whether or not covered by insurance, and (d) neither the Company nor any of its Subsidiaries has taken, or agreed, committed, arranged, authorized or entered into any understanding to take, any action that, if taken on or after the date of this Agreement, would (without Parent’s prior written consent) have constituted a breach of any of the covenants set forth in Section 5.01(b).
Section 3.10.   Litigation.   Except as set forth in Section 3.10 of the Disclosure Schedule, as of the date of this Agreement, there are no, and for the past three years have been no, material Actions pending or, to the Knowledge of the Company, threatened in writing against the Company, any of its Subsidiaries or the Joint Venture, at law or in equity, by or before any Governmental Authority or arbitrator. As of the date of this Agreement, none of the Company, any of its Subsidiaries or the Joint Venture is subject to any Order, except for those that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 3.11.   Compliance with Laws.
(a)   The Company, its Subsidiaries and the Joint Venture are, and for the past three years have been, in compliance in all material respects with all applicable Laws and Orders, and, to the Knowledge of the Company, are not under investigation with respect to and have not been threatened to be charged with or given notice of any material violation of any applicable Law or Order.
(b)   The Company, its Subsidiaries and the Joint Venture have in effect all material governmental licenses, approvals, permits, certifications, registrations, consents, variances, exemptions and authorizations that are necessary to the operation of their business as currently conducted (collectively, “Permits”); none of the Company or any of its Subsidiaries is in material default or violation under any such Permits; and there are no Actions pending or, threatened in writing or, to the Knowledge of the Company, orally relating to the suspension, failure to renew, revocation or modification of any such Permits.
Section 3.12.   Anti-Corruption Laws.   The Company and its Subsidiaries have acted at all times in the past five years in compliance with the Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010, as amended, any applicable Law implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business or other applicable conventions, and any other applicable anti-corruption law (collectively, the “Anti-Corruption Laws”). The Company maintains policies and procedures reasonably designed to ensure compliance by the Company and its Subsidiaries with the Anti-Corruption Laws.
Section 3.13.   International Trade Laws.   The Company and its Subsidiaries have in the past five years conducted all transactions in accordance with applicable provisions of International Trade Laws. Without limiting the foregoing:
(a)   None of the Company or its Subsidiaries is or has in the past six years been a Sanctioned Person and none of the Company or its Subsidiaries is acting, or purporting to act, on behalf of a Sanctioned Person or has in the past six years acted or purported to act on behalf of a Sanctioned Person. Neither the

Company nor its Subsidiaries, nor any other third party acting or purporting to act on behalf of the Company or any of its Subsidiaries, has been engaged in any dealings or transactions with, involving, or for the benefit of any Sanctioned Person, in or with any Sanctioned Country, or otherwise in violation of Sanctions.
(b)   Neither the Company nor its Subsidiaries has in the past five years, made any voluntary disclosure to any Governmental Authority under any International Trade Law, and, in the past five years, there have been no actual or threatened written inquiries, investigations, or enforcement actions regarding compliance by the Company or its Subsidiaries with any International Trade Law nor has any inquiry, investigation, or enforcement action been threatened in writing, or to the Knowledge of the Company, orally, and no Governmental Authority has, in the past five years, assessed any fine or penalty against, or issued any warning letter to, the Company or its Subsidiaries with regard to compliance with any International Trade Law.
(c)   None of the products or materials imported in the past five years by, for or on behalf of the Company or its Subsidiaries for which the Company acted as Importer of Record, for which final liquidation has not yet occurred is subject to or otherwise covered by an antidumping duty order or countervailing duty order that remains in effect or is subject to or otherwise covered by any pending antidumping or countervailing duty investigation by any Governmental Authority.
(d)   Neither the Company nor its Subsidiaries has, in the past five years, acted as Importer of Record in connection with the import of products or materials mined, produced, or manufactured, wholly or in part, with the use of forced labor or mined, produced, or manufactured wholly or in part in the Xinjiang Uyghur Autonomous Region or by an entity on the Uyghur Forced Labor Prevention Act Entity List.
(e)   The Company maintains policies and procedures reasonably designed to ensure compliance by the Company and its Subsidiaries with the International Trade Laws.
Section 3.14.   Material Contracts.
(a)   Section 3.14(a) of the Disclosure Schedule lists each Contract of the following types to which the Company or any of its Subsidiaries is a party or by which they are bound:
(i)   any Contract that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K promulgated by the SEC;
(ii)   any Contract with respect to the formation, creation, operation, management or control of a joint venture, limited liability company, partnership or similar agreement or arrangement with another Person;
(iii)   any Contract relating to indebtedness for borrowed money or deferred purchase price of property incurred by the Company or any of its Subsidiaries (in each case, whether incurred, assumed, guaranteed or secured by any asset) having an outstanding principal amount in excess of $500,000;
(iv)   any Contract involving the acquisition or disposition, directly or indirectly (by merger, sale of stock, sale of assets or otherwise), of assets, capital stock, securities or other equity interests or businesses for aggregate consideration (in one or a series of transactions) under such Contract of $1,000,000 or more (other than acquisitions or dispositions of inventory in the ordinary course of business consistent with past practice);
(v)   any Contract that by its terms calls for (A) aggregate payment or receipt by the Company and its Subsidiaries under such Contract of more than $1,000,000 over the remaining term of such Contract or (B) annual payments to or from the Company or its Subsidiaries of more than $500,000;
(vi)   any Contract pursuant to which the Company or any of its Subsidiaries has continuing guarantee, “earn-out” or other contingent payment obligations, in each case that would reasonably be expected to result in payments in excess of $500,000;
(vii)   any Contract (A) pursuant to which a third party grants the Company or any of its Subsidiaries a license to any Intellectual Property that is material to the business of the Company or any of its Subsidiaries, as currently conducted, but excluding in all events Contracts granting a license or right to use commercially available software with annual license, maintenance, support and other fees of less than $500,000 in the aggregate and Contracts that include a license or right to use Intellectual Property that is incidental to the subject matter of the Contract in which they are incorporated or a license or right to use Intellectual Property granted for the purpose of enabling or supporting the provision of services or use of products and that is not otherwise material to the subject matter of the Contract, or (B) pursuant to which the Company or any of its Subsidiaries grants a third party a license under or to any Intellectual Property owned by the Company or its Subsidiaries to any third party, other than non-exclusive licenses that are granted pursuant to commercial relationships between the Company or its Subsidiaries, on the one hand, and their customers, vendors or suppliers, on the other hand, in the ordinary course of business;
(viii)   any collective bargaining agreement or other Contract with a labor union, labor organization, works council or similar organization;
(ix)   any Government Contract;
(x)   any Contract that is a partnership, limited liability company, joint venture or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any joint venture;
(xi)   any Contract that grants “most favored nation” status to a Material Customer or Material Supplier;
(xii)   any Contract between the Company or any of its Subsidiaries, on the one hand, and any director or officer of the Company or any 5% stockholder of the Company or their immediate family members, on the other hand (other than employment Contracts, indemnification Contracts and other Contracts relating to a director’s or officer’s service as such with the Company);
(xiii)   any Contract that contains any provision expressly requiring the Company or any of its Subsidiaries to purchase or sell any material goods or services exclusively to or from another Person or that otherwise purports to limit either (x) the type of business in which the Company or its Subsidiaries may engage, (y) the manner or locations in which any of them may so engage in any business or (z) the rights of the Company or any of its Subsidiaries to make, sell or distribute any products or services; or
(xiv)   any Contract with a Material Customer or Material Supplier, other than purchase orders entered into in the ordinary course of business that have resulted, or are reasonably expected to result, in payments by or to the Company and its Subsidiaries of less than $500,000 in the aggregate).
Each contract of the type described in this Section 3.14(a) is referred to herein as a “Material Contract.”
(b)   A true and correct copy of each Material Contract has previously been made available to Parent (except with such redactions as may be clearly marked on such copy). Each Material Contract is valid and binding on the Company or one of its Subsidiaries, as applicable, and to the Knowledge of the Company, each other party thereto and in full force and effect and enforceable in accordance with its terms, subject to the Bankruptcy and Equity Exception, except to the extent that (i) it has previously expired in accordance with its terms, (ii) it is cancelled, rescinded or terminated after the date of this Agreement in accordance with its terms or (iii) the failure to be in full force and effect, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is (and, to the Knowledge of the Company, no other party is) in default under any Material Contract, (B) the Company and its Subsidiaries have performed all obligations required to be performed by them to date under the Material Contracts and are not (with or without the lapse of time or the giving of notice, or both) in breach thereunder, (C) neither the Company nor any of its Subsidiaries has received any written or, to the Knowledge of the Company, oral notice of termination in respect of any Material Contract, and (D) to the Knowledge of the Company, there are no disputes pending or threatened in writing (or threatened orally) that are material to the business of the Company and its Subsidiaries, taken as a whole, with respect to any Material Contract.

(c)   Section 3.14(c) of the Disclosure Schedule sets forth a true and complete copy of the standard form purchase order utilized by the Company and its Subsidiaries in the ordinary course of business.
Section 3.15.   Taxes.
(a)   All material Tax Returns required by applicable Law to be filed with any Taxing Authority by the Company or any of its Subsidiaries have been filed and all such Tax Returns were accurate and complete when filed in all material respects, and all material Taxes payable by the Company and each of its Subsidiaries (whether or not shown on the Company’s Tax Returns) have been paid to the relevant Taxing Authority. The Company and each of its Subsidiaries has not incurred any material liability for Taxes owed since the date of the Company’s most recent financial statements included in the Company SEC Documents outside of the ordinary course of business.
(b)   There is (i) no Action now pending or threatened in writing against the Company or its Subsidiaries in respect of any Tax, (ii) no deficiency for any Tax that has been asserted or assessed in writing by any Taxing Authority against the Company or any of its Subsidiaries as a result of any audit or examination by such Taxing Authority, other than any such deficiency that has been paid, settled or withdrawn or is being contested in good faith and in accordance with applicable legal requirements, (iii) no Lien for Taxes (other than Permitted Liens) upon any of the assets or properties of the Company or its Subsidiaries; and (iv) no unresolved written claim that has been received by the Company or any of its Subsidiaries from any Taxing Authority in any jurisdiction in which such Company or any of its Subsidiaries do not file Tax Returns asserting that such Company or any of its Subsidiaries is or may be subject to Taxes in that jurisdiction.
(c)   Neither the Company nor any of its Subsidiaries (i) is party to or bound by any Tax allocation, Tax sharing or Tax indemnification agreement that would have a continuing effect after the Closing Date, other than (A) any such agreement exclusively between or among the Company and its Subsidiaries, or (B) Tax provisions in agreements the primary matter of which is not Taxes; (ii) has been a member of an affiliated group (within the meaning of Section 1504(a) of the Code) filing a consolidated U.S. federal income Tax Return (other than a group the common parent of which is or was Parent or the Company); (iii) has any liability for the Taxes of any other Person under Section 1.1502-6 of the Treasury Regulations (or any similar provision of state, local or foreign Law), or as a transferee or successor or otherwise by operation of Law; or (iv) has requested or agreed to any extension or waiver of the statute of limitations applicable to any Tax Return, or agreed to any extension of time with respect to a Tax assessment or deficiency, which period (after giving effect to such extension or waiver) has not yet expired.
(d)   Neither the Company nor any of its Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4 (or any similar provision of the Tax laws of any jurisdiction).
(e)   During the two-year period ending on the date hereof, neither the Company nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code.
(f)   Neither the Company nor any of its Subsidiaries has made an election under Section 965(h) of the Code (or any corresponding or similar provision of state, local or foreign Tax law).
Section 3.16.   Labor and Employment Matters.
(a)   Except as set forth on Section 3.16(a) of the Disclosure Schedule, neither the Company nor any of its Subsidiaries is, or for the past three years has been, a party to or bound by any collective bargaining agreement or similar agreement with any labor union or other labor organization. To the Knowledge of the Company, there is not currently, and for the past three years has been no effort to organize any employees of the Company and its Subsidiaries into one or more collective bargaining units. Neither the Company nor any of its Subsidiaries has experienced any strike or claim of unfair labor practices or other material grievance or other collective bargaining dispute during the past three years and none are pending or have been threatened in writing.
(b)   The Company and all of its Subsidiaries are, and for the past three years have been, in compliance with all applicable Laws relating to employment or employment practices, including Laws relating to the terms and conditions of employment, wages, hours of work overtime, rest and meal breaks, payroll practices and pay statements, tax withholdings, employee and contractor classification, employment of minors, occupational safety and health, workers compensation, discrimination, harassment, retaliation, termination, civil rights fair employment standards, leave laws, pay equity, disability accommodations, collection and storage of biometric information, labor relations, work authorization and immigration.
(c)   All individuals employed by the Company or its Subsidiaries are legally eligible for employment in the jurisdiction in which they work; and for each employee working in the United States, the Company or applicable Subsidiary has retained a correct and current Form I-9 in accordance with applicable law.
(d)   There are, and in the past three years there have been, no investigations by any Governmental Authority with respect to any labor or employment practices of the Company or any of its Subsidiaries pending or, to the Knowledge of the Company, threatened. There are, and in the past three years have been no, allegations, claims or accusations of sexual harassment or sexual misconduct made against the Company or any Subsidiary, or, to the Knowledge of the Company, any officer, director or supervisory employee of the Company or any Subsidiary.
(e)   In the past three years, neither the Company nor any Subsidiary has experienced a “plant closing” or “mass layoff” or other group termination requiring notice under the Worker Adjustment Retraining and Notification Act of 1988 or similar state or local law (collectively, the “WARN Act”).
Section 3.17.    Employee Benefit Plans.
(a)   Section 3.17(a) of the Disclosure Schedule contains a true and complete list of all Benefit Plans. With respect to each Benefit Plan, the Company has provided or made available to Parent true and complete copies (if applicable) of (i) the current plan documents and amendments thereto, or, in the case of an unwritten, Benefit Plan, a written description of its material terms, (ii) the most recent determination or opinion letters (as applicable) from the IRS, (iii) the current summary plan descriptions, including summaries of material modification, (iv) annual reports on Form 5500 for the three most recently completed plan years, (v) all current trust agreements, insurance contracts and other documents relating to the funding or payment of benefits under any Benefit Plan, and (vi) material correspondence relating to any such Benefit Plan between the Company, its Subsidiaries or their representatives and any Governmental Authority within three years prior to the date hereof.
(b)   Each Benefit Plan has been maintained, operated and administered in accordance with its terms and all applicable Laws, except for non-compliance that, individually or in the aggregate, is not material. All Benefit Plans intended to be qualified within the meaning of Section 401(a) of the Code are so qualified and have received favorable determination, advisory or opinion letters, as applicable, from the IRS, to the effect that such Benefit Plans are so qualified, and each trust created under any Benefit Plan has been determined by the IRS to be exempt from Tax under the provisions of Section 501(a) of the Code. No event has occurred since the date of the most recent determination letter relating to any such Benefit Plan that would reasonably be expected to adversely affect the qualification of such Benefit Plan. All (i) contributions, transfers or payments required to be made to, (ii) insurance premiums required to be paid with respect to, and (iii) benefits, expenses and other amounts due and payable under each Benefit Plan required by applicable Law or the terms of such Benefit Plan have been paid, made or, if applicable, accrued in all respects in accordance with GAAP. There have been no non-exempt “prohibited transactions” within the meaning of Section 4975 of the Code or Section 406 of ERISA or breaches of any of the duties imposed on “fiduciaries” (within the meaning of Section 3(21) of ERISA) by ERISA with respect to the Benefit Plans that would result in liability (contingent or otherwise) to the Company or its Subsidiaries.
(c)   Neither the Company, its Subsidiaries nor any of their ERISA Affiliates currently sponsors, maintains, contributes to or is required to contribute to, or has in the past six years had any liability or obligation (contingent or otherwise) with respect to any plan that (i) is subject to Title IV of ERISA or Section 412 of the Code, including a “multiemployer plan” within the meaning of Section 3(37) of ERISA, (ii) is a “multiple employer plan” within the meaning of Section 413 of the Code, (iii) is a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA, or (iv) is a “defined benefit plan” within the meaning of Section 3(35) of ERISA. With respect to each Benefit Plan, (A) no condition exists that presents a material risk to the Company of incurring a liability under Title IV of ERISA, (B) the

Pension Benefit Guaranty Corporation has not instituted proceedings under Section 4042 of ERISA to terminate any Benefit Plan, and (C) no event has occurred that would be reasonably expected to subject the Company or any of its Subsidiaries to any Tax, fine, Lien (other than Permitted Liens), penalty or other liability imposed by ERISA, the Code or other applicable Laws, rules and regulations.
(d)   The Company, its Subsidiaries and their ERISA Affiliates are in compliance, in all material respects, with the continuation coverage requirements required under Part 6 of Subtitle B of Title I of ERISA and Section 4980B of the Code.
(e)   The Company (i) offers coverage to all Full-Time Employees of the Company that is Affordable and provides Minimum Value in material compliance with Section 4980H of the Code and the regulations and guidance issued thereunder, (ii) accurately and timely is in material compliance with the mandatory employer reporting requirements of Section 6055 and Section 6056 of PPACA, and (iii) no event has occurred that would reasonably be expected to subject the Company to any excise taxes set forth in Section 4980H of the Code. For purposes of this Section 3.17(e), the terms “Full-Time Employee,” “Affordable” and “Minimum Value” shall have the meanings ascribed to them under PPACA.
(f)   There are no pending or, to the Knowledge of the Company, Actions or investigations threatened involving any of the Benefit Plans (except for routine claims for benefits payable in the normal operation of the Benefit Plans) that would reasonably be expected to result in liability to the Company or its Subsidiaries.
(g)   Except as set forth on Section 3.17(g) of the Disclosure Schedule, the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated by this Agreement will not, either alone or together with any other event, (i) accelerate the time of payment or vesting, or trigger any payment or funding (through a grantor trust or otherwise) of, compensation or benefits under, increase the amount payable or trigger any other obligation pursuant to, any Benefit Plan or (ii) result in payments under any Benefit Plan that would not be deductible under Section 280G of the Code.
(h)   Except as set forth on Section 3.17(h) of the Disclosure Schedule, neither the Company nor any of its Subsidiaries has any liability (contingent or otherwise) in respect of post-retirement health, medical or life insurance benefits for retired, former or current employees of the Company or its Subsidiaries, except as required under Section 4980B of the Code.
(i)   Each Benefit Plan that is a “nonqualified deferred compensation plan” (as such term is defined in Section 409A(d)(1) of the Code) has been documented and operated in material compliance with Section 409A of the Code. The Company and its Subsidiaries have no obligation to “gross-up,” indemnify or otherwise reimburse any employee or any other Person for any Tax incurred by such employee or Person under Section 409A or Section 4999 of the Code.
(j)   Each Benefit Plan which is maintained outside of the United States (i) has been maintained, operated and funded in all material respects in conformance with the applicable statutes or governmental regulations and rulings relating to such Benefit Plan in the jurisdiction in which such Benefit Plan is present or operates and, to the extent relevant, the United States, (ii) that is intended to qualify for special Tax treatment meets all material requirements for such treatment and (iii) to the extent required by applicable Law, has been registered with the applicable Governmental Authority.
Section 3.18.    Intellectual Property; Information Technology; Data Privacy; Software.
(a)   Section 3.18(a) of the Disclosure Schedule sets forth, with owner, countries, registration and application numbers and dates indicated, as applicable, a complete and correct list of all the following Owned Intellectual Property: (i) issued patents and applications therefor, (ii) registered copyrights and pending applications therefore; (iii) registered trademarks and pending applications for registration of trademarks; (iv) Proprietary Software that is material to the businesses of the Company or its Subsidiaries; and (v) domain name registrations. The Owned Intellectual Property required to be listed thereon has been, if and to the extent applicable, duly registered with, filed in or issued by, as the case may be, the United States Patent and Trademark Office, the United States Copyright Office or other applicable filing office(s), domestic or foreign. The material issued patents, trademark registrations and copyright registrations included in Owned Intellectual Property are subsisting and, to the Knowledge of the Company, any such issued and granted items are valid and enforceable.

(b)   The Company and its Subsidiaries own, license or otherwise have a valid right to use all Intellectual Property used in and material to the operation of their businesses as currently conducted, in the manner in which such Intellectual Property is currently used (provided, however, that the foregoing shall not be deemed to be a representation as to non-infringement, misappropriation or other violation of Intellectual Property, for which the representations in the immediately following sentence shall control), and the Owned Intellectual Property is solely owned free and clear of all Liens (other than Permitted Liens). Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect: (i) to the Knowledge of the Company, the conduct of the business of the Company and its Subsidiaries as currently conducted and as conducted during the six year period immediately preceding the date hereof does not, and did not, infringe, violate, dilute or misappropriate any other Person’s Intellectual Property rights, (ii) during the six year period prior to the date hereof, neither the Company nor any of its Subsidiaries has been a party to any material Action that includes a claim of infringement, misappropriation, dilution or other violation by any third party with respect to the Company’s or any of its Subsidiaries’ use of such third party’s Intellectual Property, or that challenges the Company’s or any of its Subsidiaries’ rights or the enforceability or validity of Owned Intellectual Property, and (iii) to the Knowledge of the Company, no Person is infringing, violating, diluting or misappropriating any Owned Intellectual Property, or such Owned Intellectual Property is owned by the Company or a Subsidiary by operation of Law.
(c)   All current employees, consultants, contractors and agents of the Company, its Subsidiaries and any other Person who participated in the creation or contributed to the conception or development of material Owned Intellectual Property relating to the business of the Company or its Subsidiaries have assigned to the Company or its Subsidiaries all of such Person’s right, title and interest in and to such Owned Intellectual Property.
(d)   The Company and its Subsidiaries use reasonable measures to maintain the confidentiality of material trade secrets included in the Owned Intellectual Property, including by entering into confidentiality agreements with Persons to whom any material portion of any such trade secrets are disclosed or by otherwise imposing confidentiality obligations on such Persons in connection with such disclosures, including by virtue of such Persons acknowledging the confidentiality terms in the applicable employee handbook.
(e)   The Company and its Subsidiaries have taken commercially reasonable efforts to protect the security and integrity of the IT Systems. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the IT Systems used by the Company and its Subsidiaries are sufficient for the conduct of their businesses as currently conducted and as presently proposed to be conducted. Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect, to the Knowledge of the Company, during the six year period immediately preceding the date hereof, the Company and its Subsidiaries have obtained and possessed valid licenses to use all of the software programs present on the computers and other software-enabled electronic devices that they own or lease or that they have otherwise provided to their employees for their use in connection with their businesses.
(f)   In the past three years, the Company and its Subsidiaries have posted and maintained a Privacy Policy on their website and all current Privacy Policies of the Company have been made available to Parent. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have data privacy and security practices with respect to their collection, use, sharing, transfer and storage of Personal Information from employees, consumers or other individuals that comply, and, in the past three years, have complied, in all material respects, with (i) material contractual obligations to which the Company and its Subsidiaries are subject and (ii) applicable Data Protection Requirements. To the Knowledge of the Company, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the execution, delivery and performance of this Agreement will not cause, constitute or result in a breach or violation in any material respect of any such material contractual obligations, or of any applicable Data Protection Requirements.
(g)   The Company and its Subsidiaries maintain commercially reasonable physical, organizational and technical security measures designed to protect the Personal Information they collect, use, share, transfer or store from employees, consumers or other individuals. The Company has in place commercially reasonable incident response and disaster recovery plans, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. In the past three years, to the Knowledge of the Company, the Company and its Subsidiaries have not suffered a Personal Information Breach resulting in the requirement under applicable Data Protection Laws to notify any Governmental Authority or the individuals whose Personal Information was subject to such Personal Information Breach. In the past three years, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect (i) neither the Company nor any of its Subsidiaries has received any written notice from any Governmental Authority regarding any actual, alleged or potential violation of, or failure to comply with, any applicable Data Protection Laws, and (ii) to the Knowledge of the Company, no Person has notified the Company in writing of any Action against the Company initiated or pursued by such Person relating to actual or alleged non-compliance by the Company or any of its Subsidiaries with respect to applicable Data Protection Laws.
(h)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all material use and distribution of Open Source Software included by the Company and its Subsidiaries in the products or services of the Company and its Subsidiaries is in material compliance with the Open Source Licenses applicable to such use and distribution, including, without limitation, all copyright notice and attribution requirements.
(i)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no product of the Company or its Subsidiaries incorporates or has embedded in it any Source Code subject to an Open Source License (including any GNU General Public License, Library General Public License, Lesser General Public License, Mozilla License, Berkeley Software Distribution License, MIT License, or Apache Software License), such that any product or service of the Company or its Subsidiaries is subject to the terms of such Open Source License in such a manner that requires any material Proprietary Software owned by the Company to be (i) disclosed or distributed in source code form, (ii) licensed for the purpose of making derivative works or (iii) redistributable at no charge.
(j)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor its Subsidiaries nor any other party acting on behalf of the Company or its Subsidiaries has disclosed or delivered to any third party, or permitted the disclosure or delivery, by any escrow agent to any third party of, any Source Code owned by the Company or its Subsidiaries, excluding Persons performing services for the Company or its Subsidiaries involving such Source Code. No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time, or both) will, or would reasonably be expected to, require the disclosure or delivery by the Company, its Subsidiaries or any other party acting on behalf of the Company or its Subsidiaries, including an escrow agent, of any Source Code owned by the Company or its Subsidiaries to any third party, excluding Persons performing services involving such Source Code for the Company or its Subsidiaries. Section 3.18(j) of the Disclosure Schedule identifies each Contract under which the Company or its Subsidiaries have deposited, or are or may be required to deposit, with an escrow agent, any Source Code owned by the Company or its Subsidiaries. The execution of this Agreement by the Company will not reasonably be expected to result in the release by the Company or its Subsidiaries of any material Source Code owned by the Company or its Subsidiaries from or into escrow, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 3.19.    Property.
(a)   Owned Real Property.   Section 3.19(a) of the Disclosure Schedule sets forth a correct and complete listing of all real property owned in fee by the Company or a Subsidiary of the Company, including the applicable record titleholder thereof (the “Owned Real Property”). The Company owns good and marketable title to the Owned Real Property, free and clear of all Liens (other than Permitted Liens).
(b)   Leased Real Property.   Section 3.19(b) of the Disclosure Schedule sets forth a correct and complete listing of any and all real property currently leased, subleased, licensed or used by similar agreement by the Company or a Subsidiary of the Company (the “Leased Real Property”; the Leased Real Property, together with the Owned Real Property, the “Real Property”), including the address, the name of the lessee/tenant and the lessor/landlord and an accurate list of all leases, licenses, subleases or similar agreements pursuant to which the Company leases such Leased Real Property, including any amendments thereto (each, a “Lease”). The Company has made available to Parent a correct and complete copy of each Lease. The

Company, or the applicable Subsidiary of the Company, holds a valid leasehold interest in each Leased Real Property, free and clear of all Liens other than Permitted Liens. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, with respect to the Leased Real Property, to the Knowledge of the Company, (i) the Lease for such property is valid, legally binding, enforceable and in full force and effect in accordance with its terms and (ii) neither the Company nor any of its Subsidiaries is (and, to the Knowledge of the Company, no other party is) in default under any Lease.
(c)   Real Property.   With respect to the Real Property:
(i)   The Real Property is the only real property owned, leased, licensed, occupied or used by the Company and its Subsidiaries, and neither the Company nor a Subsidiary of the Company has agreed to purchase or lease any other real property.
(ii)   Other than the Company or a Subsidiary of the Company, there are no adverse or other parties in possession of the Real Property.
(iii)   To the Knowledge of the Company, the Company has not received written notice of any pending or threatened, condemnation, eminent domain or similar proceedings that are affecting or would affect all, or any portion of, the Real Property.
(iv)   All of the facilities, buildings and improvements on the Leased Real Property (each, a “Facility”): (i) have been used by the Company or its Subsidiaries in the ordinary course of business, and (ii) are in good condition, excepting only reasonable use and ordinary wear and tear, consistent with the Company’s material maintenance and repair obligations under any Lease, if applicable.
(d)   Personal Property.   Except for those matters that individually or in the aggregate have not had and would not reasonably be expected to have a Company Material Adverse Effect, the Company or a Subsidiary of the Company owns and has good and marketable title to all of its tangible personal property and has valid leasehold interests in all of its leased tangible personal properties necessary to conduct their respective businesses as currently conducted, free and clear of all Liens (other than Permitted Liens and Liens permissible under any applicable loan agreements and indentures and for title exceptions, defects, encumbrances, liens, charges, restrictions, restrictive covenants and other matters, whether or not of record, which in the aggregate do not materially affect the continued use of the property for the purposes for which the property is currently being used by the Company or a Subsidiary of the Company, as applicable), assuming the timely discharge of all obligations owing under or related to the owned tangible personal property and the leased tangible personal property. No representation is made under this Section 3.19 with respect to any intellectual property or intellectual property rights, which are the subject of Section 3.18.
(e)   Prior Dispositions.   Section 3.19(e) of the Disclosure Schedule sets forth, with respect to the Contract set forth on Section 3.19(e) of the Disclosure Schedule, a correct and complete list of (i) the purchased assets, (ii) the products sold, distributed or serviced by the business and (iii) certain other information regarding such Contract.
Section 3.20.    Environmental Matters.    Except as set forth on Section 3.20 of the Disclosure Schedule, and except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) the Company and its Subsidiaries are, and have been for the past five years, in compliance with all Environmental Laws, (b) during the past five years or prior to that date if not fully resolved, none of the Company, any of its Subsidiaries or the Joint Venture has received any written notice of a violation of Environmental Laws or any actual or potential liability arising under Environmental Laws or relating to any Hazardous Material, (c) as of the date of this Agreement, there is no Action pending or threatened against the Company or any of its Subsidiaries related to an actual or alleged violation of Environmental Laws or a liability arising under Environmental Laws or relating to any Hazardous Material, (d) there exist no Environmental Conditions that require reporting, investigation, assessment, cleanup, remediation or any other type of response action by the Company or any of its Subsidiaries or that would otherwise give rise to liability of the Company or any of its Subsidiaries pursuant to any Environmental Law or any Contract, (e) none of the Company or any of its Subsidiaries has assumed, undertaken, agreed to provide indemnification for or otherwise become subject to any material liability of any other Person relating to or arising from any Environmental Law, (f) none of the Company or any of its Subsidiaries has sold, manufactured, marketed or distributed any products containing asbestos or asbestos-containing materials, and (g) the Company has made available to Parent copies of all material environmental reports in their respective possession or control concerning Environmental Conditions or potential liability under Environmental Laws.
Section 3.21.    Customers and Suppliers.
(a)   Section 3.21(a) of the Disclosure Schedule sets forth a list of the ten (10) largest (measured by revenue) customers of the Company and its Subsidiaries, taken as a whole (each, a “Material Customer”), for the fiscal year ended February 29, 2024. Since March 1, 2024 to the date of this Agreement, (i) no Material Customer has, to the Knowledge of the Company, notified the Company or any of its Subsidiaries in writing that it intends to terminate, cancel or (other than in connection with industry-wide decreases in volume) materially curtail its business relationship with the Company or any of its Subsidiaries, taken as a whole and (ii) neither the Company nor any of its Subsidiaries is engaged in a dispute that is material to the Company and its Subsidiaries, taken as a whole, with a Material Customer that remains ongoing.
(b)   Section 3.21(b) of the Disclosure Schedule sets forth a list of the ten (10) largest (measured on the basis of the actual amounts paid for goods and services by the Company and its Subsidiaries) suppliers of the Company and its Subsidiaries, taken as a whole (each, a “Material Supplier”), for the fiscal year ended February 29, 2024. Since March 1, 2024 to the date of this Agreement, (i) no Material Supplier has, to the Knowledge of the Company, notified the Company or any of its Subsidiaries in writing that it intends to terminate, cancel or (other than in connection with industry-wide decreases in volume) materially curtail its business relationship with the Company or any of its Subsidiaries, taken as a whole and (ii) neither the Company nor any of its Subsidiaries is engaged in a dispute that is material to the Company and its Subsidiaries, taken as a whole, with a Material Supplier that remains ongoing.
Section 3.22.    Insurance.    Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect, (a) the Company and its Subsidiaries maintain insurance with reputable insurers in such amounts and against such risks as are in accord with normal industry practice, (b) all insurance policies owned or held by the Company or any of its Subsidiaries are in full force and effect, and all premiums due on such policies have been paid by the Company or its Subsidiaries (other than retroactive or retrospective premium adjustments that are not yet, but may be, required to be paid with respect to any period ending before the Effective Time), (c) none of the Company or any of its Subsidiaries is in breach or default under such policies, which breach or default would permit cancellation, termination or modification of any such insurance policies, and (d) as of the date of this Agreement, none of the Company or its Subsidiaries has received any written notice of cancellation or termination with respect to any material insurance policy of the Company or its Subsidiaries in effect on the date of this Agreement.
Section 3.23.    Affiliate Transactions.    Except as set forth on Section 3.23 of the Disclosure Schedule, no material relationship exists between the Company or any of its Subsidiaries, on the one hand, and any executive officer, director or Affiliate (other than any Subsidiary of the Company) of the Company, on the other hand, that is required to be described under Item 404 of Regulation S-K under the Securities Act in the Company SEC Documents, which is not described in Company SEC Documents.
Section 3.24.    Product Warranties.
(a)   All products manufactured, sold or distributed by the Company or any of its Subsidiaries (“Products”) have, in the last three years, been in material conformity with all applicable contractual commitments, applicable Laws and all express and implied warranties, in each case, to the extent applicable. None of the Company or any of its Subsidiaries has any material liability for replacement thereof or other damages in connection therewith. None of the Company or any of its Subsidiaries has been notified in writing of any material claims (and to the Knowledge of the Company no such claim has been threatened) for any extraordinary Product returns or warranty obligations relating to any of its Products. None of the Company or any of its Subsidiaries has or in the last three years has had any material liability arising out of any injury to individuals or property as a result of the ownership, possession or use of any Products.
(b)   In the past three years, (i) there have been no recalls, market withdrawals or similar actions (“Recalls”), whether or not ordered by a Governmental Authority, with respect to any of the Products, and (ii) none of the Company or any of its Subsidiaries has: (A) voluntarily or involuntarily initiated, or caused to be initiated, any Recall of any Product or (B) received any written notice from any Governmental Authority in connection with a claim against the Company or any Subsidiary, in each case, related to any Recall of any Product.
(c)   None of the Company or any of its Subsidiaries has, in the past three years, received any written notice from a Governmental Authority commencing, or threatening to initiate, an enforcement action to enjoin the production, sale or marketing of any Products.
Section 3.25.    Takeover Laws.    Assuming the accuracy of the representations and warranties of Parent and Merger Sub set forth in Article 4, no Takeover Laws are applicable to this Agreement, or the transactions contemplated hereby, other than Section 203 of the DGCL. No other “fair price,” “moratorium,” “control share acquisition” or other similar takeover laws apply or purport to apply to this Agreement or the Merger.
Section 3.26.    Opinion of Financial Advisor.    The Transaction Committee has received the opinion of Solomon Partners Securities, LLC (which may be an oral opinion to be confirmed in writing), dated as of the date of this Agreement, to the effect that, as of such date, the Per Share Merger Consideration is fair, from a financial point of view, to the holders of the shares of Company Common Stock.
Section 3.27.    No Brokers.    No broker, investment banker, financial advisor or other Person (other than Solomon Partners Securities, LLC) is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or its Subsidiaries.
Section 3.28.    No Other Representations or Warranties.    Except for the representations and warranties contained in this Article 3, neither the Company nor any other Person on behalf of the Company makes any other express or implied representation or warranty with respect to the Company or any of its Affiliates or with respect to any other information provided to Parent or Merger Sub in connection with this Agreement or the transactions contemplated hereby, including as to the accuracy or completeness of any information (including any projections, estimates or other forward-looking information) provided (including in any “data room,” management presentations, information memoranda, supplemental information or other materials) or otherwise made available with respect to the Company or its Subsidiaries as to the probable success of the Company or its Subsidiaries. The Company expressly disclaims any and all other representations and warranties, whether express or implied. Except for the representations and warranties made by Parent and Merger Sub in Article 4, the Company hereby acknowledges and agrees that none of Parent, Merger Sub or any of their respective Affiliates or any other Person has made or is making, any express or implied representation or warranty with respect to or on behalf of Parent, Merger Sub or any of their respective Affiliates, and the Company hereby expressly disclaims reliance upon any representations or warranties with respect to or on behalf of Parent, Merger Sub or any of their respective Affiliates, whether made by Parent, Merger Sub or any of their Subsidiaries or any of their respective Affiliates or Representatives, except for the representations and warranties made by Parent and Merger Sub in Article 4.
ARTICLE 4
Representations and Warranties of Parent and Merger Sub
Parent and Merger Sub jointly and severally represent and warrant to the Company as of the date hereof and as of the Closing as follows:
Section 4.01.    Organization, Standing and Corporate Power.    Each of Parent and Merger Sub is a corporation duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of incorporation and has all corporate power required to carry on its business as conducted as of the date hereof. Each of Parent and Merger Sub is duly qualified or licensed to do business as a foreign corporation and is in good standing (with respect to jurisdictions that recognize that concept) in each jurisdiction where the nature of its properties and the conduct of its business as of the date hereof require such qualification, licensing or good standing, except where the failure to be so qualified, licensed or in good standing, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect. Parent has provided to the Company correct and complete copies of the organizational documents of each of Parent and Merger Sub as of the date hereof, including all amendments thereto, and each as so delivered is in full force and effect as of the date hereof. Neither Parent nor Merger Sub is in violation of any provision of its organizational documents.
Section 4.02.    Authority.    Each of Parent and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and to consummate the Merger and the other transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by each of Parent and Merger Sub and, assuming the due and valid authorization, execution and delivery of this Agreement by the Company, this Agreement constitutes the legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against it in accordance with its terms, except as the same may be limited by the Bankruptcy and Equity Exceptions.
Section 4.03.    Non-Contravention; Consents and Approvals.
(a)   The execution and delivery of this Agreement by each of Parent and Merger Sub do not, and the compliance by each of Parent and Merger Sub with any terms or provisions hereof and the consummation by each of Parent and Merger Sub of the transactions contemplated hereby will not, (i) result in a violation of any provision of the organizational documents of Parent or Merger Sub, (ii) assuming that all consents, approvals and authorizations contemplated by Section 4.03(b) have been obtained and all notices and filings described in Section 4.03(b) have been made, result in a violation of any Law or Order applicable to, binding upon or enforceable against Parent or Merger Sub or any of their respective properties or assets, or (iii) result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right of acceleration or termination under, or require any notice, consent or waiver under, any Contract to which Parent or any of its Subsidiaries is a party or by which Parent or any of its Subsidiaries is bound, except in the case of clauses (ii) and (iii) as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
(b)   No consent, approval, Order or authorization of, action by or in respect of, or registration, declaration or filing with, any Governmental Authority is required by or with respect to Parent or Merger Sub in connection with the execution and delivery of this Agreement by each of Parent and Merger Sub or the consummation of the Merger or the other transactions contemplated by this Agreement, except (i) as required under the HSR Act or as set forth in Section 3.03(b) of the Disclosure Schedule, (ii) as required under applicable requirements of the Securities Act, the Exchange Act, other applicable foreign securities Laws, and state securities, takeover and “blue sky” Laws, as may be required in connection with this Agreement and the transactions contemplated hereby, (iii) the filing of the Certificate of Merger with the Delaware Secretary of State, and (iv) such other consents, approvals, Orders, authorizations, actions, registrations, declarations and filings the failure of which to be obtained or made individually or in the aggregate has not had and would not reasonably be expected to have a Parent Material Adverse Effect.
(c)   As a result of the transactions contemplated by this Agreement, no “foreign person,” whether affiliated as a limited partner or otherwise, will obtain through Parent, whether directly or indirectly, or otherwise as a result of the transactions contemplated by this Agreement, any of the following: (i) “control” of the Company; (ii) access to any “material nonpublic technical information” of the Company; (iii) membership or observer rights on the Company board of directors or the right to nominate an individual to a position on the Company board of directors; or (iv) any “involvement (other than through voting of shares) in substantive decision” making of the Company. Unless otherwise specified, all terms in this Section 4.03(c) in quotation marks are defined as those terms are defined in Section 721 the Defense Production Act of 1950, as amended, including all implementing regulations thereof.
Section 4.04.    Ownership and Operations of Merger Sub.    Merger Sub has been formed solely for the purpose of engaging in the transactions contemplated hereby and has not since the date of its incorporation, and at no time prior to the Effective Time will have, engaged in any other business activities and does not, and at no time prior to the Effective Time will, have assets, liabilities or obligations of any nature other than as contemplated herein or as otherwise required to effect the transactions contemplated by this Agreement. The authorized capital stock of Merger Sub consists solely of 1,000 shares of common stock, par value $0.001 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at all times through the Effective Time will be, wholly owned directly by Parent, free and clear of all Liens.

Section 4.05.    Litigation.    There are no Actions pending or, to the knowledge of Parent, threatened in writing against Parent or any of its Subsidiaries, at law or in equity, by or before any Governmental Authority, that, individually or in the aggregate, have had or would reasonably be expected to have a Parent Material Adverse Effect. As of the date of this Agreement, neither Parent nor any of its Subsidiaries is subject to any Order, except for those that have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 4.06.    Disclosure Documents.    None of the information provided by Parent for inclusion in the Company Proxy Statement or any amendment or supplement thereto or Schedule 13E-3 or any amendment or supplement thereto, at the time the Company Proxy Statement or any amendment or supplement thereto is first mailed to stockholders of the Company and at the time the stockholders vote on adoption of this Agreement, will contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.
Section 4.07.    Available Funds.    At the Closing, Parent and Merger Sub will have or will have access to, immediately available funds sufficient to (a) pay the Per Share Merger Consideration and the Company RSU Consideration, (b) satisfy all of their other obligations under this Agreement and (c) pay all fees and expenses payable by Parent and Merger Sub in connection with the transactions contemplated by this Agreement. Each of Parent and Merger Sub expressly acknowledges and agrees that its obligation to consummate the transactions contemplated by this Agreement is not subject to any condition or contingency with respect to any financing or funding by any third party. As of the Effective Time, after giving effect to the consummation of the transactions contemplated by this Agreement and the payment of all fees and expenses payable by Parent and Merger Sub in connection with the transactions contemplated by this Agreement, Parent shall be solvent and able to pay its debts as they come due.
Section 4.08.    Ownership of Company Common Stock.    Section 4.08 of the Disclosure Schedule, dated as of the date hereof, delivered by Parent and Merger Sub to the Company concurrently with the execution of this Agreement, sets forth all Shares owned (directly or indirectly, beneficially or of record) by Parent or its Affiliates or under which Parent or any of its Affiliates holds any rights to acquire or vote any Shares.
Section 4.09.    No Brokers.    No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Merger Sub.
Section 4.10.    No Other Representations or Warranties; Independent Investigation.
(a)   Except for the representations and warranties contained in this Article 4, neither Parent, Merger Sub nor any other Person on behalf of Parent or Merger Sub makes any other express or implied representation or warranty with respect to Parent or Merger Sub or any of their Affiliates or with respect to any other information provided to the Company in connection with this Agreement or the transactions contemplated hereby. Each of Parent and Merger Sub expressly disclaims any and all other representations and warranties, whether express or implied.
(b)   Each of Parent and Merger Sub has conducted its own independent review and analysis of the business, operations, technology, assets, liabilities, results of operations, financial condition and prospects of the Company and its Subsidiaries and acknowledges and agrees that each of Parent and Merger Sub has been provided with access to the personnel, properties, premises and books and records related thereto (including via electronic data room) for this purpose. In entering into this Agreement, each of Parent and Merger Sub has relied solely upon its own investigation and analysis, and each of Parent and Merger Sub hereby waives any claims or causes of action against, and acknowledges and agrees that the Company and its Affiliates and their respective Representatives shall not have any liability or responsibility whatsoever to, Parent, Merger Sub or their Affiliates (including, from and after the Effective Time, the Surviving Corporation and its Subsidiaries) or any of their respective Representatives (including in Contract or tort, under federal or state securities Laws or otherwise) based upon any information provided or made available, or statements made (or any omissions therefrom), to Parent, Merger Sub or their Affiliates or any of their respective Representatives, except as expressly and specifically covered by a representation or warranty set forth in Article 3.
(c)   Without limiting the generality of the foregoing, in connection with the due diligence investigation of the Company by Parent and Merger Sub, Parent and Merger Sub have received and may continue to receive from the Company certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan information, regarding the Company, its Subsidiaries and their respective businesses and operations. Parent and Merger Sub acknowledge that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business plans, with which Parent and Merger Sub are familiar, that Parent and Merger Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts and other forward-looking information, as well as such business plans, so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking information, business plans or cost-related plans), and that Parent and Merger Sub will have no claim against the Company or any of its Subsidiaries, or any of their respective Representatives, or any other person, with respect thereto. Accordingly, Parent and Merger Sub acknowledge that none of the Company nor any of its Subsidiaries, nor any of their respective Representatives, nor any other person, has made or is making any representation or warranty with respect to such estimates, projections, forecasts, forward-looking statements, or business plans (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking statements, or business plans).
(d)   Except for the representations and warranties made by the Company in Article 3, Parent and Merger Sub hereby acknowledge and agree that neither the Company, its Subsidiaries nor any of their respective Affiliates or any other Person has made or is making, any express or implied representation or warranty with respect to or on behalf of the Company or its Affiliates, and Parent and Merger Sub hereby expressly disclaim reliance upon any representations or warranties with respect to or on behalf of the Company or any of its Affiliates, whether made by the Company or any of its Subsidiaries or any of its Affiliates or Representatives, except for the representations and warranties made by the Company in Article 3.
ARTICLE 5
Covenants
Section 5.01.    Conduct of Business.
(a)   During the period from the date of this Agreement to the earlier to occur of (x) the date of the termination of this Agreement in accordance with its terms and (y) the Effective Time, except (i) as set forth in Section 5.01 of the Disclosure Schedule, (ii) as expressly contemplated by or necessary to effectuate the transactions contemplated by, this Agreement, (iii) as required by applicable Law or a Governmental Authority or (iv) as consented to in writing by Parent (such consent not to be unreasonably withheld, conditioned or delayed), the Company shall, and shall cause each of its Subsidiaries to, conduct its business in all material respects in the ordinary course of business and, to the extent consistent therewith, use commercially reasonable efforts to preserve substantially intact its current business organization and maintain relationships with its customers, suppliers and other Persons with which it has significant business relations; provided, that no action by the Company or its Subsidiaries with respect to matters specifically addressed by any provision of Section 5.01(b) shall be deemed a breach of this sentence unless such action constitutes a breach of such provision of Section 5.01(b).
(b)   During the period from the date of this Agreement to the earlier to occur of (x) the date of the termination of this Agreement in accordance with its terms and (y) the Effective Time, except (i) as set forth in Section 5.01 of the Disclosure Schedule, (ii) as expressly contemplated by, this Agreement, (iii) as required by applicable Law or a Governmental Authority or (iv) as consented to in writing by Parent (such consent not to be unreasonably withheld, conditioned or delayed), the Company shall not, and shall cause its Subsidiaries not to, take any of the following actions:
(i)   (A) split, combine, reclassify or subdivide any shares of its capital stock, (B) declare, set aside or pay any dividend or make any other distribution (whether in cash, stock, property or any combination thereof) in respect of any shares of its capital stock or other securities (other than dividends or distributions by any of its wholly owned Subsidiaries) or (C) redeem, repurchase, cancel or otherwise acquire or offer to redeem, repurchase, or otherwise acquire, any of its securities or any securities of any of its Subsidiaries, except for redemptions, repurchases, cancellations or other acquisitions (I) required (or permitted in connection with any net share settlement or Tax withholding) by the terms of any Company Equity Plan or any award agreement thereunder or (II) required by the terms of any plans, arrangements or Contracts existing on the date hereof between the Company or any of its Subsidiaries, on the one hand, and any director, employee or equityholder of the Company or any of its Subsidiaries, on the other hand;
(ii)   issue, sell, pledge, transfer, dispose of, grant, transfer, lease, licenses, guarantee, encumber or otherwise enter into any Contract or other agreement or arrangement with respect to the voting of any shares of its capital stock or other equity interests or securities exercisable or convertible into, or exchangeable or redeemable for, any such shares or other equity interests, or any rights, warrants, options, calls or commitments to acquire any such shares or other equity interests, except for (A) issuances or sales of any of the foregoing to the Company or any wholly owned Subsidiary of the Company and (B) issuance of shares of Company Common Stock subject to Company RSUs existing on, and granted prior to, the date of this Agreement;
(iii)   voluntarily adopt or publicly propose a plan of complete or partial liquidation or dissolution of the Company, or restructure, reorganize or otherwise enter into any agreements or arrangements imposing material changes or restrictions on its properties, assets, operations or business;
(iv)   adopt, amend or propose changes to its certificate of incorporation or bylaws, or equivalent organizational documents;
(v)   acquire or dispose (by merger, consolidation or acquisition or disposition of stock or other equity interests or of assets), directly or indirectly, of any Person, business or division or real property;
(vi)   incur, assume or guarantee any indebtedness for borrowed money (including the issuance of any debt securities, warrants or other rights to acquire any debt security), except for (A) refinancing of existing indebtedness for borrowed money not to exceed $500,000 or (B) for working capital purposes under facilities existing on the date of this Agreement in the ordinary course of business consistent with past practice and not to exceed $500,000;
(vii)   make any loans, advances or capital contributions to or investments in any Person, other than loans or advances (A) by the Company to any of its wholly owned Subsidiaries or (B) required by any Contract or other legal obligation of the Company or any of its Subsidiaries in existence as of the date of this Agreement and made available to Parent;
(viii)   sell, lease, license or otherwise dispose of any Subsidiary or assets, securities or property except (A) as permitted pursuant to Contracts existing as of the date hereof and made available to Parent, (B) dispositions of obsolete assets or property in the ordinary course of business consistent with past practice, (C) sales of inventory or equipment in the ordinary course of business consistent with past practice, or (D) for such sale, lease, license or other disposition that does not exceed $500,000 in the aggregate;
(ix)   except as permitted pursuant to Section 5.13, waive, settle, concede, compromise or release any Action against the Company or any of its Subsidiaries, other than settlements of Actions where the amount paid by the Company or any of its Subsidiaries (less the amount of any insurance recoveries, indemnification or existing reserves established in accordance with GAAP) in settlement does not exceed $250,000 in the aggregate or would result in the imposition of any Order or restriction that would restrict the activity or conduct of the Company or its Subsidiaries or involve the finding or admission of any criminal liability, any material wrongdoing or any wrongful conduct by the Company or any of its Subsidiaries;
(x)   materially change its accounting methods, principles, practices or policies, except as may be required by Law, GAAP or the rules or policies of the Public Accounting Oversight Board;
(xi)   other than as required by Law or any Benefit Plan as in existence as of the date of this Agreement, (i) increase the amount of compensation paid to any employee, executive officer, individual independent contractor or director of the Company, except for the payment of annual bonuses for completed periods base on actual performance in the ordinary course of business, (ii) adopt or amend any Benefit Plan, (iii) terminate, or increase any benefits under any Benefit Plan, or (iv) establish a new Benefit Plan;
(xii)   hire or terminate (other than for cause) any employee with a base salary in excess of $100,000, except for hiring to replace an employee who is employed on the date of this Agreement but whose employment terminates prior to the Closing;
(xiii)   engage in any “mass layoff” or “plant closing” which would trigger the notification requirements of the WARN Act;
(xiv)   other than in the ordinary course of business (A) enter into any Contract that would have been a Material Contract had it been entered into prior to this Agreement, (B) amend, modify, fail to renew, assign, transfer or terminate any Material Contract (or any Contract that would have been a Material Contract had it been entered into prior to this Agreement) in a manner that is materially adverse to the Company, or (C) amend, cancel, modify, assign, transfer, waive, accelerate or defer any material debts or rights under any Material Contract (or any Contract that would have been a Material Contract had it been entered into prior to this Agreement) in a manner that is materially adverse to the Company;
(xv)   make or authorize any payment of, or accrual or commitment for, any new capital expenditures, other than in the ordinary course of business consistent with past practice and in an aggregate amount not greater than $500,000;
(xvi)   make or change any material Tax election, settle or compromise any material Tax claim or assessment, file any material amended Tax Return, enter into any closing or similar agreement, affirmatively surrender a right to a material Tax refund, or waive or extend the statute of limitations with respect to any material Tax;
(xvii)   become a party to, establish, adopt, amend, commence participation in or terminate any collective bargaining agreement or other agreement with a labor union, labor organization, works council or similar organization;
(xviii)   enter into any joint venture, partnership, participation or other similar arrangement;
(xix)   cancel, modify or waive any debts or claims held by or owed to the Company or any of its Subsidiaries other than debts or claims in an aggregate amount not to exceed $500,000; or
(xx)   authorize any of, or commit or agree to take any of, the foregoing actions.
(c)   Nothing in this Section 5.01 is intended to result in the Company or any of its Subsidiaries ceding control to Parent or Merger Sub of the Company’s or any of its Subsidiaries’ basic ordinary course of business and commercial decisions prior to the Effective Time.
Section 5.02.    Stockholder Meeting; Proxy Material.
(a)   The Company shall cause a meeting of its stockholders (the “Company Stockholder Meeting”) to be duly called and held as soon as reasonably practicable for the purpose of voting on the approval and adoption of this Agreement and the Merger. Subject to Section 5.03(b) and Section 5.03(e), the Board shall recommend approval and adoption of this Agreement and the Merger by the Company’s stockholders. A Company Adverse Recommendation Change made in accordance with Section 5.03(e) will not constitute a breach by the Company of this Agreement. In connection with such meeting, the Company shall (i) with the assistance of Parent, promptly prepare and file (but no later than 30 calendar days following the date hereof) with the SEC the preliminary Company Proxy Statement, (ii) use its commercially reasonable efforts to respond to the SEC’s comments and thereafter mail to its stockholders as promptly as practicable the definitive Company Proxy Statement and all other proxy materials for such meeting, (iii) use its commercially reasonable efforts to obtain the Company Stockholder Approval and (iv) otherwise comply in all material respects with all legal requirements applicable to such meeting. The Company and Parent shall cooperate to, concurrently with the preparation and filing of the Company Proxy Statement, jointly prepare and file with the SEC the Schedule 13E-3 and shall use their respective reasonable best efforts to respond to the SEC’s comments with respect thereto.
(b)   Without limiting the generality of the foregoing, each of Parent and Merger Sub will furnish to the Company, and the Company will furnish to Parent, the information relating to it required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Company Proxy Statement and the Schedule 13E-3. The Company shall provide Parent with a reasonable opportunity to review drafts of the Company Proxy Statement and any other documents related to the Company Stockholder Meeting and will consider in good faith any reasonable comments provided by Parent or its outside legal counsel in connection with such review. The Company and Parent shall (i) provide each other with a reasonable opportunity to review drafts of the Schedule 13E-3 prior to filing the Schedule 13E-3 with the SEC and (ii) consider in good faith all comments thereto reasonably proposed by the other Party, its outside legal counsel and its other Representatives. Notwithstanding the foregoing, the Company may amend or supplement the Company Proxy Statement without the review or comment of Parent in the event of a Company Adverse Recommendation Change; provided that such amendments and supplements are consistent with the Company’s obligations under this Agreement.
(c)   The Company shall promptly notify Parent, and Parent shall promptly notify the Company, as applicable, of the receipt of all comments from the SEC with respect to the Company Proxy Statement or Schedule 13E-3 and of any request by the SEC for any amendment or supplement thereto or for additional information and shall promptly provide to the other Party copies of all correspondence between such Party or any of its Representatives and the SEC with respect to the Company Proxy Statement or the Schedule 13E-3, as applicable.
(d)   The Company shall not be permitted to postpone, adjourn, recess or otherwise delay the Company Stockholder Meeting or, after the Company has established a record date for the Company Stockholder Meeting, change the record date or establish a different record date for the Company Stockholder Meeting, unless required to do so in the Company’s good faith opinion (after consultation with outside counsel) by applicable Law or the Company’s organizational documents, or except (i) with the prior written consent of Parent, (ii) for the absence of a quorum (in which case the Company shall, and shall instruct its proxy solicitor to use reasonable best efforts to, solicit as promptly as practicable the presence, in person or by proxy of a quorate number of Shares), or (iii) after consultation with Parent, if the Company reasonably believes that such adjournment, postponement, recess or delay is necessary (and to the extent required, change the record date in connection therewith) to allow reasonable additional time (x) for the filing and mailing of any supplemental or amended disclosure which the Board has determined in good faith after consultation with outside counsel is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Company Stockholder Meeting, or (y) to solicit additional proxies in order to obtain the Company Stockholder Approval; provided, that if the Company delivers a notice of an intent to make a Company Adverse Recommendation Change pursuant to Section 5.03 within five Business Days prior to the original date that the Company Stockholder Meeting is scheduled, as set forth in the definitive Company Proxy Statement, or any date that the Company Stockholder Meeting is scheduled to be held thereafter in accordance with the terms of this Section 5.02(d), at the request of Parent, the Company shall as promptly as practicable thereafter postpone, adjourn or recess the Company Stockholder Meeting for up to ten Business Days in accordance with Parent’s direction. The Company agrees to provide Parent reasonably detailed periodic updates concerning proxy solicitation results on a timely basis or as reasonably requested by Parent. In the case of any of the foregoing clauses (i)-(iii), unless otherwise agreed to by each of Parent and the Company (which agreement shall not be unreasonably withheld, conditioned or delayed), (x) the Company Stockholder Meeting shall not be adjourned or postponed to a date that is more than fifteen Business Days after the date for which the meeting was previously scheduled (it being understood, subject to this clause (x) and the following clause (y), that the Company Stockholders Meeting may be adjourned or postponed by the Company every time the circumstances described in the foregoing clauses (i)-(iii) exist) and (y) in no event may the Company postpone the Company Stockholders Meeting without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed) if doing so would require the setting of a new record date, unless required by applicable Law.
Section 5.03.    Solicitation; Company Adverse Recommendation Change.
(a)   From the execution of this Agreement until the earlier to occur of (x) the date of the termination of this Agreement in accordance with its terms and (y) the Effective Time, except as permitted by this Section 5.03, the Company agrees that neither it nor any of its Subsidiaries nor any of its or their respective directors or officers shall, and the Company shall cause its and its Subsidiaries’ other Representatives not to, directly or indirectly, (i) solicit, initiate, knowingly encourage or knowingly facilitate (provided, that any communication undertaken by the Company in the ordinary course of business and not related, directly or indirectly, to an Acquisition Proposal, the Merger or any other similar transaction shall not, in and of itself, be deemed an action by the Company to knowingly encourage or knowingly facilitate) any Acquisition Proposal or offer or inquiry that would reasonably be expected to lead to any Acquisition Proposal, or the making or consummation thereof, (ii) other than to inform any Person of the existence of the provisions contained in this Section 5.03, enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any information or afford any Person access to the business, properties, assets, books or records of the Company or any of its Subsidiaries in connection with, or otherwise knowingly cooperate or assist any effort by any Person in making, any Acquisition Proposal, (iii) take any action to exempt any party from any applicable Takeover Laws or fail to enforce or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its Subsidiaries, (iv) enter into any agreement, letter of intent, memorandum of understanding, agreement in principle or similar agreement or document with respect to any Acquisition Proposal (other than a confidentiality agreement referred to in Section 5.03(b)) (an “Acquisition Agreement”), or (v) commit to do any of the foregoing; provided, however, it is understood and agreed that any determination or action by the Board permitted under Section 5.03(b), Section 5.03(d), Section 5.03(e), or Section 7.01(d)(ii) shall not be deemed to be a breach of this Section 5.03(a). The Company shall, and shall cause its and its Subsidiaries’ Representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any Person conducted heretofore with respect to any Acquisition Proposal and shall promptly (x) send written notice demanding that any such Person or its Representatives in possession of non-public information of the Company or its Subsidiaries return or destroy such information and (y) terminate all physical and electronic data access previously granted to such Persons.
(b)   Notwithstanding anything to the contrary in Section 5.03(a), at any time prior to obtaining the Company Stockholder Approval, in response to a bona fide written Acquisition Proposal (i) the Company and the Company’s Representatives shall be permitted to participate in discussions regarding such Acquisition Proposal solely to clarify and understand any ambiguous terms and conditions of such Acquisition Proposal that are necessary to provide adequate information for the Board to make an informed determination under this Section 5.03, (ii) if the Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that such Acquisition Proposal constitutes or would reasonably be expected to lead to a Superior Proposal and failure to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law, the Company and its Representatives may (A) furnish information with respect to the Company and its Subsidiaries to the Person making such Acquisition Proposal (and its Representatives) pursuant to a confidentiality agreement with terms in the aggregate no less favorable to the Company than those contained in the Confidentiality Agreement (it being understood that such confidentiality agreement need not contain any standstill provision); provided, that any non-public information (to the extent that such information has not been previously provided or made available to Parent) is provided or made available to Parent concurrently with the time it is provided or made available to such Person and (B) participate in discussions or negotiations with the Person making such Acquisition Proposal (and its Representatives and potential sources of financing) regarding such Acquisition Proposal.
(c)   The Company shall notify Parent promptly (but in no event later than 24 hours) after receipt by the Company of any written Acquisition Proposal, or any inquiry or request that would be reasonably expected to lead to an Acquisition Proposal, or any request for information relating to the Company or any of its Subsidiaries or for access to the business, properties, assets, books or records of the Company or any of its Subsidiaries by any Person that the Company believes may be considering making, or has made, an Acquisition Proposal, which notice by the Company, in each case, shall identify the material terms and conditions of, any such Acquisition Proposal, indication or request (including any material changes thereto). The Company shall keep Parent informed as to the status and details of any such Acquisition Proposal or request on a reasonably prompt basis, including promptly (but in no event later than within 24 hours of receipt) providing to Parent copies of all correspondence and written materials sent or provided to the Company or any of its Subsidiaries that describes the terms or conditions of any Acquisition Proposal (as well as written summaries of any material oral communications addressing such matters) or any amendment thereto.
(d)   The Board shall not (i) fail to include the Company Recommendation in the Company Proxy Statement, (ii) withdraw, withhold, qualify or modify (or publicly propose or resolve to withdraw, withhold, qualify or modify) in a manner adverse to Parent the Company Recommendation, (iii) if a tender or exchange offer for shares of capital stock of the Company that constitutes an Acquisition Proposal is commenced, fail to recommend against acceptance of such tender or exchange offer by the stockholders of the Company within 10 Business Days after such offer is first commenced or subsequently amended in any material respect, (iv) following the public disclosure of an Acquisition Proposal, fail to publicly reaffirm the Company Recommendation within five Business Days after Parent requests a reaffirmation of the Company Recommendation, or (v) approve, authorize or recommend or otherwise declare advisable, or propose publicly to approve, authorize or recommend or otherwise publicly declare advisable, any Acquisition Proposal, any other proposal that would reasonably be expected to lead to any Acquisition Proposal or Acquisition Agreement (each, a “Company Adverse Recommendation Change”).
(e)   Notwithstanding anything to the contrary in this Section 5.03, the Board may make a Company Adverse Recommendation Change if:
(i)   an Intervening Event becomes known to the Board; provided, that (A) the Company provides Parent with at least five days’ written advance notice indicating that the Company, acting in good faith, believes that an Intervening Event has occurred and is reasonably likely to lead the Board to make the determination set forth in clause (B) of this Section 5.03(e)(i), which notice shall include a reasonably detailed description of the Intervening Event, and (B) the Board concludes (taking into account any amendments to this Agreement that may be proposed by Parent pursuant to Section 5.03(f)) in good faith after consultation with its financial advisor and outside legal counsel that the failure of the Board to make such Company Adverse Recommendation Change would be inconsistent with the directors’ exercise of their fiduciary duties under applicable Law; or
(ii)   an Acquisition Proposal is made, provided, that (A) the Company provides Parent with at least five days’ written advance notice indicating that the Company, acting in good faith, believes that an Acquisition Proposal has been made and is reasonably likely to lead the Board to make the determinations set forth in clauses (B) and (C) of this Section 5.03(e)(ii), which notice shall include the terms of such Acquisition Proposal and the identity of the Person making such Acquisition Proposal, (B) the Board concludes (taking into account any amendments to this Agreement that may be proposed by Parent pursuant to Section 5.03(f)) that such Acquisition Proposal would, if consummated, constitute a Superior Proposal, and (C) the Board concludes in good faith after consultation with its financial advisor and outside legal counsel that the failure of the Board to make such Company Adverse Recommendation Change would be inconsistent with the directors’ exercise of their fiduciary duties under applicable Law.
(f)   During any five-day period specified in clause (A) of Section 5.03(e)(i) or clause (A) of Section 5.03(e)(ii), Parent shall be entitled to deliver to the Company one or more written proposals for amendments to this Agreement and, if requested by Parent, the Company shall negotiate with Parent in good faith with respect thereto until the expiration of such five-day period. Any material change to the facts and circumstances relating to an Intervening Event, or any material amendment of an Acquisition Proposal, including any revision to price, shall require the Company to deliver to Parent a new written notice and again comply with the provisions of Section 5.03(e)(i) or Section 5.03(e)(ii), as applicable; provided, however, that the period during which the Board effecting the Company Adverse Recommendation Change is required to negotiate in good faith with Parent regarding any revisions to the terms of this Agreement proposed by Parent in response to such changes to the facts and circumstances relating to an Intervening

Event or any material amendment of an Acquisition Proposal pursuant to the provisions above shall expire five days after the Board provides written notice of such changes or amendments.
(g)   Nothing contained in this Section 5.03 shall prohibit the Company from complying with Rule 14e-2, Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act (including making any “stop, look and listen” communication or similar communication of the type contemplated by Rule 14d-9(f) thereunder), or to prohibit the Company from making any disclosure if the Board determines in good faith (after consultation with its outside counsel) that failure to do so would reasonably be expected to be inconsistent with its fiduciary obligations under applicable Law, nor shall any such action be deemed to constitute a breach of the Company’s obligations under this Agreement; provided, however, that nothing in this Section 5.03(g) shall permit the Company to effect a Company Adverse Recommendation Change (including in compliance with Rule 14e-2, Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or other applicable Law) without complying with Section 5.03(e).
(h)   For purposes of this Agreement:
(i)   “Acquisition Proposal” means any proposal or offer with respect to (A) a merger, consolidation or other business combination, tender offer, exchange offer or any transaction involving the purchase or acquisition of 15% or more of the Shares, including as a result of a primary issuance of Company Common Stock, or (B) a direct or indirect purchase, sale, lease, transfer or acquisition of the assets of the Company and its Subsidiaries that constitute or account for (x) more than 15% of the consolidated net revenues of the Company, consolidated net income of the Company or consolidated book value of the Company; or (y) more than 15% of the fair market value of the assets of the Company, (other than any such proposal or offer made by Parent, Merger Sub or any of their Affiliates).
(ii)   “Intervening Event” means a material event, fact, circumstance, development, change or occurrence or the consequences of any of the foregoing that is unknown and not reasonably foreseeable to the Board as of the date of this Agreement that does not result from or arise out of an Acquisition Proposal or a Superior Proposal; provided, that the following events, facts, circumstances, developments, changes or occurrences shall not constitute an Intervening Event: (a) changes in the market price or trading volume of the Shares or the debt instruments or credit ratings of the Company or its Subsidiaries, (b) the fact that the Company meets or exceeds internal or published projections, budgets, forecasts or estimates of revenues, earnings or other financial results for any period, (c) changes in business or political conditions or in capital, credit or financial markets in general, including (i) changes in interest rates and changes in exchange rates, or (ii) the effect of any potential or actual government shutdown, (d) changes, effects, events, occurrences, states of facts or developments generally affecting the industry or the markets in which the Company and its Subsidiaries participate, and (e) changes after the date of this Agreement in accounting requirements or principles or in applicable Laws or the interpretation or enforcement thereof (provided, however, that the underlying causes of such change or fact shall not be excluded by clauses (a)-(e)).
(iii)   “Superior Proposal” means any unsolicited, bona fide Acquisition Proposal which the Board concludes in good faith (after consultation with its financial advisor and outside legal counsel), taking into account all factors the Board acting in good faith considers to be appropriate (including (A) any proposal by Parent in writing to amend or modify the terms hereof, (B) the identity of the Person making such Acquisition Proposal, and (C) the consideration, terms, conditions, timing, likelihood of consummation, financing terms and legal, financial, and regulatory aspects of such Acquisition Proposal), (I) would, if consummated, be more favorable to the Company’s stockholders from a financial point of view than the transactions contemplated by this Agreement (provided, that for the purpose of this definition, references to “15%” in the definition of Acquisition Proposal shall be deemed to be references to “80%”), and (II) is reasonably expected to be consummated on the terms proposed.
(i)   References in this Section 5.03 to the “Board” shall mean the Board or, to the extent applicable, the Transaction Committee or another duly authorized committee thereof.
Section 5.04.    Access to Information; Confidentiality.    From the date hereof until the Effective Time or the earlier termination of this Agreement in accordance with its terms, the Company shall, and cause its Subsidiaries, officers, directors and Representatives to (a) provide Parent reasonable access to the offices, properties, books and records of the Company and its Subsidiaries and (b) furnish Parent with such financial and operating data and other information with respect to the business and properties of the Company and its Subsidiaries as Parent may reasonably request; provided, that (i) such access or information requests do not unreasonably interfere with the operation of the Company’s and its Subsidiaries’ business, result in any significant interference with the prompt and timely discharge by the employees of the Company or its Subsidiaries of their normal duties, and shall be subject to their respective reasonable security measures and insurance requirements, (ii) Parent and its Representatives shall not contact or otherwise communicate with the customers or suppliers of the Company and its Subsidiaries (other than contact or other communications with such customers or suppliers by Parent in the ordinary course of business and not related to the transactions contemplated by this Agreement) unless, in each instance, approved in writing in advance by the Company (such approval not to be unreasonably withheld, conditioned or delayed), and an authorized representative of the Company is present throughout such contact or communication, (iii) such access shall not require the Company or its Subsidiaries to allow any invasive environmental testing or sampling (which shall require the prior written approval of the Company in its sole and absolute discretion) and (iv) nothing herein shall require the Company or its Subsidiaries to furnish to Parent or its Representatives, or provide Parent or its Representatives with access to, information that legal counsel for the Company reasonably determines to (A) give rise to a violation of a Law, including any Antitrust Law, (B) be subject to an attorney-client or other legal privilege or (C) not be permitted to be provided to Parent or its Representatives under the terms of any Contract. Parent acknowledges that the information and access provided pursuant to this Section 5.04 shall be subject to the terms and conditions of the letter agreement executed on August 26, 2024, by the Company and Parent (the “Confidentiality Agreement”), which Confidentiality Agreement shall remain in full force and effect in accordance with its terms and shall survive any termination of this Agreement. All requests for access or information pursuant to this Section 5.04 shall be made through the Chief Financial Officer of the Company or such Person as he shall designate. If the Company seeks to withhold information from Parent and Merger Sub for any reason permitted by this Section 5.04, the Company and Parent shall cooperate to implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the objection, including by arrangement of appropriate clean room procedures, redaction or entry into a customary joint defense agreement with respect to any information to be so provided.
Section 5.05.    Efforts.
(a)   Upon the terms and subject to the conditions of this Agreement, each Party shall, and shall cause their respective Affiliates to, use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and cooperate with each other in order to do, all things necessary, proper or advisable under applicable Law (including under any Antitrust Law) to consummate the Merger and the other transactions contemplated by this Agreement as promptly as practicable, but in any event before the End Date, including: (i) preparing and filing all forms, registrations, notifications, and notices required to be filed to consummate the Merger and the other transactions contemplated hereby (including as set forth in Section 5.05(d) below); and (ii) obtaining and maintaining any requisite consent, approval, authorization, waiver or Order required to be obtained from any other Person, including any Governmental Authority (whether or not such consents, approvals, authorizations, waivers or Orders are conditions to the consummation of the Merger pursuant to Article 6).
(b)   In furtherance and not in limitation of the foregoing, such reasonable best efforts of Parent and Merger Sub shall include, at Parent’s sole cost and expense, taking any action to avoid or eliminate each and every impediment that may be asserted by any Governmental Authority with respect to the transactions contemplated by this Agreement so as to enable the Closing to occur as soon as reasonably possible, and in any event before the End Date. In particular, Parent and Merger Sub agree that their obligations pursuant to this Section 5.05 shall include (i) if reasonably determined by Parent to be necessary after consultation with the Company, “pulling and refiling” their filing made pursuant to the HSR Act in order to delay or avoid the issuance of any request for additional information or documentary material issued pursuant to the HSR Act (a “Second Request”), (ii) negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, the sale, divestiture or disposition of any of the businesses, product lines or assets of the Surviving Corporation or its Subsidiaries, (iii) terminating existing, or creating new, relationships, contractual rights or obligations of the Surviving Corporation or its Subsidiaries, (iv) effectuating any other change or restructuring of the Company or its Subsidiaries, or otherwise taking or committing to take any actions that limit the freedom of action of, the Company or its Subsidiaries, with respect to, or its ability to retain, one or more assets or businesses, or (v) resolving any objection asserted with respect to the transactions contemplated under this Agreement raised by any Governmental Authority; provided, however, that Parent and Merger Sub shall not be required to take such actions under this Section 5.05(b) that would, or would reasonably be expected to (in Parent’s reasonable opinion) result in a material and adverse effect (provided that clause (B) and the proviso to the definition of “Company Material Adverse Effect” shall be disregarded) on the Company and its controlled Affiliates, taken as a whole (and, for the avoidance of doubt, Parent shall not be required to take any such actions with respect to any of the assets, voting securities, properties, products, product lines, services or businesses of Parent or any of its Affiliates); provided, further that neither Parent nor Merger Sub will be required to respond to a Second Request or any comparable formal or informal request or in-depth review pursuant to any other applicable Law (including under any Antitrust Law) from any Governmental Authority.
(c)   Notwithstanding anything to the contrary in this Agreement, (i) no action taken by Parent pursuant to this Section 5.05 shall entitle Parent to any reduction of the Per Share Merger Consideration, and (ii) the parties acknowledge that the Company and its Affiliates shall not be required to divest or hold separate or otherwise take or commit to take any action that, prior to the Closing, limits its freedom of action with respect to, or its ability to retain, the business of the Company or its Subsidiaries, any of its or their respective assets and properties, or any material portion thereof.
(d)   Parent and the Company agree to make, and to cause their respective Affiliates to make, any necessary filings under the HSR Act and any other Antitrust Laws as promptly as practicable after execution of this Agreement; provided, however, that any necessary filings under the HSR Act shall, in any event, be made within 10 Business Days after the execution of this Agreement (provided, that if the Federal Trade Commission or the Antitrust Division of the United States Department of Justice is closed or not accepting filings under the HSR Act (a “Closure”), such 10 Business Day period shall be extended day-for-day, for each Business Day such Closure is in effect). Parent and the Company shall, and shall cause their respective Affiliates to, (i) comply at the earliest practicable date with any request under the HSR Act or any other Antitrust Laws to provide information, documents or other materials requested by any Governmental Authority (including during any extension of the waiting period under the HSR Act pursuant to a “pull and refile” of Parent and Merger Sub’s filing made pursuant to the HSR Act), and (ii) coordinate and cooperate in connection with their respective efforts to obtain termination or expiration of the applicable waiting period and all requisite clearances and approvals under the HSR Act and any other Antitrust Laws as promptly as practicable, but in any event before the End Date, and unless prohibited by applicable Law or a Governmental Authority, (A) keep outside antitrust counsel for the other Party promptly informed of any communication received by such Party or any of its Affiliates from any Governmental Authority regarding any of the transactions contemplated hereby, and (B) provide outside antitrust counsel for the other Party with a reasonable opportunity to review any proposed communication by such Party or its Affiliates with any Governmental Authority, consult with outside antitrust counsel for the other Party prior to any meeting or conference with any Governmental Authority, and attend and participate in such meetings or conferences. Without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed), Parent will not, and will not permit its Affiliates to consent or agree to extend the waiting period under the HSR Act or enter into any agreement with any Governmental Authority with respect to the transactions contemplated by this Agreement. Each of Parent and the Company may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other under this Section 5.05 as “outside antitrust counsel only.” Such competitively sensitive material and the information contained therein shall be given only to the outside antitrust counsel of the recipient and will not be disclosed by such outside antitrust counsel to employees, officers or directors of the recipient unless express permission is obtained in advance from the source of the materials (Parent or the Company, as the case may be), or its outside antitrust counsel. Notwithstanding anything to the contrary in this Section 5.05, materials provided to the other party hereto or its outside antitrust counsel may be redacted to remove references concerning the valuation of the Company and its Subsidiaries or other competitively sensitive information. The parties shall coordinate and consult in good faith with respect to the overall strategy relating to the HSR Act and any other applicable Antitrust Laws, including with respect to any antitrust filings, notifications, submissions and communications with or to any Governmental Authority; provided, however, that Parent shall make the final determination as to the appropriate course of action.

(e)   Parent shall not, and shall not permit any of its Affiliates to, enter into (or agree to enter into) any merger or acquisition that would reasonably be expected to: (i) materially delay or materially and adversely affect Parent’s ability to obtain termination or expiration of the applicable waiting period and all requisite clearances and approvals under the HSR Act and any other Antitrust Laws with respect to the Merger as promptly as practicable, but in any event before the End Date; or (ii) materially delay or materially and adversely affect Parent’s ability to avoid the entry of, the commencement of any Action seeking the entry of, or effect the dissolution of, any Order (whether temporary, preliminary or permanent) that restricts, prevents or prohibits consummation of the Merger and the other transactions contemplated by this Agreement under the HSR Act or any other Antitrust Laws.
Section 5.06.    Certain Filings.
(a)   The Company and Parent shall cooperate with one another (i) in connection with the preparation of the Company Proxy Statement, (ii) in determining whether any action by or in respect of, or filing with, any Governmental Authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material Contracts, in connection with the consummation of the transactions contemplated by this Agreement and (iii) in taking such actions or making any such filings, furnishing information required in connection therewith or with the Company Proxy Statement or Schedule 13E-3 and timely seeking to obtain any such actions, consents, approvals or waivers.
(b)   Each of Parent and the Company shall promptly notify the other party of any communication it receives from any Governmental Authority relating to the matters that are the subject of this Agreement and permit the other party to review in advance any proposed communication by such party to any Governmental Authority and shall provide each other with copies of all correspondence, filings or communications between them or any of their representatives and any Governmental Authority. Neither Parent nor the Company shall agree to participate in any meeting with any Governmental Authority in respect of any such filings, investigation or other inquiry unless it consults with the other party in advance and, to the extent permitted by such Governmental Authority, gives the other party the opportunity to attend and participate at such meeting.
Section 5.07.    Indemnification, Exculpation and Insurance.
(a)   From and after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, indemnify, defend and hold harmless, all past and present directors, officers and employees of the Company and its Subsidiaries (collectively, the “Indemnified Parties”) against any costs, expenses (including attorneys’ fees and expenses and disbursements), judgments, fines, losses, claims damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to (i) the fact that the Indemnified Party is or was a director, officer, employee or fiduciary of the Company or any of its Subsidiaries or is or was serving at the request of, or to represent the interest of, the Company or any of its Subsidiaries as a director, officer, partner, member, trustee, fiduciary, employee or agent of any other corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise, including any charitable or not-for profit public service organization or trade association or (ii) matters existing or occurring at or prior to the Effective Time (including with respect to acts or omissions occurring in connection with this Agreement and the consummation of the transactions contemplated hereby), whether asserted or claimed prior to, at or after the Effective Time, in each case to the fullest extent permitted by applicable Law as it presently exists or may hereafter be amended (but, in the case of any such amendment, only to the extent such amendment permits Parent or the Surviving Corporation to provide broader indemnification rights or rights of advancement of expenses than such Law permitted Parent or the Surviving Corporation to provide prior to such amendment). In the event of any proceeding or threatened action, suit, proceeding, investigation or claim (and in which indemnification could be sought by such Indemnified Party hereunder), each Indemnified Party shall be entitled to advancement of expenses incurred in the defense of any such proceeding or threatened Action from Parent or the Surviving Corporation (within 10 days of receipt by Parent or the Surviving Corporation from an Indemnified Party of a request therefor) to the fullest extent and in the manner permitted by the DGCL and the certificate of incorporation and bylaws of the Company as at the date hereof; provided, that any Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification.

(b)   Without limitation to clause (a), Parent shall, and shall cause the Surviving Corporation to, to the fullest extent permitted by applicable Law, include and cause to be maintained in effect in the Surviving Corporation’s (or any successor’s) organizational documents for a period of six years after the Effective Time, provisions regarding elimination of liability of directors, and indemnification of and advancement of expenses to directors and officers of the Company, no less favorable than those contained in the Company’s organizational documents as of the date hereof.
(c)   In the event that either Parent or the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties, rights and other assets to any Person, then, and in each such case, Parent shall, and shall cause the Surviving Corporation to, cause proper provision to be made so that such successor or assign shall expressly assume the obligations set forth in this Section 5.07.
(d)   Prior to the Effective Time, the Company shall and, if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for “tail” insurance policies for the extension of directors’ and officers’ liability insurance, fiduciary liability insurance and employee practices liability insurance (to the extent applicable to directors of the Company as of the date of this Agreement) (collectively, “D&O Insurance”), in each case for a claims reporting or discovery period of six years after the Effective Time (the “Tail Period”) with respect to any claim related to matters existing or occurring at or prior to the Effective Time from the Company’s D&O Insurance carrier as of the date of this Agreement or one or more insurance carriers with the same or better credit rating as such carrier with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as the Company’s existing policies; provided, however, that in no event shall the premium amount for such policies exceed 300% of the last aggregate annual premium paid by the Company prior to the date hereof. If the Company for any reason fails to obtain or Parent for any reason fails to cause to be obtained such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, maintain in effect the current D&O Insurance for the Tail Period, with at least the same coverage and amounts containing terms and conditions that are not less advantageous in the aggregate than such policy with respect to matters arising on or before the Effective Time; provided, however, that after the Effective Time, Parent shall not be required to pay with respect to D&O Insurance in respect of any one policy year annual premiums in excess of 300% of the last annual premium paid by the Company prior to the date hereof in respect of the D&O Insurance coverage required to be obtained pursuant hereto, but in such case shall purchase D&O Insurance with the best overall terms, conditions, retentions and levels of coverage reasonably available for such amount.
(e)   Notwithstanding anything herein to the contrary, if any proceeding or threatened action, suit, proceeding, investigation or claim (whether arising before, at or after the Effective Time) is instituted against any Indemnified Party on or prior to the sixth anniversary of the Effective Time, the provisions of this Section 5.07 shall continue in effect until the final disposition of such proceeding or threatened action, suit, proceeding, investigation or claim.
(f)   The provisions of this Section 5.07 are (i) intended to be for the benefit of, and will be enforceable from and after the Effective Time by, each Indemnified Party, his or her heirs and his or her Representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by Contract or otherwise.
Section 5.08.    Employee Matters.
(a)   For a period commencing on the Effective Time and ending on the date that is 12 months following the Closing Date, each employee of the Company and its Subsidiaries on the Closing Date who remains in the active employment of the Surviving Corporation and its Subsidiaries (the “Continuing Employees”) shall receive (i) base salary or base wages that is no less favorable than the base salary or base wages that was provided to the Continuing Employee immediately prior to the Closing; (ii) severance benefits that are no less favorable than the severance benefits that were provided to the Continuing Employee immediately prior to the Closing pursuant to applicable Law or the severance policies of the Company or its Subsidiaries in effect on the date hereof; and (iii) a target annual incentive opportunity and employee benefits (including long-term incentive compensation, defined contribution retirement plan, vacation, health and welfare, fringe, and equity compensation, but excluding severance, retiree medical and defined benefit plan benefits) that are substantially comparable in the aggregate to the target annual incentive opportunity and those benefits provided by the Company immediately prior to the Effective Time.
(b)   For purposes of eligibility to participate and vesting for a Continuing Employee in a benefit plan of Parent or its Affiliates (a “Parent Benefit Plan”) and for purposes of determining the level of vacation benefits, Parent shall credit each Continuing Employee with all years of service for which such Continuing Employee was credited before the Closing Date under any comparable Benefit Plans, except to the extent such credit would result in a duplication of benefits. With respect to any Parent Benefit Plan that is a welfare plan, Parent shall, and shall cause its Affiliates to use commercially reasonable efforts to, (i) cause all pre-existing condition exclusions, evidence of insurability requirements, and actively-at-work requirements of such Parent Benefit Plan to be waived for such Continuing Employee and his or her covered dependents to the extent waived, satisfied or not included under the comparable Benefit Plan, and (ii) recognize for each Continuing Employee and his or her covered dependents for purposes of applying annual deductible, co-payment and out-of-pocket maximums under applicable Parent Benefit Plans covering the Continuing Employees during the plan year in which the Closing Date occurs any deductible, co-payment and out-of-pocket expenses paid by the Continuing Employee and his or her covered dependents during the plan year for such Benefit Plan in which the Closing Date occurs.
(c)   For a period of at least 12 consecutive months following the Closing Date, Parent shall cause the Surviving Corporation to assign and assume the employment agreements set forth on Section 5.08(c) of the Disclosure Schedule.
(d)   Prior to the Closing Date, the Company shall take all actions necessary to terminate the VOXX International Corporation Profit Sharing and 401(k) Plan in accordance with ERISA and the Code, effective as of no later than the day prior to the Closing Date, and all documentation to effectuate such termination shall be in form and substance reasonably satisfactory to Parent. Effective as of the Closing Date, Parent or its Affiliate shall sponsor, maintain or establish, or cause to be sponsored, maintained or established, a defined contribution 401(k) plan (the “Parent 401(k)”), and shall cause the Continuing Employees to become eligible to participate in the Parent 401(k) as promptly as reasonably practicable following the Closing Date.
(e)   The provisions of this Section 5.08 are for the sole benefit of the Parties and nothing herein, expressed or implied, is intended or shall be construed to (i) confer upon or give to any Person (including for the avoidance of doubt any current or former employees, directors, or independent contractors of any of the Company or any of its Subsidiaries, Parent or any of its Subsidiaries, or on or after the Effective Time, the Surviving Corporation or any of its Subsidiaries), other than the Parties and their respective permitted successors and assigns, any legal or equitable or other rights or remedies with respect to the matters provided for in this Section 5.08, (ii) constitute the establishment or adoption of or an amendment to any employee benefit plan for purposes of ERISA or otherwise be treated as an amendment or modification of any Benefit Plan or other compensation or benefit plan, agreement or arrangement, or (iii) limit the right of the Company, Parent or any of their respective Affiliates to amend, terminate or otherwise modify any Benefit Plan or other compensation or benefit plan, agreement or arrangement.
Section 5.09.    Public Announcements.    Each of Parent and Merger Sub, on the one hand, and the Company, on the other hand, shall, to the extent reasonably practicable, consult with each other before issuing, and give each other the reasonable opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement, including the Merger, and shall not issue any such press release or make any such public statement prior to such consultation, except as such Party may reasonably conclude may be required by applicable Law, rules of a stock exchange, or court process; provided, that the restrictions set forth in this Section 5.09 shall not apply to any release or announcement made or proposed to be made (a) following a determination by the Board that an Acquisition Proposal constitutes a Superior Proposal or (b) following a Company Adverse Recommendation Change. The Parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in the form heretofore agreed to by the Parties. Prior to the Closing, each of the Company and Parent may make any public statements in response to questions by the press, analysts, investors or those attending industry conferences or analyst or investor conference calls, so long as those statements are consistent with previous statements made jointly by the Company and Parent.
Section 5.10.    Section 16 Matters.    Prior to the Effective Time, the Company shall cause any dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) resulting from the transactions contemplated by this Agreement by each Person who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.
Section 5.11.    Stock Exchange Delisting.    Prior to the Effective Time, the Company shall cooperate with Parent and use commercially reasonable efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of the NASDAQ to enable the delisting by the Surviving Corporation of the Company Common Stock from the NASDAQ and the deregistration of the Company Common Stock under the Exchange Act as promptly as practicable after the Effective Time.
Section 5.12.    Takeover Laws.    If any Takeover Law is or may become applicable to the Merger or any of the other transactions contemplated by this Agreement, each of the Company, Parent and Merger Sub and their respective boards of directors shall grant all such approvals and take all such actions as are reasonably necessary or appropriate so that such transactions may be consummated as promptly as practicable hereafter on the terms contemplated hereby, and otherwise act reasonably to eliminate or minimize the effects of such Law on such transactions.
Section 5.13.    Stockholder Litigation.    The Company shall promptly provide Parent with notice of all Actions against the Company, any of its Subsidiaries or any of their respective directors, officers or Affiliates by any stockholder of the Company arising out of or relating to this Agreement or the transactions contemplated by this Agreement. The Company shall (a) give Parent an opportunity to review and to propose comments to all filings or written responses to be made by the Company in connection with any stockholder litigation against the Company and its directors relating to the transaction contemplated by this Agreement, and the Company shall give reasonable and good-faith consideration to any comments proposed by Parent and (b) give Parent the opportunity to otherwise participate in the defense or settlement of any such litigation (in each case at Parent’s expense), and shall consider Parent’s advice with respect to such litigation, with respect to the Company’s defense or settlement of any such Actions (other than any Action or settlement where the interests of the Company or any of its Affiliates are, or would reasonably be expected to be, adverse to those of Parent, Merger Sub or any of their respective Affiliates); provided, that the Company shall control such defense and settlement and the disclosure of information in connection therewith shall be subject to the provisions of Section 5.04, including regarding attorney-client privilege or other applicable legal privilege; and provided further, that the Company shall not settle any such Actions by stockholders without the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed), except for settlements providing solely for money damages and the payment of attorney’s fees (i) paid entirely from proceeds of insurance, except for any applicable deductible or (ii) in an aggregate amount (together with all other settlements entered into pursuant to this Section 5.13) not in excess of an amount set forth on Section 5.13 of the Disclosure Schedule.
Section 5.14.    Certain Indebtedness.    The Company shall, with Parent’s cooperation and at Parent’s expense, take such actions as are necessary and appropriate to obtain, prior to the Closing Date, pay-off letters in a form reasonably satisfactory to Parent evidencing the amount (the “Pay-off Amount”) necessary to pay off, at the Effective Time, all existing indebtedness and other obligations, which is set forth on Section 5.14(a) of the Disclosure Schedule (excluding any letters of credit set forth on Section 5.14(b) of the Disclosure Schedule outstanding as of the Effective Time and identified in writing by the Company to Parent at least five Business Days prior to the Effective Time, which Parent will, directly or indirectly, assume or otherwise provide acceptable replacement letters of credit or cash collateral) under that certain Second Amended and Restated Credit Agreement, dated as of April 26, 2016, by and among the Company, the borrowers party thereto from time to time, the guarantors and the lenders party thereto from time to time and Wells Fargo Bank, N.A., as administrative agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). At or prior to the Closing, Parent shall, or shall cause one of its Subsidiaries to, pay, on behalf of the Company, the Pay-off Amount to an account or accounts designated by the administrative agent under the Credit Agreement and take such reasonable action as necessary to replace such outstanding letters of credit as of the Effective Time.
Section 5.15.    Parent Vote.    Parent shall vote or cause to be voted any Shares beneficially owned by it or any of its Subsidiaries in favor of the adoption of this Agreement at the Company Stockholder Meeting and at all postponements, recesses or adjournments thereof.
Section 5.16.    Pre-Closing Actions.    Prior to the Closing Date, the Company shall take the actions set forth on Section 5.16 of the Disclosure Schedule in accordance therewith.
ARTICLE 6
Conditions to the Merger
Section 6.01.    Conditions to the Obligations of Each Party to Effect the Merger.    The respective obligation of each Party to effect the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:
(a)   no Governmental Authority of competent jurisdiction shall have enacted, entered or enforced any Order or Law which is in effect and declares unlawful or enjoins the Merger;
(b)   the Company Stockholder Approval shall have been obtained in accordance with the DGCL; and
(c)   the waiting period under the HSR Act shall have expired or been terminated and the approvals set forth in Section 6.01(c) of the Disclosure Schedule shall have been obtained.
Section 6.02.    Conditions to the Obligations of Parent and Merger Sub to Effect the Merger.    The respective obligation of Parent and Merger Sub to effect the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:
(a)   the Company shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time;
(b)   (i) the representations and warranties of the Company set forth in Section 3.01 (Organization, Standing and Corporate Power), Section 3.02 (Authority), Section 3.03(a)(i) (Non-Contravention), Section 3.05(b) (Subsidiaries), Section 3.25 (Takeover Laws) and Section 3.27 (No Brokers) shall be true and correct in all respects as of the date of this Agreement and as of the Effective Time as though made as of the Effective Time (or, in the case of those representations and warranties that are made as of a particular date or period, as of such date or period); (ii) the representations and warranties of the Company set forth in Section 3.04(a) and Section 3.04(b) (Capitalization) shall be true and correct in all respects as of the date of this Agreement and as of the Effective Time as though made as of the Effective Time (or, in the case of those representations and warranties that are made as of a particular date or period, as of such date or period) (with the exception of inaccuracies that are individual or in the aggregate de minimis); and (iii) the other representations and warranties of the Company set forth in Article 3 shall be true and correct (disregarding all qualifications or limitations as to “materially”, “Company Material Adverse Effect” and words of similar import set forth therein) at and as of the date of this Agreement and as of the Effective Time as if made at and as of such time (or, in the case of those representations and warranties that are made as of a particular date or period, as of such date or period), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;
(c)   Parent shall have received a certificate signed by the chief executive officer or chief financial officer of the Company to the effect of clauses (a) and (b) above; and
(d)   there shall not have occurred and be continuing as of or otherwise arisen before the Effective Time any event, occurrence, revelation or development of a state of circumstances or facts which, individually or in the aggregate, has had a Company Material Adverse Effect.
Section 6.03.    Conditions to the Obligations of the Company to Effect the Merger.    The obligation of the Company to effect the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:

(a)   each of Parent and Merger Sub shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time;
(b)   the representations and warranties of Parent and Merger Sub contained in this Agreement shall be true and correct (disregarding all qualifications or limitations as to “materially”, “Parent Material Adverse Effect” and words of similar import set forth therein) at and as of the date of this Agreement and as of the Effective Time as if made at and as of such time (or, in the case of those representations and warranties that are made as of a particular date or period, as of such date or period), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; and
(c)   the Company shall have received a certificate signed by a duly authorized officer of Parent and Merger Sub to the effect of clauses (a) and (b) above.
ARTICLE 7
Termination
Section 7.01.    Termination.    This Agreement may be terminated at any time prior to the Effective Time, as follows:
(a)   by mutual written consent of the Company and Parent;
(b)   by either Parent or the Company:
(i)   if the Merger has not been consummated on or before the six month anniversary of the date of this Agreement (the “End Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 7.01(b)(i) shall not be available to any Party whose breach of any provision of this Agreement results in the failure of the Merger to be consummated by such time;
(ii)   if any Governmental Authority of competent jurisdiction shall have enacted, entered or enforced any Order or Law permanently enjoining, restraining, prohibiting or making illegal the consummation of the Merger, which Order or Law shall have become final and non-appealable; provided, however, that (A) the Party seeking to terminate this Agreement pursuant to this Section 7.01(b)(ii) shall have complied in all material respects with its obligations set forth in Section 5.05 to contest, appeal or seek to have removed such Order or Law and (B) the right to terminate this Agreement under this Section 7.01(b)(ii) shall not be available to any Party whose breach or failure to perform or comply with any obligation under this Agreement was the primary cause of, or the primary factor that resulted in, the issuance of such Order or Law; or
(iii)   if the Company Stockholder Approval has not been obtained at the Company Stockholder Meeting (or, if the Company Stockholder Meeting has been adjourned or postponed, the final adjournment or postponement thereof); provided, that no Party may terminate this Agreement pursuant to this Section 7.01(b)(iii) if such Party has breached in any material respect any of its obligations under this Agreement in a manner that caused the failure to obtain the Company Stockholder Approval at the Company Stockholder Meeting.
(c)   by Parent:
(i)   at any time prior to, but not after, the Company Stockholder Approval has been obtained, if (A) a Company Adverse Recommendation Change shall have occurred, or (B) if there has been any violation or breach by the Company of Section 5.02 or Section 5.03 (other than any violation or breach that is immaterial by its nature); or
(ii)   if there has been any material violation or material breach by the Company of any covenant, representation or warranty contained in this Agreement, which would result in a failure of a condition set forth in Section 6.01, Section 6.02(a), Section 6.02(b) or Section 6.02(d) and (A) such material violation or material breach has not been waived by Parent, (B) Parent has provided written notice to the Company of such material violation or material breach and its intent to terminate this Agreement pursuant to this Section 7.01(c)(ii) and (C) such material violation or material breach is not capable of being cured by the End Date or, to the extent so curable, has not been cured by the Company within thirty (30) days after receiving such written notice thereof from Parent; provided, however, Parent shall not be entitled to terminate this Agreement pursuant to this Section 7.01(c)(ii) if Parent or Merger Sub is then in material breach of this Agreement.
(d)   by the Company:
(i)   if there has been any material violation or material breach by Parent or Merger Sub of any covenant, representation or warranty contained in this Agreement, which would result in a failure of a condition set forth in Section 6.01, Section 6.03(a) or Section 6.03(b) and (A) such material violation or material breach has not been waived by the Company, (B) the Company has provided written notice to Parent of such material violation or material breach and its intent to terminate this Agreement pursuant to this Section 7.01(d)(i) and (C) such material violation or material breach is not capable of being cured by the End Date or, to the extent so curable, has not been cured by Parent and Merger Sub within thirty (30) days after receiving such written notice thereof from the Company; provided, however, the Company shall not be entitled to terminate this Agreement pursuant to this Section 7.01(d)(i) if the Company is then in material breach of this Agreement; or
(ii)   at any time prior to, but not after, the Company Stockholder Approval has been obtained, the Board has determined to enter into a definitive Acquisition Agreement with respect to a Superior Proposal, but only if the Company shall have complied (other than in de minimis respects) with its obligations under Section 5.03 with respect to such Superior Proposal; provided, however, that concurrently with or as promptly as reasonably practicable following such termination under this Section 7.01(d)(ii), the Company shall enter into a definitive Acquisition Agreement with respect to such Superior Proposal and make the payment required by Section 7.03(b).
The Party desiring to terminate this Agreement pursuant to this Section 7.01 (other than pursuant to Section 7.01(a)) shall give written notice of such termination to the other Party.
Section 7.02.    Effect of Termination.    In the event that this Agreement is validly terminated pursuant to Section 7.01, this Agreement shall forthwith become null and void and of no effect without liability or obligation on the part of any Party (or any Affiliate of such Party and such Party’s and its Affiliates’ respective Representatives), except that no such termination shall relieve any Party from any liabilities or damages resulting from any willful and material breach of this Agreement prior to or in connection with such termination or from any obligation to pay the Termination Fee pursuant to Section 7.03(b); provided, however, that the provisions of the penultimate sentence of Section 5.09, this Section 7.02, Section 7.03 and Article 8 and the Confidentiality Agreement shall each survive the termination of this Agreement, as applicable, in accordance with their respective terms. For avoidance of doubt, and without limiting the foregoing, any failure of Parent or Merger Sub to effect the Merger and pay all amounts required to be paid by Parent at the Closing under Article 2 following the satisfaction or (to the extent permitted) waiver of the conditions set forth in Article 6 shall be a willful and material breach of this Agreement by Parent.
Section 7.03.    Fees and Expenses.
(a)   Except as expressly provided otherwise in this Agreement, all fees and expenses incurred in connection with this Agreement, the Merger and the other transactions contemplated by this Agreement shall be paid by the Party incurring such fees or expenses, whether or not the Merger is consummated, except that all filing fees paid in respect of the HSR Act, and any filing made under any other Antitrust Laws, shall be paid by Parent.
(b)   In the event that this Agreement is terminated:
(i)   by Parent pursuant to Section 7.01(c)(i);
(ii)   by the Company pursuant to Section 7.01(d)(ii); or
(iii)   by either Parent or the Company pursuant to Section 7.01(b)(i), and (A) at any time after the date of this Agreement and prior to the termination under Section 7.01(b)(i), an Acquisition Proposal shall have been publicly announced or publicly made known to the stockholders of the Company prior to such termination under Section 7.01(b)(i) and (B) within 12 months after such termination, the Company shall have consummated a transaction contemplated by an Acquisition

Proposal, or entered into a definitive agreement with respect to an Acquisition Proposal and the transactions contemplated by such Acquisition Proposal shall have consummated (provided, that for purposes of this Section 7.03(b)(iii), the references to “15% or more” in the definition of Acquisition Proposal shall be deemed to be references to “more than 80%”);
then, in each case, the Company shall pay, or cause to be paid, to Parent the Termination Fee (i) on or before the third Business Day following the date of such termination (in the case of termination by Parent pursuant to Section 7.01(c)(i)), (ii) concurrently with such termination (in the case of termination by the Company pursuant to Section 7.01(d)(ii)), or (iii) upon the consummation of the transaction contemplated by an Acquisition Proposal, in the case of a Termination Fee payable pursuant to Section 7.03(b)(iii), in each case by wire transfer of immediately available U.S. dollars to the applicable account or accounts designated in writing to the Company by Parent.
(c)   Upon termination of this Agreement in accordance with its terms, Parent’s right, if any, to receive the Termination Fee pursuant to Section 7.03(b) shall be the sole and exclusive remedy of Parent and Merger Sub, and their respective Affiliates against the Company and its former, current or future stockholders, directors, officers, Affiliates, agents or other Representatives for any loss suffered as a result of any breach of any representation, warranty, covenant or agreement in this Agreement or the failure of the Merger or the other transactions contemplated by this Agreement to be consummated, and upon payment of such Termination Fee, the Company and its former, current or future stockholders, directors, officers, Affiliates, agents or other Representatives shall have no further liability or obligation relating to or arising out of this Agreement, the Merger or the other transactions contemplated by this Agreement. Notwithstanding anything to the contrary contained in this Agreement, in no event shall the Company be required to pay the Termination Fee more than once. For the avoidance of doubt, while Parent and Merger Sub may pursue, in the alternative, both a grant of specific performance in accordance with Section 8.10 and the payment of the Termination Fee under Section 7.03, under no circumstances shall Parent and Merger Sub be permitted or entitled to receive both a grant of specific performance and the Termination Fee.
(d)   The Company, Parent and Merger Sub each acknowledge that the agreements contained in Section 7.03(b) are integral parts of the transactions contemplated hereby, and that, without these agreements, the Company, Parent and Merger Sub would not enter into this Agreement. Accordingly, if the Company fails to pay in a timely manner any amount due pursuant to Section 7.03(b), and, in order to obtain such payment, Parent or Merger Sub commences a claim, action, suit or other proceeding that results in a judgment against the Company, the Company shall pay to Parent interest on such amount from and including the date payment of such amount was due to but excluding the date of actual payment at the prime rate set forth in the Wall Street Journal in effect on the date such payment was required to be made plus 1%, together with reasonable legal fees and expenses incurred in connection with such claim, suit, proceeding or other action.
Section 7.04.    Amendment.    This Agreement may be amended by the Parties at any time prior to the Effective Time; provided, however, that after the Company Stockholder Approval there shall be no amendment or waiver that pursuant to applicable Law requires further Company Stockholder Approval. Any amendment to this Agreement shall be in a writing specifically designated as an amendment hereto and signed on behalf of each of the Parties.
Section 7.05.    Extension; Waiver.    At any time prior to the Effective Time, the Parties may (a) extend the time for the performance of any of the obligations or other acts of the other Parties, (b) to the extent permitted by applicable Law, waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) to the extent permitted by applicable Law, waive compliance with any of the agreements or conditions contained herein. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the Parties. No waiver of any provision of this Agreement shall be effective except by written instrument executed by the Party against whom the waiver is to be effective. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts.

ARTICLE 8
General Provisions
Section 8.01.    No Survival.    Each of the Parties, intending to modify any applicable statute of limitations, agree that (a) all of the representations and warranties in this Agreement and in any certificate or other instrument delivered pursuant hereto shall terminate effective as of the Effective Time and shall not survive the Effective Time for any purpose, and thereafter there shall be no liability on the part of, nor shall any claim be made by, any Party or any of their respective Affiliates, or any of their respective Representatives, in respect thereof, (b) after the Effective Time, there shall be no liability on the part of, nor shall any claim be made by, any Party or any of their respective Affiliates, or any of their respective Representatives, in respect of any covenants or agreements that, by their terms, contemplate performance at or prior to the Effective Time, and (c) covenants or agreements that, by their terms, contemplate performance following the Effective Time shall survive the Effective Time for the period set forth therein or until fully performed.
Section 8.02.    Notices.    All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered, (b) one Business Day after deposit with Federal Express or similar overnight courier service for delivery the next Business Day, (c) upon confirmation by email transmission (with a copy sent by overnight prepared courier service for delivery the next Business Day) or (d) three Business Days after being mailed by first class mail, return receipt requested. Notices, demands and other communications to the Parties shall, unless another address is specified in writing, be sent to the addresses indicated below:
(a)   if to Parent or Merger Sub, to:
Gentex Corporation
600 N. Centennial
Zeeland, MI 49464
Attention: General Counsel
Email: legal.notification@gentex.com
with a copy (which shall not constitute notice) to:
Jones Day
901 Lakeside Avenue
Cleveland, OH 44114
Attention: Benjamin L. Stulberg
Email: blstulberg@jonesday.com
and
Jones Day
325 John H. McConnell Blvd., Suite 600
Columbus, OH 43215
Attention: Ashley L. Gullett
Email: agullett@jonesday.com
if to the Company, to:
VOXX International Corporation
180 Marcus Blvd.
Hauppauge, NY 11788
Attention: Patrick M. Lavelle, CEO
Email: plavelle@voxxintl.com

with a copy (which shall not constitute notice) to:
Bryan Cave Leighton Paisner LLP
1290 Avenue of the Americas
New York, NY 10104
Attention: Kenneth L. Henderson; Aaron M. Lang
Email: kenneth.henderson@bclplaw.com; aaron.lang@bclplaw.com
Section 8.03.    Entire Agreement.    This Agreement (including the Disclosure Schedule and Exhibits attached hereto) and other documents delivered in connection with this Agreement contain the entire understanding of the Parties in respect of their subject matter and supersede all prior agreements and understandings (oral or written) between the Parties with respect to such subject matter, other than the Confidentiality Agreement. The Disclosure Schedule and Exhibits constitute a part of this Agreement as though set forth in full herein.
Section 8.04.    Disclosure Schedule.    The Disclosure Schedule is not intended to constitute, and shall not be construed as constituting, representations or warranties of the Company, except and solely to the extent that a representation or warranty set forth in Article 3 of this Agreement specifically states that a particular item is set forth on a particular section of the Disclosure Schedule. The fact that any item or other information is disclosed in the Disclosure Schedule shall not be construed to mean that such information is required to be disclosed by this Agreement. Inclusion of any item or other matter in the Disclosure Schedule shall not be construed as an admission or indication that such item or other matter is or is not material, that such item has had or would reasonably be expected to have a Company Material Adverse Effect or that such item will in fact exceed any applicable threshold limitation set forth in this Agreement. Headings in the Disclosure Schedule are inserted for reference purposes and for convenience of the reader only and shall not affect the interpretation thereof or of this Agreement. Nothing contained in the Disclosure Schedule shall be construed as an admission of liability or responsibility in connection with any pending, threatened or future matter or proceeding.
Section 8.05.    Binding Effect; Assignment.    The rights and obligations of this Agreement shall bind and inure to the benefit of the Parties and their respective successors and assigns. Except as expressly provided herein, the rights and obligations of this Agreement may not be assigned by any Party without the prior written consent of the other Parties.
Section 8.06.    No Third Party Beneficiaries.    Nothing expressed or implied in this Agreement is intended to confer any legal or equitable rights, benefits, remedies, obligations or liabilities upon any Person other than the Parties and their respective successors and permitted assigns; provided, however, that the Parties specifically acknowledge and agree that, (a) Section 5.07 shall inure to the benefit of the Persons benefiting therefrom who are intended to be third party beneficiaries thereof, (b) following the Effective Time, each holder of Company Common Stock shall be entitled to enforce the provisions of Article 2 to the extent necessary to receive the consideration to which such holder is entitled pursuant to Article 2, and (c) following the Effective Time, the holders of Company RSUs shall be entitled to enforce the provisions of Section 2.08 to the extent necessary to receive the consideration to which such holder is entitled pursuant to Section 2.08.
Section 8.07.    Governing Law.    This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.
Section 8.08.    Consent to Jurisdiction.    Each Party hereby submits to the exclusive jurisdiction of the Delaware Court of Chancery or, if under applicable Law the Delaware Court of Chancery does not have proper subject matter jurisdiction, any federal or state court in the State of Delaware (and appellate courts thereof) (the “Delaware Courts”) for any dispute arising out of or relating to this Agreement or the breach, termination or validity thereof. Each Party hereby irrevocably and unconditionally waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such proceedings brought in such court. Each of the Parties irrevocably and unconditionally waives and agrees not to plead or claim in any such court (a) that it is not personally subject to the jurisdiction of the

Delaware Courts for any reason other than the failure to serve process in accordance with applicable Law, (b) that it or its property is exempt or immune from jurisdiction of the Delaware Courts or from any legal process commenced in the Delaware Courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable Law that (i) the suit, action or proceeding in the Delaware Courts is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by the Delaware Courts.
Section 8.09.    Waiver of Jury Trial.    EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
Section 8.10.    Specific Performance.    The Parties agree that irreparable harm would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms on a timely basis or were otherwise breached. It is accordingly agreed that, without posting bond or other undertaking, the Parties shall be entitled to injunctive or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. In the event that any such action is brought in equity to enforce the provisions of this Agreement, no Party will allege, and each Party hereby waives the defense or counterclaim, that there is an adequate remedy at law. The Parties further agree that (a) by seeking any remedy provided for in this Section 8.10, a Party shall not in any respect waive its right to seek any other form of relief that may be available to such Party under this Agreement and (b) nothing contained in this Section 8.10 shall require any Party to institute any action for (or limit such Party’s right to institute any action for) specific performance under this Section 8.10 before exercising any other right under this Agreement.
Section 8.11.    Severability.    If any provisions of this Agreement, or the application thereof to any Person or circumstance, is invalid or unenforceable in any jurisdiction, then (a) a substitute and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable in such jurisdiction, the intent and purpose of the invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability of such provision affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
Section 8.12.    Counterparts.    This Agreement may be executed in any number of counterparts (including by means of facsimile and electronically transmitted portable document format (pdf) signature pages), each of which shall be an original but all of which together shall constitute one and the same instrument.
[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
GENTEX CORPORATION
By:
/s/ Scott Ryan

Name:
Scott Ryan

Title:
Vice President, General Counsel and
Corporate Secretary

INSTRUMENT MERGER SUB, INC.
By:
/s/ Kevin Nash

Name:
Kevin Nash

Title:
Chief Financial Officer and Treasurer

VOXX INTERNATIONAL CORPORATION
By:
Patrick Lavelle

Name:
Patrick Lavelle

Title:
Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Annex B
VOTING AND SUPPORT AGREEMENT
This VOTING AND SUPPORT AGREEMENT (this “Agreement”), is dated as of December 17, 2024 (the “Effective Date”), is made by and among Gentex Corporation, a Michigan corporation (“Parent”), Instrument Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and each of the stockholders of VOXX International Corporation, a Delaware corporation (the “Company”), set forth on Exhibit A attached hereto (collectively, the “Stockholders,” and individually a “Stockholder”). Parent, Merger Sub and the Stockholders are referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).
RECITALS
WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Merger Sub, and the Company, are entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), providing for, among other things and subject to the terms and conditions of the Merger Agreement, Merger Sub to be merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Merger”);
WHEREAS, as of the Effective Date, each Stockholder is the record and beneficial owner of the number of shares of Company Common Stock set forth opposite such Stockholder’s name on Exhibit A attached hereto (each, including any such Additional Securities (as defined below) an “Owned Share”); and
WHEREAS, as a condition and an inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, concurrently with the execution and delivery of the Merger Agreement, the Stockholders are entering into this Agreement with Parent and Merger Sub, pursuant to which, among other things, each such Stockholder has agreed to vote in favor of the adoption of the Merger Agreement.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE I
STOCKHOLDERS CONSENT;
AGREEMENT TO VOTE AND IRREVOCABLE PROXY
Section 1.1   Agreement to Vote
Each Stockholder hereby irrevocably and unconditionally agrees that, from the Effective Date until the earlier of (a) the time that the Company Stockholder Approval has been obtained or (b) termination of this Agreement in accordance with Section 5.1 (the “Agreement Term”), such Stockholder shall (i) take all such actions as may be reasonably required to cause each of such Stockholder’s Owned Shares to be present, in person or by proxy, at the Company Stockholder Meeting for purposes of determining a quorum and (ii) at any Company Stockholder Meeting vote (or cause to be voted), to the extent entitled to vote thereon, all of such Stockholder’s Owned Shares:
(A)   in favor of (I) adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger and (II) the approval of any proposal to adjourn such Company Stockholder Meeting to a later date if there are not sufficient votes for adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger; and
(B)   against (I) any Acquisition Proposal, (II) any action that would reasonably be expected to result in a breach of or failure to perform any representation, warranty, covenant or agreement of the Company under the Merger Agreement or of such Stockholder under this Agreement, (III) any action that would reasonably be expected to prevent or materially delay or impede the consummation of the transactions contemplated by the Merger Agreement, including the Merger, (IV) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, material business transaction, sale of assets, reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its Subsidiaries, and (V) any amendment of the Company’s organizational documents that would reasonably be expected to impair the ability of the Company, Parent or Merger Sub to complete the Merger, or that would or would reasonably be expected to prevent, impede, frustrate, interfere with, delay, postpone or adversely affect the consummation of the Merger;
provided, for the avoidance of doubt, nothing in this Agreement shall require any Stockholder to vote in any manner with respect to any amendment to the Merger Agreement that (i) decreases the Per Share Merger Consideration or changes the form of the Per Share Merger Consideration payable to stockholders of the Company; (ii) imposes any material restrictions or any additional conditions on the consummation of the Merger or the payment of the Merger Consideration to stockholders of the Company; or (iii) extends the End Date.
Section 1.2   Other Voting Rights
For the avoidance of doubt, except as expressly set forth in this Agreement, nothing in this Agreement shall limit the right of any Stockholder to vote in favor of, against, or abstain with respect to any matter presented to the Company’s stockholders not addressed by this Agreement.
Section 1.3   Grant of Irrevocable Proxy
Each Stockholder hereby irrevocably appoints Parent and any designee of Parent, and each of them individually, as such Stockholder’s proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote at the Company Stockholder Meeting during the Agreement Term, with respect to such Stockholder’s Owned Shares as of the applicable record date, in each case solely to the extent and in the manner specified in Section 1.1 (the “Proxy”); provided, however, that such Proxy shall be effective if, and only if, the Stockholder has not delivered to the Corporate Secretary of the Company, at least two Business Days prior to the Company Stockholder Meeting, a duly executed proxy card directing that such Stockholder’s Owned Shares be voted in accordance with Section 1.1. The Proxy is given to secure the performance of the duties of each Stockholder under this Agreement, and its existence will not be deemed to relieve any Stockholder of such Stockholder’s obligations under this Agreement. The Proxy shall expire and be deemed revoked automatically at the expiration of the Agreement Term or in the event of termination of this Agreement pursuant to Section 5.1.
Section 1.4   Nature of Irrevocable Proxy
The Proxy granted by each Stockholder is irrevocable during the Agreement Term or until this Agreement is terminated pursuant to Section 5.1, shall be deemed to be coupled with an interest sufficient in Law to support an irrevocable proxy and shall revoke any and all prior proxies granted by any Stockholder with regard to such Stockholder’s Owned Shares and each Stockholder acknowledges that the Proxy constitutes an inducement for Parent and Merger Sub to enter into the Merger Agreement. The power of attorney granted by each Stockholder is a durable power of attorney and shall survive the bankruptcy, dissolution, death or incapacity of such Stockholder.
ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS
Each Stockholder, on behalf of itself, severally, but not jointly, hereby represents and warrants to Parent and Merger Sub as of the Effective Date:
Section 2.1   Power; Due Authorization; Binding Agreement
Such Stockholder, if an entity, has all requisite corporate or limited liability company power (as applicable) and authority and, and if a natural person, legal capacity, to enter into this Agreement and subject to receipt of the Company Stockholder Approval, to consummate the transactions contemplated by the Merger Agreement, including the Merger. If the Stockholder is an entity, the execution and delivery of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate, limited liability company or other applicable action on the part of such Stockholder, and no other proceedings on the part of such Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Stockholder. Assuming the due and valid authorization, execution and delivery hereof by the other Parties, this Agreement constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, except that such enforcement may be subject to the Bankruptcy and Equity Exceptions.
Section 2.2   Ownership of Shares
(a)   Such Stockholder’s Owned Shares are owned beneficially and of record by such Stockholder free and clear of any Liens. Such Stockholder does not beneficially own any capital stock or other securities of the Company other than the Owned Shares and does not beneficially own any rights to purchase or acquire any shares of capital stock of the Company except as set forth opposite such Stockholder’s name on Exhibit A, or that are outstanding equity awards under the Company’s equity incentive plan. Other than restrictions in favor of Parent pursuant to this Agreement and except for such transfer restrictions of general applicability as may be provided under the Securities Act, as of the Effective Date such Stockholder has (except as otherwise permitted by this Agreement) sole dispositive power over the Owned Shares and sole voting power with respect to the matters set forth in Section 1.1 in respect of all of the Owned Shares of such Stockholder and no proxies have been given in respect of any or all of such Owned Shares other than proxies which have been validly revoked prior to the Effective Date.
(b)   For purposes of this Agreement, the term “beneficial owner” shall be interpreted in accordance with the term “beneficial owner” as defined in Rule 13d-3 adopted by the SEC under the 1934 Act; provided that, without limiting the generality of the foregoing, for purposes of determining beneficial ownership, a Person shall not be deemed to be the beneficial owner of any shares of Company Common Stock which such Person has the right to acquire pursuant to any contract or upon the exercise of conversion rights, exchange rights, warrants, options or otherwise, or upon the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing, unless and until such Person has actually acquired such shares of Company Common Stock upon such exercise, satisfaction, occurrence or combination thereof. The terms “beneficial ownership,” “beneficially own” and “beneficially owned” shall have correlative meanings.
Section 2.3   Adequate Information
Such Stockholder is a sophisticated holder with respect to the Owned Shares and has adequate information concerning the transactions contemplated by the Merger Agreement, including the Merger, and concerning the business and financial condition of Parent and the Company to make an informed decision regarding the matters referred to herein and has independently, without reliance upon the Company, and based on such information as such Stockholder has deemed appropriate, made such Stockholder’s own analysis and decision to enter into this Agreement.
Section 2.4   No Conflict
The execution and delivery of this Agreement by such Stockholder does not, and the performance of the terms of this Agreement by such Stockholder will not, (a) require the consent or approval of, or any filing with, any other Person, other than filings under the Exchange Act, (b) if an entity, conflict with or violate any organizational document of such Stockholder, (c) conflict with or violate or result in any breach of, or default (with or without notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Liens on, any of the Owned Shares pursuant to any Contract to which such Stockholder is a party or by which such Stockholder or any of the Owned Shares are bound, or (d) violate any applicable Laws applicable to such Stockholder or any of its assets (including the Owned Shares), except for any of the foregoing which would not, individually or in the aggregate, prevent, materially delay or impair in any material respect the Stockholder’s ability to perform its obligations under this Agreement.
Section 2.5   Acknowledgment
Such Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

Section 2.6   Transaction Fee
Such Stockholder has not employed any investment banker, broker or finder in connection with the Merger who is entitled to any fee or any commission from Parent or the Company or any of their respective Subsidiaries in connection with or upon consummation of the Merger or any other transaction contemplated by the Merger Agreement based upon arrangements made by or on behalf of such Stockholder (it being understood that arrangements of the Company or its other affiliates shall not be deemed to be an arrangement of such Stockholder).
Section 2.7   Actions and Proceedings
There are no (a) Actions pending or, to the knowledge of such Stockholder, threatened against such Stockholder or any of its assets or (b) outstanding Orders or Contracts settling any actual or threatened Action to which such Stockholder or any of its assets are subject or bound, in each case, which would prevent, materially delay or impair in any material respect such Stockholder’s ability to perform its obligations under this Agreement.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Parent and Merger Sub hereby represent and warrant to each Stockholder as of the Effective Date:
Section 3.1   Power; Due Authorization; Binding Agreement
Each of Parent and Merger Sub has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by each of Parent and Merger Sub, and the consummation by each such entity of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate, partnership or other applicable action on the part of such entity, and no other proceedings on the part of such entity are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of Parent and Merger Sub, and assuming the due and valid authorization, execution and delivery hereof by the other Parties, this Agreement constitutes a valid and binding agreement of each of Parent and Merger Sub, enforceable against such entity in accordance with its terms, except that such enforcement may be subject to the Bankruptcy and Equity Exceptions.
Section 3.2   No Conflict
The execution and delivery of this Agreement by each of Parent and Merger Sub does not, and the performance of the terms of this Agreement by each of Parent and Merger Sub will not, (a) require the consent or approval of, or any filing with, any other Person, other than filings under the Exchange Act, (b) conflict with or violate any organizational document of such entity, (c) conflict with or violate or result in any breach of, or default (with or without notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Liens on the assets or properties of Parent or Merger Sub pursuant to any Contract to which either such entity is a party or by which either such entity is bound, or (d) violate any applicable Laws applicable to such entity or any of its assets, except for any of the foregoing which would not, individually or in the aggregate, prevent, materially delay or impair in any material respect Parent and Merger Sub’s ability to perform its obligations under this Agreement.
Section 3.3   Actions and Proceedings
There are no (a) Actions pending or, to the knowledge of Parent or Merger Sub, threatened against such entities or any of their respective assets or (b) outstanding Orders or Contracts settling any actual or threatened Action to which such Parent or Merger Sub or any of their respective assets are subject or bound, in each case, which would prevent, materially delay or impair in any material respect Parent’s or Merger Sub’s ability to perform its obligations under this Agreement.

ARTICLE IV
COVENANTS OF THE STOCKHOLDERS
Section 4.1   Restriction on Transfer, Proxies and Non-Interference
Each Stockholder hereby agrees, during the Agreement Term, not to, directly or indirectly, voluntarily or involuntarily, (a) sell, transfer, pledge, encumber, assign or otherwise dispose of (including by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of Law or otherwise), or enter into any Contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of (including by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of Law or otherwise), or limitation on the voting rights of, any of the Owned Shares or any economic interest therein (any such action, a “Transfer”), (b) grant any proxies or powers of attorney with respect to the Owned Shares of such Stockholder, deposit any such Owned Shares into a voting trust or enter into a voting agreement with respect to any such Owned Shares, in each case with respect to any vote on the approval and adoption of the Merger Agreement or any other matters set forth in Section 1.1 of this Agreement, (c) form, join, encourage, influence, advise or in any way participate in any “group” (as such term is defined in Section 13(d)(3) of the Exchange Act) with any Persons with respect to any securities of the Company, or (d) commit or agree to take any of the foregoing actions during the Agreement Term; provided, that, the foregoing notwithstanding, the following Transfers are permitted: (i) Transfers of Owned Shares to any affiliate of such Stockholder, or by will, intestacy, Order or by operation of Law or other transfers for estate planning purposes to a party who has agreed in writing (the form and substance of which is reasonably acceptable to Parent) to be bound by the terms of this Agreement; or (ii) Transfers of Owned Shares with Parent’s prior written consent.
Section 4.2   Additional Securities
From the Effective Date until the earlier of (a) the termination of this Agreement pursuant to Section 5.1 and (b) the Company Stockholder Meeting, in the event any Stockholder becomes the record and beneficial owner of (i) any shares of Company Common Stock or any other voting securities of the Company, (ii) any securities which may be converted into or exchanged for such share or other securities, or (iii) any securities issued in replacement of, or as a dividend or distribution on, or otherwise in respect of, such shares or other securities (collectively, “Additional Securities”), such Additional Securities will be subject to the terms of this Agreement and the covenants applicable to the Owned Shares hereunder shall apply to such Additional Securities as though owned by the Stockholder on the Effective Date.
Section 4.3   Merger Agreement Obligations
Subject to Section 4.4, and subject to each Stockholder’s or its affiliate’s right to take any action solely in his or her capacity as an officer or director of the Company that an officer acting on behalf of the Company or a director of the Company, respectively, (i) is not expressly prohibited from taking or (ii) would not be expressly prohibited from taking, in each case by Section 5.03 of the Merger Agreement, each Stockholder agrees that during the Agreement Term, it shall not, and shall cause its affiliates (other than passive investors in the Stockholder who are not otherwise affiliates of the Stockholder or involved in advising or managing such Stockholder or any of its affiliates) and each of its and their respective Representatives not to, directly or indirectly through another Person, (a) solicit, initiate, knowingly encourage or knowingly facilitate any Acquisition Proposal or offer or inquiry that would reasonably be expected to lead to any Acquisition Proposal, or the making or consummation thereof, (b) other than to inform any Person of the existence of the provisions contained in this Section 4.3, enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any information or afford any Person access to the business, properties, assets, books or records of the Company or any of its Subsidiaries in connection with, or otherwise knowingly cooperate or assist any effort by any Person in making, any Acquisition Proposal, (c) enter into any agreement, letter of intent, memorandum of understanding, agreement in principle or similar agreement or document with respect to any Acquisition Proposal, or (d) commit to do any of the foregoing, in any such case if such action taken by the Company or any officer or director of the Company would constitute a breach of the provisions of Section 5.03 of the Merger Agreement.

Section 4.4   No Limitations on Actions
Parent expressly acknowledges that each Stockholder is entering into this Agreement solely in such Stockholder’s capacity as the beneficial owner of Owned Shares and this Agreement shall not limit or otherwise affect the actions or fiduciary duties of such Stockholder, or any of such Stockholder’s affiliates, in such Stockholder’s, or any of such Stockholder’s affiliates’, capacity, if applicable, as a director of the Company. Parent shall not assert any claim that any action taken by such Stockholder, or any of such Stockholder’s affiliates, in such Stockholder’s, or any of such Stockholder’s affiliates’, capacity, if applicable, as a director of the Company violates any provision of this Agreement.
Section 4.5   Further Assurances
From time to time, at the reasonable request of Parent and without further consideration, each Stockholder shall, at Parent’s cost and expense, use reasonable best efforts to execute and deliver such additional documents and take all such further action as may be reasonably necessary to comply with such Stockholder’s obligations under this Agreement.
Section 4.6   Notice of Acquisitions
Each Stockholder (severally and not jointly) agrees to notify Parent as promptly as reasonably practicable (and in any event within two Business Days after receipt) orally and in writing of the number of any additional Company Shares or other securities of the Company of which such Stockholder acquires beneficial ownership on or after the date hereof.
Section 4.7   General Covenants
Each Stockholder agrees that such Stockholder shall not enter into any Contract with any Person or take any other action that violates such Stockholder’s covenants and obligations under this Agreement.
ARTICLE V
MISCELLANEOUS
Section 5.1   Termination of this Agreement
This Agreement, and all obligations, terms and conditions contained herein, shall automatically terminate without any further action required by any Party upon the earliest to occur of: (a) the termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, or (c) the Board making a Company Adverse Recommendation Change pursuant to the Merger Agreement.
Section 5.2   Effect of Termination
In the event of termination of this Agreement pursuant to Section 5.1, this Agreement shall become void and of no effect with no liability on the part of any Party; provided, however, no such termination shall relieve any Party from any liability for any breach of this Agreement occurring prior to such termination and the provisions of this ARTICLE V, shall survive any such termination. Notwithstanding the foregoing, termination of this Agreement shall not prevent any Party from seeking any remedies (at Law or in equity) against any other Party for that Party’s breach of any of the terms of this Agreement prior to the date of termination. Nothing in the Merger Agreement shall relieve any Stockholder from any liability arising out of or in connection with this Agreement.
Section 5.3   No Ownership Interest
Nothing contained in this Agreement shall be deemed to vest in Parent, Merger Sub or any other Person any direct or indirect ownership or incidence of ownership of or with respect to any Owned Shares. Each Stockholder has agreed to enter into this Agreement and act in the manner specified in this Agreement for consideration. All rights and all ownership and economic benefits of and relating to a Stockholder’s Owned Shares shall remain vested in and belong to such Stockholder and its applicable controlled affiliates, and except as expressly set forth in this Agreement, nothing herein shall, or shall be construed to, grant Parent or Merger Sub any power, sole or shared, to direct or control the voting or disposition of any of such Stockholder’s Owned Shares or in the exercise of such Stockholder’s rights as a stockholder of the Company. Nothing in this Agreement shall be interpreted (i) as creating or forming a “group” with any other Person, including Parent, Merger Sub or any other Stockholder, for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of applicable Law or (ii) as causing any other Person, including Parent, Merger Sub or any other Stockholder, to be an affiliated stockholder or to have voting power, “control” or beneficial ownership over any Stockholder’s Owned Shares.
Section 5.4   Entire Agreement
This Agreement (together with the Merger Agreement) and other documents delivered in connection with this Agreement contain the entire understanding of the Parties in respect of their subject matter and supersede all prior agreements and understandings (oral or written) between the Parties with respect to such subject matter, other than the Confidentiality Agreement.
Section 5.5   Binding Effect; Assignment
The rights and obligations of this Agreement shall bind and inure to the benefit of the Parties and their respective successors and assigns. Except as expressly provided herein, the rights and obligations of this Agreement may not be assigned by any Party without the prior written consent of the other Parties.
Section 5.6   Amendment
This Agreement may only be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each of the Parties, or in the case of a waiver, by the Party against whom the waiver is to be effective. No failure or delay by a Party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. No waiver of any provision of this Agreement shall be effective except by written instrument executed by the Party against whom the waiver is to be effective. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts.
Section 5.7   Notices
All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered, (b) one Business Day after deposit with Federal Express or similar overnight courier service for delivery the next Business Day, (c) upon confirmation by email transmission (with a copy sent by overnight prepared courier service for delivery the next Business Day) or (d) three Business Days after being mailed by first class mail, return receipt requested. Notices, demands and other communications to the Parties shall, unless another address is specified in writing, be sent to the addresses indicated below:
if to Parent or Merger Sub, to:
Gentex Corporation
600 N. Centennial
Zeeland, MI 49464
Attention: General Counsel
Email: legal.notification@gentex.com
with a copy (which shall not constitute notice) to:
Jones Day
901 Lakeside Avenue
Cleveland, OH 44114
Attention: Benjamin L. Stulberg
Email: blstulberg@jonesday.com
and
Jones Day
325 John H. McConnell Blvd., Suite 600
Columbus, OH 43215
Attention: Ashley L. Gullett
Email: agullett@jonesday.com

if to the Stockholders, to:
[REDACTED]
Attention:
Email:
with a copy (which shall not constitute notice) to:
Stopol & Camelo, LLP
180 Marcus Blvd.
Hauppauge, NY 11788
Attention: Larry Stopol
Email: Larry@stopolcamelo.com
Section 5.8   Governing Law
This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.
Section 5.9   Consent to Jurisdiction
Each Party hereby submits to the exclusive jurisdiction of the Delaware Court of Chancery or, if under applicable Law the Delaware Court of Chancery does not have proper subject matter jurisdiction, any federal or state court in the State of Delaware (and appellate courts thereof) (the “Delaware Courts”) for any dispute arising out of or relating to this Agreement or the breach, termination or validity thereof. Each Party hereby irrevocably and unconditionally waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such proceedings brought in such court. Each of the Parties irrevocably and unconditionally waives and agrees not to plead or claim in any such court (a) that it is not personally subject to the jurisdiction of the Delaware Courts for any reason other than the failure to serve process in accordance with applicable Law, (b) that it or its property is exempt or immune from jurisdiction of the Delaware Courts or from any legal process commenced in the Delaware Courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable Law that (i) the suit, action or proceeding in the Delaware Courts is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by the Delaware Courts.
Section 5.10   Waiver of Jury Trial
EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
Section 5.11   Specific Performance
The Parties agree that irreparable harm would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms on a timely basis or were otherwise breached. It is accordingly agreed that, without posting bond or other undertaking, the Parties shall be entitled to injunctive or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. In the event that any such action is brought in equity to enforce the provisions of this Agreement, no Party will allege, and each Party hereby waives the defense or counterclaim, that there is an adequate remedy at law. The Parties further agree that (a) by seeking any remedy provided for in this Section 5.11, a Party shall not in any respect waive its right to seek any other form of relief that may be available to such Party under this Agreement and (b) nothing contained in this Section 5.11 shall require any Party to institute any action for (or limit such Party’s right to institute any action for) specific performance under this Section 5.11 before exercising any other right under this Agreement.
Section 5.12   Severability
If any provisions of this Agreement, or the application thereof to any Person or circumstance, is invalid or unenforceable in any jurisdiction, then (a) a substitute and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable in such jurisdiction, the intent and purpose of the invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability of such provision affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
Section 5.13   Counterparts
This Agreement may be executed in any number of counterparts (including by means of facsimile and electronically transmitted portable document format (pdf) signature pages), each of which shall be an original but all of which together shall constitute one and the same instrument.
Section 5.14   Interpretation
The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. When a reference is made in this Agreement to an Article, Section, paragraph, clause or Exhibit, such reference shall be deemed to be to this Agreement unless otherwise indicated. All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit but not otherwise defined therein shall have the meaning as defined in this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” References to any “statute” or “regulation” are to the statute or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any “section of any statute or regulation” include any successor to the section. The definition of any singular term in this Agreement will be deemed to include the plural, and any plural term the singular. All pronouns and variations of pronouns will be deemed to refer to the feminine, masculine or neuter, singular or plural, as the identity of the Person referred to may require. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning. All references to “$” in this Agreement shall be deemed references to United States dollars. Unless otherwise indicated, the word “day” shall be interpreted as a calendar day. The headings contained herein (including in the Exhibits) are for reference purposes only and shall not affect in any way the meaning or interpretation hereof. The Parties agree that the terms and language of this Agreement were the result of negotiations between the Parties and their respective advisors and, as a result, there shall be no presumption that any ambiguities in this Agreement shall be resolved against any Party. Any controversy over construction of this Agreement shall be decided without regard to events of authorship or negotiation.
Section 5.15   Publication
Each Stockholder hereby permits the Company, Parent and Merger Sub to publish and disclose in any documents or schedules filed with the SEC and any other disclosures or filings required by applicable Law such Stockholder’s identity and ownership of the Owned Shares and the nature of such Stockholder’s commitments pursuant to this Agreement; provided, that each of the Company, Parent and Merger Sub will provide a reasonably opportunity for such Stockholder’s prior review of any such disclosure or filing, and will consider in good faith any comments proposed by such Stockholder.
[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the Effective Date.
GENTEX CORPORATION
By:
/s/ Scott Ryan

Name:
Scott Ryan

Title:
Vice President, General Counsel and
Corporate Secretary

INSTRUMENT MERGER SUB, INC.
By:
/s/ Kevin Nash

Name:
Kevin Nash

Title:
Chief Financial Officer and Treasurer

[Signature Page to Voting and Support Agreement]

STOCKHOLDERS:
SHALVOXX A HOLDCO LLC
By:
/s/ John Shalam

Name:
John Shalam

Title:
Manager

By:
/s/ Ari Shalam

Name:
Ari Shalam

Title:
Manager

SHALVOXX B HOLDCO LLC
By:
/s/ John Shalam

Name:
John Shalam

Title:
Manager

By:
/s/ Ari Shalam

Name:
Ari Shalam

Title:
Manager

/s/ Ari Shalam

Name: Ari M. Shalam
/s/ David Shalam

Name: David Shalam
/s/ Marc Shalam

Name: Marc Shalam
[Signature Page to Voting and Support Agreement]

Exhibit A
Company Stock Ownership
Stockholder	Number of Shares Beneficially Owned
SHALVOXX A HOLDCO LLC	1,915,373 shares of Class A Common Stock
SHALVOXX B HOLDCO LLC	2,144,152 shares of Class B Common Stock
Ari M. Shalam	19,057 shares of Class A Common Stock 38,934 shares of Class B Common Stock
David Shalam	734 shares of Class A Common Stock 38,934 shares of Class B Common Stock
Marc Shalam	734 shares of Class A Common Stock 38,934 shares of Class B Common Stock

Annex C
December 17, 2024
CONFIDENTIAL
Transaction Committee of the Board of Directors
Voxx International Corporation
2351 J. Lawson Boulevard
Orlando, FL 32824
Ladies and Gentlemen:
You have asked us to advise you with respect to the fairness, from a financial point of view, to the holders (other than the Excluded Holders (as defined below)) of the outstanding shares of Class A common stock, par value $0.01 per share, and Class B common stock, par value $0.01 per share (collectively, the “Shares”), of Voxx International, Inc. (the “Company”) of the $7.50 in cash per Share (the “Consideration”) to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of December 17, 2024 (the “Agreement”), by and among Gentex Corporation (“Parent”), Instrument Merger Sub, Inc., a wholly-owned subsidiary of Parent (“Merger Sub”), and the Company.
We understand that the Agreement provides for the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation in the merger as a wholly-owned subsidiary of Parent (the “Merger”), and that, upon effectiveness of the Merger, each Share issued and outstanding immediately prior to the effective time of the Merger (other than (1) any Shares owned by Parent, Merger Sub or the Company, or by any subsidiary of Parent, Merger Sub or the Company and (2) any Dissenting Shares (as defined in the Agreement) (collectively, the “Excluded Shares”) and the holders of such Excluded Shares, collectively, the “Excluded Holders”)) will be cancelled and converted into the right to receive the Consideration.
For purposes of the opinion set forth herein, we have:
(i)   reviewed certain publicly available financial statements and other information of the Company;
(ii)   reviewed certain historical, internal financial statements and other financial and operating data for the Company prepared and provided to us by the management of the Company and approved for our use by the Transaction Committee of the Board of Directors of the Company (the “Transaction Committee”);
(iii)   reviewed certain internal financial projections for the Company prepared and provided to us by the management of the Company and approved for our use by the Transaction Committee;
(iv)   discussed the past and current operations, financial condition and prospects of the Company with the management of the Company;
(v)   reviewed the reported market prices and trading activity of the Shares;
(vi)   compared the financial performance and condition of the Company and the reported prices and trading activity of the Shares with that of certain other publicly traded companies that we deemed relevant;
(vii)   participated in certain discussions among management and other representatives of each of Parent and the Company;
(viii)   reviewed a draft of the Agreement dated December 17, 2024;
(ix)   reviewed publicly available information regarding the financial terms of certain transactions that we deemed relevant, in whole or in part, to the Merger; and

(x)   performed such other analyses and reviewed such other material and information as we have deemed appropriate.
We have assumed and relied upon the accuracy and completeness of the information reviewed by us for the purposes of this opinion and we have not assumed any responsibility for independent verification of such information and have relied on such information being complete and correct. We have relied on assurances of the management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading in any respect material to our analysis or opinion. With respect to the financial projections for the Company, we have assumed with the Transaction Committee’s consent that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company. We express no opinion as to these financial projections or the assumptions on which they are made. We have not conducted a physical inspection of the facilities or property of the Company. We have not assumed any responsibility for or performed any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such valuation or appraisal. Furthermore, we have not considered any tax, accounting, legal or regulatory effects of the Merger or the transaction structure on any person or entity.
We have assumed that the final form of the Agreement will be substantially the same as the draft of the Agreement reviewed by us and will not vary in any respect material to our analysis or opinion. We have assumed that the Merger will be consummated in accordance with the terms of the Agreement, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory or third-party approvals, consents, waivers and releases for the Merger, no delay, limitation, restriction or condition will be imposed or occur that would have an adverse effect on the Company or the contemplated benefits of the Merger or that otherwise would be in any respect material to our analysis or opinion. We have further assumed that all representations and warranties set forth in the Agreement are and will be true and correct as of all the dates made or deemed made and that all parties to the Agreement will comply with all covenants of such parties thereunder.
Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and other information made available to us as of the date hereof. Although subsequent developments may affect our opinion, we have no obligation to update, revise or reaffirm our opinion. In particular, we do not express any opinion as to the prices at which the Shares may trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company, Parent or the Merger, or as to impact of the Merger on the solvency or viability of the Company, Parent or Merger Sub or the ability of the Company, Parent or Merger Sub to pay their respective obligations when they come due. Furthermore, our opinion does not address the Company’s underlying business decision to undertake the Merger, and our opinion does not address the relative merits of the Merger as compared to any alternative transactions or business strategies that might be available to the Company. Our opinion is limited to the fairness, from a financial point of view, to the holders (other than the Excluded Holders) of Shares, as of the date hereof, of the Consideration to be paid to such holders pursuant to the Agreement, and does not address any other aspect or implication of the Merger or any other agreement, arrangement or understanding entered into in connection with the Merger.
Natixis, S.A. (“Natixis”), the holder of a majority of our outstanding voting equity, is, together with its affiliates, engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management, insurance, and other financial and non-financial activities and services for various persons and entities. Natixis, its affiliates, employees, and funds, and other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, or any of their respective affiliates and third parties, or any currency or commodity that may be involved in the Merger.
We have acted as financial advisor to the Transaction Committee in connection with the Merger and will receive a fee for our services, a substantial portion of which is contingent upon the closing of the Merger and a portion of which is payable upon the delivery of this letter. In addition, the Company has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement. We have not, during the two years prior to the date hereof, provided any financial advisory services to the Company, Parent, or their respective affiliates for which we received payment. In the future, we, Natixis and our respective affiliates may provide financial advisory services to the Company, Parent, and/or their respective affiliates, and may receive compensation for rendering such services.
This letter and our advisory services are provided for the information and assistance of the Transaction Committee of the Board of Directors of the Company (in its capacity as such) in connection with its consideration of the Merger. This letter may not be reproduced, summarized, described, referred to or used for any other purpose without our prior written consent, except to the extent provided in our engagement letter, dated July 2, 2024. We express no view as to, and our opinion does not address, the fairness (financial or otherwise) of the amount or nature or any other aspect of any compensation to any officers, directors or employees of any parties to the Merger, or any class of such persons, relative to the Consideration to be paid to the holders (other than the Excluded Holders) of Shares pursuant to the Agreement. This letter does not constitute a recommendation to any holder of Shares, the Transaction Committee, the Board of Directors of the Company or any other person as to how such person should vote or act with respect to the Merger, any matter relating thereto, or any other matter. The issuance of this opinion has been authorized by our fairness opinion committee.
Based on, and subject to, the foregoing, we are of the opinion that, as of the date hereof, the Consideration to be paid to the holders (other than the Excluded Holders) of Shares pursuant to the Agreement is fair from a financial point of view to such holders.
Very truly yours,
SOLOMON PARTNERS SECURITIES, LLC

Annex D
SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE
§262 Appraisal rights
(a)
Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.

(b)
Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):

(1)
Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2)
Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:

a.
Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;

b.
Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c.
Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d.
Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3)
In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4)
[Repealed.]

(c)
Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d)
Appraisal rights shall be perfected as follows:

(1)
If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or

(2)
If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(3)
Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.
(e)
Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.

(f)
Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.

(g)
At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h)
After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.
(i)
The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.

(j)
The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.

(k)
Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.
(l)
The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

V61444-TBD VOXX INTERNATIONAL CORPORATION 2351 J Lawson Blvd. Orlando, FL 32824 The undersigned appoints Patrick M. Lavelle and Loriann Shelton, each as proxies with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of VOXX International Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Special Meeting of Shareholders of the Company to be held March 31, 2025, at 10:00 a.m. Eastern time, via a live webcast at www.virtualshareholdermeeting.com/VOXX2025SM, or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on the reverse side

VOXX INTERNATIONAL CORPORATION 2351 J LAWSON BLVD. ORLANDO, FL 32824 ATTN: JANINE RUSSO SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on March 30, 2025 for shares held directly. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/VOXX2025SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on March 30, 2025 for shares held directly. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V61443-TBD KEEP THIS PORTION FOR YOUR RECORDS VOXX INTERNATIONAL CORPORATION THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSALS: For Against Abstain 1. To approve and adopt the Agreement and Plan of Merger, dated as of December 17, 2024 (as amended from time to time, the “Merger Agreement”) ! ! ! by and among VOXX International Corporation (the “Company”), Gentex Corporation, a Michigan corporation (“Gentex”), and Instrument Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Gentex (“Merger Sub”), and the transactions contemplated thereby, pursuant to which Merger Sub will merge with and into the Company, with the Company surviving such merger as the surviving corporation (the “Merger”) and a wholly owned subsidiary of Gentex (the “Merger Agreement Proposal”). 2. To approve by a non-binding, advisory vote certain compensation arrangements for the Company’s named executive officers in connection with the ! ! ! Merger. 3. To approve the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at ! ! ! the time of the Special Meeting to approve the Merger Agreement Proposal. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If signing on behalf of a corporation or partnership, please have an authorized officer sign using the full corporate or partnership name. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date